     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 18, 2002

                                                          FILE NO. 33-64845

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933



                            VANGUARD WHITEHALL FUNDS
         (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST

                                  P.O. BOX 2600
                             VALLEY FORGE, PA 19482
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (610) 669-1000

                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION ACTING PURSUANT TO SAID SECTION 8(a) MAY DETERMINE.

NO FILING FEE IS REQUIRED BECAUSE AN INDEFINITE NUMBER OF SHARES HAVE PREVIOUSLY BEEN REGISTERED PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON APRIL 17, 2002, PURSUANT TO RULE 488.

                  SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
                  A SERIES OF SCHRODER CAPTIAL FUNDS (DELAWARE)






Dear Shareholder:

     A Special Meeting of Shareholders of Schroder International Smaller Companies Fund (the "Schroder Fund"), a series of Schroder Capital Funds (Delaware) (the "Schroder Trust"), has been scheduled for _:_ _.m., ______ _, 2002. If you are a shareholder of record as of the close of business on _______ ___, 2002, you are entitled to vote at the Meeting and at any adjournment of the Meeting.

     While you are, of course, welcome to join us at the Meeting, most shareholders will cast their votes by filling out and signing the enclosed Proxy Card. Whether or not you plan to attend the Meeting, we need your vote. Please mark, sign, and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. You may also vote over the telephone by following the enclosed instructions.

     The attached combined prospectus/proxy statement is designed to give you information relating to the proposal upon which you will be asked to vote. The Board of Trustees of the Schroder Trust is recommending that you approve a reorganization of the Schroder Fund with and into Vanguard International Explorer Fund (the "Vanguard Fund"), a substantially similar fund being created within The Vanguard Group of Investment Companies just for this purpose. Assuming approval of the reorganization, each shareholder of the Schroder Fund will receive an amount of shares of the Vanguard Fund equal in value to the shares of the Schroder Fund owned by such holder at the time of the reorganization. We encourage you to support the Trustees' recommendation to approve the proposal.

     The following page highlights key points about the proposed reorganization. Before you vote, however, please read the full text of the combined prospectus/proxy statement.

     Your vote is important to us. Please do not hesitate to call (800) 464-3108 if you have any questions. Thank you for taking the time to consider this important proposal and for your investment in Schroder International Smaller Companies Fund.


                                                         Sincerely,


                                                         ---------------------
                                                         Catherine A. Mazza
                                                         President

                  KEY POINTS ABOUT THE PROPOSED REORGANIZATION

Purpose of the Reorganization

     The purpose of the reorganization is to make Schroder International Smaller Companies Fund (the "Schroder Fund") a part of The Vanguard Group of Investment Companies ("The Vanguard Group"), the second largest mutual fund complex in the United States. Under this proposal, the assets and liabilities of the Schroder Fund would be transferred to Vanguard International Explorer Fund (the "Vanguard Fund"), a substantially similar fund that is being created just for this purpose. Schroder Investment Management North America Inc. ("Schroders") would continue to serve as investment adviser, carrying out an investment program for the Vanguard Fund that is substantially similar to that of the Schroder Fund. The Vanguard Group, Inc. ("Vanguard"), however, would replace Schroders as overall manager of your investment, subject to the direction of a Vanguard Board of Trustees. After the reorganization, the Vanguard Fund would continue investing your portfolio and the Schroder Fund, which will have no remaining assets, will be dissolved. Your existing Board of Trustees believes that the reorganization is in shareholders' best interests for the following reasons:

Lower Shareholder Costs

     Because they jointly own their management company, the Vanguard funds operate on an "at-cost" basis. This operating structure, combined with the efficiencies inherent in Vanguard's size, will result in lower operating expenses for the Vanguard Fund than for the Schroder Fund. The Vanguard Fund is expected to feature a total expense ratio of 0.75% for its first full year of operations following the reorganization - an annual cost to shareholders of $75 for each $10,000 invested. By contrast, the Schroder Fund's total expense ratio for fiscal 2001 was 1.50% (pursuant to contractually imposed expense limitations and/or fee waivers in effect through October 31, 2002) - an annual cost to shareholders of $150 for each $10,000 invested.

Future Growth of the Fund

     Given the competitive nature of the mutual fund industry, Schroders determined that it would be prudent to enter into an arrangement with Vanguard. Joining The Vanguard Group should enable the Schroder Fund (as reorganized into the Vanguard Fund) to grow assets due to Vanguard's strong market penetration and reputation as a low-cost provider. It is expected that assets in the reorganized Schroder Fund will grow considerably once it is adopted within The Vanguard Group, which would result in a larger, more stable asset base for the reorganized Schroder Fund. As a result, expenses would be shared by a larger group of shareholders and expenses for existing shareholders will be reduced.

Continuity of Investment Management

     The Vanguard Fund will be managed by Schroders using an investment program that is substantially similar to the one used for the Schroder Fund. Schroders is uniquely qualified as an international small companies investment manager with over thirty years of experience investing in small companies. Schroders emphasizes fundamental research into smaller companies.

Expanded Shareholder Services

     Shareholders of the Vanguard Fund will have access to a wide range of shareholder services, including 24-hour account access, the ability to transact through Vanguard's website, exchange privileges with other Vanguard funds, and access to Vanguard's comprehensive investor education programs.

Tax-Free Nature Of The Reorganization

     The reorganization will be accomplished on a tax-free basis. Accordingly, it is expected that shareholders will not realize any capital gains when Schroder Fund shares are exchanged for shares of the Vanguard Fund.

How The Reorganization Will Affect Your Account

     If shareholders approve the reorganization, your Schroder Fund shares will be exchanged, on a tax-free basis, for an equivalent dollar amount of Vanguard Fund shares. Your account registration and account options will remain the same unless you change them. In addition, your aggregate cost basis in the account will remain the same.

                        SCHRODER CAPITAL FUNDS (DELAWARE)
                  SCHRODER INTERNATIONAL SMALLER COMPANIES FUND

________________________________________________________________________________

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

________________________________________________________________________________

                                 ________, 2002

To the Shareholders:

     This is to notify you that a Special Meeting of Shareholders of Schroder International Smaller Companies Fund will be held on ______ __, 2002, at _:__ _.m., New York City time. The Meeting will be held at Schroders' offices at 875 Third Avenue, 22nd Floor, New York, New York 10022, for the following purposes:

     1. To approve or disapprove a proposal to reorganize Schroder International Smaller Companies Fund into Vanguard International Explorer Fund.

     2. To transact such other business as may properly come before the Meeting.

     All shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. Please see the enclosed materials for telephone voting instructions.

     The Trustees have fixed the close of business on ________ ___, 2002, as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.


                                        By Order of the Board of Trustees


                                        ____________________________
                                        Carin F. Muhlbaum, Secretary

_______ __,  2002

________________________________________________________________________________
                             YOUR VOTE IS IMPORTANT

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOU WILL BE REPRESENTED AT THE MEETING.
________________________________________________________________________________

                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                 SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
                 A SERIES OF SCHRODER CAPITAL FUNDS (DELAWARE)
                        875 Third Avenue, 22nd floor
                               New York, NY 10022


                           IN EXCHANGE FOR SHARES OF
                      VANGUARD INTERNATIONAL EXPLORER FUND
                      A SERIES OF VANGUARD WHITEHALL FUNDS
                                 P.O. Box 2600
                             Valley Forge, PA 19482

         COMBINED PROSPECTUS/PROXY STATEMENT DATED _________ ____, 2002

                                  INTRODUCTION

     Proposal Summary. This combined prospectus/proxy statement describes a proposal to reorganize Schroder International Smaller Companies Fund (the "Schroder Fund") into a substantially similar fund that is being created by The Vanguard Group, Inc. ("Vanguard"), called Vanguard International Explorer Fund (the "Vanguard Fund"). The reorganization involves a few basic steps. The Schroder Fund will transfer all of its assets to the Vanguard Fund, and the Vanguard Fund will assume the Schroder Fund's liabilities. Simultaneously, the Vanguard Fund will open an account for each shareholder of the Schroder Fund, crediting it with an amount of shares of the Vanguard Fund equal in value to the shares of the Schroder Fund owned by such holder at the time of the reorganization. Thereafter, the Schroder Fund will be dissolved.

     Read and Keep these Documents. Please read this entire prospectus/proxy statement, along with the Vanguard Fund's preliminary prospectus dated ________ ____, 2002, which follows the prospectus/proxy statement. This prospectus/proxy statement sets forth concisely the information about the Vanguard Fund that a prospective investor ought to know before investing. (The Vanguard Fund's preliminary prospectus is incorporated by reference, is considered part of this prospectus/proxy statement, and is available by calling Vanguard at 800-662-SHIP(7447) A statement of additional information (the "Reorganization SAI") dated ________ __, 2002, relating to this prospectus/proxy statement is available by calling Vanguard. In addition, the Schroder Fund's prospectus dated January 28, 2002, is incorporated by reference, is considered part of this prospectus/proxy statement, and is available by calling Schroders at 800-662-SHIP(7447). These documents are important and should be kept for future reference.

     Additional Information is Available. The Vanguard Fund is being organized as a separate investment portfolio under the Vanguard Whitehall Funds, which filed an amended registration statement with the U.S. Securities and Exchange Commission (the "SEC") on __________ ___, 2002, in order to create the new fund. The Vanguard Fund has not yet been declared effective by the SEC. To obtain copies of its preliminary statement of additional information without charge, please contact Vanguard or visit the SEC's website (www.sec.gov). The Schroder Fund's prospectus and statement of additional information, each dated January 28, 2002, and its most recent annual report to shareholders, are incorporated by reference into the Reorganization SAI and are also available without charge from Schroders or at the SEC's website.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OF THIS COMBINED PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


OVERVIEW..........................................

DETAILS OF REORGANIZATION PROPOSAL................

INVESTMENT ADVISORY ARRANGEMENTS..................

MANAGEMENT OF VANGUARD INTERNATIONAL EXPLORER FUND.................

GENERAL INFORMATION...............................

APPENDIX A........................................

                                   I. OVERVIEW


     The Proposed Reorganization. The Board of Trustees of Schroder Capital Funds (Delaware) (the "Schroder Trust") approved a plan to reorganize the Schroder Fund into the Vanguard Fund. The trustees concluded that the proposed reorganization is in the best interests of the Schroder Fund and its shareholders. The trustees also concluded that the proposed reorganization would not dilute the interests of the Schroder Fund's shareholders. If shareholders do not approve of the reorganization, the Schroder Fund will continue in existence unless the Schroder Trust's Board of Trustees decides otherwise.

     New Board of Trustees. The Vanguard Whitehall Funds (the "Vanguard Trust") has a different Board of Trustees than the Schroder Trust. A brief description of the backgrounds and compensation of the individuals who serve as trustees of the Vanguard Trust is set forth below in the section entitled "Management of Vanguard International Explorer Fund."

     Investment Objectives, Strategies, and Policies of Each Fund. The Vanguard Fund is being created with an investment objective and investment strategies and policies that are substantially similar to those of the Schroder Fund. There is additional information below comparing the Schroder Fund to the Vanguard Fund in the section entitled, "Details of the Reorganization Proposal - How the Reorganization will Affect the Schroder Fund."

     Investment Adviser. The Schroder Fund's investment adviser, Schroder Investment Management North America Inc. ("Schroders"), will also serve as investment adviser to the Vanguard Fund. Although there are no current plans to do so, one or more new advisers could be added to the Vanguard Fund in the future, as either additions to or replacements for Schroders. The Board of Trustees of the Vanguard Trust has the flexibility to make changes to the investment adviser if they consider it to be in shareholders' best interests, without a shareholder vote, pursuant to a conditional exemption received from the SEC by Vanguard. Details of the advisory arrangements for the Schroder Fund and the Vanguard Fund are provided below in the section entitled, "Investment Advisory Arrangements."

     Independent Auditors. PricewaterhouseCoopers LLP will serve as independent auditors to the Vanguard Fund, as they do for all other Vanguard funds. PricewaterhouseCoopers LLP also serves as independent auditors to the Schroder Fund.

                     II. DETAILS OF REORGANIZATION PROPOSAL


     At their meetings on February 5, 2002 and _____ _______, 2002, the Board of Trustees of the Schroder Trust approved an Agreement and Plan of Reorganization pursuant to which the Schroder Fund would be reorganized into the Vanguard Fund (the "Reorganization"). The Vanguard Fund is a substantially similar fund that is being organized within The Vanguard Group of Investment Companies (the "Vanguard Group"). Following are some important details regarding the
Reorganization:


REASONS FOR THE REORGANIZATION

     The Board of Trustees of the Schroder Trust approved the Reorganization for the following reasons:

     Lower Shareholder Costs. As discussed above, the funds within The Vanguard Group (the "Vanguard Group Funds") operate on an "at-cost" basis. This operating structure, combined with the efficiencies inherent in Vanguard's size, will result in lower operating expenses for the Vanguard Fund than for the Schroder Fund. In addition, joining The Vanguard Group should enable the reorganized Schroder Fund to grow assets due to Vanguard's strong market penetration and reputation as a low-cost provider. It is expected that assets in the reorganized Schroder Fund will grow considerably once the Schroder Fund is adopted within The Vanguard Group, which would result in its having a larger, more stable asset base. As a result, shareholders will gain significant efficiencies in the form of lower fees, and a more stable, long-term client base, which could potentially result in lower transaction costs.

     Continuity of Investment Management. The Vanguard Fund will be managed by Schroders using an investment program that is substantially similar to the one used for the Schroder Fund. Schroders is uniquely qualified as an international small companies investment manager with over thirty years of experience investing in small companies. Schroders emphasizes fundamental research into smaller companies.

     Appropriate Investment Program. The investment objective and investment strategies and policies of the Vanguard Fund are substantially similar to those of the Schroder Fund, and the Board of Trustees of the Schroder Trust believe that an investment in the Vanguard Fund will provide shareholders with an investment opportunity comparable to that currently afforded by the Schroder Fund.

     Tax-Free Nature of the Reorganization. The Reorganization will be accomplished on a tax-free basis. Accordingly, it is expected that shareholders will not realize any capital gains when Schroder Fund shares are exchanged for shares of the Vanguard Fund.

     Vanguard management believes that the Schroder Fund will fit well within The Vanguard Group. If the Reorganization is approved by shareholders, adoption of the Schroder Fund will provide Vanguard investors with another proven growth fund, and broaden the array of actively-managed funds available through The Vanguard Group.

     Vanguard has entered into a Fund Sponsorship Agreement with Schroders, which generally provides that Schroders will use reasonable efforts to facilitate the proposed Reorganization. However, neither Schroders nor any other party is being compensated by Vanguard in consideration of the reorganization of the Schroder Fund into the Vanguard Fund.]

HOW THE REORGANIZATION WILL BE ACCOMPLISHED

     Agreement and Plan of Reorganization. The Agreement and Plan of Reorganization spells out the terms and conditions that will apply to the reorganization of the Schroder Fund into the Vanguard Fund (assuming that shareholders approve this proposal). For a complete description of these terms and conditions, please see the Agreement itself, which appears as Appendix A to this prospectus/proxy statement.

     Three steps to reorganize. After shareholder approval, the Reorganization will be accomplished in a three-step process. First, the Schroder Fund will transfer all of its assets to the Vanguard Fund, and the Vanguard Fund will assume the Schroder Fund's liabilities. Second, and simultaneously with step one, the Vanguard Fund will open an account for each shareholder, crediting it with an amount of shares of the Vanguard Fund equal in value to the shares of the Schroder Fund owned by such holder at the time of the reorganization. Third, the Schroder Fund will be dissolved.

     Effective as soon as practicable. If approved by shareholders, the Reorganization will take place as soon as practicable after all necessary regulatory approvals and legal opinions are received. It is currently anticipated that the Reorganization will be accomplished by the end of June, 2002.

     The Reorganization is Conditioned on Tax-Free Treatment at the Federal Level. It is anticipated that the Reorganization will have no federal income tax consequences for the Schroder Fund or its shareholders. The Reorganization will not proceed until this point is confirmed by an IRS ruling or opinion of counsel. Following the Reorganization, from a tax standpoint, the adjusted basis of the Schroder Fund shares will be the same as before. Shareholders are not expected to incur any personal state or local taxes as a result of the Reorganization, but you should consult your own tax advisor regarding those matters. There is additional information about the federal income tax consequences of the Reorganization in the Agreement and Plan of Reorganization.

HOW THE REORGANIZATION WILL AFFECT THE SCHRODER FUND

     Comparing Investment Objectives, Strategies, and Policies. The Vanguard Fund's investment objective and its investment strategies and policies will be substantially similar to those of the Schroder Fund, and Schroders intends to manage the Vanguard Fund in the same general manner that it currently manages the Schroder Fund.

     As reorganized, the Vanguard Fund will continue to seek long-term capital appreciation through investments in securities markets outside the United States. It will invest primarily in equity securities of smaller companies located outside the United States. The Vanguard Fund will consider smaller companies to be those with market capitalizations of $2.5 billion or less, measured at the time of investment. Currently, the Schroder Fund invests primarily in companies with available market capitalizations of $2.2 billion or less. This difference in market capitalizations reflects the current market capitalization profile of the companies in the Salomon Smith Barney Extended Market Index (Europe, Pacific Basin Countries) - the benchmark for the Schroder Fund and the Vanguard Fund.

     The Vanguard Fund will also continue investing in a variety of equity securities, such as common stocks, preferred stocks, and warrants. The Vanguard Fund will continue to have the ability to invest in closed-end investment companies that invest primarily in foreign securities, and to invest a limited portion of its assets in the securities of companies located or doing business in emerging market countries.

     In managing the Vanguard Fund, Schroders will continue to invest in small capitalization companies that it believes offer the potential for capital growth. In doing so, Schroders will continue to consider, among other things, an issuer's likelihood of above average earnings growth, whether the company's securities are attractively valued, and whether the company has any proprietary advantages. In selecting investments for the Vanguard Fund, Schroders will employ a fundamental investment approach that considers macroeconomic factors, while focusing primarily on company-specific factors. Those company-specific factors will continue to include the company's potential for long-term growth, financial condition, quality of management, sensitivity to cyclical factors, and the relative value of the company's securities (compared to that of other companies and to the market as a whole). Under Schroders' management, the Vanguard Fund (like the Schroder Fund) will generally sell securities when they reach fair valuation or when significantly more attractive investment candidates become available.

     Certain investment policies of the Vanguard Fund are different than those of the Schroder Fund, but these changes will not have a material impact on the management of the Vanguard Fund. Specifically, the borrowing policies of the two funds differ to some extent. The Vanguard Fund may participate, pursuant to a conditional exemption obtained from the SEC, in an interfund lending program. This program permits the Vanguard Fund and other Vanguard Group Funds to borrow money from and lend money to each other for temporary or emergency purposes, subject to certain conditions. One condition is that the Vanguard Fund may not borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. Generally, the Vanguard Fund may borrow up to 15% its net assets only through banks, reverse repurchase agreements, or Vanguard's interfund lending program. The Schroder Fund may borrow up to 33 1/3% of its total assets taken at market value (including the amount borrowed) and then only from a bank as a temporary measure for extraordinary or emergency purposes.

     In addition, the Schroder Fund has a more restrictive lending policy. The Vanguard Fund may participate in the interfund lending program described above, may lend its portfolio securities, and may purchase certain fixed-income securities. The Schroder Fund, however, is not permitted to make loans, though it is specifically authorized to enter into repurchase agreements or acquire any otherwise permissible debt securities or engage in securities lending.

     The Vanguard Fund also has policies restricting the use of margin, the pledging of assets, and the use of puts and calls that have not been adopted by the Schroder Fund. Finally, the investment objective of the Schroder Fund is "fundamental," meaning that it is changeable only with shareholder approval. The investment objective of the Vanguard Fund is substantially similar to that of the Schroder Fund but is non-fundamental. This is consistent with the non-fundamental approach taken by most of the other Vanguard Group Funds, and is also consistent with the Investment Company Act of 1940, as amended (the "Investment Company Act"), which does not require a fund's objective to be fundamental. The Board of Trustees has no plans to change the investment objective of the Vanguard Fund in the foreseeable future.

     CONSIDERED INDIVIDUALLY AND IN THE AGGREGATE, THE INVESTMENT STRATEGY AND POLICY DIFFERENCES BETWEEN THE SCHRODER FUND AND THE VANGUARD FUND DESCRIBED ABOVE ARE EXPECTED TO HAVE NO MATERIAL IMPACT ON EITHER SCHRODERS' DAY-TO-DAY INVESTMENT DECISION MAKING PROCESS OR ON THE INVESTMENT PORTFOLIO THAT IS REORGANIZED INTO THE VANGUARD FUND.

     Comparing Risk Factors. The Vanguard Fund is subject to the same principal risk factors as the Schroder Fund because it has substantially similar investment strategies and policies and invests principally in the same types of securities. An investment in the Vanguard Fund could lose money over short or even long periods. You should expect the Vanguard Fund's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Vanguard Fund's performance could be hurt by:

     - Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Because the Vanguard Fund may invest a large portion of its assets in securities of companies located in any one country, its performance may be hurt disproportionately by the poor performance of its investments in a single country.
     - Currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency.
     - Investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently.
     - Manager risk, which is the chance that poor security selection will cause the Vanguard Fund to underperform other funds with similar investment objectives.

     Comparing Fund Expenses. The table set forth below compares the expenses the Schroder Fund expects to incur in its current fiscal year and the estimated expenses of the Vanguard Fund for the first full year after the Reorganization is consummated (assuming current asset levels remain the same).

                         ANNUAL FUND OPERATING EXPENSES
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

--------------------------------------------------------------------------------
                    CURRENT EXPENSES     ESTIMATED EXPENSES  PRO-FORMA EXPENSES
                 SCHRODER INTERNATIONAL        VANGUARD           AS OF THE
                 SMALLER COMPANIES FUND     INTERNATIONAL    REORGANIZATION DATE
                                            EXPLORER FUND
--------------------------------------------------------------------------------
    Management          1.10%(1)                 -                   -
       Fees
--------------------------------------------------------------------------------
    12b-1 Fees           None                  None                None
--------------------------------------------------------------------------------
  Other Expenses        1.09%(1)                 -                   -
--------------------------------------------------------------------------------
    Total Fund          2.19%(2)               0.75%               0.75%
     Operating
     Expenses
--------------------------------------------------------------------------------
    Fee Waiver         (0.69%)(2)               N/A                 N/A
  and/or Expense
    Limitation
--------------------------------------------------------------------------------
   Net Expenses         1.50%(2)               0.75%               0.75%
--------------------------------------------------------------------------------

(1) Management Fees include all fees payable to Schroders and its affiliates for investment advisory and fund administration services.
(2) Reflects the effect of contractually imposed expense limitations and/or fee waivers in effect through October 31, 2002.

EXAMPLE

     The following Example is intended to help you compare the cost of investing in the Schroder Fund and the Vanguard Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and that each Fund's operating expenses for each year are equal to the Total Fund Operating Expenses (except in the case of the Schroder Fund where, in the first year, operating expenses are the same as the Schroder Fund's Net Expenses). Although your actual costs and returns might be different based on these assumptions, your costs would be:

---------------------------------------------------------------------------------------------------------------------
                                              1 YEAR               3 YEARS               5 YEARS            10 YEARS
---------------------------------------------------------------------------------------------------------------------
Schroder International Smaller                 $154                  $625                $1,122              $2,490
Companies Fund
---------------------------------------------------------------------------------------------------------------------
Vanguard International Explorer Fund            $                     $                     $                   $
---------------------------------------------------------------------------------------------------------------------
Pro Forma as of the Reorganization              $                     $                     $                   $
Date
---------------------------------------------------------------------------------------------------------------------

     The Reorganization will have no impact on the net asset value per share ("NAV") of the Schroder Fund. As indicated below, the Reorganization will not cause the Schroder Fund's share price to go up or down, and each shareholder will own an amount of shares of the Vanguard Fund equal in value to the shares of the Schroder Fund owned by such holder at the time of the reorganization. Any declared but undistributed dividends or capital gains will carry over in the Reorganization.

                              CAPITALIZATION TABLE
                                            , 2002
                              --------------
                                   (UNAUDITED)

------------------------------------------------------------------------------------------------------------
                                      SCHRODER INTERNATIONAL          VANGUARD              PRO FORMA
                                      SMALLER COMPANIES FUND       INTERNATIONAL          CAPITALIZATION
                                                                   EXPLORER FUND
------------------------------------------------------------------------------------------------------------
Total Net Assets                                 $                      N/A                     $
------------------------------------------------------------------------------------------------------------
Total Number of Shares Outstanding               $                      N/A                     $
------------------------------------------------------------------------------------------------------------
NAV                                              -                       -                      -
------------------------------------------------------------------------------------------------------------

     Comparing Trustees. As previously discussed, the Schroder Fund will be reorganized into an investment portfolio of the Vanguard Trust if shareholders approve the Reorganization. Information on the trustees of the Vanguard Trust appears below in the section entitled, "Management of Vanguard International Explorer Fund." Following the Reorganization, the Board of Trustees of the Schroder Trust will have no oversight over, or other involvement with, the Vanguard Fund.

     Comparing Independent Auditors. PricewaterhouseCoopers, LLP, the same independent auditor for the Schroder Fund, serves as the independent auditor for the Vanguard Fund and all other Vanguard Group Funds. In this role, PricewaterhouseCoopers audits and certifies the financial statements of all Vanguard Group Funds. PricewaterhouseCoopers also reviews the Annual Reports to Shareholders of the Vanguard Group Funds and their filings with the SEC. Neither PricewaterhouseCoopers nor any of its partners have any direct or material indirect financial interest in the Vanguard Group Funds. Any shareholder may request the attendance of a PricewaterhouseCoopers representative at the shareholder meeting, by contacting the Schroder Fund's Secretary (Carin F. Muhlbaum) at 875 Third Avenue, 22nd Floor, New York, NY 10022. The Vanguard Fund will keep the same fiscal year end as the Schroder Fund and will continue to make distributions on an annual basis.

     Organization. The Schroder Fund and the Vanguard Fund are both series of separately organized Delaware business trusts. The rights of shareholders in the Schroder Fund and those in the Vanguard Fund are substantially similar. One difference, however, is in the requirement of how many shares constitutes a quorum for the transaction of business at a shareholders' meeting. In the case of the Schroder Fund, one-third of shares entitled to vote constitute a quorum. The Vanguard Fund requires shareholders of more than fifty percent of the total combined net asset value of all shares issued and outstanding to constitute a quorum.

     Description of Securities to be Issued. Full and fractional shares of the Vanguard Fund will be issued to Schroder Fund shareholders in accordance with the procedures set forth in the Agreement and Plan of Reorganization.

     Purchase, Redemption, and Exchange Information. After the Reorganization, the Schroder Fund will continue to be sold to individuals and institutional investors, including retirement and other plans. The following chart highlights the purchase, redemption and exchange features of the Schroder Fund as compared to such features of the Vanguard Fund.



------------------------------------------------------------------------------------------------------------------------
    PURCHASE, REDEMPTION AND EXCHANGE          SCHRODER FUND                                VANGUARD FUND(1)
                FEATURES
------------------------------------------------------------------------------------------------------------------------
Minimum initial purchase/additional        $10,000/$1,000                          $10,000/$100 by mail or exchange and
investment                                                                         $1,000 by wire
------------------------------------------------------------------------------------------------------------------------
                                                                                   By mail, wire, systematic investment
                                                                                   plan, Vanguard Fund Express(R) and
                                                                                   Vanguard Direct Deposit Service (SM)
------------------------------------------------------------------------------------------------------------------------
Redemptions                                By mail, telephone, wire                By mail, 24-hour telephone, or
                                                                                   Vanguard's website
------------------------------------------------------------------------------------------------------------------------
Free Exchange Privileges                   Most other funds in Schroder family     Yes, with other Vanguard Funds - by
                                           of mutual funds                         mail, 24-hour telephone, or Vanguard's
                                                                                   website, subject to share class
                                                                                   eligibility and other conditions(2)
------------------------------------------------------------------------------------------------------------------------

(1) Explanations of each of the services available through the Vanguard Fund can be found in the preliminary prospectus of the Vanguard Fund that accompanies this prospectus/proxy statement.
(2) Explanations of exchange privileges of Vanguard Fund shareholders can be found in the preliminary prospectus of the Vanguard Fund that accompanies this prospectus/proxy statement.

     Calculating NAV. The Schroder Fund calculates its NAV once each business day at the regularly scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time). Similarly, the Vanguard Fund calculates its NAV after the close of regular trading on the New York Stock Exchange.

                      III. INVESTMENT ADVISORY ARRANGEMENTS

     Schroder Investment Management North America Inc. The Schroder Fund's investment adviser, Schroder Investment Management North America Inc., will also serve as investment adviser to the Vanguard Fund, in continuation of the Schroder Fund's investment program. Schroders' address is 875 Third Avenue, 22nd Floor, New York, NY 10022. Under its investment advisory agreement with the Schroder Fund, dated June 2, 1999, Schroders is responsible for managing the investment and reinvestment of the Schroder Fund's assets, and for continuously reviewing, supervising and directing the Schroder Fund's investment program subject to the supervision of, and policies established by, the Board of Trustees of the Schroder Trust. Schroders will have these same responsibilities under its investment advisory agreement with the Vanguard Fund.

     Schroders (together with its predecessors) has served as the investment adviser of the Schroder Fund since its inception. Schroders is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which currently engages through its subsidiary firms in the asset management business. Affiliates of Schroder U.S. Holdings Inc. (or their predecessors) have been investment managers since 1927. Schroder U.S. Holdings Inc. is an indirect, wholly owned U.S. subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. Schroder plc and its affiliates currently engage in the asset management business, and as of June 30, 2001, had under management assets of approximately $172 billion.

     Schroders' International Smallcap Investment Committee is responsible for the management of the Schroder Fund. Fund. The Committee, which is comprised of senior smallcap specialists, determines the country allocation for the Schroder Fund. Stock selection is primarily the responsibility of senior regional smallcap portfolio managers. These arrangements would continue for the Vanguard Fund if the proposed adoption is approved by shareholders.

     Comparing Investment Advisory Agreements. The investment advisory agreement between Schroders and the Schroder Fund is similar to the investment advisory agreement that will be entered into between Schroders and the Vanguard Fund. Specifically, the standard of care is identical, and the duration and termination provisions are substantially similar. The principal difference between the two agreements is the compensation structure. Under the Schroder Fund agreement, Schroders is entitled to a fee of 0.85% of the Schroder Fund's average daily net assets. In contrast, the agreement relating to the Vanguard Fund has a different fee schedule, including breakpoints and a performance component, as described below.

     Under the investment advisory agreement between Schroders and the Vanguard Fund, the Vanguard Fund will pay to Schroders at the end of each of the Vanguard Fund's fiscal quarters an amount (the "Adjusted Fee") equal to a basic fee ("Basic Fee") plus a performance adjustment amount ("Adjustment Amount"). For purposes of the calculations, both the Basic Fee and the Adjustment Amount will incorporate an asset-based fee ("Asset Fee") that is determined by applying a quarterly rate, calculated based on the following annual percentage rate schedule, to the average month-end net assets of the portion of the Vanguard Fund allocated to Schroders (the "Schroder Portfolio") over the applicable time period:

--------------------------------------------------
         ANNUAL PERCENTAGE RATE SCHEDULE
--------------------------------------------------
ANNUAL PERCENTAGE         AVERAGE MONTH-END
       RATE                  NET ASSETS
--------------------------------------------------
      0.30%           On the first $500 million
--------------------------------------------------
      0.22%                  On the next
                            $500 million
--------------------------------------------------
      0.15%                Over $1 billion
--------------------------------------------------

     The Basic Fee is equal to the Asset Fee as computed over the fiscal quarter for which the Adjusted Fee is being calculated ("Relevant Fiscal Quarter").

     Subject to the transition rules described below, the Adjustment Amount is equal to the product of an adjustment percentage ("Adjustment Percentage") and the Asset Fee as computed over the 36-month period ending with the Relevant Fiscal Quarter ("Relevant 36-Month Period"). The Adjustment Percentage will vary based on the investment performance of the Schroder Portfolio relative to the investment performance of the Salomon Smith Barney Extended Market EPAC Index (the "Index") as determined for the Relevant 36-Month Period. The Adjustment Percentage applies as follows:

--------------------------------------------------------------------------------
      CUMULATIVE PERFORMANCE OF
    SCHRODERS PORTFOLIO VS. INDEX                    ADJUSTMENT PERCENTAGE
    OVER RELEVANT 36-MONTH PERIOD
--------------------------------------------------------------------------------
            Less than -12%                                   -50%
--------------------------------------------------------------------------------
  From -12% up to and including -6%                          -25%
--------------------------------------------------------------------------------
         Between -6% and +6%                                  0%
--------------------------------------------------------------------------------
  From +6% up to and including +12%                          +25%
--------------------------------------------------------------------------------
            More than +12%                                   +50%
--------------------------------------------------------------------------------

     The Adjustment Amount will not be fully incorporated into the determination of the Adjusted Fee until the close of the quarter ending July 31, 2005. Until that date, the following transition rules will apply:

     1. Date of Reorganization through April 30, 2003. The Adjusted Fee will be equal to the Basic Fee. No Adjustment Amount will apply during this period.

     2. May 1, 2003 through July 31, 2005. Beginning May 1, 2003, the Adjusted Fee will be equal to the Basic Fee plus the Adjustment Amount as calculated on the following basis. The Adjustment Amount for the Relevant Fiscal Quarter will be determined on a progressive basis with regards to the number of months elapsed between July 31, 2002, and the end of the Relevant Fiscal Quarter ("Progressive Adjustment Period"). During the Progressive Adjustment Period, the Asset Fee for purposes of calculating the Adjustment Amount will be determined with respect to the period from July 31, 2002, through and including the end of the Relevant Fiscal Quarter. Similarly, the Adjustment Percentage will be calculated with respect to the cumulative performance of the Vanguard Fund and the Index from August 1, 2002, through and including the end of the Relevant Fiscal Quarter. For these purposes, the endpoints and size of the range over which a positive or negative Adjustment Percentage applies and the corresponding maximum Adjusted Percentage will be multiplied by a fractional time-elapsed Adjustment Percentage. The fraction will equal the number of months elapsed since July 31, 2002, divided by thirty-six.

          Example: Assume that Schroders' compensation is being calculated for the quarter ended January 31, 2004, and that the cumulative performance of the Schroder Portfolio versus the Index for the applicable period is +4%. In this case, an Adjustment Percentage of 12.5% of the Asset Fee calculated over the 18-month period would apply. Each performance breakpoint would be scaled by 18/36 = 0.5, and the performance adjustment percentage would also be scaled by 18/36 =
          0.5. Hence, 4% cumulative outperformance for the 18 months ending January 31, 2004, would result in a 12.5% Adjustment. (Note that this example reflects rounding. In practice, calculations will be extended to the eighth decimal point. Performance shortfalls versus the Index are treated in a symmetric manner to the example provided.)

     3. On and After August 1, 2005. The Adjusted Fee will be equal to the Basic Fee plus the Adjustment Amount as determined for the Relevant 36-Month Period.

     Based on the Schroder Fund's current size, the maximum possible fee payable by the Vanguard Fund to Schroders under the advisory agreement during the first year the performance-based fee is fully in effect would be 0.45% of the Vanguard Fund's average month-end net assets. This compares favorably with the contractual fee payable to Schroders by the Schroder Fund, which is 0.85% of the Schroder Fund's average daily net assets.

     Duration and Termination of Schroders' Investment Advisory Agreement with the Vanguard Fund. Schroders' investment advisory agreement with the Vanguard Fund will become effective immediately following the Reorganization if this transaction is approved by shareholders. The agreement will remain in effect for an initial two-year period, and may be continued beyond that for successive one-year periods, if approved at least annually by the vote of the Board of Trustees of the Vanguard Fund. Board approval must include the votes of a majority of those trustees who are not parties to the contract or "interested persons" (as defined under the Investment Company Act) of any party to the contract. In addition, the trustees must vote in person on Schroders' investment advisory agreement, at a meeting called for that purpose. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (i) either by vote of the Vanguard Fund's trustees or by vote of the outstanding shares of the Vanguard Fund on 60 days' written notice to Schroders, or (ii) by Schroders on 90 days' written notice to the Vanguard Fund.

     Future Changes to Vanguard Fund's Advisory Arrangements. Although there are no current plans to do so, one or more new investment advisers could be added to the Vanguard Fund in the future, as either additions to or replacements for Schroders. The Board of Trustees of the Vanguard Trust has the flexibility to make advisory changes - including changes to the contract of an existing investment adviser - without a shareholder vote, pursuant to a conditional exemption obtained from the SEC by Vanguard.

             IV. MANAGEMENT OF VANGUARD INTERNATIONAL EXPLORER FUND

     Officers and Trustees. The officers of Vanguard International Explorer Fund and the other Vanguard Group Funds manage their day-to-day operations under the direction of a Board of Trustees. The trustees set broad policies for, and choose the officers of, the Vanguard Group Funds. Each trustee serves the relevant Vanguard Group Fund until its termination; until the trustee's retirement, resignation, death; or otherwise as specified in the relevant organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of each Vanguard Group Fund. Each trustee also serves as a director of Vanguard.

     The following chart shows information for each trustee and executive officer of Vanguard International Explorer Fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

NAME, DATE OF BIRTH          POSITION(S) HELD         TRUSTEE/OFFICER        PRINCIPAL OCCUPATION(S) DURING             NUMBER OF
                                WITH FUND                  SINCE                  THE PAST FIVE YEARS                VANGUARD FUNDS
                                                                                                                       OVERSEEN BY
                                                                                                                     TRUSTEE/OFFICER
------------------------------------------------------------------------------------------------------------------------------------
John J. Brennan*             Chairman of the          May, 1987              Chairman of the Board, Chief Executive         106
(July 29, 1954)              Board, Chief                                    Officer, and Director(Trustee) of The
                             Executive Officer                               Vanguard Group, Inc. and each of the
                             and Trustee                                     investment companies served by The
                                                                             Vanguard Group, Inc.

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Charles D. Ellis             Trustee                  January, 2001          The Partners of '63 (pro bono ventures in      106
(October 23, 1937)                                                           education); Senior Advisor to Greenwich
                                                                             Associates (international business strategy
                                                                             consulting); Successor Trustee of Yale
                                                                             University; Overseer of the Stern School of
                                                                             Business at New York University; Trustee
                                                                             of the Whitehead Institute for
                                                                             Biomedical Research.

Rajiv L. Gupta               Trustee                  December, 2001         Chairman and Chief Executive Officer           84
(December 23, 1945)                                                          (since October, 1999), Vice Chairman
                                                                             (January-September 1999), and Vice
                                                                             President (prior to September, 1999) of
                                                                             Rohm and Haas Co. (chemicals); Director
                                                                             of Technitrol, Inc. (electronic components)
                                                                             and AgereSystems (communication
                                                                             components); Board Member of American
                                                                             Chemistry Council; Trustee of

NAME, DATE OF BIRTH          POSITION(S) HELD         TRUSTEE/OFFICER        PRINCIPAL OCCUPATION(S) DURING             NUMBER OF
                                WITH FUND                  SINCE                  THE PAST FIVE YEARS                VANGUARD FUNDS
                                                                                                                       OVERSEEN BY
                                                                                                                     TRUSTEE/OFFICER
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Drexel University.

JoAnn Heffernan Heisen       Trustee                  July, 1998             Vice President, Chief Information Officer,      106
(January 25, 1950)                                                           and Member of the Executive Committee of
                                                                             Johnson & Johnson (pharmaceuticals/
                                                                             consumer products); Director of the Medical
                                                                             Center at Princeton and Women's Research
                                                                             and Education Institute.

Burton G. Malkiel            Trustee                  May, 1977              Chemical Bank Chairman's Professor of           104
(August 28, 1932)                                                            Economics, Princeton University; Director of
                                                                             Prudential Insurance Co. of America,  BKF
                                                                             Capital (investment management), The Jeffrey
                                                                             Co. (holding company), and NeuVis, Inc.

Alfred M. Rankin, Jr.        Trustee                  January, 1993          Chairman, President, Chief Executive            106
(October 8, 1941)                                                            Officer, and Director of NACCO Industries,
                                                                             Inc. (forklift trucks/housewares/lignite);
                                                                             Director of Goodrich Corporporation
                                                                             (industrial products/aircraft systems and
                                                                             services).  Director of the Standard
                                                                             Products Company (supplier for
                                                                             automotive industry) until 1998.

J. Lawrence Wilson           Trustee                  April, 1985            Retired Chairman and Chief Executive            106
(March 2, 1936)                                                              Officer of Rohm and Haas Co. (chemicals);
                                                                             Director of Cummins Inc. (diesel engines),
                                                                             The Mead Corp. (paper products),
                                                                             and AmerisourceBergen Corp.
                                                                             (pharmaceutical distribution); Trustee of
                                                                             Vanderbilt University.

------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
R. Gregory Barton*           Secretary                June, 2001             Managing Director and General Counsel           106
(April 25, 1951)                                                             of The Vanguard Group, Inc. (since
                                                                             September, 1997); Secretary of The
                                                                             Vanguard Group, Inc. and of

NAME, DATE OF BIRTH          POSITION(S) HELD         TRUSTEE/OFFICER        PRINCIPAL OCCUPATION(S) DURING             NUMBER OF
                                WITH FUND                  SINCE                  THE PAST FIVE YEARS                VANGUARD FUNDS
                                                                                                                       OVERSEEN BY
                                                                                                                     TRUSTEE/OFFICER
------------------------------------------------------------------------------------------------------------------------------------
                                                                             each of the investment companies served
                                                                             by The Vanguard Group, Inc. (since June,
                                                                             2001); Principal of The Vanguard Group,
                                                                             Inc. (prior to September, 1997).

Thomas J. Higgins*           Treasurer                July, 1998             Principal of The Vanguard Group, Inc.;          106
(May 21, 1957)                                                               Treasurer of each of the investment
                                                                             companies served by The Vanguard
                                                                             Group, Inc. (since July, 1998).

*Officers of the Fund are "Interested persons" as defined in the 1940 Act.


     Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. Vanguard has paid Greenwich subscription fees amounting to less than $200,000 since January 1, 1999. Vanguard's subscription rates are similar to those of other subscribers.

     Trustees' Ownership of Vanguard Group Fund Shares. All trustees allocate their investments among the various Vanguard Group Funds based on their own investment needs. The following table shows each trustee's ownership of shares of the Vanguard Group Funds and of all Vanguard Group Funds served by the trustee as of December 31, 2001. As a group, the Vanguard Group Funds' trustees and officers own less than 1% of the outstanding shares of Vanguard International Explorer Fund at the time of the Reorganization.

                               DOLLAR RANGE OF        AGGREGATE DOLLAR RANGE OF
                        VANGUARD GROUP FUND SHARES   VANGUARD GROUP FUND SHARES
NAME OF TRUSTEE               OWNED BY TRUSTEE            OWNED BY TRUSTEE
John J. Brennan                     None                     Over $100,000
Charles D. Ellis                    None                     Over $100,000
Rajiv L. Gupta                      None                     Over $100,000
JoAnn Heffernan Heisen              None                     Over $100,000
Burton G. Malkiel                   None                     Over $100,000
Alfred M. Rankin, Jr.               None                     Over $100,000
J. Lawrence Wilson                  None                     Over $100,000

     Trustee Compensation. The same individuals serve as trustees of all Vanguard Group Funds (with three exceptions, which are noted in the table in the section above entitled "Officers and Trustees"), and each fund pays a proportionate share of the trustees ` compensation. The Vanguard Group Funds employ their officers on a shared basis, as well. However, officers are compensated by Vanguard, not the Vanguard Group Funds.

     Independent Trustees. The funds compensate their independent trustees--that is, the ones who are not also officers of the fund--in three ways:

     - The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

     - The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

     - Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees ` former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

     "Interested" Trustees. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of Vanguard.

     Compensation Table. The following table provides compensation details for each of the trustees. The amounts paid as compensation and accrued as retirement benefits by the Vanguard Group Funds for each trustee are listed. The first two columns relate to amounts that have been paid from the assets of Vanguard Selected Value Fund, the sole investment portfolio currently offered by the Vanguard Trust. In addition, the table shows the total amount of benefits that the Vanguard Trust expects each trustee to receive from all Vanguard Group Funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard Group Funds.

                            VANGUARD WHITEHALL FUNDS
                               COMPENSATION TABLE


                                              PENSION OR
                                              RETIREMENT
                                           BENEFITS ACCRUED                              TOTAL
                           AGGREGATE       AS PART OF VANGUARD      ACCRUED          COMPENSATION
                          COMPENSATION      SELECTED VALUE        RETIREMENT      FROM ALL VANGUARD
NAMES OF TRUSTEE       FROM VANGUARD            FUND'S            BENEFIT AT         FUNDS PAID TO
                     SELECTED VALUE FUND(1)   EXPENSES(1)       JANUARY 1, 2001        TRUSTEE(2)
---------------------------------------------------------------------------------------------------
John J. Brennan                None               None                None                 None
Charles D. Ellis(3)            $ 81               None                None             $104,000
Rajiv L. Gupta(4)               N/A                N/A                 N/A                  N/A


                                              PENSION OR
                                              RETIREMENT
                                           BENEFITS ACCRUED                              TOTAL
                           AGGREGATE       AS PART OF VANGUARD      ACCRUED          COMPENSATION
                          COMPENSATION      SELECTED VALUE        RETIREMENT      FROM ALL VANGUARD
NAMES OF TRUSTEE       FROM VANGUARD            FUND'S            BENEFIT AT         FUNDS PAID TO
                     SELECTED VALUE FUND(1)   EXPENSES(1)       JANUARY 1, 2001        TRUSTEE(2)
---------------------------------------------------------------------------------------------------
JoAnn Heffernan Heisen          100                $11             $23,607              104,000
Bruce K. MacLaury(5)            104                 10              78,176               99,000
Burton G. Malkiel               100                 10              90,680              104,000
Alfred M. Rankin, Jr.           100                  7              46,267              104,000
James O. Welch, Jr.(5)          100                 12              97,720              104,000
J. Lawrence Wilson              100                  4              67,240              119,000

(1) The amounts shown in this column are based on Vanguard Selected Value Fund's fiscal year ended October 31, 2001. Vanguard International Explorer Fund and Vanguard Mid-Cap Growth Fund did not commence operation until ., 2002.
(2) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 106 Vanguard funds (104 in the case of Mr. Malkiel; 86 in the case of Mr. MacLaury; and 84 in the case of Mr. Gupta) for the 2001 calendar year.
(3)  Mr. Ellis joined the Fund's board effective January 1, 2001.
(4)  Mr. Gupta joined the Fund's board effective December 31, 2001.
(5) Mr. MacLaury and Mr. Welch retired from the Fund's board effective December 31, 2001.


     The Vanguard Group. Vanguard International Explorer Fund will be organized as a member of The Vanguard Group of Investment Companies, which consists of more than 100 mutual funds. The Vanguard Group, Inc., located at P.O. Box 2600, Valley Forge, PA 19482-6200, which is a jointly owned subsidiary of the Vanguard Group Funds, provides corporate management, administrative and distribution services to the Vanguard Group Funds on an at-cost basis. Vanguard also provides investment advisory services on an at-cost basis to many of the Vanguard Group Funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Vanguard Group Funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each Vanguard Group Fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the Board of trustees of each Vanguard Group Fund. In addition, each Vanguard Group Fund bears its own direct expenses, such as legal, auditing and custodian fees.

     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement that was approved by the shareholders of each of the Vanguard Group Funds. The amount that each Vanguard Group Fund has invested in Vanguard is adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. Under the Amended and Restated Service Agreement, no fund can be called on to invest more than 0.40% of its current assets in Vanguard.

                             V. GENERAL INFORMATION

     This section provides information on a number of topics relating to proxy voting and the shareholder meeting.

     Proxy Solicitation Methods. The Schroder Fund will solicit shareholder proxies in a variety of ways. All shareholders that are entitled to vote will receive these proxy materials by mail. In addition, Schroders employees and officers may solicit shareholder proxies in person or by telephone.

     The Schroder Fund has retained _________________ (the "Proxy Solicitor), [ADDRESS], to aid in the solicitation of proxies. The costs of retaining the Proxy Solicitor and other expenses incurred in connection with the solicitation of proxies, other than expenses in connection with solicitation by the employees of Schroders, will be borne by the Schroder Fund. The anticipated cost associated with the solicitation of proxies by the Proxy Solicitor is $_________ plus any reasonable out of pocket expenses incurred by the Proxy Solicitor.

     In addition to voting by mail or in person at the Meeting, you may give your voting instructions over the telephone by calling (800)___________. A representative of the Proxy Solicitor will answer your call. When receiving your instructions by telephone, the Proxy Solicitor representative is required to ask you for your full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), the number of shares of the Schroder Fund owned, and to confirm that you have received the proxy statement in the mail. If the information you provided matches the information provided to the Proxy Solicitor by Schroders, then the Proxy Solicitor representative will explain the voting process. The Proxy Solicitor is not permitted to recommend to you how to vote, other than to read any recommendation included in the prospectus/proxy statement. The Proxy Solicitor will record your instructions and transmit them to the official tabulator and send you a letter or mailgram to confirm your vote. That letter will also ask you to call The Proxy Solicitor immediately if the confirmation does not reflect your instructions correctly. You may receive a call from a representative of the Proxy Solicitor if Schroders has not yet received your vote. The Proxy Solicitor may ask you for authority by telephone to permit the Proxy Solicitor to sign a proxy on your behalf. The Proxy Solicitor will record all instructions, in accordance with the procedures set forth above. The Schroder Trust believes those procedures are reasonably designed to determine accurately the shareholder's identity and voting instructions.

     Proxy Solicitation Costs. The Schroder Fund will pay all costs of soliciting proxies, including costs relating to the printing, mailing, and tabulation of proxies. Voting immediately can help the Schroder Fund avoid the considerable expense of a second solicitation.

     Quorum. In order for the shareholder meeting to go forward, the Schroder Fund must achieve a quorum. This means that one third (33.3%) of the Schroder Fund's shares must be represented at the meeting - either in person or by proxy. All returned proxies count towards a quorum, regardless of how they are voted ("For," "Against," or "Abstain").

     Required Vote. Proceeding with the Reorganization requires the affirmative vote of a "majority of the outstanding voting securities" of the Schroder Fund (as defined in the Investment Company Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Schroder Fund or (2) 67% or more of the shares of the Schroder Fund present at a meeting if more than 50% of the outstanding shares of the Schroder Fund are represented at the meeting in person or by proxy. THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE REORGANIZATION.

     Revoking a Proxy. Shareholders may revoke a proxy at any time up until voting results are announced at the shareholder meeting. You can do this by writing to the Schroder Fund's Secretary, c/o Schroder Investment Management North America Inc., 875 Third Avenue, 22nd Floor, New York, NY 10022, or by voting in person at the meeting.

     Adjournment. In the event that sufficient votes in favor of the Reorganization are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time after the date set for the original Meeting to permit further solicitation of proxies. In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on the proposal, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time in order to defer action on the proposal. Any such adjournments will require the affirmative vote of a majority of the of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned, as required by the Schroder Trust's Trust Instrument and Bylaws. The persons named as proxies will vote in favor of such adjournment all shares which those persons are entitled to vote in favor of the proposal. They will vote against any such adjournment all shares represented by proxies that vote against the proposal. The persons named as proxies will abstain from voting on adjournment all shares represented by proxies that abstain from voting on such proposal. The costs of any additional solicitation of proxies and of any adjourned session with regard to a proposal will be borne by the Schroder Fund.

     Tabulation of Votes. Votes cast by proxy or in person at the Meeting will be counted by one or more persons appointed by the President of the Schroder Trust to act as tellers for the Meeting. The tellers will count the total number of votes case "FOR" the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that withhold authority to vote or that reflect abstentions or "broker non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have the effect of negative votes on the proposal.

     Shareholder proposals. Any shareholder proposals to be included in the proxy statement for the Schroder Fund's next annual or special meeting must be received by the Schroder Fund within a reasonable period of time prior to that meeting. The Schroder Fund has no current plans to hold an annual or special meeting in 2002. If the Reorganization is consummated there will be no further meeting of shareholders of the Schroder Fund.

     Principal Shareholders. As of ___________ ____, 2002, the Schroder Fund had approximately $________________ million in net assets and ___________________
outstanding shares. As of the same date, the officers and trustees of the Schroder Trust, as a group, owned less than 1% of the outstanding shares of the Schroder Fund. As of the same date, each of the following persons was known to be the record or beneficial owner of more than 5% of the outstanding shares of the Schroder Fund:

--------------------------------------------------------------------------------
Record or Beneficial Owner                Percentage of Outstanding Shares Owned
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Other Matters. Schroders knows of no other business to be brought before the Meeting. However, if additional matters do arise, we will use our best judgment to vote on your behalf. If you object to our voting other matters on your behalf, please tell us so in writing before the meeting.

     Obtaining Information from the SEC. The Vanguard Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and must file certain reports and other information with the SEC.

     The proxy materials, reports and other information filed by the Schroder Trust and the Vanguard Trust can be inspected and copied at the public reference facilities maintained by the SEC located at 450 5th Street N.W., Washington, D.C. 20549 and 233 Broadway, New York, New York 10279. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.

--------------------------------------------------------------------------------

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE OR BY TELEPHONE. PLEASE FOLLOW THE ENCLOSED INSTRUCTIONS TO UTILIZE THESE METHODS OF VOTING.

                      AGREEMENT AND PLAN OF REORGANIZATION


       THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____ day of ___, 2002, between Vanguard Whitehall Funds, a business trust formed under the laws of the State of Delaware with its principal place of business at P.O. Box 2600, Valley Forge, PA 19482 (the "Vanguard Trust"), on behalf of Vanguard International Explorer Fund, a series of the Vanguard Trust (the "Acquiring Fund"); Schroder Capital Funds (Delaware), a business trust formed under the laws of the State of Delaware with its principal place of business at 875 Third Avenue, 22nd Floor, New York, New York 10022 (the "Schroder Trust"), on behalf of the Schroder International Smaller Companies Fund, a series of the Schroder Trust (the "Selling Fund"); The Vanguard Group, Inc., a Pennsylvania corporation, with its principal place of business at P.O. Box 2600, Valley Forge, PA 19482 ("The Vanguard Group") (with respect to the provisions of Paragraphs 9.2 and 9.4 only); and Schroder Investment Management North America Inc., a ____ corporation, with its principal place of business at 875 Third Avenue, 22nd Floor, New York, New York 10022 ("Schroder Management") (with respect to the provisions of Paragraphs 9.2 and 9.3 only).

       This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization of the Selling Fund (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for units of beneficial interest (the "Shares") of the Acquiring Fund (the "Acquiring Fund Shares"), (ii) the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date (as defined in paragraph 1.2 of this Agreement), of Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided in this Agreement, all upon the terms and conditions set out below.

       WHEREAS, the Vanguard Trust and the Schroder Trust are each registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

       WHEREAS, the Acquiring Fund and the Selling Fund are authorized to issue shares of beneficial interest;

       WHEREAS, the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act), of the Vanguard Trust has determined with respect to the Acquiring Fund that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares is in the best interests of the Acquiring Fund and its shareholders;

       WHEREAS, the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined under the 1940 Act), of the Schroder Trust has determined with respect to the Selling Fund that the exchange of all the assets of, and certain identified liabilities of, the Selling Fund for Acquiring Fund Shares is in the best interests of the Selling Fund and its shareholders; and

       WHEREAS, The purpose and effect of the Reorganization is to change the form of organization of the Selling Fund from a series of Schroder Trust to a series of the Vanguard Trust. It is anticipated that the Reorganization will provide long-term benefits to the Selling Fund's shareholders by immediately reducing expenses and providing access to a larger, more diverse complex of funds, which can appeal to a broader spectrum of investors, and thus increase the size and efficiency of the fund and increase the likelihood of the realization of economies of scale.

       NOW THEREFORE, in consideration of the mutual promises contained in this Agreement, the Vanguard Trust and the Schroder Trust agree as follows:


                                    ARTICLE I

Transfer of Assets of the Selling Fund in Exchange for Acquiring Fund Shares and
  Assumption of Certain Identified Selling Fund Liabilities; Liquidation of the
                                  Selling Fund

       1.1 Subject to the terms and conditions set out in this Agreement and on the basis of the representations and warranties contained in this Agreement, the Schroder Trust agrees to transfer the Selling Fund's assets in the manner set out in paragraph 1.2 of this Agreement to the Acquiring Fund, and the Vanguard Trust agrees in exchange for such assets: (a) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by dividing the value of the Selling Fund's net assets, computed in the manner and as of the time and date set out in paragraph 2.1 of this Agreement, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set out in paragraph 2.2 of this Agreement; and (b) to assume certain identified liabilities of the Selling Fund, as set out in paragraph 1.3 of this Agreement. Each of these transactions will take place at the closing provided for in paragraph 3.1 of this Agreement (the "Closing").

       1.2 The assets of the Selling Fund to be acquired by the Acquiring Fund will consist of all property of the Selling Fund including, without limitation, all cash, securities, commodities and futures interests, and dividend or interest receivables that are owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the closing date described in paragraph 3.1 of this Agreement (the "Closing Date").

       The Schroder Trust, on behalf of the Selling Fund, shall have provided on or before the date hereof the Vanguard Trust with (a) the financial statements of the Selling Fund as of and for its most recently completed fiscal year (the "Financial Statements"), and (b) a list of all of the Selling Fund's assets as of the date of execution of this Agreement. The Schroder Trust, on behalf of the Selling Fund, represents that as of the date of the execution of this Agreement no changes have occurred in its financial position as reflected in its Financial Statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Schroder Trust, on behalf of the Selling Fund, reserves the right to sell any of the Selling Fund's assets but will not, without the prior written approval of the Vanguard Trust, acquire any additional assets for the Selling Fund other than instruments of the type in which the Acquiring Fund is permitted to invest. The Schroder Trust, on behalf of the Selling Fund, will, within a reasonable time prior to the Closing Date, furnish the Vanguard Trust with a list of the assets, if any, on the Selling Fund's list referred to in the first sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies and restrictions. In the event that the Selling Fund holds any assets that the Acquiring Fund may not hold, the Selling Fund will use its best efforts to dispose of such assets prior to the Closing Date.

       1.3 The Schroder Trust, on behalf of the Selling Fund, will seek to discharge all of the Selling Fund's known liabilities and obligations prior to the Closing Date, other than those liabilities and obligations that would otherwise be discharged at a later date in the ordinary course of the Selling Fund's business. Except as specifically provided in this paragraph 1.3, the Acquiring Fund will assume the liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund (as defined in paragraph 4.1(g)) prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1 of this Agreement), in accordance with generally accepted accounting principles consistently applied from the prior audited period (hereinafter the "Liabilities"). The Acquiring Fund will assume only those Liabilities of the Selling Fund reflected in the Statement of Assets and Liabilities and will not, except as specifically provided in this paragraph 1.3, assume any other contingent, unknown, or unaccrued liabilities, all of which will remain the obligation of the Selling Fund.

       1.4 As provided in paragraph 3.4 of this Agreement, as soon after the Closing Date as is practicable (the "Liquidation Date"), the Selling Fund will liquidate and distribute on a proportionate basis to the Selling Fund's shareholders of record determined as of the close of business on the Closing Date (the "Selling Fund Shareholders") the Acquiring Fund Shares it receives pursuant to paragraph 1.1 of this Agreement. This liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders representing the respective proportionate number of Acquiring Fund Shares due those shareholders. All issued and outstanding Shares of the Selling Fund ("Selling Fund Shares") will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund will not issue certificates representing the Acquiring Fund's Shares in connection with the exchange of Acquiring Fund Shares for shares of the Selling Fund.

       1.5 After the Reorganization, ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

       1.6 After distribution of the Acquiring Fund Shares pursuant to paragraph 1.4 of this Agreement, the Selling Fund will be liquidated promptly and terminated as a series of the Schroder Trust ("Termination Date"). In addition, the Schroder Trust will as soon as practicable after the Termination Date take all other actions in connection with the termination of the Selling Fund as required by applicable law.

       1.7 Any reporting responsibility of the Selling Fund to any public authority is and will remain the responsibility of the Selling Fund up to and including the Closing Date and the Termination Date.

       1.8 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of Selling Fund Shares on the books of the Selling Fund as of that time will, as a condition of the issuance and transfer, be paid by the person to whom the Acquiring Fund Shares are to be issued and transferred.


                                   ARTICLE II

                                    Valuation

       2.1 The value of the Selling Fund's assets to be acquired under this Agreement will be the value of the assets computed as of the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE") on the Closing Date (the time and date being referred to as the "Valuation Date" for purposes of this Agreement), using the valuation procedures set out in the Selling Fund's then-current prospectus and/or statement of additional information.

       2.2 The net asset value of the Acquiring Fund Shares will be the net asset value per share computed as of the Valuation Date, using the valuation procedures set out in the Acquiring Fund's then-current prospectus and/or statement of additional information.

       2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Selling Fund's net assets will be determined by dividing the value of the net assets of the Selling Fund determined using the same valuation procedures referred to in paragraph 2.1 of this Agreement by the net asset value per share of the Acquiring Fund determined in accordance with paragraph 2.2 of this Agreement.

       2.4 All computations of value will be made in accordance with the regular practices of the Vanguard Trust, subject to this Article II.


                                   ARTICLE III

                            Closing and Closing Date

       3.1 The Closing Date for the Reorganization will be _________, 2002, or such other date agreed to in writing by the Vanguard Trust and the Schroder Trust. All acts taking place at the Closing will be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing will be held as of 4:00 p.m., at the offices of the Vanguard Trust, 100 Vanguard Blvd., Malvern, PA 19355, or at such other time and/or place agreed to by the Vanguard Trust and the Schroder Trust.

       3.2 The custodian for the Acquiring Fund (the "Custodian") will deliver at the Closing a certificate of an authorized officer stating that: (a) the Selling Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund prior to or on the Closing Date, and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities.

       3.3 In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund is closed to trading or trading on the market is restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Closing Date will be postponed until the first business day after the day when normal trading has fully resumed and reporting has been restored.

       3.4 The Schroder Trust, on behalf of the Selling Fund, will deliver at the Closing a list of the names and addresses of the Selling Fund Shareholders and the number of outstanding Selling Fund Shares owned by each such shareholder immediately prior to the Closing or provide evidence that the information has been provided to the Acquiring Fund's transfer agent. The Vanguard Trust, on behalf of the Acquiring Fund, will issue and deliver a confirmation evidencing that the Acquiring Fund Shares have been credited to the Selling Fund's account on the Closing Date to the Secretary of the Schroder Trust or provide evidence satisfactory to the Schroder Trust that the Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party to this Agreement will deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.


                                   ARTICLE IV

                         Representations and Warranties

       4.1 The Schroder Trust, on behalf of the Selling Fund, represents and warrants to the Vanguard Trust as follows:

              (a) The Selling Fund is an investment series of the Schroder Trust, a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware;

              (b) The Schroder Trust is a registered open-end management investment company and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act is in full force and effect;

              (c) The Schroder Trust is not, and the execution, delivery, and performance of this Agreement (subject to approval of the Selling Fund Shareholders) will not result, in a violation of any provision of its Declaration of Trust or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Schroder Trust on behalf of itself or on behalf of the Selling Fund is a party or by which its property is bound;

              (d) The Schroder Trust will turn over all of the books and records relating to the Selling Fund (including all books and records required to be maintained under the 1940 Act and the Code and the rules and regulations under the 1940 Act and the Code) to the Vanguard Trust at the Closing;

              (e) The Schroder Trust has no contracts or other commitments (other than this Agreement) with respect to the Selling Fund that will be terminated with liability to the Schroder Trust prior to the Closing Date;

              (f) Except as previously disclosed in writing to and accepted by the Vanguard Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending, or to the Schroder Trust's knowledge, threatened against the Schroder Trust in connection with the Selling Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect the Schroder Trust's financial condition or the conduct of its business. The Schroder Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or the business of the Selling Fund or the Schroder Trust's ability to consummate the transactions contemplated by this Agreement;

              (g) The statements of assets and liabilities of the Schroder Trust relating to the Selling Fund for the period beginning with commencement of the Selling Fund and ending on [Date] have been audited by PricewaterhouseCoopers LLP, certified public accountants, and are in accordance with generally accepted accounting principles consistently applied, and those statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such dates, and no known contingent liabilities of the Selling Fund exist as of such dates that are not disclosed in those statements;

              (h) Since [Date], no material adverse change has occurred in the Selling Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed to and accepted by the Vanguard Trust. For the purposes of this subparagraph (h), a decline in net asset value per share or the total assets of the Selling Fund in the ordinary course of business does not constitute a material adverse change;

              (i) At the Closing Date, all federal and other tax returns and other reports or filings with respect to the Selling Fund required by law to have been filed by the Closing Date will have been filed (including, without limitation, tax returns for the Selling Fund's fiscal year ended October 31, 2001), and all federal and other taxes will have been paid so far as due, or provision will have been made for the payment of those taxes and, to the best of the Schroder Trust's knowledge, no such tax return is currently under audit and no assessment has been asserted with respect to such a return;

              (j) For each of its prior fiscal years of operation and for each subsequent quarter end of the current fiscal year, the Schroder Trust has met the requirements of Subchapter M of the Code for qualification and treatment of the Selling Fund as a regulated investment company; and all of the Selling Fund's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable federal and state securities laws;

              (k) At the date of this Agreement, all issued and outstanding Selling Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding Selling Fund Shares will, at the time of Closing, be held by the persons and in the amounts set out in the records of the Schroder Trust's transfer agent as provided in paragraph 3.4 of this Agreement. The Schroder Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Selling Fund's Shares, nor is any security convertible into any of the Selling Fund's shares currently outstanding;

              (l) At the Closing Date, the Schroder Trust will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 of this Agreement, and full right, power and authority to sell, assign, transfer and deliver the assets under the terms and conditions of this Agreement and, upon delivery and payment for the assets, the Acquiring Fund will acquire good and marketable title to them, subject to no restrictions on the full transfer of the assets, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), other than as disclosed to the Vanguard Trust;

              (m) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Schroder Trust's Board of Trustees and, subject to the approval of the Selling Fund Shareholders, this Agreement will constitute a valid and binding obligation of the Schroder Trust, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

              (n) The information to be furnished by the Schroder Trust for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated by this Agreement will be accurate and complete in all material respects and will comply in all material respects with federal securities and other laws and regulations under those laws applicable to those transactions;

              (o) The proxy statement of the Selling Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.7 of this Agreement (insofar as it relates to the Selling
       Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated in the Proxy Statement or necessary to make the statements in the Proxy Statement, in light of the circumstances under which the statements were made, not materially misleading; and

              (p) The current prospectus and statement of additional information filed with the Commission as part of the Schroder Trust's registration statement on Form N-1A, insofar as they relate to the Selling Fund, conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations under those Acts and do not include any untrue statement of a material fact or omit to state any material fact required to be stated in that registration statement or necessary to make the statements in the registration statement, in light of the circumstances under which they were made, not misleading.

       4.2 The Vanguard Trust, on behalf of the Acquiring Fund, represents and warrants to the Schroder Trust as follows:

              (a) The Acquiring Fund is an investment series of a business trust, duly organized, validly existing and in good standing under the laws of the State of Delaware;

              (b) The Vanguard Trust is a registered open-end management investment company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

              (c) The current prospectus and statement of additional information filed as part of the Vanguard Trust's registration statement on Form N-1A, which will become effective prior to the Closing Date, insofar as they relate to the Acquiring Fund (the "Vanguard Trust Registration Statement") conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated in the Vanguard Trust Registration Statement or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

              (d) The Vanguard Trust is not, and the execution, delivery and performance of this Agreement will not result, in a violation of its Declaration of Trust or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Vanguard Trust on behalf of itself or on behalf of the Acquiring Fund is a party or by which it is bound;

              (e) Except as previously disclosed in writing to and accepted by the Schroder Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Vanguard Trust's knowledge, threatened against the Vanguard Trust in connection with the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect the Vanguard Trust's financial condition or the conduct of its business. The Vanguard Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or the business of the Acquiring Fund or the Vanguard Trust's ability to consummate the transactions contemplated in this Agreement;

              (f) Since the inception of the Acquiring Fund, no material adverse change has occurred with respect to the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed to and accepted by the Schroder Trust. For the purposes of this subparagraph (f), a decline in net asset value per share or the total assets of the Acquiring Fund in the ordinary course of business does not constitute a material adverse change;

              (g) At the Closing Date, all federal and other tax returns and reports with respect to the Acquiring Fund required by law to have been filed by the Closing Date will have been filed, and all federal and other taxes will have been paid so far as due, or provision will have been made for the payment of those taxes;

              (h) The Vanguard Trust intends to meet the requirements of Subchapter M of the Code for qualification and treatment of the Acquiring Fund as a regulated investment company in the future;

              (i) At the date of this Agreement, all issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, with no personal liability attaching to the ownership of those shares. The Vanguard Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is any security convertible into any Acquiring Fund Shares currently outstanding;

              (j) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions, if any, of the Vanguard Trust's Board of Trustees, and this Agreement will constitute a valid and binding obligation of the Vanguard Trust enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

              (k) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, under the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership of those shares;

              (l) The information to be furnished by the Vanguard Trust for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated in this

Agreement will be accurate and complete in all material respects and will comply in all material respects with federal securities and other laws and regulations applicable to those transactions;

              (m) The Registration Statement referred to in paragraph 5.7 of this Agreement and the Proxy Statement to be included in the Registration Statement (insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated in the Proxy Statement or necessary to make the statements in the Proxy Statement, in light of the circumstances under which such statements were made, not materially misleading; and

              (n) The Vanguard Trust agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act as it may deem appropriate in order to continue the operations of the Acquiring Fund after the Closing Date.


                                    ARTICLE V

              Covenants of the Acquiring Fund and the Selling Fund

       5.1 The Vanguard Trust will operate the business of the Acquiring Fund, and the Schroder Trust will operate the business of the Selling Fund, in the ordinary course between the date of this Agreement and the Closing Date. The Vanguard Trust and the Schroder Trust agree for purposes of this Agreement that the declaration and payment of customary dividends and distributions will be considered to have been paid in the ordinary course of business.

       5.2 The Schroder Trust, on behalf of the Selling Fund, will call a meeting of its shareholders to consider and act upon this Agreement and to take all other actions in coordination with the Vanguard Trust necessary to obtain approval of the transactions contemplated by this Agreement.

       5.3 The Schroder Trust, on behalf of the Selling Fund, covenants that the Acquiring Fund Shares to be issued under this Agreement are not being acquired for the purpose of making any distribution other than in accordance with the terms of this Agreement.

       5.4 The Schroder Trust, on behalf of the Selling Fund, will assist the Vanguard Trust in obtaining all information on record with the Selling Fund's transfer agent that the Vanguard Trust reasonably requests concerning the beneficial ownership of the Selling Fund's Shares.

       5.5 Subject to the provisions of this Agreement, the Vanguard Trust and the Schroder Trust each will take, or cause to be taken, all action, and do, or cause to be done, all actions reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

       5.6 Prior to the Closing Date, the Schroder Trust will furnish to the Vanguard Trust copies of the tax returns for the Selling Fund which were filed on its behalf for its immediately preceding five taxable years, together with certification by the Selling Fund's President and Treasurer that, to the best of their knowledge, they are correct and complete insofar as relevant to the determination of earnings and profits of the Selling Fund for such time period.

       5.7 The Schroder Trust, on behalf of the Selling Fund, will provide the Vanguard Trust with information reasonably necessary for the preparation of a prospectus (the "Prospectus") that will include the Proxy Statement referred to in paragraphs 4.1(o) and 4.2(m) of this Agreement, all to be included in a registration statement on Form N-14 of the Vanguard Trust (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act in connection with the meeting of the Selling Fund's shareholders to consider approval of this Agreement and the transactions contemplated by this Agreement.

       5.8 As promptly as practicable, but in any case within thirty days of the Closing Date, the Schroder Trust, on behalf of the Selling Fund, will furnish the Vanguard Trust with a statement containing information required for purposes of complying with Rule 24f-2 under the 1940 Act. A notice pursuant to Rule 24f-2 will be filed by the Acquiring Fund offsetting redemptions by the Selling Fund during the fiscal year ending on or after the Closing Date against sales of the Acquiring Fund Shares; and the Schroder Trust agrees that it will not net redemptions during that period by the Selling Fund against sales of shares of any other series of the Schroder Trust.

       5.9 As promptly as practicable, but in any case within the period required by applicable law or regulation, the Schroder Trust, on behalf of the Selling Fund, will file all federal and other tax returns and other reports or filings with respect to the Selling Fund required by applicable law or regulation to be filed.


                                   ARTICLE VI

          Conditions Precedent to the Obligations of the Schroder Trust

       The obligations of the Schroder Trust to consummate the transactions provided for in this Agreement will be subject, at its election, to the performance by the Vanguard Trust of all obligations to be performed by it under this Agreement on or before the Closing Date and, in addition to those obligations to the following specific conditions:

       6.1 All representations and warranties of the Vanguard Trust contained in this Agreement will be true and correct in all material respects as of the date of this Agreement and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

       6.2 The Vanguard Trust will have delivered to the Schroder Trust a certificate executed in its name by its Chief Executive Officer, President or Vice President and its

Secretary, Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Schroder Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Vanguard Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Schroder Trust may reasonably request.

       6.3 The Schroder Trust will have received on the Closing Date a favorable opinion from Morgan, Lewis & Bockius, LLP, counsel to the Vanguard Trust, dated as of the Closing Date, in a form reasonably satisfactory to the Schroder Trust, covering the following points:

              (a) the Acquiring Fund is a separate series of the Vanguard Trust, a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and the Vanguard Trust has the corporate power to own all of the Acquiring Fund's properties and assets and to carry on the Acquiring Fund's business as presently conducted;

              (b) the Vanguard Trust is registered as an investment company under the 1940 Act, and, to such counsel's knowledge, the Fund's registration with the Commission as an investment company under the 1940 Act is in force and effect with respect to the Acquiring Fund;

              (c) this Agreement has been duly authorized, executed and delivered by the Vanguard Trust and, assuming that the Prospectus, Registration Statement and Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under those laws and, assuming due authorization, execution and delivery of the Agreement by the Schroder Trust, is a valid and binding obligation of the Vanguard Trust enforceable against the Vanguard Trust in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles;

              (d) the Acquiring Fund Shares to be issued to the Selling Fund's shareholders as provided by this Agreement are duly authorized and upon delivery will be validly issued and outstanding and are fully paid and non-assessable with no personal liability attaching to ownership of the Shares, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect of the Shares;

              (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Vanguard Trust's Declaration of Trust or in a material violation of any provision of any agreement relating to the Acquiring Fund (known to such counsel) to which the Vanguard Trust is a party or by which it or its properties are bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Vanguard Trust is a party or by which it or its properties are bound;

              (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or State of Delaware is required for the consummation by the Vanguard Trust of the actions contemplated in this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act;

              (g) the descriptions in the Proxy Statement, insofar as they relate to the Vanguard Trust, the Acquiring Fund, or The Vanguard Group of statutes, legal and governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body in the United States, and contracts and other documents, if any, are accurate in all material request and fairly present the information required to be shown;

              (h) such counsel does not know of any legal, administrative or governmental proceedings, investigation, order, decree or judgment of any court or governmental body, insofar as they relate to the Vanguard Trust or the Acquiring Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date, which are required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement that are not described and filed as required; and

              (i) the Vanguard Trust Registration Statement is effective under the 1933 Act and the 1940 Act and no stop-order suspending its effectiveness or order pursuant to section 8(e) of the 1940 Act has been issued.

              Counsel also will state that they have participated in conferences with officers and other representatives of the Vanguard Trust at which the contents of the Proxy Statement, the Vanguard Trust Registration Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement and the Vanguard Trust Registration Statement (except to the extent indicated in paragraph (g) of their above opinion), on the basis of the foregoing information (relying as to materiality upon the opinions of officers and other representatives of the Vanguard Trust), they do not believe that the Proxy Statement and the Vanguard Trust Registration Statement as of their respective dates, as of the date of the Selling Fund's shareholders' meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated in the Proxy Statement and the Vanguard Trust Registration Statement or necessary to make the statements in the Proxy Statement and the Vanguard Trust Registration Statement in the light of the circumstances under which they were made not misleading.

       The opinion may state that counsel does not express any opinion or belief as to the Financial Statements or other financial data, or as to the information relating to the Schroder Trust or the Selling Fund, contained in the Proxy Statement, Registration Statement or the Vanguard Trust Registration Statement, and that the opinion is solely for the benefit of the Schroder Trust and its directors and officers. Such counsel may rely as to matters governed by the laws of the State of Delaware on an opinion of local counsel and/or certificates of officers or directors of the Acquiring Fund. The opinion also will include such other matters incident to the transaction contemplated by this Agreement, as the Schroder Trust may reasonably request.

       In this paragraph 6.3, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not, except as specifically stated above, to any exhibits or attachments to the Proxy Statement or to any documents incorporated by reference in the Proxy Statement.


                                   ARTICLE VII

          Conditions Precedent to the Obligations of the Vanguard Trust

       The obligations of the Vanguard Trust to complete the transactions provided for in this Agreement will be subject, at its election, to the performance by the Schroder Trust of all the obligations to be performed by it under this Agreement on or before the Closing Date and, in addition to those obligations, the following conditions:

       7.1 All representations and warranties of the Schroder Trust contained in this Agreement will be true and correct in all material respects as of the date of this Agreement and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

       7.2 The Schroder Trust will have delivered to the Vanguard Trust a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs (and, if different from tax costs, book costs) of those securities by lot and the holding periods of the securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Schroder Trust;

       7.3 The Schroder Trust will have delivered to the Vanguard Trust on the Closing Date a certificate executed in its name, and on behalf of the Selling Fund, by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Vanguard Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Schroder Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Vanguard Trust shall reasonably request; and

       7.4 The Vanguard Trust will have received on the Closing Date a favorable opinion of Ropes & Gray, counsel to the Schroder Trust, dated as of the Closing Date, in a form reasonably satisfactory to the Vanguard Trust, covering the following points:

              (a) the Selling Fund is a separate investment series of the Schroder Trust, a business trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware and the Schroder Trust has the corporate power to own all of the Selling Fund's properties and assets and to carry on the Selling Fund's business as presently conducted;

              (b) the Schroder Trust is registered as an investment company under the 1940 Act and, to such counsel's knowledge, the Schroder Trust's registration with the Commission as an investment company under the 1940 Act is in force and effect with respect to the Selling Fund;

              (c) this Agreement has been duly authorized, executed and delivered by the Schroder Trust and, assuming that the Prospectus, the Registration Statement and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under those laws and, assuming due authorization, execution and delivery of the Agreement by the Vanguard Trust, is a valid and binding obligation of the Schroder Trust enforceable against the Schroder Trust in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors, rights generally and to general equity principles;

              (d) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, result in a violation of the Schroder Trust's Declaration of Trust or a material violation of any provision of any agreement (known to such counsel) to which the Schroder Trust is a party or by which it or its properties are bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Schroder Trust is a party or by which it or its properties are bound;

              (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or State of Delaware is required for the consummation by the Schroder Trust of the transactions contemplated in this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act;

              (f) counsel does not know of any legal, administrative or governmental proceedings, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Schroder Trust or its respective assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date, which are required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement that are not described and filed as required or that materially and adversely affect the Selling Fund's business.

       The opinion may state that counsel does not express any opinion or belief as to the Financial Statements or other financial data, or as to the information relating to the Vanguard Trust or the Acquiring Fund, contained in the Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of the Vanguard Trust and its directors and officers. The opinion also will include such other matters incident to the transaction contemplated by this Agreement as the Fund may reasonably request.

       In this paragraph 7.4, references to the Proxy Statement include and relate only to the text of the Proxy Statement and not to any exhibits or attachments to the Proxy Statement or to any documents incorporated by reference in the Proxy Statement.

       7.5 The Vanguard Trust will have received on the Closing Date a favorable opinion of the General Counsel of Schroder Fund Advisors Inc. and Secretary to the Schroder Trust (the "Schroder Officer"), dated as of the Closing Date, in a form reasonably satisfactory to the Vanguard Trust, that the descriptions of the Schroder Trust, the Selling Fund, and Schroder Management in the Proxy Statement is accurate in all material respects and fairly present the information required to be shown.

       The Schroder Officer also will state that such person has participated in conferences with officers and other representatives of the Schroder Trust at which the contents of the Proxy Statement and related matters were discussed and, although such person is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement (except to the extent indicated in this paragraph 7.5), on the basis of the foregoing information (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Schroder Trust), she does not believe that the Proxy Statement as of its date, as of the date of the Selling Fund's shareholder meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated in the Proxy Statement regarding the Selling Fund or necessary in the light of the circumstances under which they were made, to make the statements in the Proxy Statement regarding the Selling Fund not misleading. The opinion referred to in this paragraph 7.5 shall be given by the Schroder Officer solely in her capacity as an officer of SFA and the Schroder Trust, and not personally.

       In this paragraph 7.5, references to the Proxy Statement include and relate only to the text of the Proxy Statement and not to any exhibits or attachments to the Proxy Statement or to any documents incorporated by reference in the Proxy Statement.

       7.6 The Vanguard Trust will have received from PricewaterhouseCoopers LLP a letter addressed to the Vanguard Trust dated as of the effective date of the Registration Statement in form and substance satisfactory to the Vanguard Trust, to the effect that:

              (a) they are independent public accountants with respect to the Schroder Trust within the meaning of the 1933 Act and the applicable regulations under the 1933 Act;

              (b) in their opinion, the Financial Statements and Financial Highlights of the Selling Fund included or incorporated by reference in the Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the rules and regulations under the 1933 Act; and

              (c) on the basis of limited procedures agreed upon by the Vanguard Trust and the Schroder Trust and described in the letter (but not an examination in accordance with generally accepted auditing standards), the specified information relating to the Selling Fund appearing in the Registration Statement and the Proxy Statement has been obtained from the accounting records of the Selling Fund or from schedules prepared by officers of the Schroder Trust having responsibility for financial and reporting matters and the information is in agreement with these records, schedules or computations made from those documents.

       7.7 The Schroder Trust will have delivered to the Vanguard Trust copies of Financial Statements of the Selling Fund as of and for its most recently completed fiscal year.

       7.8 The Vanguard Trust shall have received from PricewaterhouseCoopers LLP a letter addressed both to the Vanguard Trust and the Schroder Trust, dated as of the Closing Date stating that as of a date no more than three business days prior to the Closing Date, PricewaterhouseCoopers LLP performed limited procedures and that on the basis of those procedures it confirmed the matters set forth in paragraph 7.6 (c).

                                  ARTICLE VIII

    Further Conditions Precedent to Obligations of the Acquiring Fund and the
                                  Selling Fund

       8.1 The Agreement and the transactions contemplated in the Agreement will have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Schroder Trust's Declaration of Trust and applicable law and certified copies of the votes evidencing the approval will have been delivered to the Acquiring Fund.

       8.2 On the Closing Date, no action, suit or other proceeding will be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated by this Agreement. On the Closing Date, the Commission will not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act, and no action, suit or other proceeding will be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated by this Agreement.

       8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including no-action positions of and exemptive orders from federal and state authorities) deemed necessary by the Vanguard Trust or the Schroder Trust to permit consummation, in all material respects, of the transactions contemplated by this Agreement will have been obtained, except if the failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either the Vanguard Trust or the Schroder Trust may for itself waive any of the conditions in this paragraph 8.3.

       8.4 The Vanguard Trust Registration Statement and the Registration Statement will each have become effective under the 1933 Act and no stop orders suspending the effectiveness of the Vanguard Trust Registration Statement and the Registration Statement will have been issued and, to the best knowledge of the Vanguard Trust or the Schroder Trust, no investigation or proceeding for that purpose will have been instituted or be pending, threatened or contemplated under the 1933 Act.

       8.5 The parties will have received a favorable opinion of Morgan, Lewis & Bockius, LLP,, addressed to, and in form and substance satisfactory to the Schroder Trust substantially to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Agreement and based upon customary certificates with respect to matters of fact from the officers of the Schroder Trust and the Vanguard Trust, that for federal income tax purposes:

              (a) the transfer of all or substantially all of the Selling Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code and the Acquiring Fund and the Selling Fund are each a "party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Selling Fund; however, no opinion will be expressed as to whether any accrued market discount will be required to be recognized as ordinary income; (c) no gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Selling Fund or upon the distribution of the Acquiring Fund Shares to the Selling Fund's shareholders in exchange for their shares of the Selling Fund; (d) no gain or loss will be recognized by shareholders of the Selling Fund upon the exchange of their Selling Fund Shares for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Selling Fund; (e) the aggregate tax basis for the Acquiring Fund Shares received by each of the Selling Fund Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund Shares held by the shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund shareholder will include the period during which the Selling Fund Shares exchanged for the Acquiring Fund Shares were held by the shareholder (provided that the Selling Fund Shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of the Selling Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of the assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

       Notwithstanding anything in this Agreement to the contrary, neither the Vanguard Trust nor the Schroder Trust may waive the conditions set out in this paragraph 8.5.

                                   ARTICLE IX

                  Brokerage Fees and Expenses; Other Agreements

       9.1 The Vanguard Trust represents and warrants to the Schroder Trust, and the Schroder Trust represents and warrants to the Vanguard Trust, that no brokers or finders or other entities are entitled to receive any payments in connection with the transactions provided for in this Agreement.

       9.2 The Vanguard Group and Schroder Management each agree to bear the fees, costs, and expenses incurred in connection with the transactions contemplated by this Agreement in the manner set forth in the Fund Sponsorship Agreement, dated February 4, 2002, to which each is a party; provided, however, that (i) the Acquiring Fund shall bear the fees, costs, and expenses of PricewaterhouseCoopers LLP in performing the audit of the financial statements of the Selling Fund and the Acquiring Fund for the fiscal year ending October 31, 2002, and (ii) the fees, costs, and expenses of PricewaterhouseCoopers LLP in performing the limited procedures and issuing the related letter pursuant to paragraphs 7.6 and 7.8 (the "Limited Procedures Expenses") shall be allocated among The Vanguard Group and the Acquiring Fund as mutually agreed by such parties; provided further, however, that the Limited Procedures Expenses may be allocated among any combination of The Vanguard Group, the Acquiring Fund, and the Selling Fund as separately agreed by such parties in writing prior to the Closing Date.



       9.3    (a)    Schroder Management will indemnify and hold harmless the
Vanguard Trust, the Acquiring Fund, The Vanguard Group, their directors, officers, employees, and affiliates (each, a "Vanguard Indemnified Party"), from and against any and all damages, costs and expenses (including reasonable attorney's fees and costs) incurred by any of them as a result of any breach or failure of the Schroder Trust's representations or warranties under this Agreement, or as a result of any willful misconduct or gross negligence by the Schroder Trust in the performance (or failure to perform) of the Schroder Trust's obligations under this Agreement.

              (b) Schroder Management's agreement to indemnify a Vanguard Indemnified Party pursuant to this paragraph 9.3 is expressly conditioned upon Schroder Management's being promptly notified of any action or claim brought against any Vanguard Indemnified Party after that party receives notice of the action. The failure of a Vanguard Indemnified Party to notify Schroder Management will not relieve Schroder Management from any liability that Schroder Management may have otherwise than on account of this indemnification agreement.

              (c) In case any action or claim is brought against any Vanguard Indemnified Party and that party timely notifies Schroder Management of the commencement of the action or claim, Schroder Management will be entitled to participate in and, to the extent that it wishes to do so, to assume the defense of the action or claim with counsel satisfactory to it. If Schroder Management decides to assume the defense of the action, Schroder Management will not be liable to the Vanguard Indemnified Party for any legal or other expenses subsequently incurred by the Vanguard Indemnified Party in connection with the defense of the action or claim other than: (i) reasonable costs of investigation or the furnishing of documents or witnesses and (ii) all reasonable fees and expenses of separate counsel to the Vanguard Indemnified Party if the Vanguard Indemnified Party has concluded reasonably that representation of Schroder Management and the Vanguard Indemnified Party would be inappropriate as a result of actual or potential differing interests between them in the conduct of the defense of such action.

       9.4    (a)    The Vanguard Group will indemnify and hold harmless the
Schroder Trust, the Selling Fund, Schroder Management, their directors, officers, employees and affiliates (each, a "Schroder Indemnified Party") from and against any and all damages (including reasonable attorney's fees and costs) incurred by any of them as a result of any breach or failure of the Vanguard Trust's representations or warranties under this Agreement, or as a result of any willful misconduct or gross negligence by the Vanguard Trust in the performance (or failure to perform) of the Vanguard Trust's obligations under this Agreement.

              (b) The Vanguard Group's agreement to indemnify a Schroder Indemnified Party pursuant to this paragraph 9.4 is expressly conditioned upon The Vanguard Group's being promptly notified of any action or claim brought against any Schroder Indemnified Party after that party receives notice of the action. The failure of a Schroder Indemnified Party to notify The Vanguard Group will not relieve The Vanguard Group from any liability that The Vanguard Group may have otherwise than on account of this indemnification agreement.

              (c) In case any action or claim is brought against any Schroder Indemnified Party and that party timely notifies The Vanguard Group of the commencement of the action or claim, The Vanguard Group will be entitled to participate in and, to the extent that it wishes to do so, to assume the defense of the action or claim with counsel satisfactory to it. If The Vanguard Group decides to assume the defense of the action, The Vanguard Group will not be liable to the Schroder Indemnified Party for any legal or other expenses subsequently incurred by the Schroder Indemnified Party in connection with the defense of the action or claim other than: (i) reasonable costs of investigation or the furnishing of documents or witnesses and (ii) all reasonable fees and expenses of separate counsel to the Schroder Indemnified Party if the Schroder Indemnified Party has concluded reasonably that representation of The Vanguard Group and the Schroder Indemnified Party would be inappropriate as a result of actual or potential differing interest between them in the conduct of the defense as a result of the action.



                                    ARTICLE X

     Entire Agreement; Survival of Representations, Warranties and Covenants

       10.1 The Vanguard Trust and the Schroder Trust agree that neither of them has made any representation, warranty or covenant not set forth in this Agreement and that this Agreement represents the entire agreement among them.

       10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered in accordance with its terms will survive the consummation of the transactions contemplated under this Agreement.



                                   ARTICLE XI

                                   Termination

       11.1 This Agreement may be terminated at any time at or prior to the Closing Date by: (i) mutual agreement of the Schroder Trust and the Vanguard Trust; (ii) the Schroder Trust, in the event the Vanguard Trust has, or the Vanguard Trust in the event the Schroder Trust has, materially breached any representation, warranty or agreement contained in this Agreement to be performed at or prior to the Closing Date; or (iii) the Schroder Trust, or the Vanguard Trust in the event a condition included in this Agreement expressed to be precedent to the obligations of the terminating party or parties has not been met and it reasonably appears that it will not or cannot be met.

       11.2 In the event of any such termination, the Vanguard Trust or the Schroder Trust, or their respective directors or officers, will not be liable to the other party or parties.


                                   ARTICLE XII

                                   Amendments

       This Agreement may be amended, modified or supplemented in writing in such manner as may be mutually agreed upon by the authorized officers of the Vanguard Trust and the Schroder Trust; provided, however, that following the meeting of the Selling Fund's shareholders called pursuant to paragraph 5.2 of this Agreement, no amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund's Shareholders under this Agreement to the detriment of the shareholders without their further approval.


                                  ARTICLE XIII

                                     Notices

       13.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement will be in writing and given by prepaid telegraph, telecopy, or certified mail as follows:

          If to the Vanguard Trust, at:

          Vanguard Whitehall Funds
          P.O. Box 2600
          Valley Forge, PA 19482
          Attention:  Joel M. Dickson
          Telephone:  610-669-5846
          Facsimile:  610-503-5855

          With a copy to:

          Morgan, Lewis & Bockius LLP
          1701 Market Street
          Philadelphia, PA 19103-2921
          Attention: Timothy W. Levin, Esq.
          Telephone: 215-963-5037
          Facsimile: 215-963-5299

          If to the Schroder Trust, at:

          Schroder Capital Funds (Delaware)
          875 Third Avenue
          22nd Floor
          New York, New York 10022
          Attention: Catherine A. Mazza
          Telephone: 212-641-3889
          Facsimile: 212-641-3897

          With a copy to:
          Ropes & Gray
          One International Place
          Boston, MA 02110
          Attention: Timothy W. Diggins, Esq.
          Telephone: 617-951-7389
          Facsimile: 617-951-7050


                                   ARTICLE XIV

   Headings; Counterparts; Governing Law; Assignment; Limitation of Liability

       14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

       14.2 This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

       14.3 This Agreement shall be governed by and construed in accordance with the laws (without giving effect to the conflicts-of-law principles thereof) of the Commonwealth of Pennsylvania.

       14.4 This Agreement will bind and inure to the benefit of the parties to the Agreement and their respective successors and assigns, but no assignment or transfer of the Agreement or of any rights or obligations under the Agreement may be made by either party without the written consent of the other party. Nothing expressed or implied in this Agreement is intended or may be construed to confer upon or give any person, firm or corporation, other than the parties to the Agreement and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

       14.5 The Schroder Trust is executing this Agreement solely on behalf of the Selling Fund. References to the "Schroder Trust" shall be construed to refer solely to the Schroder Trust acting on behalf of the Selling Fund, and no liability shall accrue to the Schroder Trust generally or to any other fund in respect of this Agreement or any of the obligations hereunder, and each of the parties will look only to the assets of the Selling Fund for satisfaction of any obligation or liability arising under or in respect of this Agreement.

       Notice is hereby given that this instrument is executed on behalf of the Trustees of the Schroder Trust as Trustees and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers, or shareholders individually but are binding only upon the assets and property of the Selling Fund.

       14.6 The Vanguard Trust is executing this Agreement solely on behalf of the Acquiring Fund. References to the "Vanguard Trust" shall be construed to refer solely to the Vanguard Trust acting on behalf of the Acquiring Fund, and no liability shall accrue to the Vanguard Trust generally or to any other fund in respect of this Agreement or any of the obligations hereunder, and each of the parties will look only to the assets of the Acquiring Fund for satisfaction of any obligation or liability arising under or in respect of this Agreement.

       Notice is hereby given that this instrument is executed on behalf of the Trustees of the Vanguard Trust as Trustees and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers, or shareholders individually but are binding only upon the assets and property of the Acquiring Fund.


                                    * * * * *

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Reorganization to be executed as of the date first set forth herein.


SCHRODER CAPITAL FUNDS (DELAWARE)           VANGUARD WHITEHALL FUNDS


-----------------------------------         ------------------------------------
Signature                   Date            Signature                     Date

-----------------------------------         ------------------------------------
Print Name                  Title           Print Name                    Title



SCHRODER INVESTMENT MANAGEMENT              THE VANGUARD GROUP (as to the
NORTH AMERICA INC. (as to the provisions    provisions of Paragraphs 9.2
of Paragraphs 9.2 and 9.3 only)             and 9.4 only)



-----------------------------------         ------------------------------------
Signature                   Date            Signature                     Date

-----------------------------------         ------------------------------------
Print Name                  Title           Print Name                    Title

                        SCHRODER CAPITAL FUNDS (DELAWARE)
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
           PROXY FOR MEETING OF SHAREHOLDERS ON ___________ ___, 2002

The undersigned hereby appoints Barbara Gottlieb, Catherine A. Mazza, and Carin
F. Muhlbaum, and each of them separately, proxies, with power of substitution to each, and hereby authorizes them, or any of them, to represent and to vote, as designated below, at the Meeting of Shareholders (the "Meeting") of Schroder International Smaller Companies Fund (the "Fund"), a series of Schroder Capital Funds (Delaware) (the "Trust"), to be held at the offices of the Trust, 875 Third Avenue, 22nd Floor, New York, New York 10022 on ____________ ___, 2002, at 2:00 p.m. (Eastern Time), and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER SIGNING BELOW. IF NO DIRECTIN IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

TO VOTE BY MAIL, PLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Note: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please sign in full corporate name, and indicate the signer's office. If a partner, sign in the partnership name.



 Proposal 1.               Approval of the reorganization of Schroder
                           International Smaller Companies Fund into
                           Vanguard International Explorer Fund.



                           [  ] For          [  ] Against        [  ] Abstain




                            ___________________________________________
                            Signature of Shareholder


                            ___________________________________________
                            Signature (Joint Owner)

                       STATEMENT OF ADDITIONAL INFORMATION

                  Acquisition of the Assets and Liabilities of

                  SCHRODER INTERNATIONAL SMALLER COMPANIES FUND

                                   A Series of

                        SCHRODER CAPITAL FUNDS (DELAWARE)

                                  P.O. Box 8507
                                Boston, MA 02266
                                 (800) 464-3108

                        By and In Exchange for Shares of

                      VANGUARD INTERNATIONAL EXPLORER FUND

                                   A Series of

                            VANGUARD WHITEHALL FUNDS

                                  P.O. Box 2600
                        Valley Forge, Pennsylvania 19482
                                 (610) 669-1000


This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of Schroder International Smaller Companies Fund, a series of Schroder Capital Funds (Delaware), in exchange for shares of beneficial interest of Vanguard International Explorer Fund, a series of Vanguard Whitehall Funds, with par value of $.001 per share, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

(1) Schroder International Smaller Companies Fund Prospectus dated January 28, 2002;

(2) Schroder Capital Funds (Delaware) Statement of Additional Information dated January 28, 2002;

(3)  Vanguard   International   Explorer  Fund   Preliminary   Prospectus  dated
     ____________, 2002;

(4) Vanguard Whitehall Funds Preliminary Statement of Additional Information dated _____________, 2002; and

(5) Annual Report of Schroder International Smaller Companies Fund for the fiscal year ended October 31, 2001.

This Statement of Additional  Information  contains  information  that may be of
interest  to   shareholders   but  which  is  not   included  in  the   Combined
Prospectus/Proxy Statement dated ______, 2002, of Vanguard International Explorer Fund. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by call or writing Schroder Capital Funds (Delaware) at the telephone number or address set forth above.

The date of this Statement of additional Information is _____________, 2002.

[LOGO]SCHRODERS

--------------------------------------------------------------------------------
PROSPECTUS
JANUARY 28, 2002

SCHRODER MUTUAL FUNDS
Investor Shares



This Prospectus describes eight mutual funds offered by Schroder Capital Funds (Delaware) and Schroder Series Trust (each a "Trust"). Schroder Investment Management North America Inc. ("Schroder") manages the Funds.


    SCHRODER EMERGING MARKETS FUND seeks long-term capital appreciation through investment principally in equity securities of companies in emerging market countries in regions such as Asia, Latin America, Eastern Europe, the Middle East, and Africa.

    SCHRODER INTERNATIONAL FUND seeks long-term capital appreciation through investment in securities markets outside the United States.

    SCHRODER INTERNATIONAL SMALLER COMPANIES FUND seeks long-term capital appreciation through investment in securities markets outside the United States. The Fund invests in equity securities of companies with market capitalizations of $2.2 billion or less.

    SCHRODER MIDCAP VALUE FUND seeks long-term capital appreciation. The Fund invests principally in equity securities of mid-cap companies (companies with market capitalizations of between $1 and $10 billion).

    SCHRODER SMALL CAPITALIZATION VALUE FUND seeks capital appreciation. The Fund invests principally in equity securities of companies with small market capitalizations (generally less than $2.2 billion).

    SCHRODER ULTRA FUND seeks long-term capital appreciation. The Fund typically invests in a diversified portfolio of common stocks Schroder believes offer the potential for capital appreciation. The Fund may invest in securities issued by companies in any industry sector or of any size, although Schroder currently expects that a substantial portion of the Fund's assets will be invested in securities of companies with market capitalizations of $500 million or less. (Shares of Schroder Ultra Fund are not currently being offered to the public generally, and may be purchased only by existing shareholders and by employees of Schroder Investment Management North America Inc. and its affiliates.)

    SCHRODER U.S. LARGE CAP EQUITY FUND seeks growth of capital. The Fund invests principally in equity securities of companies in the United States.


    SCHRODER U.S. SMALLER COMPANIES FUND seeks capital appreciation. The Fund invests in equity securities of companies in the United States with market capitalizations of $2.2 billion or less.



You can call the Schroder Mutual Funds at (800) 464-3108 to find out more about these Funds and other funds in the Schroder family.

This Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


                                                           PAGE
                                                           ----
SUMMARY INFORMATION .....................................     3
  Schroder Emerging Markets Fund ........................     3
  Schroder International Fund ...........................     5
  Schroder International Smaller Companies Fund .........     7
  Schroder MidCap Value Fund ............................     8
  Schroder Small Capitalization Value Fund ..............    10
  Schroder Ultra Fund ...................................    11
  Schroder U.S. Large Cap Equity Fund ...................    13
  Schroder U.S. Smaller Companies Fund ..................    14
FEES AND EXPENSES .......................................    15
OTHER INVESTMENT STRATEGIES AND RISKS ...................    17
MANAGEMENT OF THE FUNDS .................................    23
HOW THE FUNDS' SHARES ARE PRICED ........................    24
HOW TO BUY SHARES .......................................    25
HOW TO SELL SHARES ......................................    27
EXCHANGES ...............................................    28
DIVIDENDS AND DISTRIBUTIONS .............................    29
TAXES ...................................................    29
FINANCIAL HIGHLIGHTS ....................................    30
ACCOUNT APPLICATION .....................................   A-1
PRIVACY STATEMENT .......................................   B-1

SUMMARY INFORMATION
The Funds offered by Schroder Capital Funds (Delaware) and Schroder Series Trust provide a broad range of investment choices. This summary identifies each Fund's investment objective, principal investment strategies, and principal risks.



The summary for each Fund includes a bar chart that shows how the investment returns of that Fund's Investor Shares have varied from year to year by setting forth returns for each of its last ten full calendar years of operation (or for such full calendar years since the Fund commenced operations, if shorter). The table following each bar chart shows how the Fund's average annual returns for the last year, for the last five years, and for the last ten years or the life of the Fund (as applicable), compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in a Fund by showing the variability of the Fund's returns and comparing the Fund's performance to a broad measure of market performance. PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF FUTURE PERFORMANCE. It is possible to lose money on investments in the Funds. References in any of the discussions of the Funds' investment policies below to 80% of a Fund's "net assets" refer to that percentage of the aggregate of the Fund's net assets and the amount, if any, of borrowings by the Fund for investment purposes.



SCHRODER EMERGING MARKETS FUND

-  INVESTMENT OBJECTIVE. To seek long-term capital appreciation.



- PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets in equity securities of companies determined by Schroder to be "emerging market" issuers. The Fund may invest the remainder of its assets in securities of issuers located anywhere in the world. The Fund invests in a variety of equity securities, including common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.

   The Fund invests principally in equity securities of issuers domiciled or doing business in "emerging market" countries in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. "Emerging market" countries are countries not included at the time of investment in the Morgan Stanley International World Index of major world economies. Countries currently in this Index include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong SAR, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Schroder may at times determine based on its own analysis that an economy included in the Index should nonetheless be considered an emerging market country, in which case that country would constitute an emerging market country for purposes of the Fund's investments. Schroder has determined, based on an analysis of current economic and political factors pertaining to Hong Kong SAR, that Hong Kong SAR should be considered as an emerging market country for purposes of the Fund's eligible investments. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one emerging market country, although the Fund normally will invest in at least three countries other than the United States.



   The Fund invests in issuers and countries that Schroder believes offer the potential for capital growth. In identifying candidates for investment, Schroder considers a variety of factors, including the issuer's likelihood of above average earnings growth, the securities' attractive relative valuation, and whether the issuer has any proprietary advantages. In addition, Schroder considers the risk of local political and/or economic instability associated with particular countries and regions and the liquidity of local markets. The Fund generally sells securities when they reach fair valuation or when significantly more attractive investment candidates become available.

   The Fund also may do the following:

      - Invest in securities of closed-end investment companies that invest primarily in foreign securities, including securities of emerging market issuers.

      - Invest up to 20% of its assets in debt securities, including lower quality, high yielding debt securities (sometimes referred to as "high yield" or "junk" bonds), which entail certain risks.



      - Invest up to 5% of its assets in sovereign debt securities that are in default.

 - PRINCIPAL RISKS.

      - Emerging Markets. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies and involve certain special risks associated with smaller capitalization companies.

      - Foreign Securities. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.

      - Geographic Concentration. To the extent that the Fund invests a substantial amount of its assets in one country, it will be more susceptible to the political and economic developments and market fluctuations in that country than if it invested in a more geographically diversified portfolio.

      - Non-Diversified Mutual Fund. The Fund is a "non-diversified" mutual fund, and will invest its assets in a more limited number of issuers than may diversified investment companies. To the extent the Fund focuses on fewer issuers, its risk of loss increases if the market value of a security declines or if an issuer is not able to meet its obligations.

      - Equity Securities. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.

      - Fixed-Income Securities. The Fund may invest in fixed-income securities, which are subject to market risk (the fluctuation of market value in response to changes in interest rates) and to credit risks (the risk that the issuer may become unable or unwilling to make timely payments of principal and interest).

      - High-Yield/Junk Bonds. Securities rated below investment grade ("high-yield bonds" or "junk bonds") lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of such securities held by the Fund may become more volatile.

               SCHRODER EMERGING MARKETS FUND -- INVESTOR SHARES

                                  [BAR CHART]

Annual Return



          -16.53%         79.87%         -33.91%          -6.52%

           1998           1999             2000            2001

                                Calendar Year End



During the periods shown above, the highest quarterly return was 29.54% for the quarter ended June 30, 1999, and the lowest was -24.95% for the quarter ended September 30, 2001.




------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                             ONE          LIFE OF FUND
(FOR PERIODS ENDED DECEMBER 31, 2001)                                    YEAR       (SINCE 10/31/97)
------------------------------------------------------------------------------------------------------
 Schroder Emerging Markets Fund                                         -6.52%           -1.67%
------------------------------------------------------------------------------------------------------
 Morgan Stanley Capital International Emerging Markets Free Index*      -2.37%           -3.65%
------------------------------------------------------------------------------------------------------




* The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged, market capitalization index of companies representative of the market structure of 25 emerging countries in Europe, the Middle East, Africa, Latin America and Asia. The Index reflects actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners. For periods prior to November 30, 1998, returns represent the MSCI EMF Index (ex-Malaysia).



SCHRODER INTERNATIONAL FUND

- INVESTMENT OBJECTIVE. Long-term capital appreciation through investment in securities markets outside the United States.

- PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 65% of its total assets in equity securities of companies domiciled outside of the United States, and will invest in securities of companies domiciled in at least three countries other than the United States. The Fund invests in a variety of equity securities, including common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.

   The Fund normally invests a substantial portion of its assets in countries included in the Morgan Stanley Capital International EAFE Index, which is a market weighted index of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia, and the Far East.

   The Fund invests in issuers that Schroder believes offer the potential for capital growth. In identifying candidates for investment, Schroder considers a variety of factors, including the issuer's likelihood of above average earnings growth, the securities' attractive relative valuation, and whether the issuer has any proprietary advantages. The Fund generally sells securities when they reach fair valuation or when significantly more attractive investment candidates become available.

   The Fund also may do the following:

       - Invest in securities of issuers domiciled or doing business in "emerging market" countries.

       - Invest in securities of closed-end investment companies that invest primarily in foreign securities.

-  PRINCIPAL RISKS.

      - Foreign Securities. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.

      - Equity Securities. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.

      - Geographic Concentration. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country, although the Fund will normally invest in at least three countries other than the United States. To the extent that the Fund invests a substantial amount of its assets in one country, it will be more susceptible to the political and economic developments and market fluctuations in that country than if it invested in a more geographically diversified portfolio.

      - Emerging Markets. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies.

                SCHRODER INTERNATIONAL FUND -- INVESTOR SHARES

                                  [BAR CHART]

Annual Return



  -4.01%  45.72%  -0.27%  11.57%  9.93%  3.34%  13.52%  30.99%  -2.29%  -25.81%

   1992    1993    1994    1995   1996   1997    1998    1999    2000     2001

                                Calendar Year End



During the periods shown above, the highest quarterly return was 21.57% for the quarter ended December 31, 1999, and the lowest was -16.72% for the quarter ended March 31, 2001.




-------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                            ONE          FIVE          TEN
(FOR PERIODS ENDED DECEMBER 31, 2001)                   YEAR         YEARS        YEARS
-------------------------------------------------------------------------------------------
 Schroder International Fund                           -25.81%       2.18%        6.66%
-------------------------------------------------------------------------------------------
 Morgan Stanley Capital International EAFE Index*      -21.32%       0.99%        5.29%
-------------------------------------------------------------------------------------------


* The Morgan Stanley Capital International EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia, and the Far East, and reflects dividends net of non-recoverable withholding tax.

SCHRODER INTERNATIONAL SMALLER COMPANIES FUND

- INVESTMENT OBJECTIVE. Long-term capital appreciation through investment in securities markets outside the United States.



- PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 65% of its total assets in equity securities of smaller companies. (with market capitalizations of $2.2 billion or less measured at the time of investment) domiciled outside the United States. The Fund invests in a variety of equity securities, including common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.



   In selecting investments for the Fund, Schroder considers a number of factors, including the company's potential for long-term growth, financial condition, sensitivity to cyclical factors, the relative value of the company's securities (compared to that of other companies and to the market as a whole), and the extent to which the company's management owns equity in the company. The Fund will invest in securities of issuers domiciled in at least three countries other than the United States, and may, although it does not currently, invest in the securities of issuers domiciled or doing business in emerging market countries. The Fund generally sells securities when they reach fair valuation or when significantly more attractive investment candidates become available.

   The Fund invests in small capitalization companies that Schroder believes offer the potential for capital growth. In doing so, Schroder considers, among other things, an issuer's likelihood of above average earnings growth, the securities' attractive relative valuation, and whether the issuer has any proprietary advantages.

   The Fund also may do the following:

      - Invest in closed-end investment companies that invest primarily in foreign securities.

      - Invest in securities of issuers domiciled or doing business in emerging market countries.

-  PRINCIPAL RISKS.

      - Foreign Securities. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.



      - Small Companies. The Fund invests principally in small companies, which tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.



      - Equity Securities. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.

      - Geographic Concentration. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country, although the Fund will normally invest in at least three countries other than the United States. To the extent that the Fund invests a substantial amount of its assets in one country, it will be more susceptible to the political and economic developments and market fluctuations in that country than if it invested in a more geographically diversified portfolio.

        SCHRODER INTERNATIONAL SMALLER COMPANIES FUND -- INVESTOR SHARES

                                  [BAR CHART]

 Annual Return



        -14.13%      25.98%        90.29%        -2.68%     -22.52%

         1997         1998          1999          2000        2001

                                Calendar Year End



During the periods shown above, the highest quarterly return was 26.32% for the quarter ended December 31, 1999, and the lowest was -20.31% for the quarter ended September 30, 2001.




----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                              ONE           FIVE        LIFE OF FUND
(FOR PERIODS ENDED DECEMBER 31, 2001)                     YEAR          YEARS      (SINCE 11/4/96)
----------------------------------------------------------------------------------------------------
 Schroder International Smaller Companies Fund           -22.52%         9.19%          8.73%
----------------------------------------------------------------------------------------------------
 Salomon Smith Barney Extended Market Index (EPAC)*      -16.38%        -1.31%         -1.41%
----------------------------------------------------------------------------------------------------


* The Salomon Smith Barney Extended Market Index (Europe Pacific Basin Countries) (EMI EPAC) is an unmanaged index representing the portion of the Salomon Smith Barney Broad Market Index related to companies with small index capitalization in approximately 22 European and Pacific Basin countries. The Salomon Smith Barney EMI EPAC represents the smallest companies in each country based on total market capital having in the aggregate 20% of the cumulative available market capital in such country.

SCHRODER MIDCAP VALUE FUND

-  INVESTMENT OBJECTIVE. To seek long-term capital appreciation.



- PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets in equity securities of mid-cap companies, as defined by Schroder. For these purposes, Schroder currently considers mid-cap companies to be those with market capitalizations of between $1 billion and $10 billion measured at the time of investment. The Fund invests in a variety of equity securities, including common and preferred stocks, and warrants to purchase common and preferred stocks.



   Under normal circumstances, the Fund invests primarily in equity securities Schroder believes to be undervalued relative to similar companies, to the equity markets overall, or to their own historical market valuations. In selecting securities for the Fund, Schroder seeks to identify undervalued companies that may possess, among other characteristics, above average financial quality, strong management, and dominance in a niche market or a strong position in a larger market. The Fund will normally invest in no more than 50 companies.

-  PRINCIPAL RISKS.



      - Mid-Cap Companies. The Fund invests principally in mid-cap companies, which tend to be more vulnerable to adverse developments than larger companies (though often less so than small companies). Like small companies (although often to a lesser degree), mid-cap companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the price of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about mid-cap companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

      - Equity Securities. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.

      - Value Securities. A principal strategy of the Fund is to invest in securities of companies Schroder believes to be undervalued. These companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If Schroder's assessment of a company's prospects proves wrong or is not recognized by the market, the price of its securities may decline or may not approach the value that Schroder anticipates.

                 SCHRODER MIDCAP VALUE FUND -- INVESTOR SHARES

                                  [BAR CHART]


Annual Return


               2.19%         8.26%          18.22%         -0.47%

               1998          1999            2000           2001

                                Calendar Year End



During the periods shown above, the highest quarterly return was 24.26% for the quarter ended December 31, 1998, and the lowest was -22.19% for the quarter ended September 30, 1998.




-------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                ONE         LIFE OF FUND
(FOR PERIODS ENDED DECEMBER 31, 2001)       YEAR       (SINCE 8/1/97)
-------------------------------------------------------------------------
Schroder MidCap Value Fund                 -0.47%          7.80%
-------------------------------------------------------------------------
Standard & Poor's Midcap 400 Index*        -0.60%         12.76%
-------------------------------------------------------------------------
Russell Midcap Value Index**                2.33%          7.98%
-------------------------------------------------------------------------




* The Standard & Poor's Midcap 400 Index is a market-value weighted composite index of 400 stocks in the middle capitalization sector of the U.S. equities market.

** The Frank Russell Company produces a series of equity indices. All indices are market cap-weighted and are subsets of the Russell 3000 Index, which is comprised of the 3000 largest U.S. companies and represents approximately 98% of the investible U.S. equity market. In addition to indices that are solely based on market capitalization criteria, Russell also produces indices that segment the market cap indices into growth and value style indices that are based on price-to-book values and forecasted long-term growth values.

   The Russell Midcap Value Index measures the performance of companies in the Russell Midcap Index (the smallest 800 stocks of the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

SCHRODER SMALL CAPITALIZATION VALUE FUND

-  INVESTMENT OBJECTIVE. To seek capital appreciation.



- PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets in equity securities of companies with small market capitalizations, as defined by Schroder. For these purposes, Schroder currently considers small capitalization companies to be those with market capitalizations of less than $2.2 billion measured at the time of investment. The Fund invests in a variety of equity securities, including common and preferred stocks, and warrants to purchase common and preferred stocks.



   Under normal circumstances, the Fund invests primarily in equity securities Schroder believes to be undervalued relative to similar companies, to the equity markets overall, or to their own historical market valuations. In selecting securities for the Fund, Schroder seeks to identify undervalued companies that may possess, among other characteristics, above average financial quality, strong management, and dominance in a niche market or a strong position in a larger market. The Fund will normally invest in no more than 50 companies.

-  PRINCIPAL RISKS.



      - Small Companies. The Fund invests principally in small companies, which tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the price of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.



      - Equity Securities. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.

      - Value Securities. A principal strategy of the Fund is to invest in securities of companies Schroder believes to be undervalued. These companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If Schroder's assessment of a company's prospects proves wrong or is not recognized by the market, the price of its securities may decline or may not approach the value that Schroder anticipates.

          SCHRODER SMALL CAPITALIZATION VALUE FUND -- INVESTOR SHARES


                                  [BAR CHART]


Annual Return



      23.39%      23.91%    32.13%  -6.19%    4.81%    32.90%     0.29%

       1995        1996      1997    1998      1999     2000       2001

                                Calendar Year End



During the periods shown above, the highest quarterly return was 22.24% for the quarter ended June 30, 1999, and the lowest was -19.42% for the quarter ended September 30, 1998.

-----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                   ONE          FIVE        LIFE OF FUND
(FOR PERIODS ENDED DECEMBER 31, 2001)          YEAR         YEARS      (SINCE 2/16/94)
-----------------------------------------------------------------------------------------
Schroder Small Capitalization Value Fund      0.29%       11.61%          12.42%
-----------------------------------------------------------------------------------------
Russell 2000 Index*                           2.49%        7.52%           9.56%
-----------------------------------------------------------------------------------------
Russell 2000 Value Index*                    14.02%       11.21%          12.19%
-----------------------------------------------------------------------------------------


* The Frank Russell Company produces a series of equity indices. All indices are market cap-weighted and are subsets of the Russell 3000 Index, which is comprised of the 3000 largest U.S. companies and represents approximately 98% of the investible U.S. equity market. In addition to indices that are solely based on market capitalization criteria, Russell also produces indices that segment the market cap indices into growth and value style indices that are based on price-to-book values and forecasted growth values.



   The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index.

   The Russell 2000 Value Index measures the performance of those Russell 2000 Index Companies with lower price-to-book ratios and lower forecasted growth values.

SCHRODER ULTRA FUND

Shares of Schroder Ultra Fund are not currently being offered to the public generally, and may be purchased only by existing shareholders and by employees of Schroder and its affiliates.



-  INVESTMENT OBJECTIVE. Long-term capital appreciation.



- PRINCIPAL INVESTMENT STRATEGIES. The Fund typically invests in a diversified portfolio of common stocks that Schroder believes offers the potential for capital appreciation. The Fund pursues an aggressive trading strategy by investing in securities issued by companies in any industry sector or of any size. Schroder currently expects that a substantial portion of the Fund's assets will normally be invested in securities of companies with market capitalizations of $500 million or less (sometimes referred to as "micro cap" companies).

   Schroder seeks to identify securities of companies that it believes offer the potential for capital appreciation, based on novel, superior or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures or new management, or other factors. The Fund may invest in securities of small, unseasoned companies, as well as securities of more established companies.

   The Fund may buy put options on securities or sell securities short if Schroder believes that those securities are likely to decline in value. The Fund may also buy call or put options or buy or sell futures contracts on market indexes if Schroder expects a general increase or decrease in the values of securities within a market sector or of securities generally.



   The Fund has an active trading strategy which may lead to high levels of portfolio turnover and correspondingly higher Fund expenses and tax liability for shareholders.



   The Fund may, at times, hold a substantial portion of its assets in cash, either pending investment or if Schroder believes that market conditions warrant.



   The Fund also may do the following:



      - Purchase securities of a company in the company's initial public offering of securities.

      - Invest in closed-end investment companies and in exchange-traded mutual funds.



-  PRINCIPAL RISKS.

      - Small Companies. The Fund typically invests a substantial portion of its assets in micro cap companies, and is therefore particulary sensitive to the risks associated with small companies. Small companies tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes.

         As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earning potential or assets.

      - Equity Securities. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect U.S. equities markets generally or particular companies in the portfolio.



      - Initial Public Offerings (IPOs). The Fund may purchase securities of companies in initial public offerings of their securities. Such investments are subject generally to the risks described above under "Small Companies." Such securities have no trading history, and information about such companies may be available for very limited periods. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so. The prices of securities sold in initial public offerings can be highly volatile. During certain of the periods covered in the bar chart and table below, the Fund invested in a significant number of IPOs.

      - Derivatives/Short Sales. The Fund is subject to the risks associated with investments in derivative instruments and short sales, including the risk that a derivative instrument or short sale may not work as intended due to unanticipated developments in market conditions or other causes, or that the other party to the transaction will be unable to meet its obligations or that the Fund will be unable to close out the position at a particular time or at an acceptable price. It is also possible that the Fund will incur a loss in connection with a derivative or short-sale transaction because the price of the derivative or the security or index on which it is based does not move in the direction, or in the amounts, anticipated by Schroder.



                    SCHRODER ULTRA FUND -- INVESTOR SHARES+


                                  [BAR CHART]


Annual Return



           63.04%         94.92%           148.29%         73.46%

            1998           1999             2000            2001

                                Calendar Year End



During the periods shown above, the highest quarterly return was 41.63% for the quarter ended March 31, 2000, and the lowest was -2.85% for the quarter ended September 30, 1998.




--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                   ONE          LIFE OF FUND
(FOR PERIODS ENDED DECEMBER 31, 2001)         YEAR        (SINCE 10/15/97)
--------------------------------------------------------------------------------
 Schroder Ultra Fund                         73.46%            89.53%
--------------------------------------------------------------------------------
 Russell 2000 Index*                          2.49%             2.60%
--------------------------------------------------------------------------------


* The Russell 2000 Index is a market capitalization weighted broad based index of 2000 small capitalization U.S. companies.

+ Effective March 1, 2001, the Fund changed its name and certain investment limits under its principal investment strategies. Although the portfolio manager is currently managing the Fund in a manner substantially similar to the way the Fund was managed in prior periods, the performance results shown in the bar chart and table above would not necessarily have been achieved under the Fund's current policies.

SCHRODER U.S. LARGE CAP EQUITY FUND


-  INVESTMENT OBJECTIVE. To seek growth of capital.



- PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests substantially all of its assets in equity securities of large capitalization companies in the United States. Currently, Schroder considers large capitalization companies to be companies with market capitalizations of more than $5 billion measured at the time of investment. The Fund invests in a variety of equity securities including common and preferred stocks and warrants to purchase common and preferred stocks.



   The Fund may invest in companies that Schroder believes offer the potential for capital growth. For example, the Fund may invest in companies whose earnings are believed to be in a relatively strong growth trend, companies with a proprietary advantage, or companies that are in industry segments that are experiencing rapid growth. The Fund also may invest in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. The Fund may invest in relatively less well-known companies that meet any of these characteristics or other characteristics identified by Schroder.

-  PRINCIPAL RISKS.

      - Equity Securities. The principal risks of investing in the Fund include the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect U.S. equities markets generally or particular companies in the portfolio.

            SCHRODER U.S. LARGE CAP EQUITY FUND -- INVESTOR SHARES


                                  [BAR CHART]




15.23%  12.50%  -5.18%  28.03%  21.48%  23.33%  21.48%  30.91%  -5.84%  -16.45%

 1992    1993    1994    1995    1996    1997    1998    1999    2000     2001

                                Calendar Year End



During the periods shown above, the highest quarterly return was 26.48% for the quarter ended December 31, 1998, and the lowest was -15.95% for the quarter ended September 30, 2001.




-----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS               ONE          FIVE          TEN
(FOR PERIODS ENDED DECEMBER 31, 2001)      YEAR         YEARS        YEARS
-----------------------------------------------------------------------------
Schroder U.S. Large Cap Equity Fund      -16.45%        9.14%        11.47%
-----------------------------------------------------------------------------
Standard & Poor's 500 Index*             -11.88%       10.70%        12.93%
-----------------------------------------------------------------------------


* The Standard & Poor's 500 Index is a market value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

SCHRODER U.S. SMALLER COMPANIES FUND

-  INVESTMENT OBJECTIVE. To seek capital appreciation.



- PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 65% of its total assets in equity securities of companies in the United States that have market capitalizations of $2.2 billion or less measured at the time of investment. The Fund also may invest in equity securities of larger companies and in debt securities, if Schroder believes such investments are consistent with the Fund's investment objective.

   Schroder seeks to identify securities of companies that it believes offer the potential for capital appreciation, based on novel, superior or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures or new management, or other factors.



-  PRINCIPAL RISKS.

      - Small Companies. The Fund invests primarily in small companies, which tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers' earnings potential or assets.

      - Equity Securities. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect U.S. equities markets generally or particular companies in the portfolio.

            SCHRODER U.S. SMALLER COMPANIES FUND -- INVESTOR SHARES

                                  [BAR CHART]

Annual Return


   4.45%    49.08%    22.29%    26.86%   -9.23%    31.22%   13.10%    11.56%

   1994      1995      1996      1997     1998      1999     2000      2001

                                Calendar Year End



During the periods shown above, the highest quarterly return was 18.60% for the quarter ended June 30, 1997, and the lowest was -23.27% for the quarter ended September 30, 1998.


------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                ONE          FIVE        LIFE OF FUND
(FOR PERIODS ENDED DECEMBER 31, 2001)       YEAR         YEARS      (SINCE 8/6/93)
------------------------------------------------------------------------------------
Schroder U.S. Smaller Companies Fund       11.56%       13.78%          18.18%
------------------------------------------------------------------------------------
Russell 2000 Index*                         2.49%        7.52%          10.45%
------------------------------------------------------------------------------------

* The Russell 2000 Index is a market capitalization weighted broad based index of 2000 small capitalization U.S. companies.

FEES AND EXPENSES

THESE TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD INVESTOR SHARES OF THE FUNDS.

SHAREHOLDER FEES (paid directly from your investment):

        Maximum Sales Load Imposed on Purchases ....................    None
        Maximum Deferred Sales Load ................................    None
        Maximum Sales Load Imposed on Reinvested Dividends .........    None
        Redemption Fee:
           Schroder International Fund .............................    2.00%(1)
           All Other Funds .........................................    None
        Exchange Fee ...............................................    None

(1) Shares of Schroder International Fund held for three months or less are subject to a redemption fee of 2.00%. The fee applies only to shares of the Fund purchased on or after November 1, 2000.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets):

                                                          SCHRODER
                         SCHRODER                      INTERNATIONAL
                         EMERGING         SCHRODER        SMALLER
                          MARKETS      INTERNATIONAL     COMPANIES
                           FUND             FUND            FUND
                           ----             ----            ----
 Management
  Fees(1) ..........         1.25%           0.73%           1.10%
 Distribution
  (12b-1) Fees .....        None             None            None
 Other
  Expenses(1) ......         1.13            0.68            1.09
                         --------         -------         -------
 Total Annual
  Fund
  Operating
  Expenses .........         2.38            1.41            2.19
 Fee Waiver and/
  or Expense
  Limitation .......        (0.68)(2)       (0.16)(2)       (0.69)(2)
                         --------         -------         -------
 Net Expenses ......         1.70(2)         1.25(2)         1.50(2)

                                          SCHRODER                  SCHRODER
                         SCHRODER           SMALL                  U.S. LARGE     SHRODER
                          MIDCAP       CAPITALIZATION   SCHRODER       CAP      U.S. SMALLER
                           VALUE            VALUE         ULTRA      EQUITY      COMPANIES
                           FUND             FUND          FUND        FUND          FUND
                           ----             ----          ----        ----          ----
 Management
  Fees(1) ..........         0.90%            0.95%         1.50%       0.75%        0.75%
 Distribution
  (12b-1) Fees .....         None             None          None        None         None
 Other
  Expenses(1) ......         2.53             0.71          0.53        1.01         1.08
                         --------          -------         -----       -----        -----
 Total Annual
  Fund
  Operating
  Expenses .........         3.43             1.66          2.03        1.76         1.83
 Fee Waiver and/
  or Expense
  Limitation .......        (2.08)(2)          N/A           N/A         N/A          N/A
                         --------          -------         -----       -----        -----
 Net Expenses ......         1.35(2)          1.66          2.03        1.76         1.83



(1) Management Fee for each Fund include all fees payable to Schroder and its affiliates for investment advisory and fund administration services. The Funds also pay administrative or sub-administrative fees directly to SEI Investments Mutual Funds Services, and those fees are included under "Other Expenses".

(2) The Net Expenses shown for the noted Funds reflect the effect of contractually imposed expense limitations and/or fee waivers, in effect through October 31, 2002, on the Total Annual Fund Operating Expenses of the Funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.



The Example assumes that you invest $10,000 in Investor Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses for each year are the same as the Fund's Total Annual Fund Operating Expenses shown on the previous page (except, in the first year, the operating expenses are the same as the Fund's Net Expenses shown on the previous page). Your actual costs may be higher or lower. Based on these assumptions, your costs would be:





                                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                    ------     -------     -------     --------
Schroder Emerging Markets Fund*                      $174        $685      $1,221      $2,688
Schroder International Fund*                         $128        $433      $  760      $1,686
Schroder International Smaller Companies Fund*       $154        $625      $1,122      $2,490
Schroder MidCap Value Fund*                          $138        $872      $1,628      $3,619
Schroder Small Capitalization Value Fund             $170        $527      $  909      $1,978
Schroder Ultra Fund                                  $208        $643      $1,103      $2,376
Schroder U.S. Large Cap Equity Fund                  $180        $559      $  962      $2,087
Schroder U.S. Smaller Companies Fund                 $188        $581      $  998      $2,163




* Assuming for all periods that the operating expenses of the following Funds remain the same as Net Expenses set forth on the previous page, based on the other assumptions described above, your costs would be as follows for 1 year, 3 years, 5 years, and 10 years, respectively:

   Schroder Emerging Markets Fund -- $174, $540, $930, and $2,021. Schroder International Fund -- $128, $399, $690, and $1,518.
   Schroder International Smaller Companies Fund -- $154, $477, $824, and
   $1,801.
   Schroder MidCap Value Fund -- $138, $430, $744, and $1,632.

OTHER INVESTMENT STRATEGIES AND RISKS

A Fund may not achieve its objective in all circumstances. The following provides more detail about the Funds' principal risks and the circumstances which could adversely affect the value of a Fund's shares or its total return or yield. It is possible to lose money by investing in the Funds.

RISKS OF INVESTING IN THE FUNDS



      - Foreign Securities and Currencies. Except as otherwise noted in this Prospectus, there is no limit on the amount of a Fund's assets that may be invested in foreign securities. Schroder International, Schroder Emerging Markets, and Schroder International Smaller Companies Funds invest substantial portions of their assets in foreign securities. Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of a Fund's investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments.



         In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. If a foreign governmental entity defaults on its obligations on the securities, a Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries.

         If a Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution. Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund's assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of a Fund's income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund's income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if a Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. A Fund may, but is not required to, buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

         Special tax considerations apply to foreign securities. In determining whether to invest a Fund's assets in debt securities of foreign issuers, Schroder considers the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income and/or gains received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by a Fund will reduce its income available for distribution to shareholders. In certain circumstances, a Fund may be able to pass through to shareholders credits for foreign taxes paid.



        Emerging Market Securities. Schroder Emerging Markets Fund will invest principally in "emerging markets" securities, and Schroder International and Schroder International Smaller Companies Funds may invest in these securities.

         Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which a Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. Schroder Emerging Markets Fund may also invest a substantial portion of its assets in securities traded in the over-the-counter markets in emerging market countries and not on any exchange, which may affect the liquidity of such investments and expose the Fund to the credit risk of its counterparties in trading those investments.

         Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

      - Fixed-Income Securities. To varying extents, all of the Funds may invest in fixed-income securities. Fixed-income securities are subject to the risk of fluctuation of market value in response to changes in interest rates and the risk that the issuer may default on the timely payment of principal and interest.

         Market (Interest Rate) Risk. Market risk associated with an investment by a Fund in fixed-income securities relates to the possibility that interest rates will rise or fall in ways not anticipated by Schroder. Changes in the market values of fixed-income securities are largely an inverse function of changes in the current level of interest rates. During periods of falling interest rates, the values of fixed-income securities generally rise. During periods of rising interest rates, the values of fixed-income securities generally decline. Fluctuations in the market value of a Fund's fixed-income securities generally will not affect interest income on securities already held by the Fund, but will be reflected in the Fund's net asset value.

         Credit Risk. Credit risk associated with fixed income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. Fixed-income securities held by a Fund are subject to some degree of risk that the issuers of the securities will have their credit ratings downgraded or will default. Nearly all fixed-income securities are subject to some credit risk, whether the issuers of the securities are corporations, states, local governments, or foreign governments. Even certain U.S. Government securities are subject to credit risk. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although Schroder will monitor the investment to determine whether keeping the security will help to achieve the Fund's investment objective.

      - High-Yield/Junk Bonds. To varying extents, all of the Funds, with the exception of Schroder Small Capitalization Value Fund and Schroder MidCap Value Fund, may invest in securities rated below investment grade, which are lower-quality, high-yielding debt securities rated below Baa or BBB by Moody's Investors Service, Inc. or Standard & Poor's Rating Services (or, if they are unrated, determined by Schroder to be of comparable quality). See the Statements of Additional Information for the Funds for further descriptions of securities ratings assigned by Moody's and Standard and Poor's. Lower-rated securities lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The lower ratings of such securities reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. This would likely make the values of lower-rated securities held by a Fund more volatile than those of higher-rated securities, and could limit a Fund's ability to liquidate its securities.



      - Derivative Instruments. To the extent permitted by a Fund's investment policies as set forth in this Prospectus or in the Funds' Statements of Additional Information, a Fund may buy or sell a variety of "derivative" instruments (for example, options, futures, or indices) in order to gain exposure to particular securities or markets, in connection with hedging transactions, and to increase total return. A Fund's use of derivative instruments involves the risk that such instruments may not work as intended due to unanticipated developments in market conditions or other causes. Derivatives often involve the risk that the other party to the transaction will be unable to close out the position at any particular time or at an acceptable price. When a Fund uses certain types of derivative instruments for investment purposes, it could lose more than the original cost of the investment and its potential loss could be unlimited. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial.



      - Short Sales. All of the Funds, with the exception of Schroder U.S. Large Cap Equity Fund, may sell securities short. Schroder Emerging Markets Fund may only engage in short sales if that Fund owns, or has the right to obtain, securities equivalent in kind and amount to any securities sold short (short sales "against the box"). A Fund may sell a security short and borrow the same security from a broker or other institution to complete the sale when Schroder anticipates that the price of the security will decline. A Fund may make a profit or incur a loss depending on whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security or "close" the short position. Short positions will result in a loss if the market price of the security in question increases between the date when a Fund enters into the short position and the date when the Fund closes the short position. Such a loss could theoretically be unlimited in a case where a Fund is unable, for whatever reason, to close out its short position. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

      - U.S. Government Securities. U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.




      - Risks of Smaller Capitalization Companies. Each of the Funds and, in particular, Schroder Emerging Markets, Schroder International Smaller Companies, Schroder U.S. Smaller Companies, Schroder Ultra, Schroder Small Capitalization Value, and Schroder MidCap Value Funds, may invest in companies that are smaller and less well-known than larger, more widely held companies. Micro, small, and mid-cap companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Funds may have difficulty establishing or closing out their securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

      - Initial Public Offerings. Each of the Funds may also purchase securities of companies in initial public offerings (IPOs), which frequently are smaller companies. Such securities have no trading history, and information about these companies may be available for very limited periods. The prices of securities sold in IPOs also can be highly volatile. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so.



OTHER INVESTMENT STRATEGIES AND TECHNIQUES


In addition to the principal investment strategies described in the Summary Information section above, the Funds may at times, but are not required to, use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that Schroder might use in managing the Funds. As in any mutual fund, investors must rely on the professional investment judgment and skill of the Fund's adviser.

      - Foreign Currency Exchange Transactions. Changes in currency exchange rates will affect the U.S. dollar value of Fund assets, including securities denominated in foreign currencies. Exchange rates between the U.S. dollar and other currencies fluctuate in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other political, economic, and financial conditions, which may be difficult to predict. A Fund may engage in currency exchange transactions to protect against unfavorable fluctuations in exchange rates.

         In particular, a Fund may enter into foreign currency exchange transactions to protect against a change in exchange rates that may occur between the date on which the Fund contracts to trade a security and the settlement date ("transaction hedging") or in anticipation of placing a trade ("anticipatory hedging"); to "lock in" the U.S. dollar value of interest and dividends to be paid in a foreign currency; or to hedge against the possibility that a foreign currency in which portfolio securities are denominated or quoted may suffer a decline against the U.S. dollar ("position hedging").

         From time to time, a Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times involve currencies in which its portfolio securities are not then denominated ("cross hedging"). A Fund may also engage in "proxy" hedging, whereby the Fund would seek to hedge the value of portfolio holdings denominated in one currency by entering into an exchange contract on a second currency, the valuation of which Schroder believes correlates to the value of the first currency.

         The Funds may buy or sell currencies in "spot" or forward transactions. "Spot" transactions are executed contemporaneously on a cash basis at the then-prevailing market rate. A forward currency contract is an obligation to purchase or sell a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties) at a price set at the time of the contract. Forward contracts do not eliminate fluctuations in the underlying prices of securities and expose the Fund to the risk that the counterparty is unable to perform.

         A Fund incurs foreign exchange expenses in converting assets from one currency to another. Although there is no limit on the amount of any Fund's assets that may be invested in foreign currency exchange and foreign currency forward contracts, each Fund may enter into such transactions only to the extent necessary to effect the hedging transactions described above. Suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will utilize hedging transactions at any time.

      - Securities Loans and Repurchase Agreements. To the extent permitted by a Fund's investment policies as set forth in the Statements of Additional Information, the Funds may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

      - When-Issued, Delayed Delivery, and Forward Commitment Transactions. Each Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.



      - Investment in Other Investment Companies. Each Fund may invest in other investment companies or pooled vehicles, including closed-end funds, that are advised by Schroder or its affiliates or by unaffiliated parties, to the extent permitted by applicable law. When investing in another investment company, a Fund may pay a premium above such investment company's net asset value per share. As a shareholder in an investment company, a Fund would bear its ratable share of the investment company's expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses.



      - Changes In Investment Objectives and Policies. The investment objective of each of Schroder International Fund, Schroder Emerging Markets Fund, Schroder International Smaller Companies

         Fund, Schroder U.S. Large Cap Equity Fund, Schroder U.S. Smaller Companies Fund, and Schroder Ultra Fund may not be changed without shareholder approval. The investment policies of each of those Funds may, unless otherwise specifically stated, be changed by the Trustees of Schroder Capital Funds (Delaware) without a vote of the shareholders. The investment objectives and policies of Schroder Small Capitalization Value Fund and Schroder MidCap Value Fund may, unless otherwise specifically stated, be changed by the Trustees of Schroder Series Trust without a vote of the shareholders.



      - Percentage Investment Limitations. Unless otherwise noted, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. An investment by a Fund would not be considered to violate these limitations unless an excess or deficiency were to occur or exist immediately after and as a result of an investment.



      - Portfolio Turnover. The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements. A change in the securities held by a Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may increase the amount of capital gains (and, in particular, short-term gains) realized by the Funds, on which shareholders may pay tax. Several of the Funds have experienced relatively high portfolio turnover rates. In particular, Schroder Ultra Fund utilizes particularly active trading strategies and will likely have relatively high portfolio turnover rates (during the fiscal years ended October 31, 2000 and October 31, 2001, the Fund had portfolio turnover rates of 725% and 619%. respectively). Schroder expects to continue to use active strategies for Schroder Ultra Fund in future periods. Consult your tax advisor regarding the tax effect of a Fund's portfolio turnover rate on your investment.



      - Temporary Defensive Strategies. At times, Schroder may judge that conditions in the securities markets make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, Schroder may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of a Fund's assets. In implementing these "defensive" strategies, the Fund would invest in high-quality fixed income securities, cash, or money market instruments to any extent Schroder considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund will use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

      - Other Investments. The Funds may also invest in other types of securities and utilize a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statements of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional techniques and strategies that may be used by the Funds.

MANAGEMENT OF THE FUNDS

Each Trust is governed by a Board of Trustees, which has retained Schroder to manage the investments of each Fund. Subject to the control of the Trustees, Schroder also manages the Funds' other affairs and business.



Schroder (itself and its predecessors) has been an investment manager since 1962, and currently serves as investment adviser to the Funds, other mutual funds, and a broad range of institutional investors. Schroder's ultimate parent, Schroders plc, and its affiliates currently engage in the asset management business, and as of June 30, 2001, had in the aggregate assets under management of approximately $172 billion.

      - INVESTMENT ADVISORY FEES. For the fiscal year ended October 31, 2001, Schroder Emerging Markets Fund, Schroder International Fund, Schroder International Smaller Companies Fund, Schroder U.S. Large Cap Equity Fund, Schroder U.S. Smaller Companies Fund, Schroder Ultra Fund, and Schroder Small Capitalization Value Fund paid investment advisory fees to Schroder at the annual rate of 0.32%, 0.08%, 0.16%, 0.49%, 0.16%,
         1.22% and 0.95%, respectively, of each Fund's average daily net assets. Schroder MidCap Value Fund paid no investment advisory fees during the period, reflecting expense limitations in effect during the period.

         The rate of advisory fees indicated above as paid by each Fund, other than Schroder Small Capitalization Value Fund, reflects expense limitations and/or fee waivers in place for the fiscal year ended October 31, 2001. Schroder observed advisory fee waivers and/or expense limitations for Schroder Ultra Fund, Schroder U.S. Large Cap Equity Fund and Schroder U.S. Smaller Companies Fund for the fiscal year ended October 31, 2001, but will not do so for the 2002 fiscal year.



      - INVESTMENT ADVISORY FEE BREAKPOINTS. The following Funds have breakpoints included in their contractual advisory fee schedules. The contractual annual fee rate for each of Schroder U.S. Smaller Companies Fund and Schroder International Fund is 0.50% of the Fund's average daily net assets up to $100 million, 0.40% of the next $150 million of such assets, and 0.35% of such assets in excess of $250 million; and for Schroder U.S. Large Cap Equity Fund is 0.75% of the Fund's average daily net assets up to $100 million, and 0.50% of such assets in excess of $100 million.



      - EXPENSE LIMITATIONS AND WAIVERS. In order to limit the following Funds' expenses, Schroder is contractually obligated to reduce its compensation (and, if necessary, to pay certain other Fund expenses) until October 31, 2002 to the extent that each Fund's total operating expenses attributable to its Investor Shares exceed the following annual rates (based on the average daily net assets of each Fund taken separately): Schroder International Fund -- 1.25%; Schroder Emerging Markets Fund -- 1.70%; Schroder International Smaller Companies Fund -- 1.50%; Schroder Small Capitalization Value Fund -- 1.70%; and Schroder MidCap Value Fund -- 1.35%. Schroder has contractually agreed that the advisory fees paid to it by Schroder International Fund through October 31, 2002 will be limited to 0.45% of the Fund's average daily net assets.



      - PORTFOLIO MANAGERS. Schroder's investment decisions for each of the Funds are generally made by an investment manager or an investment team, with the assistance of an investment committee; all investment decisions for Schroder U.S. Large Cap Equity Fund, Schroder International Smaller Companies Fund and Schroder Emerging Markets Fund are made by investment committees for each asset class. Schroder's emerging markets investment committee consists of investment professionals with specific geographic or regional expertise; as well as members responsible for economic analysis and asset allocation, investment strategy and global stock and sector selection. Schroder's international small cap investment committee consists of investment professionals with specific geographic or regional expertise, as well as members responsible for asset allocation and investment strategy. The following portfolio managers have had primary responsibility for making investment decisions for the noted Funds since the years shown below. Their recent professional experience is also shown.



           FUND             PORTFOLIO MANAGER        SINCE            RECENT PROFESSIONAL EXPERIENCE
           ----             -----------------        -----            ------------------------------
 Schroder International   Michael Perelstein   1997                 Employed as an investment Fund
 Fund                                                               professional at Schroder since 1997.
                                                                    Mr. Perelstein is also Vice President
                                                                    of Schroder Capital Funds
                                                                    (Delaware), and Senior Investment
                                                                    Officer of Schroder.

 Schroder MidCap Value    Nancy B. Tooke       Inception (1997)     Employed as an investment Fund
 Fund                                                               professional at Schroder and its
                                                                    predecessors since 1989. Ms. Tooke
                                                                    is an Executive Vice President of
                                                                    Schroder.

 Schroder Small           Nancy B. Tooke       Inception (1994)     See above.
 Capitalization
 Value Fund
 Schroder Ultra Fund      Ira L. Unschuld      Inception (1997)     Employed as an investment
                                                                    professional at Schroder since 1990.
                                                                    Mr. Unschuld is a Vice President of
                                                                    Schroder Capital Funds (Delaware)
                                                                    and an Executive Vice President of
                                                                    Schroder.

 Schroder U.S. Smaller    Ira L. Unschuld      1997 (sole manager   See above.
 Companies Fund                                since 1998)


HOW THE FUNDS' SHARES ARE PRICED

Each Fund calculates the net asset value of its Investor Shares by dividing the total value of its assets attributable to its Investor Shares, less its liabilities attributable to those shares, by the number of Investor Shares outstanding. Shares are valued as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) each day the Exchange is open. The Trust expects that days, other than weekend days, that the Exchange will not be open are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds value their portfolio securities for which market quotations are readily available at market value. Options on indices or exchange-traded fund (ETF) shares shall be valued at the closing mid-market price. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. The Funds value securities and assets for which market values are not ascertainable at their fair values as determined in accordance with procedures adopted by the Board of Trustees. All assets and liabilities of a Fund denominated in foreign currencies are translated into U.S. dollars based on the mid-market price of such currencies against the U.S. dollar at the time when last quoted. Because certain of the securities in which the Funds may invest may trade on days when the Funds do not price their Investor Shares, the net asset value of a Fund's Investor Shares may change on days when shareholders will not be able to purchase or redeem their Investor Shares.

HOW TO BUY SHARES

Through Schroder Fund Advisors Inc., the distributor of the Trusts' shares, each Trust sells Investor Shares of its Funds at their net asset value without any sales charges or loads, so that the full amount of your purchase payment is invested in the Fund you select.

You may purchase shares of each Fund by completing the Account Application included with this Prospectus, and sending payment by check or wire as described below. Additional Account Applications may be obtained from the Funds' transfer agent, Boston Financial Data Services, Inc. (the "Transfer Agent" or "BFDS"), at the addresses listed under "Purchases by Check", or by calling (800) 464-3108 between 8:00 a.m. and 6 p.m. (Eastern Time). Acceptance of your order may be delayed pending receipt of additional documentation, such as copies of corporate resolutions and instruments of authority, from corporations, administrators, executors, personal representatives, directors, or custodians.



Investor Shares of each of the Funds are sold at their net asset value next determined after the applicable Trust receives your order. In order for you to receive the Fund's next determined net asset value, a Trust must receive your order before the close of trading on the New York Stock Exchange.



INVESTMENT MINIMUMS

The minimum investments for initial and additional purchases of Investor Shares of each Fund are as follows:


                                        INITIAL    ADDITIONAL
                                      INVESTMENT   INVESTMENTS
                                      ----------   -----------
  Regular Accounts                      $10,000      $1,000
  Traditional and Roth IRAs             $ 3,000      $  250


A Trust may, in its sole discretion, accept smaller initial or subsequent investments. None of the Funds issues share certificates.

Each Trust is authorized to reject any purchase order and to suspend the offering of its shares for any period of time. Each Trust may also change any investment minimum from time to time.

PURCHASES BY CHECK

You may purchase shares of a Fund by mailing a check (in U.S. dollars) payable to the Fund that you wish to purchase, or, if you wish to purchase shares of multiple Funds, make your check payable to Schroder Mutual Funds. If you are purchasing shares of multiple funds, your check should be accompanied by written instructions as to how the check amount should be allocated among the Funds whose shares you are purchasing. Third-party checks will not be accepted.

For initial purchases, your check must be accompanied by a completed Account Application in proper form. You should direct your check and your completed Account Application as follows:

     REGULAR MAIL              OVERNIGHT OR EXPRESS MAIL
     ------------              --------------------------
     Schroder Mutual Funds     Boston Financial Data Services, Inc.
     P.O. Box 8057             Attn: Schroder Mutual Funds
     Boston, MA 02266          66 Brooks Drive
                               Braintree, MA 02184



Your payments should clearly indicate the shareholder's name and account number, if applicable.

PURCHASES BY BANK WIRE

If you make your initial investment by wire, your order must be preceded by a completed Account Application. Upon receipt of the Application, BFDS will assign you an account number. Wire orders received prior to the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading will be processed at the net asset value next determined as of the end of that day. Wire orders received after that time will be processed at the net asset value next determined thereafter.

Please call BFDS at (800) 464-3108 to give notice that you will be sending funds by wire, and obtain a wire reference number. Instruct your bank to wire funds with the assigned reference number as follows:

          State Street Bank and Trust Company
          225 Franklin Street
          Boston, MA 02110
          ABA No.: 011000028
          Attn: Schroder Mutual Funds
          DDA No.: 9904-650-0
          FBO: Account Registration
          A/C: Mutual Fund Account Number
               Name of Fund

Your purchase will not be processed until the wired funds have been received.

AUTOMATIC PURCHASES

You can make regular investments of $100 or more per month or quarter in shares of a Fund through automatic deductions from your bank account. Please complete the appropriate section of the Account Application if you would like to utilize this option. For more information, please call (800) 464-3108.



BROKERS AND OTHER FINANCIAL INSTITUTIONS

As stated above, you may also buy, redeem and exchange Investor Shares of the Funds through an authorized broker or other financial institution that has an agreement with Schroder or Schroder Fund Advisors Inc. The purchase, redemption and exchange policies and fees charged such brokers and other institutions may be different than those of the Funds. For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different investment minimums or limitations on buying, exchanging or redeeming Investor Shares. Please consult a representative of your financial institution for further information.

Certain brokers may accept purchase and redemption orders for Investor Shares of the Funds. Such brokers may designate other intermediaries to accept purchase and redemption orders on behalf of the Funds. For purposes of pricing, a Fund may be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders would be priced at the Fund's net asset value next determined after they are accepted by the broker or authorized designee.

Investors may be charged a fee when effecting transactions through a broker or other agent in addition to any fees charged by the Funds.

OTHER PURCHASE INFORMATION


Shares of each Fund may be purchased for cash or in exchange for securities held by the investor, subject to the determination by Schroder that the securities are acceptable. Investors interested in purchases through exchange should telephone (800) 464-3108.

Schroder Fund Advisors Inc., Schroder, or their affiliates may, at their own expense and out of their own assets, provide compensation to dealers or other intermediaries in connection with sales of Fund shares or shareholder servicing. In some instances, this compensation may be made available only to certain dealers or other intermediaries who have sold or are expected to sell significant amounts of shares of the Trusts. If you purchase or sell shares through an intermediary, the intermediary may charge a separate fee for its services. Consult your intermediary for information.

If correspondence to the shareholder's address of record is returned then, unless the Transfer Agent determines the shareholder's new address, dividends and other distributions that have been returned to the Transfer Agent will be reinvested in the applicable Fund(s), and the checks will be canceled.



HOW TO SELL SHARES


TIMING


You may sell your Investor Shares back to a Fund on any day the New York Stock Exchange is open by sending a letter of instruction or stock power form to Schroder Mutual Funds, or by calling BFDS at (800) 464-3108. The price you will receive is the net asset value next determined after receipt of your redemption request in good order, except that shareholders of Schroder International Fund may have a redemption fee deducted from that amount as described below. A redemption request is in good order if it includes the exact name in which the shares are registered, the investor's account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, if it is signed in accordance with the account registration. If you hold your shares in certificate form, you must submit the certificates and sign the assignment form on the back of the certificates. Shares for which certificates have been issued may not be redeemed by telephone. Signatures must be guaranteed by a bank, broker-dealer, or certain other financial institutions. You may redeem your shares by telephone only if you elected the telephone redemption privilege option on your Account Application or otherwise in writing. Unless otherwise agreed, the telephone redemption privilege may only be exercised to redeem shares worth $1,000 or more and not more than $25,000. Additional documentation may be required from shareholders that are corporations, partnerships, agents, fiduciaries, or surviving joint owners, or those acting through powers of attorney or similar delegation.

You will be paid for your redemptions as promptly as possible and in any event within seven days after the request for redemption is received in good order. Payment for shares is generally sent on the business day after a request is received. Under unusual circumstances, a Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law. If you paid for your shares by check, you will not be sent redemption proceeds until the check you used to pay for the shares has cleared, which may take up to 15 calendar days from the purchase date.



INVOLUNTARY REDEMPTIONS


With regard to shares of Schroder International Fund, Schroder Emerging Markets Fund, Schroder International Smaller Companies Fund, Schroder U.S. Large Cap Equity Fund, Schroder U.S. Smaller Companies Fund, or Schroder Ultra Fund, if, because of your redemptions, your account balance for any of these Funds falls below a minimum amount set by the Trustees (presently $2,000), Schroder Capital Funds (Delaware) may choose to redeem your shares in that Fund and pay you for them. With regard to shares of Schroder Small Capitalization Value Fund and Schroder MidCap Value Fund, if, because of your redemptions, you own fewer shares than a minimum amount (presently 50 shares) of any of these Funds, Schroder Series Trust may choose to redeem your shares in that Fund and pay you for them. You will receive at least 30 days written notice before a Trust redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The applicable Trust may also redeem shares if you own shares of any Fund above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

SUSPENSION

A Trust may suspend the right of redemption during any period when: (1) trading on the New York Stock Exchange is restricted or the Exchange is closed; (2) the Securities and Exchange Commission ("SEC") has by order permitted such suspension; or (3) an emergency (as defined by rules of the SEC) exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.

REDEMPTIONS IN KIND

Each Trust has agreed to redeem shares of its Funds solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, each Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the applicable Fund in lieu of cash. The Trusts do not expect to redeem shares in kind under normal circumstances. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

GENERAL

If you request that your redemption proceeds be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each such signature by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. Please contact the Transfer Agent for more details at (800) 464-3108. Corporations, fiduciaries, and other types of shareholders may be required to supply additional documents which support their authority to effect a redemption. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Transfer Agent will follow reasonable procedures to confirm that telephone instructions are genuine. The Transfer Agent and the applicable Trust generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests, but the applicable party or parties may be liable if they do not follow these procedures.

REDEMPTION FEE -- SCHRODER INTERNATIONAL FUND

Schroder International Fund imposes a 2.00% redemption fee on shares redeemed (including in connection with an exchange) three months or less from their date of purchase. The fee is not a sales charge (load); it is paid directly to the Fund. The redemption fee applies only to Fund shares purchased on or after November 1, 2000. To the extent that the redemption fee applies, the price you will receive when you redeem your shares of the Fund is the net asset value next determined after receipt of your redemption request in good order, minus the redemption fee. The redemption fee is applied only against the portion of your redemption proceeds that represents the lower of (i) the initial cost of the shares redeemed and (ii) the net asset value of the shares at the time of redemption, so that you will not pay a fee on amounts attributable to capital appreciation of your shares. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund.

For purposes of computing the redemption fee, redemptions by a shareholder to which the fee applies will be deemed to have been made in the following order:
(i) from shares of the Fund acquired prior to November 1, 2000; (ii) from shares of the Fund purchased through the reinvestment of dividends and distributions paid by the Fund; and (iii) from all other shares of the Fund, on a first-purchased, first-redeemed basis. Only shares described in clause (iii) above that are redeemed three months or less from their date of purchase will be subject to the redemption fee.

EXCHANGES

You can exchange your shares of the Fund for shares of most other funds in the Schroder family of funds at any time at their respective net asset values, except that exchanges of shares of Schroder International Fund into another Fund may be subject to a redemption fee as described above (such that the exchange would be made at net asset value minus any redemption fee). The exchange would be treated as a sale of your shares and any gain on the exchange may be subject to tax. For a listing of the Schroder funds available for exchange and to exchange shares, please call (800) 464-3108. In order to exchange shares by telephone, you must complete the appropriate section of the Account Application. Each Trust reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any such change or suspension. Because excessive trading can hurt Fund performance, operations and shareholders, each Trust may also limit the amount or number of exchanges or reject any exchange if the applicable Fund or Schroder believes that the investor in question is engaged in "market timing activities", or similar activities that may be harmful to the Fund or its shareholders.

DIVIDENDS AND DISTRIBUTIONS


Each Fund distributes any net investment income and any net realized capital gain at least annually. For each of the Funds, distributions from net capital gain are made after applying any available capital loss carryovers.



YOU CAN CHOSE FROM FOUR DISTRIBUTION OPTIONS:

      -  Reinvest all distributions in additional Investor Shares of your Fund;

      - Receive distributions from net investment income in cash while reinvesting capital gain distributions in additional Investor Shares of your Fund;

      - Receive distributions from net investment income in additional Investor Shares of your Fund while receiving capital gain distributions in cash; or

      -  Receive all distributions in cash.

You can change your distribution option by notifying the Transfer Agent in writing. If you do not select an option when you open your account, all distributions by a Fund will be reinvested in Investor Shares of that Fund. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the period in which the reinvestment occurs.

TAXES

TAXES ON DIVIDENDS AND DISTRIBUTIONS. For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long your Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before you invested (which income or gains were thus included in the price you paid for your shares). Distributions of gains from investments that a Fund owned for more than 12 months will be taxable as long-term capital gains. Distributions of gains from investments that the Fund owned for 12 months or less will be taxable as ordinary income. Distributions are taxable whether you received them in cash or reinvested them in additional shares of the Funds.

TAXES WHEN YOU SELL, REDEEM OR EXCHANGE YOUR SHARES. Any gain resulting from a redemption, sale or exchange (including an exchange for shares of another Fund) of your shares in the Funds will also generally be subject to federal income tax at either short-term or long-term capital gain rates depending on how long you have owned your shares.



FOREIGN TAXES. Foreign governments may impose taxes on a Fund and its investments, which generally would reduce the Fund's income. However, an offsetting tax credit or deduction may be available to shareholders. Each Fund, provided that it is eligible to do so, intends to elect to permit its shareholders to take a credit (or a deduction) for the Fund's share of foreign income taxes paid by the Fund. If the Fund does make such an election, its shareholders would include as gross income in their U.S. federal income tax returns not only (1) distributions received from the Fund but also
(2) the amount that the Fund advises is their pro rata portion of foreign income taxes paid with respect to or withheld from dividends and interest paid to the Fund from its foreign investments. Shareholders then would be entitled, subject to certain limitations (including, with respect to a foreign tax credit, a holding period requirement), to take a foreign tax credit against their U.S. federal income tax liability for the amount of such foreign taxes or else to deduct such foreign taxes as an itemized deduction from gross income.



CONSULT YOUR TAX ADVISOR ABOUT OTHER POSSIBLE TAX CONSEQUENCES. This is a summary of certain federal income tax consequences of investing in a Fund. You should consult your tax advisor for more information on your own tax situation, including possible other federal, state, local and foreign tax consequences of investing in the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each of the Funds for the past 5 years or since the Fund commenced operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns represent the total return for an investment in Investor Shares of a Fund, assuming reinvestment of all dividends and distributions.



For all periods through the fiscal year ended October 31, 1999, the financial highlights presented below for Schroder Small Capitalization Value Fund and Schroder MidCap Value Fund were audited by Arthur Andersen LLP, the former independent accountants to those Funds. For all other periods and for each of the Funds not named in the previous sentence, the financial highlights have been audited by PricewaterhouseCoopers LLP, independent accountants to the Funds. The audited financial statements for the Funds and the related independent accountants' reports are contained in the applicable Trust's Annual Report and are incorporated by reference into that Trust's Statement of Additional Information. Copies of the Annual Reports may be obtained without charge by writing the applicable Trust at P.O. Box 8507, Boston, Massachusetts 02266 (regular mail) or at 66 Brooks Drive, Braintree, Massachusetts 02184 (overnight or express mail), or by calling (800) 464-3108.

SCHRODER EMERGING MARKETS FUND
Selected per share data and ratios for an Investor Share outstanding throughout each period:


                                      FOR THE YEAR        FOR THE YEAR        FOR THE PERIOD      FOR THE YEAR   FOR THE PERIOD
                                           ENDED               ENDED               ENDED                 ENDED            ENDED
                                     OCTOBER 31, 2001    OCTOBER 31, 2000   OCTOBER 31, 1999(A)   MAY 31, 1999   MAY 31, 1998(F)
                                     ----------------    ----------------   -------------------   ------------   ---------------
 Net Asset Value, Beginning of
  Period                                 $  10.49            $  12.18           $   10.62           $9.04         $ 10.00
                                         --------            --------           ---------          -------         -------
 Investment Operations:(b)
  Net Investment Income
    (Loss)                                   0.02               (0.18)              (0.03)           0.03            0.02
  Net Realized and Unrealized
    Gain (Loss) on Investments
    and Foreign Currency
    Transactions                            (3.02)              (0.90)               1.59            1.58           (0.98)
                                         --------            --------           ---------         -------         -------
 Total from Investment
  Operations                                (3.00)              (1.08)               1.56            1.61           (0.96)
                                         --------            --------           ---------         -------         -------
 Distributions from:
  Net Investment Income                        --               (0.12)                 --          (0.03)             --
  Net Realized Gain on
    Investments and Foreign
    Currency Transactions                      --               (0.49)                 --             --              --
                                         --------            --------           ---------         -------         -------
 Total Distributions                           --               (0.61)                 --          (0.03)             --
                                         --------            --------           ---------         -------         -------
 Net Asset Value, End of Period          $   7.49            $  10.49           $   12.18          $10.62         $  9.04
                                         ========            ========           =========         =======         =======
 Total Return(c)                           (28.60)%            (10.00)%             14.69%         17.88%          (9.60)%
 Ratios and Supplementary
  Data:
 Net Assets at End of Period (in
  thousands)                             $ 29,220            $ 31,553           $   3,162         $2,218          $   18
 Ratios to Average Net Assets:(b)
  Expenses including
    reimbursement/waiver of
    fees                                     1.70%               1.70%               1.70%(d)      1.65%           1.70%(d)
  Expenses excluding
    reimbursement/waiver of
    fees                                     2.38%               2.35%               7.84%(d)     10.74%             -- (e)
  Net investment income (loss)
    including reimbursement/
    waiver of fees                           0.20%              (0.61)%             (0.59)%(d)     0.51%           1.72%(d)
 Portfolio Turnover Rate(g)                   144%                192%                160%          177%(h)          23%(h)


(a) Effective October 31, 1999, the Fund changed its fiscal year end from May 31 to October 31.

(b) Prior to September 17, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of the underlying Portfolio, Schroder EM Core Portfolio. Commencing September 20, 1999, the income, expenses and gains/losses were directly accrued to the Fund.

(c) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown. (See Note 3 to Schroder Capital Funds (Delaware)'s financial statements). Total return calculations for a period of less than one year are not annualized.

(d) Annualized.

(e) Amount is not meaningful due to short period of operations.

(f) The Fund commenced operations on October 31, 1997.

(g) The portfolio turnover rates for the period ending May 31, 1998 and the year ended May 31, 1999 represent the turnover of the underlying Portfolio, Schroder EM Core Portfolio. For the period ended October 31, 1999, the rate represents the period from June 1, 1999 through September 17, 1999 during which time the Fund invested in the Portfolio. The rates for subsequent periods represent the turnover of the Fund, which held direct investments in a portfolio of securities.

(h) Not annualized.

SCHRODER INTERNATIONAL FUND

Selected per share data and ratios for an Investor Share outstanding throughout each period:



                                                            FOR THE YEAR ENDED OCTOBER 31,

                                            -------------------------------------------------------------
                                               2001           2000        1999         1998        1997
                                               ----           ----        ----         ----        ----

 Net Asset Value, Beginning of Period       $  16.74        $ 17.02      $ 17.10      $ 18.37    $  20.01
                                            --------        -------      -------      -------    --------
 Investment Operations:(a)
  Net Investment Income                         0.09           0.15         0.07         0.23        0.14
  Net Realized and Unrealized Gain
    (Loss) on Investments and Foreign
    Currency Transactions                      (2.38)          1.24         3.20         0.34        1.31
                                            --------        -------      -------      -------    --------
 Total from Investment Operations              (2.29)          1.39         3.27         0.57        1.45
                                            --------        -------      -------      -------    --------
 Distributions from:
  Net Investment Income                        (0.31)         (0.07)       (0.18)       (0.29)      (0.46)
  Net Realized Gain on Investments and
    Foreign Currency Transactions              (6.88)         (1.60)       (3.17)       (1.55)      (2.63)
                                            --------        --------     --------     --------   --------
 Total Distributions                           (7.19)         (1.67)       (3.35)       (1.84)      (3.09)
                                            --------        --------     --------     --------   --------
 Net Asset Value, End of Period             $   7.26        $ 16.74      $ 17.02      $ 17.10     $ 18.37
                                            ========        ========     ========     ========   ========
 Total Return(b)                              (24.96)%         8.02%       21.82%        3.82%      8.33%
 Ratios and Supplementary Data:
 Net Assets at End of Period (in
  thousands)                                $ 20,850       $105,363     $157,620     $129,955    $191,219
 Ratios to Average Net Assets:(a)
  Expenses including reimbursement/
    waiver of fees                              0.99%          0.99%        0.99%        0.99%       0.99%
  Expenses excluding reimbursement/
    waiver of fees                              1.41%          1.14%        1.06%        1.08%       1.06%
  Net investment income including
    reimbursement/waiver of fees                0.57%          0.54%        0.60%        1.14%       0.67%
 Portfolio Turnover Rate(c)                      146%           132%          85%          53%         36%



(a) From the period November 1, 1995 (when the Fund converted to a master-feeder structure) to May 31, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of the underlying portfolio, Schroder International Equity Portfolio. Commencing June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund.

(b) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3 to Schroder Capital Funds (Delaware)'s financial statements).

(c) The portfolio turnover rates for the years ended October 31, 1997 and October 31, 1998 represent the turnover of the underlying Portfolio, Schroder International Equity Portfolio. For the year ended October 31, 1999, the rate represents the period from November 1, 1998 through May 31, 1999 during which time the Fund invested in the Portfolio. The rates for subsequent periods represent the turnover of the Fund, which held direct investments in a portfolio of securities.

SCHRODER INTERNATIONAL SMALLER COMPANIES FUND

Selected per share data and ratios for an Investor Share outstanding throughout each period:


                                                      FOR THE YEAR ENDED OCTOBER 31,                    FOR THE
                                            --------------------------------------------------        PERIOD ENDED
                                               2001           2000         1999         1998       OCTOBER 31, 1997(A)
                                            --------        -------      -------       -------     -------------------
 Net Asset Value, Beginning of Period       $  15.50        $ 14.29      $  9.35       $  9.22           $  10.00
                                            --------        -------      -------       -------           --------
 Investment Operations:(b)
  Net Investment Income                         0.05          (0.05)        0.06          0.05               0.02
  Net Realized and Unrealized Gain
    (Loss) on Investments and
    Foreign Currency Transactions              (3.78)          3.23         5.62          0.60              (0.79)
                                            --------        -------      -------       -------           --------
 Total from Investment Operations              (3.73)          3.18         5.68          0.65              (0.77)
                                            --------        -------      -------       -------           --------
 Distributions from:
  Net Investment Income                        (0.09)         (0.01)       (0.04)        (0.01)             (0.01)
  Net Realized Gain on Investments
    and Foreign Currency
    Transactions                               (2.61)         (1.96)       (0.70)        (0.51)               --
                                            --------        -------      --------      --------          --------
 Total Distributions                           (2.70)         (1.97)       (0.74)        (0.52)             (0.01)
                                            --------        -------      --------      --------          --------
 Net Asset Value, End of Period             $   9.07        $ 15.50      $ 14.29       $  9.35           $   9.22
                                            ========        =======      ========      ========          ========
 Total Return(c)                              (28.67)%        22.37%        65.27%        7.88%             (7.73)%
 Ratios and Supplementary Data:
 Net Assets at End of Period (in
  thousands)                                $ 21,634        $18,634      $  9,836      $ 4,165           $  6,836
 Ratios to Average Net Assets:(b)
  Expenses including
    reimbursement/waiver of fees                1.50%          1.50%         1.50%        1.50%              1.50%(d)
  Expenses excluding
    reimbursement/waiver of fees                2.19%          2.32%         2.74%        5.26%              3.93%(d)
  Net investment income including
    reimbursement/waiver of fees                0.15%         (0.26)%        0.53%        0.33%              0.21%(d)
 Portfolio Turnover Rate(e)                       48%            86%           81%          82%                32%(f)


(a) For the period November 4, 1996 (Commencement of Operations) through October 31, 1997.

(b) Prior to June 1, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of the underlying portfolio, Schroder International Smaller Companies Portfolio. Commencing June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund.

(c) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3 to Schroder Capital Funds (Delaware)'s financial statements). Total return calculations for a period of less than one year are not annualized.

(d) Annualized.

(e) The portfolio turnover rates for the period ending October 31, 1997 and year ended October 31, 1998 represent the turnover of the underlying portfolio, Schroder International Smaller Companies Portfolio. For the year ending October 31, 1999, the rate represents the period from November 1, 1998 through May 31, 1999 during which time the Fund invested in the Portfolio. The rates for subsequent periods represent the turnover of the Fund, which held direct investments in a portfolio of securities.

(f) Not annualized.

SCHRODER MIDCAP VALUE FUND

Selected per share data and ratios for an Investor Share outstanding throughout each period:


                                                             FOR THE YEAR ENDED OCTOBER 31,                   PERIOD ENDED
                                                --------------------------------------------------------       OCTOBER 31,
                                                    2001           2000           1999          1998             1997(A)
                                                -----------   -------------   -----------   ------------   ------------------
 Net Asset Value at Beginning of Period           $ 13.50       $ 10.88         $  9.72       $10.36         $   10.00
 Investment Operations:
  Net Investment Loss                               (0.02)        (0.01)             --        (0.01)               --
  Net Realized and Unrealized Gain (Loss) on
    Investments                                     (1.13)         2.63            1.16        (0.63)             0.36
                                                  -------       -------         -------      -------         ---------
 Total from Investment Operations                   (1.15)         2.62            1.16        (0.64)             0.36
                                                  -------       -------         -------      -------         ---------
 Distributions from:
  Net Investment Income                            (0.01)            --(b)           --           --                --
  Net Realized Capital Gains                       (1.23)            --              --           --                --
 Total Distributions                               (1.24)            --              --           --                --
                                                  -------       -------         -------      -------         ---------
 Net Asset Value at End of Period                 $ 11.11       $ 13.50         $ 10.88       $9.72         $   10.36
                                                  =======       =======         =======      =======         =========
 Total Return(e)                                    (9.30)        24.11%          11.98%      (6.18)%            3.60%(c)
 Ratios & Supplementary Data:
 Net Assets at End of Period (in thousands)       $ 6,094       $ 8,161         $11,179     $10,484         $  10,066
 Ratio to Average Net Assets:
  Expenses including reimbursement/waiver
    of fees                                          1.35%         1.35%           1.35%       1.35%             1.35%(d)
  Expenses excluding reimbursement/waiver
    of fees                                          3.43%         2.59%           2.28%       2.47%             4.33%(d)
  Net Investment Income including
    reimbursement/waiver of fees                    (0.12)%       (0.03)%         (0.03)%     (0.06)%           (0.13)%(d)
 Portfolio Turnover Rate                              149%          141%            175%        166%               12%(c)


(a) For the period August 1, 1997 (commencement of investment operations) through October 31, 1997.

(b) Amount was less than $0.01 per share.

(c) Not annualized.

(d) Annualized.

(e) Total returns would have been lower had certain expenses not been reduced during the periods shown (See Note 3 to Schroder Series Trust's financial statements).

SCHRODER SMALL CAPITALIZATION VALUE FUND

Selected per share data and ratios for an Investor Share outstanding throughout each period:


                                                               FOR THE YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------
                                                   2001         2000        1999         1998        1997
                                                   ----         ----        ----         ----        ----
 Net Asset Value at Beginning of Period          $ 16.18      $ 13.10     $ 12.91     $  17.67      $13.05
 Investment Operations:
  Net Investment Loss                              (0.12)       (0.09)      (0.08)       (0.02)      (0.05)
  Net Realized and Unrealized Gain (Loss)
    on Investments                                  0.89         3.74        0.51        (2.05)       5.65
                                                 -------      -------     -------     --------     -------
 Total from Investment Operations                   0.77         3.65        0.43        (2.07)       5.60
                                                 -------      -------     -------     --------     -------
 Distributions from:
  Net Investment Income                               --           --          --           --         --
  Net Realized Capital Gains                       (3.45)       (0.57)      (0.24)       (2.69)     (0.98)
                                                 -------      -------     -------     --------    -------
 Total Distributions                               (3.45)       (0.57)      (0.24)       (2.69)     (0.98)
                                                 -------      -------     -------     --------    -------
 Net Asset Value at End of Period                $ 13.50      $ 16.18     $ 13.10     $  12.91     $17.67
                                                 =======      =======     =======     ========     =======
 Total Return                                       5.17%       28.98%       3.40%      (13.29)%   48.46%
 Ratios & Supplementary Data:
 Net Assets at End of Period (in thousands)      $40,655      $53,240     $60,206     $ 67,814   $96,709
 Ratio to Average Net Assets:
  Expenses including
    reimbursement/waiver of fees                    1.66%        1.44%       1.50%        1.29%    1.32%
  Expenses excluding
    reimbursement/waiver of fees                    1.66%        1.44%       1.50%        1.29%    1.32%
  Net Investment Income including
    reimbursement/waiver of fees                   (0.73)%      (0.39)%     (0.54)%      (0.14)%  (0.36)%
 Portfolio Turnover Rate                              92%         104%        102%          88%      77%

SCHRODER ULTRA FUND*

Selected per share data and ratios for an Investor Share outstanding throughout each period:


                                     FOR THE YEAR       FOR THE YEAR        FOR THE PERIOD      FOR THE YEAR     FOR THE PERIOD
                                         ENDED              ENDED               ENDED             ENDED             ENDED
                                   OCTOBER 31, 2001   OCTOBER 31, 2000   OCTOBER 31, 1999(A)    MAY 31, 1999    MAY 31, 1998(D)
                                   ----------------   ----------------   -------------------    -----------     ---------------
 Net Asset Value, Beginning of
  Period                               $  46.19          $   24.59           $   20.18           $14.26         $   10.00
                                       --------          ---------           ---------          --------         ---------
 Investment Operations:
  Net Investment Income
    (Loss)                                (0.14)             (0.11)              (0.06)           (0.13)            (0.04)
  Net Realized and Unrealized
    Gain (Loss) on Investments            23.15              28.83                4.47             8.28              4.50
                                       --------          ---------           ---------          --------         ---------
 Total from Investment
  Operations                              23.01              28.72                4.41             8.15              4.46
                                       --------          ---------           ---------          --------         ---------
 Distributions from:
  Net Investment Income                      --                 --                  --             --                --
  Net Realized Gain on
    Investments                          (23.13)             (7.12)                 --           (2.23)            (0.20)
                                       --------          ---------           ---------          --------         ---------
 Total Distributions                     (23.13)             (7.12)                 --           (2.23)            (0.20)
                                       --------          ---------           ---------          --------         ---------
 Net Asset Value, End of Period        $  46.07          $   46.19           $   24.59          $20.18         $   14.26
                                       ========          =========           =========          ========         =========
 Total Return                             85.74%            154.40%(b)           21.85%(b)       64.56%(b)         45.41%(b)
 Ratios and Supplementary
  Data:
 Net Assets at End of Period (in
  thousands)                           $ 168,282         $  80,985           $  20,596           $14,317         $   6,340
 Ratios to Average Net Assets:
  Expenses including
    reimbursement/waiver of
    fees                                   2.00%              2.00%               2.00%(c)        2.00%             2.00%(c)
  Expenses excluding
    reimbursement/waiver of
    fees                                   2.03%              2.06%               2.53%(c)        3.27%             6.02%(c)
  Net investment income
    including reimbursement/
    waiver of fees                        (0.44)%            (0.40)%             (0.73)%(c)     (1.10)%           (0.77)%(c)
 Portfolio Turnover Rate                    619%               725%                173% (e)       341%              166% (e)


(a) Effective October 31, 1999, the Fund changed its fiscal year end from May 31 to October 31.

(b) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3 to Schroder Capital Funds (Delaware)'s financial statements). Total return calculations for a period of less than one year are not annualized.

(c) Annualized.

(d) The Fund commenced operations on October 15, 1997.

(e) Not annualized.

* Formerly, Schroder Micro Cap Fund. Effective March 1, 2001, the Fund changed its name and certain investment limits under its principal investment strategies. Although the portfolio manager is currently managing the Fund in a manner substantially similar to the way the Fund was managed in prior periods, the Fund would not necessarily have achieved the financial results and total returns listed above under its current policies.

SCHRODER U.S. LARGE CAP EQUITY FUND*


Selected per share data and ratios for an Investor Share outstanding throughout each period:


                                                            FOR THE YEAR ENDED OCTOBER 31,
                                              -----------------------------------------------------------
                                                 2001           2000        1999        1998        1997
                                                 ----           ----        ----        ----        ----
 Net Asset Value, Beginning of Period         $   4.95        $  6.73     $  7.79     $  9.82     $  9.76
                                              --------        -------     -------     -------     -------
 Investment Operations:
  Net Investment Income (Loss)                      --(a)       (0.02)      (0.06)      (0.06)      (0.01)
  Net Realized and Unrealized Gain (Loss)
    on Investments                               (1.40)          1.26        2.00        0.78        2.20
                                              --------        -------     -------     -------     -------
 Total from Investment Operations                (1.40)          1.24        1.94        0.72        2.19
                                              --------        -------     -------     -------     -------
 Distributions from:
  Net Investment Income                             --             --          --          --       (0.02)
  Net Realized Gain on Investments                  --          (2.68)      (3.00)      (2.75)      (2.11)
  Return of Capital                                 --          (0.34)         --          --          --
                                              --------        -------     -------     -------     -------
 Total Distributions                                --          (3.02)      (3.00)      (2.75)      (2.13)
                                              --------        -------     -------     -------     -------
 Net Asset Value, End of Period               $   3.55        $  4.95     $  6.73     $  7.79     $  9.82
                                              ========        =======     =======     =======     =======
 Total Return(b)                                (28.28)%        18.73%      30.95%       8.87%      26.49%
 Ratios and Supplementary Data:
 Net Assets at End of Period (in
  thousands)(c)                               $ 19,447        $48,327     $14,110     $12,540     $13,861
 Ratios to Average Net Assets:
  Expenses including reimbursement/
    waiver of fees                                1.50%          1.40%       1.50%       1.50%      1.50%
  Expenses excluding
    reimbursement/waiver of fees                  1.76%          1.55%       1.99%       1.85%      1.68%
  Net investment income (loss) including
    reimbursement/waiver of fees                 (0.08)%        (0.79)%     (0.93)%     (0.71)%    (0.09)%
 Portfolio Turnover Rate                            62%           195%         87%        209%        44%




(a) Amount was less than $(0.01) per share.

(b) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (see Note 3 to the financial statements of Schroder Capital Funds (Delaware)).

(c) Net assets as of October 31, 2000 reflect the Fund's acquisition of the net assets of Schroder Large Capitalization Equity Fund as of September 11, 2000.

* The Fund changed its name from "Schroder U.S. Diversified Growth Fund" to "Schroder U.S. Large Cap Equity Fund" effective September 14, 2000.

SCHRODER U.S. SMALLER COMPANIES FUND

Selected per share data and ratios for an Investor Share outstanding throughout each period:


                                                               FOR THE                                     FOR THE
                                     FOR THE YEAR ENDED         PERIOD          FOR THE YEAR ENDED          PERIOD
                                        OCTOBER 31,              ENDED               MAY 31,                ENDED
                                    --------------------       OCTOBER 31,      --------------------        MAY 31,
                                      2001         2000          1999(A)           1999         1998        1997(F)
                                      ----         ----          -------           ----         ----        -------
 Net Asset Value, Beginning of
  Period                            $ 18.01      $ 12.79      $   12.80         $  14.76      $13.26      $  17.23
                                    -------      -------      ---------         --------      -------      --------
 Investment Operations:(b)
  Net Investment Income
   (Loss)                             (0.13)       (0.08)         (0.03)           (0.09)      (0.06)        (0.02)
  Net Realized and Unrealized
   Gain (Loss) on
   Investments                         0.59         5.30           0.02            (1.84)       2.82          1.88
                                    -------      -------      ---------         --------     -------      ---------
 Total from Investment
  Operations                           0.46         5.22          (0.01)           (1.93)       2.76          1.86
                                    -------      -------      ---------         --------     -------      ---------
 Distributions from:
  Net Investment Income                  --           --             --               --         --             --
  Net Realized Gain on
   Investments                        (3.30)          --             --            (0.03)     (1.26)         (5.83)
                                    -------      -------      ---------         --------     -------      ---------
 Total Distributions                  (3.30)          --             --            (0.03)     (1.26)         (5.83)
                                    -------      -------      ---------         --------     -------      ---------
 Net Asset Value, End of Period     $ 15.17      $ 18.01      $   12.79         $  12.80      $14.76      $   13.26
                                    =======      =======      =========         ========     =======      =========
 Total Return(c)                       3.25%       40.81%         (0.08)%         (13.08)%     21.63%         14.73%
 Ratios and Supplementary
  Data:
 Net Assets at End of Period
  (in thousands)                    $ 28,096     $63,637      $  42,177         $ 47,870     $51,679      $  26,104
 Ratios to Average Net
  Assets:(b)
  Expenses including
   reimbursement/waiver of
   fees                                1.49%        1.18%          1.35%(d)         1.42%     1.37%          1.49%(d)
  Expenses excluding
   reimbursement/waiver of
   fees                                1.83%        1.18%          1.35%(d)         1.45%     1.37%          1.87%(d)
  Net investment income
   (loss) including
   reimbursement/waiver of
   fees                               (0.79)%      (0.55)%        (0.54)%(d)       (0.65)%   (0.51)%        (0.42)%(d)
 Portfolio Turnover Rate(e)             105%         172%            52% (g)         119%       55%            34%(g)




(a) Effective October 31, 1999, the Fund changed its fiscal year end from May 31 to October 31.

(b) From November 1, 1995 to May 31, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of the underlying portfolio, Schroder U.S. Smaller Companies Portfolio. Commencing June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund.

(c) Total returns would have been lower had certain expenses not been limited during the periods shown (See Note 3 to Schroder Capital Funds (Delaware)'s financial statements). Total return calculations for a period of less than one year are not annualized.

(d) Annualized.

(e) The portfolio turnover rates for the periods October 31, 1996 through May 31, 1999, represent the turnover of the underlying Portfolio, Schroder U.S. Smaller Companies Portfolio. The rates for subsequent periods represent the turnover of the Fund, which held direct investments in a portfolio of securities.

(f) Effective May 31, 1997, the Fund changed its fiscal year end from October 31 to May 31.

(g) Not annualized.

                               INVESTMENT ADVISER
                Schroder Investment Management North America Inc.
                         787 Seventh Avenue, 34th Floor
                            New York, New York 10019



               ADMINISTRATOR FOR SCHRODER CAPITAL FUNDS (DELAWARE)
                          Schroder Fund Advisors Inc.
                         787 Seventh Avenue, 34th Floor
                            New York, New York 10019



                     ADMINISTRATOR FOR SCHRODER SERIES TRUST
             SUB-ADMINISTRATOR FOR SCHRODER CAPITAL FUNDS (DELAWARE)
                      SEI Investments Mutual Funds Services
                             1 Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                    CUSTODIAN
                               JPMorgan Chase Bank
                                 270 Park Avenue
                               New York, New York



                                   DISTRIBUTOR
                           Schroder Fund Advisors Inc.
                         787 Seventh Avenue, 34th Floor
                            New York, New York 10019

                     TRANSFER AND DIVIDEND DISBURSING AGENT
                      Boston Financial Data Services, Inc.
                                 66 Brooks Drive
                         Braintree, Massachusetts 02184
                                 (800) 464-3108

                                     COUNSEL
                                  Ropes & Gray
                             One International Place
                           Boston, Massachusetts 02110



                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                               Two Commerce Square
                                   Suite 1700
                               2001 Market Street
                        Philadelphia, Pennsylvania 19103

SCHRODER CAPITAL FUNDS (DELAWARE)
SCHRODER SERIES TRUST


Each of Schroder Capital Funds (Delaware) and Schroder Series Trust has a statement of additional information (SAI) and annual and semi-annual reports to shareholders which include additional information about the Funds offered by that Trust. The SAIs and the financial statements included in the Trusts' most recent annual reports to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Trusts' annual reports discuss the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. You may get free copies of these materials, request other information about a Fund, or make shareholder inquiries by calling (800) 464-3108.



You may review and copy information about each Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the Trusts on the Commission's Internet site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request to the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to Schroder Capital Funds (Delaware)'s or Schroder Series Trust's file numbers under the Investment Company Act, which are 811-1911 and 811-7840, respectively.



SCHRODER CAPITAL FUNDS (DELAWARE)
SCHRODER SERIES TRUST
P.O. Box 8507
Boston, Ma 02266
(800) 464-3108



WS/SF0102P



File No. 811-1911 -- Schroder Capital Funds (Delaware)
File No. 811-7840 -- Schroder Series Trust

                        SCHRODER CAPITAL FUNDS (DELAWARE)

                           Schroder International Fund
                         Schroder Emerging Markets Fund
                  Schroder International Smaller Companies Fund
                       Schroder U.S. Large Cap Equity Fund
                      Schroder U.S. Smaller Companies Fund
                               Schroder Ultra Fund


                                    FORM N-1A
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                January 28, 2002


This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when accompanied or preceded by a Prospectus for the Funds, as amended or supplemented from time to time. This SAI relates to the Funds' Investor Shares, which are offered through a Prospectus dated January 28, 2002, as amended or supplemented from time to time. This SAI contains information which may be useful to investors but which is not included in the Prospectus. Investors may obtain free copies of the Prospectus by calling the Trust at 800-464-3108.

Certain disclosure has been incorporated by reference into this SAI from the Funds' annual report. For a free copy of the annual report, please call 800-464-3108.

                                TABLE OF CONTENTS

TRUST HISTORY .............................................................   1

FUND CLASSIFICATION .......................................................   1

CAPITALIZATION AND SHARE CLASSES ..........................................   1

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS .................   2

INVESTMENT RESTRICTIONS ...................................................  16

TRUSTEES AND OFFICERS .....................................................  24

SCHRODER AND ITS AFFILIATES ...............................................  26

INVESTMENT ADVISORY AGREEMENTS ............................................  27

ADMINISTRATIVE SERVICES ...................................................  30

DISTRIBUTOR ...............................................................  32

BROKERAGE ALLOCATION AND OTHER PRACTICES ..................................  33

DETERMINATION OF NET ASSET VALUE ..........................................  36

TAXES .....................................................................  37

PRINCIPAL HOLDERS OF SECURITIES ...........................................  40

PERFORMANCE INFORMATION ...................................................  40

CUSTODIAN .................................................................  42

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT ..............................  42

INDEPENDENT ACCOUNTANTS ...................................................  42

CODE OF ETHICS ............................................................  42

LEGAL COUNSEL .............................................................  43

SHAREHOLDER LIABILITY .....................................................  43

FINANCIAL STATEMENTS ......................................................  43

APPENDIX A ................................................................  A-1

APPENDIX B ................................................................  B-1

                        SCHRODER CAPITAL FUNDS (DELAWARE)

                       STATEMENT OF ADDITIONAL INFORMATION

TRUST HISTORY

Schroder Capital Funds (Delaware) (the "Trust") was organized as a Maryland corporation on July 30, 1969; reorganized on February 29, 1988 as Schroder Capital Funds, Inc.; and reorganized as a Delaware business trust organized under the laws of the State of Delaware on January 9, 1996. The Trust is governed by a Trust Instrument and under Delaware law. Schroder Investment Management North America Inc. ("Schroder") and its corporate predecessors have served as investment adviser to the Trust since its inception.

FUND CLASSIFICATION

The Trust currently offers shares of beneficial interest of seven series with separate investment objectives and policies. Six funds (the "Funds") are offered pursuant to the Prospectus and this SAI. Each Fund is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). Each Fund other than Schroder Emerging Markets Fund is a "diversified" investment company under the Investment Company Act. For a diversified investment company, this means that with respect to 75% of a Fund's total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer (this limitation does not apply to investments in U.S. Government securities or securities of other investment companies). None of the diversified Funds is subject to this limitation with respect to the remaining 25% of its total assets. Schroder Emerging Markets Fund is a "non-diversified" investment company under the Investment Company Act, and therefore may invest its assets in a more limited number of issuers than may diversified investment companies. To the extent a Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer's securities declines.

CAPITALIZATION AND SHARE CLASSES

The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. Each Fund listed in this SAI currently offers one class of shares, Investor Shares. A Fund may suspend the sale of shares at any time.

One other series of the Trust offers Advisor Shares through a separate prospectus and statement of additional information.

Shares entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by each Fund or class of shares on matters affecting the particular Fund or class, as determined by the Trustees. For example, a change in a fundamental investment policy for a Fund would be voted upon only by shareholders of that Fund and a change to a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Trust Instrument. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trustees, and if a Fund were liquidated, each class of shares of the Fund would receive the net assets of the Fund attributable to the class.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus, each Fund may employ other investment practices and may be subject to additional risks, which are described below. Because the following is a combined description of investment strategies and risks for all the Funds, certain strategies or risks described below may not apply to your Fund. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, under "Investment Restrictions" in this SAI, or by applicable law, a Fund may engage in each of the practices described below.

                         CERTAIN DERIVATIVE INSTRUMENTS

Derivative instruments are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security, index or currency. As described below, to the extent permitted under "Investment Restrictions" below and in the Prospectus, each Fund may engage in a variety of transactions involving the use of derivative instruments, including options and futures contracts on securities and securities indices, options on futures contracts, and short sales. These transactions may be used by a Fund for hedging purposes or, to the extent permitted by applicable law, to increase its current return. The Funds may also engage in derivative transactions involving foreign currencies. See "Foreign Currency Transactions."

                                     OPTIONS

Each Fund may purchase and sell covered put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices.

COVERED CALL OPTIONS. A Fund may write covered call options on its portfolio securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

In return for the premium received when it writes a covered call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of the sale (exercise price minus commissions) plus the amount of the premium.

A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

COVERED PUT OPTIONS. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

A Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

PURCHASING PUT AND CALL OPTIONS. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also purchase put and call options to enhance its current return. A Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

OPTIONS ON FOREIGN SECURITIES. A Fund may purchase and sell options on foreign securities if in Schroder's opinion the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

RISKS INVOLVED IN THE SALE OF OPTIONS. Options transactions involve certain risks, including the risks that Schroder will not forecast interest rate or market movements correctly, that a Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of Schroder to forecast market and interest rate movements correctly.

An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will enter into an option position only if Schroder believes that a liquid secondary market exists, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Schroder believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Funds' use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Funds and other clients of Schroder may be considered such a group. These position limits may restrict the Funds' ability to purchase or sell options on particular securities.

As described below, each Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter markets. Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out over-the-counter options than exchange-traded options. Options in the over-the-counter market may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a Fund. Furthermore, over-the-counter options are not subject to the protection afforded purchasers of exchange-traded options by The Options Clearing Corporation. A Fund will, however, engage in over-the-counter options transactions only when appropriate exchange-traded options transactions are unavailable and when, in the opinion of Schroder, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Fund will treat over-the-counter options (and, in the case of options sold by the Fund, the underlying securities held by the Fund) as illiquid investments as required by applicable law.

Government regulations, particularly the requirements for qualification as a "regulated investment company" (a "RIC") under the United States Internal Revenue Code of 1986, may also restrict the Trust's use of options.

                                FUTURES CONTRACTS

To the extent permitted under "Investment Restrictions" below and in the Prospectus and by applicable law, the Funds may buy and sell futures contracts, options on futures contracts, and related instruments in order to hedge against the effects of adverse market changes or to increase current return. All such futures and related options will, as may be required by applicable law, be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC"). Depending upon the change in the value of the underlying security or index when a Fund enters into or terminates a futures contract, the Fund may realize a gain or loss.

A Fund will not enter into a futures contract or futures option contract for investment purposes if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by the Fund for open futures option positions, less the amount by which any such options are "in the money," would exceed 5% of the Fund's net assets.

FUTURES ON SECURITIES AND RELATED OPTIONS. A futures contract on a security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on securities -- assuming a "long" position -- a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on securities -- assuming a "short" position -- it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on securities will be valued at the most recent settlement price, unless that price does not, in the judgment of persons acting at the direction of the Trustees as to the valuation of the Fund's assets, reflect the fair value of the contract, in which case the positions will be valued by the Trustees or such persons.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that a Fund's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

Hedging by use of futures on securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures on securities. This would be done, for example, when the Fund expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

Successful use by a Fund of futures contracts on securities is subject to Schroder's ability to predict correctly movements in the direction of the security's price and factors affecting markets for securities. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

A Fund may purchase and write put and call options on certain futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to a Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

INDEX FUTURES CONTRACTS AND OPTIONS. A Fund may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

Depending on the change in the value of the index between the time when a Fund enters into and terminates an index futures transaction, the Fund may realize a gain or loss. The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

A Fund may purchase or sell futures contracts with respect to any securities indices. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

In order to hedge a Fund's investments successfully using futures contracts and related options, a Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will, in Schroder's judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities.

Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing and selling call and put options on index futures contracts, each of the Funds that may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

A Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

MARGIN PAYMENTS. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian or with a futures commission merchant an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin". The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming a Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying security rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

     SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

LIQUIDITY RISKS. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although each Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise the options in order to realize any profit.

HEDGING RISKS. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or in the prices of a Fund's securities which are the subject of a hedge. Schroder will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and a Fund's portfolio securities sought to be hedged.

Successful use of futures contracts and options by a Fund for hedging purposes is also subject to Schroder's ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by Schroder may still not result in a successful hedging transaction over a very short time period.

LACK OF AVAILABILITY. Because the markets for certain options and futures contracts and other derivative instruments in which a Fund may invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, a Fund's ability to engage in transactions using such instruments may be limited. Suitable derivative transactions may not be available in all circumstances and there is no assurance that a Fund will engage in such transactions at any time or from time to time. A Fund's ability to engage in hedging transactions may also be limited by certain regulatory and tax considerations.

OTHER RISKS. Each Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures may be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

                               FORWARD COMMITMENTS

Each Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price.

Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if Schroder deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

                              REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements without limit. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition, and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high quality short-term debt obligations. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. Schroder will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

                             WHEN-ISSUED SECURITIES

Each Fund may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income. While a Fund may sell its right to acquire when-issued securities prior to the settlement date, a Fund intends actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. Each Fund will establish a segregated account in which it will maintain cash and U.S. Government securities or other liquid securities at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

                       LOANS OF FUND PORTFOLIO SECURITIES

Each Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the Fund's portfolio securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before a Fund enters into a loan, Schroder considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund will not lend portfolio securities to borrowers affiliated with that Fund.

                               FOREIGN SECURITIES

Each Fund may invest in securities principally traded in foreign markets. Schroder International Fund, Schroder Emerging Markets Fund, and Schroder International Smaller Companies Fund invest primarily in foreign securities. Each Fund may also invest in Eurodollar certificates of deposit and other certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.

Investments in foreign securities may involve risks and considerations different from or in addition to investments in domestic securities. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments. Also, because foreign securities are normally denominated and traded in foreign currencies, the values of a Fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversion between currencies.

In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, adoption of foreign governmental restrictions affecting the payment of principal and interest, imposition of withholding or confiscatory taxes, political or financial instability, and adverse political, diplomatic or economic developments which could affect the values of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries and it may be more difficult to obtain and enforce a judgment against a foreign issuer. Also, the laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

In determining whether to invest in securities of foreign issuers for a Fund seeking current income, Schroder will consider the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by a Fund will reduce its net income available for distribution to shareholders.

                           EMERGING MARKET SECURITIES

Certain Funds, and particularly Schroder Emerging Markets Fund, invest in securities of companies determined by Schroder to be "emerging market" issuers. The risks of investing in foreign securities are particularly high when securities of issuers based in developing or emerging market countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

FOREIGN CURRENCY TRANSACTIONS

Each Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. A Fund may engage in both "transaction hedging" and "position hedging".

When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of that Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, a Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option. A Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in Schroder's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by a Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which a Fund expects to purchase. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of a Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency a Fund is obligated to deliver.

To offset some of the costs to a Fund of hedging against fluctuations in currency exchange rates, a Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. Also, suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will utilize hedging transactions at any time or from time to time.

A Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

FOREIGN CURRENCY OPTIONS. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when Schroder believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

                             CONVERTIBLE SECURITIES

Certain Funds may invest in convertible securities, which are corporate debt securities that may be converted at either a stated price or stated rate into underlying shares of commons stock. Convertible securities have general characteristics similar both to debt securities and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. Convertible securities provide for streams of income with yields that are generally higher than those of common stocks.

                         WARRANTS TO PURCHASE SECURITIES

Certain Funds may invest in warrants to purchase securities. Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

                             ZERO-COUPON SECURITIES

Zero-coupon securities in which a Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other Funds of the Trust and other mutual funds investing in securities making current distributions of interest and having similar maturities. A Fund investing in zero-coupon bonds is required to distribute the income on these securities as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions.

Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). CATS and TIGRS are not considered U.S. Government securities. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

                                   SHORT SALES

         To the extent permitted under "Investment Restrictions" below and in the Prospectus, the Funds may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

         A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. A Fund's loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.


                         TEMPORARY DEFENSIVE STRATEGIES

As described in the Prospectus, Schroder may at times judge that conditions in the securities markets make pursuing a Fund's basic investment strategies inconsistent with the best interests of its shareholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of a Fund's assets. In implementing these "defensive" strategies, the Fund would invest in high-quality debt securities, cash, or money market instruments to any extent Schroder considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund will use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

                             INVESTMENT RESTRICTIONS

The Trust has adopted the following fundamental and non-fundamental investment restrictions for the Funds. A Fund's fundamental investment restrictions may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of the affected Fund, which is defined in the Investment Company Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Any other investment policies described in the Prospectus and this SAI may be changed by the Trustees without shareholder approval.

                           SCHRODER INTERNATIONAL FUND

Schroder International Fund will not:

FUNDAMENTAL POLICIES:

1. As to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or to securities of other investment companies.

2. As to 75% of its total assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer; provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or to securities of other investment companies.

3. Invest 25% or more of the value of its total assets in any one industry.

4.       Borrow money, except to the extent permitted by applicable law.

5. Purchase or sell real estate (provided that the Fund may invest in securities issued by companies that invest in real estate or interests therein).

6. Make loans to other persons (provided that for purposes of this restriction, entering into repurchase agreements, lending portfolio securities, acquiring corporate debt securities and investing in U.S. Government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan).

7. Invest in commodities or commodity contracts, except that it may purchase or sell financial futures contracts and options and other financial instruments.

8. Underwrite securities issued by other persons (except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under U.S. securities laws).

NON-FUNDAMENTAL POLICY:

1. Schroder International Fund will not invest in restricted securities. This policy does not include restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, as amended, that are determined to be liquid by Schroder pursuant to guidelines adopted by the Board of Trustees of the Trust. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, these securities may be illiquid.

2. The Fund will not invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale determined by the Fund's investment adviser to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by the Fund in accordance with rule 144A under the Securities Act of 1933 as amended. Such securities may be determined by the Fund's investment adviser to be liquid for purposes of compliance with the limitation on the Fund's investment in illiquid securities.

                         SCHRODER EMERGING MARKETS FUND

Schroder Emerging Markets Fund will not:

FUNDAMENTAL POLICIES:

1. Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government securities, in repurchase agreements covering U.S. Government securities, in securities issued by the states, territories or possessions of the United States or in foreign government securities; or (2) investment in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the Investment Company Act, the Fund may invest in one or more investment companies; provided that, except to the extent that it invests in other investment companies pursuant to Section 12(d)(1)(A) of the Investment Company Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

2. Borrow money if, as a result, outstanding borrowings would exceed an amount equal to one-third of the Fund's total assets.

3. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

4. Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

6. Underwrite (as that term is defined in the Securities Act of 1933, as amended) securities issued by other persons except, to the extent that in connection with the disposition of its assets, the Fund may be deemed to be an underwriter.

7. Issue any class of securities which is senior to the Fund's shares of beneficial interest, except as permitted by applicable law. (For the purpose of this restriction, none of the following is deemed to be, or to create a class of, senior securities: any permissible borrowing; any collateral arrangement with respect to options, futures contracts, options on futures contracts, or other financial instruments, or with respect to initial or variation margin and the purchase or sale of, or the Fund's otherwise entering into, options, forward contracts, futures contracts, options on futures contracts, or other financial instruments.)

NONFUNDAMENTAL POLICIES:

1. The Fund is "non-diversified" as that term is defined in the Investment Company Act. To the extent required to qualify as a RIC under the Internal Revenue Code of 1986, as amended, the Fund may not purchase a security (other than a U.S. Government security or a security of an investment company) if, as a result: (1) with respect to 50% of its assets, more than 5% of the Fund's total assets would be invested in the securities of any single issuer; (2) with respect to 50% of its assets, the Fund would own more than 10% of the outstanding securities of any single issuer; or (3) more than 25% of the Fund's total assets would be invested in the securities of any single issuer.

2. For purposes of the limitation on borrowing, the following are not treated as borrowings to the extent they are fully collateralized: (1) the delayed delivery of purchase securities (such as the purchase of when-issued securities); (2) reverse repurchase agreements; (3) dollar-roll transactions; and (4) the lending of securities.

3. Invest more than 15% of its net assets in "illiquid securities", which include: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the Securities Act of 1933, as amended, ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board of Trustees of the Trust.

4. Make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

5. Invest in securities of another investment company, except to the extent permitted by the Investment Company Act.

6. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against-the-box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

7. Purchase securities on margin, except that the Fund may use short-term credit for the clearance of its portfolio's transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

8. Lend a security if, as a result, the amount of loaned securities would exceed an amount equal to one-third of the Fund's total assets.

                 In addition, under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies determined by Schroder to be "emerging markets" issuers.

                  SCHRODER INTERNATIONAL SMALLER COMPANIES FUND

Schroder International Smaller Companies Fund will not:

FUNDAMENTAL POLICIES:

1. With respect to 75% of it assets, purchase a security other than a security issued or guaranteed by the U.S. Government, its agencies or instrumentalities or a security of an investment company if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer or the Fund would own more than 10% of the outstanding voting securities of any single issuer.

2. Concentrate investments in any particular industry; therefore, the Fund will not purchase the securities of companies in any one industry if, thereafter, 25% or more of the Fund's total assets would consist of securities of companies in that industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. An investment of more than 25% of the Fund's assets in the securities of issuers located in one country does not contravene this policy.

3. Borrow money in excess of 33 1/3% of its total assets taken at market value (including the amount borrowed) and then only from a bank as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions that may otherwise require untimely dispositions of portfolio securities.

4. Purchase or sell real estate, provided that the Fund may invest in securities issued by companies which invest in real estate or interests therein.

5. Make loans to other persons, provided that for purposes of this restriction, entering into repurchase agreements or acquiring any otherwise permissible debt securities or engaging in securities loans shall not be deemed to be the making of a loan.

6. Invest in commodities or commodity contracts, except that it may purchase or sell financial futures contracts and options and other financial instruments.

7. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under U.S. securities laws.

8. Issue any class of securities which is senior to the Fund's shares of beneficial interest, except as permitted by applicable law. (For the purpose of this restriction, none of the following is deemed to be, or to create a class of, senior securities: any permissible borrowing; any collateral arrangement with respect to options, futures contracts, options on futures contracts, or other financial instruments, or with respect to initial or variation margin and the purchase or sale of, or the Fund's otherwise entering into, options, forward contracts, futures contracts, options on futures contracts, or other financial instruments).

NON-FUNDAMENTAL POLICY:

1. As a non-fundamental policy, the Fund will not invest more than 15% of its assets in securities determined by Schroder to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by the Fund in accordance with Rule 144A under the Securities Act of 1933, as amended. Such securities may be determined by Schroder to be liquid for purposes of compliance with the limitation on the Fund's investment in illiquid securities.

                       SCHRODER U.S. LARGE CAP EQUITY FUND

Schroder U.S. Large Cap Equity Fund will not:

FUNDAMENTAL POLICIES:

1. Issue senior securities except that: (1) it may borrow money from a bank on its promissory note or other evidence of indebtedness (any such borrowing may not exceed one-third of the Fund's total assets after the borrowing); (2) if at any time such borrowing exceeds such one-third limitation, the Fund would within three days thereafter (not including Sundays or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce its borrowings to the limitation; and (3) might or might not be secured and, if secured, all or any part of the Fund's assets could be pledged. To comply with such limitations, the Fund might be required to dispose of certain assets when it might be disadvantageous to do so. Any such borrowings would be subject to Federal Reserve Board regulations. (As a non-fundamental policy, the Fund does not borrow for investment purposes.)

2. Effect short sales, purchase any security on margin or write or purchase put and call options.

3.       Acquire more than 10% of the voting securities of any one issuer.

4. Invest 25% or more of the value of its total assets in any one industry.

5. Engage in the purchase and sale of illiquid interests in real estate, including illiquid interests in real estate investment trusts.

6.       Engage in the purchase and sale of commodities or commodity contracts.

7. Invest in companies for the purpose of exercising control or management.

8. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities, not in excess of 10% of the value of its total assets, under circumstances where if sold it might be deemed to be an underwriter for the purposes of the Securities Act of 1933, as amended.

9. Make loans to other persons except that it may purchase evidences of indebtedness of a type distributed privately to financial institutions but not in excess of 10% of the value of its total assets (provided that, for the purposes of this restriction, entering into repurchase agreements, lending portfolio securities, acquiring corporate debt securities and investing in U.S. Government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be considered the making of a loan).

10. Acquire securities described in the two immediately preceding fundamental policies which in the aggregate exceed 10% of the value of the Fund's total assets.

NON-FUNDAMENTAL POLICIES:

1. Invest more than 10% of its total assets in illiquid securities, including securities described in items 8 and 9 above and repurchase agreements maturing more than seven days after they are entered into.

2. Engage in writing, buying or selling of stock index futures, options on stock index futures, financial futures contracts or options thereon.

         In addition, as a non-fundamental policy,under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large-capitalization companies that are in the United States.

         For purposes of the preceding paragraph, Schroder currently considers large-capitalization companies to be those with market capitalizations of $5 billion or more measured at the time of investment.

                      SCHRODER U.S. SMALLER COMPANIES FUND

Schroder U.S. Smaller Companies Fund will not:

FUNDAMENTAL POLICIES:

1. Borrow money, except that the Fund may borrow from banks or by entering into reverse repurchase agreements, provided that such borrowings do not exceed 33 1/3% of the value of the Fund's total assets (computed immediately after the borrowing).

2. Underwrite securities of other companies (except insofar as the Fund might be deemed to be an underwriter in the resale of any securities held in its portfolio).

3. Invest in commodities or commodity contracts (other than covered call options, put and call options, stock index futures, and options on stock index futures and broadly-based stock indices, all of which are referred to as Hedging Instruments, which it may use as permitted by any of its other fundamental policies, whether or not any such Hedging Instrument is considered to be a commodity or a commodity contract).

4. Purchase or write puts or calls except as permitted by any of its other fundamental policies.

5. Lend money except in connection with the acquisition of that portion of publicly-distributed debt securities which the Fund's investment policies and restrictions permit it to purchase; the Fund may also make loans of portfolio securities and enter into repurchase agreements.

6. Invest in real estate or in interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein.

NON-FUNDAMENTAL POLICY:

1. As a non-fundamental policy, the Fund will not invest more than 15% of its assets in securities determined by Schroder to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by the Fund in accordance with Rule 144A under the Securities Act of 1933, as amended. Such securities may be determined by Schroder to be liquid for purposes of compliance with the limitation on the Fund's investment in illiquid securities.

                               SCHRODER ULTRA FUND

Schroder Ultra Fund will not:

FUNDAMENTAL POLICIES:

1. Underwrite securities of other companies (except insofar as the Fund might be deemed to be an underwriter in the resale of any securities held in its portfolio).

2. Invest in commodities or commodity contracts (other than Hedging Instruments, which it may use as permitted by any of its other fundamental policies, whether or not any such Hedging Instrument is considered to be a commodity or a commodity contract).

3. Purchase securities on margin; however, the Fund may make margin deposits in connection with any Hedging Instruments, which it may use as permitted by any of its other fundamental policies.

4. Purchase or write puts or calls except as permitted by any of its other fundamental policies.

5. Lend money except in connection with the acquisition of that portion of publicly-distributed debt securities that the Fund's investment policies and restrictions permit it to purchase; the Fund may also make loans of portfolio securities and enter into repurchase agreements.

6. Pledge, mortgage or hypothecate its assets to an extent greater than 10% of the value of the total assets of the Fund; however, this does not prohibit the escrow arrangements contemplated by the put and call activities of the Fund or other collateral or margin arrangements in connection with any of the Hedging Instruments, which it may use as permitted by any of its other fundamental policies.

7. Invest in companies for the purpose of acquiring control or management thereof, except that the Fund may invest in other investment companies to the extent permitted under the Investment Company Act or by rule or exemption thereunder.

8. Invest in interests in oil, gas or other mineral exploration or development programs (but may purchase readily marketable securities of companies that operate, invest in, or sponsor such programs).

9. Invest in real estate or in interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein.

NON-FUNDAMENTAL POLICY:

1. As a non-fundamental policy, the Fund will not invest more than 15% of its assets in securities determined by Schroder to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by the Fund in accordance with Rule 144A under the Securities Act of 1933, as amended. Such securities may be determined by Schroder to be liquid for purposes of compliance with the limitation on the Fund's investment in illiquid securities.

All percentage limitations on investments (other than limitations on borrowing and illiquid securities) will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

                              TRUSTEES AND OFFICERS

The Trustees of the Trust are responsible for the general oversight of the Trust's business. Subject to such policies as the Trustees may determine, Schroder Investment Management North America Inc. ("Schroder") furnishes a continuing investment program for each Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Schroder also manages the Funds' other affairs and business.

The Trustees and executive officers of the Trust and their principal occupations during the last five years are set forth below. The mailing address for each of the officers and Trustees is 787 Seventh Avenue, 34th Floor, New York, New York 10019.

     David N. Dinkins, Trustee. 74. Trustee, Schroder Series Trust. Professor, Columbia University School of International and Public Affairs. Director, American Stock Exchange, Carver Federal Savings Bank, Transderm Laboratory Corporation, and The Cosmetics Center, Inc. Formerly, Mayor, City of New York.

     Peter E. Guernsey, Trustee, 80. Trustee, Schroder Series Trust. Formerly, Senior Vice President, Marsh & McLennan, Inc.

     (*) Sharon L. Haugh, Trustee and Chairman of the Trust. 55. Trustee and Chairman, Schroder Series Trust. Director and Chairman, Schroder. Director and Chairman, Schroder Fund Advisors Inc.

     John I. Howell, Trustee. 84. Trustee, Schroder Series Trust. Director, American International Life Assurance Company of New York. Private consultant since 1987.

     Peter S. Knight, Trustee. 51. Trustee, Schroder Series Trust. Partner, Wunder, Knight, Levine, Thelen & Forscey. Director, Comsat Corp., Medicis Pharmaceutical Corp., and Whitman Education Group, Inc. Formerly, Campaign Manager, Clinton/Gore '96.

     (*) Catherine A. Mazza, Trustee, Vice Chairman, and President of the Trust.
42. Trustee, Vice Chairman, and President, Schroder Series Trust. Senior Vice President, Schroder. President and Director, Schroder Fund Advisors Inc.

     William L. Means, Trustee. 65. Trustee, Schroder Series Trust. Formerly, Chief Investment Officer, Alaska Permanent Fund Corporation.

     Clarence F. Michalis, Trustee. 80. Trustee, Schroder Series Trust. Chairman of the Board of Directors, Josiah Macy, Jr. Foundation.

     Hermann C. Schwab, Trustee. 82. Trustee, Schroder Series Trust. Trustee, St. Luke's/Roosevelt Hospital Center. Formerly, consultant to Schroder Capital Management International Inc.

     Margaret H. Douglas-Hamilton, Vice President of the Trust. 60. Senior Vice President and General Counsel, Schroder U.S. Holdings Inc. Director, Senior Vice President and Secretary, Schroder.

     Michael Perelstein, Vice President of the Trust. 46. Senior Investment Officer, Schroder.

     Alan M. Mandel, Treasurer and Chief Financial Officer of the Trust. 44. Treasurer and Chief Financial Officer, Schroder Series Trust. First Vice President and Chief Financial Officer/Controller-NY, Schroder. Formerly, Director of Mutual Fund Administration for Salomon Brothers Asset Management.

     John A. Troiano, Vice President of the Trust. 42. Director and Deputy Chairman, Schroder. Formerly, employed by affiliates of Schroder in various positions in the investment research and portfolio management areas.

     Ira L. Unschuld, Vice President of the Trust. 36. Executive Vice President, Schroder.

     Carin F. Muhlbaum, Secretary of the Trust. 39. Clerk, Schroder Series Trust. Vice President, Schroder. Vice President and General Counsel, Schroder Fund Advisors Inc. Formerly, an investment management attorney with Seward & Kissel and prior thereto, with Gordon Altman Butowsky Weitzen Shalov & Wein.

     Nicholas Rossi, Assistant Secretary of the Trust. 38. Assistant Clerk, Schroder Series Trust. Assistant Vice President, Schroder. Assistant Vice President and Assistant Secretary, Schroder Fund Advisors Inc. Formerly, Mutual Fund Specialist, Wilkie Farr & Gallagher.

-------------------

(*) Trustee who is an "interested person" (as defined in the Investment Company
Act) of the Trust, Schroder, or Schroder Fund Advisors Inc.

Except as otherwise noted, the principal occupations of the Trustees and officers for the last five years have been with the employers shown above, although in some cases they have held different positions with such employers or their affiliates.

                              TRUSTEE COMPENSATION

Trustees who are not "interested persons" (as defined in the Investment Company
Act) of the Trust, Schroder, or Schroder Fund Advisors Inc. ("Disinterested Trustees") receive an annual retainer of $11,000 for their services as Trustees of all open-end investment companies distributed by Schroder Fund Advisors Inc., and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of such investment companies receive an additional $1,000 per year. Payment of the annual retainer is allocated among such investment companies based on their relative net assets. Payments of meeting fees are allocated only among those investment companies to which the meeting relates.

The table below sets forth information regarding compensation paid for the fiscal year ended October 31, 2001 to the Disinterested Trustees by the Trust and other funds in the Schroder "Fund Complex" (as defined below).

                               COMPENSATION TABLE

-----------------------------------------------------------------------------------------------------------

                (1)                                 (2)                                (3)

                                                 Aggregate              Total Compensation from Trust and
              Name of                           Compensation                       Fund Complex
              Trustee                            from Trust                     Paid to Trustees*
-----------------------------------------------------------------------------------------------------------
David N. Dinkins                                  $11,983                            $14,750
-----------------------------------------------------------------------------------------------------------
Peter E. Guernsey                                 $12,390                            $24,250
-----------------------------------------------------------------------------------------------------------
John I. Howell                                    $13,603                            $26,250
-----------------------------------------------------------------------------------------------------------
Peter S. Knight                                   $14,210                            $17,500
-----------------------------------------------------------------------------------------------------------
William L. Means                                  $14,210                            $27,500
-----------------------------------------------------------------------------------------------------------
Clarence F. Michalis                              $14,210                            $17,500
-----------------------------------------------------------------------------------------------------------
Hermann C. Schwab                                 $14,210                            $17,500
-----------------------------------------------------------------------------------------------------------

* The Total Compensation listed in column (3) for each Trustee includes compensation for services as Trustee of the Trust, Schroder Series Trust ("SST"), and Schroder Series Trust II, which terminated and was substantially liquidated on December 14, 2001 ("SST II"). The Trust, SST, and SST II are considered part of the same "Fund Complex" for these purposes.

The Trust's Trust Instrument provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Trust Instrument that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

                           SCHRODER AND ITS AFFILIATES

Schroder (together with its predecessors) has served as the investment adviser for each of the Funds since its inception. Schroder is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which currently engages through its subsidiary firms in the asset management business. Affiliates of Schroder U.S. Holdings Inc. (or their predecessors) have been investment managers since 1927. Schroder U.S. Holdings Inc. is an indirect, wholly owned U.S. subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates currently engage in the asset management business, and as of June 30, 2001, had under management assets of approximately $172 billion. Schroder's address is 787 Seventh Avenue, 34th Floor, New York, New York 10019.

Schroder Fund Advisors Inc., the Trust's principal underwriter, is a wholly-owned subsidiary of Schroder Investment Management North America Inc.

                         INVESTMENT ADVISORY AGREEMENTS

Under Amended and Restated Investment Advisory Agreements (the "Advisory Agreements") between the Trust and Schroder, Schroder, at its expense, provides the Funds with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and each Fund.

Under the Advisory Agreements, Schroder is required to regularly provide the Funds with investment research, advice, and supervision and furnishes continuously investment programs consistent with the investment objectives and policies of the various Funds, and determines, for the various Funds, what securities shall be purchased, what securities shall be held or sold, and what portion of a Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Trust Instrument and By-laws, and of the Investment Company Act, and to a Fund's investment objectives, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.

Schroder makes available to the Trust, without additional expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Schroder pays the compensation and expenses of officers and executive employees of the Trust. Schroder also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work. Schroder pays the Trust's office rent.

Under the Advisory Agreements, the Trust is responsible for all its other expenses, including clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses; accounting expenses; taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agent of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with Schroder; the cost of preparing and distributing reports and notices to shareholders; public and investor relations expenses; and fees and disbursements of custodians of the Funds' assets. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings, and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

The Advisory Agreements provide that Schroder shall not be subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with rendering service to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

The Advisory Agreements may be terminated without penalty by vote of the Trustees as to any Fund, by the shareholders of that Fund, or by Schroder, on 60 days' written notice. Each Advisory Agreement also terminates without payment of any penalty in the event of its assignment. In addition, each Advisory Agreement may be amended only by a vote of the shareholders of the affected Fund(s), and each Advisory Agreement provides that it will continue in effect from year to year only so long as such continuance is approved at least annually with respect to a Fund by vote of either the Trustees or the shareholders of the Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Schroder. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act.

The Former Related Portfolios. Prior to June 1, 1999 (or September 20, 1999 with respect to Schroder Emerging Markets Fund), each Fund (other than Schroder U.S. Large Cap Equity Fund and Schroder

Ultra Fund) invested all of its assets in a related portfolio (each, a "Former Related Portfolio" and collectively the "Former Related Portfolios") having the same investment objectives and substantially the same investment policies as the relevant Fund. As long as a Fund remained completely invested in a Former Related Portfolio (or any other investment company), Schroder was not entitled to receive any investment advisory fee from the Fund.

Schroder was the investment advisor to each of the Former Related Portfolios pursuant to investment advisory agreements (each a "Portfolio Advisory Agreement") between Schroder and Schroder Capital Funds, on behalf of the Former Related Portfolio. Schroder received an investment advisory fee with respect to each Former Related Portfolio. Each Portfolio Advisory Agreement was the same in all material respects as the Advisory Agreements, except that the annual advisory fee payable to Schroder by the Former Related Portfolio of Schroder International Fund was 0.45% of the Portfolio's average daily net assets and the annual advisory fee payable to Schroder by Schroder International Fund under its Advisory Agreement is 0.50% up to $100 million, 0.40% of the next $150 million, and 0.35% in excess of $250 million, with respect to the Fund's average daily net assets. Schroder has contractually agreed that the annual advisory fee paid to it by Schroder International Fund through October 31, 2002 will be limited to 0.45% of the Fund's average daily net assets. Each of the Funds that invested in a Former Related Portfolio bore a proportionate part of the investment advisory fees paid by such portfolio (based on the percentage of that portfolio's assets attributable to the Fund).

RECENT INVESTMENT ADVISORY FEES. In June of 1999, Schroder Emerging Markets Fund, Schroder U.S. Smaller Companies Fund, and Schroder Ultra Fund changed their fiscal year end from May 31 to October 31. The following table sets forth the investment advisory fees paid by each of these Funds during the fiscal years ended October 31, 2001 and October 31, 2000, for the period June 1, 1999 through October 31, 1999, and for the preceding fiscal year, ended May 31, 1999. In the cases of Schroder Emerging Markets Fund and Schroder U.S. Smaller Companies Fund, these fees include fees paid indirectly through the Former Related Portfolios (for periods through September 20, 1999 and May 31, 1999, respectively) and directly to Schroder (since September 20, 1999 and June 1, 1999, respectively). The fees listed in the following table reflect reductions pursuant to expense limitations and/or fee waivers in effect during such periods.

-----------------------------  -----------------  ----------------  -----------------  ------------------
                               Investment
                               Advisory           Investment        Investment         Investment
                               Fees Paid for      Advisory Fees     Advisory Fees      Advisory Fees
                               Fiscal Year        Paid for Fiscal   Paid for the       Paid for Fiscal
                               Ended              Year Ended        Period 6/1/99      Year Ended
Fund                           10/31/01           10/31/00          through 10/31/99   5/31/99
-----------------------------  -----------------  ----------------  -----------------  ------------------
Schroder Emerging Markets      $98,852            $89,370           $0                 $0
Fund
-----------------------------  -----------------  ----------------  -----------------  ------------------
Schroder U.S. Smaller          $49,257            $254,439          $76,803            $350,140
Companies Fund
-----------------------------  -----------------  ----------------  -----------------  ------------------
Schroder Ultra Fund            $1,450,720         $593,574          $49,655            $30,004
-----------------------------  -----------------  ----------------  -----------------  ------------------


The following table sets forth the investment advisory fees paid by each of the remaining Funds during the three most recent fiscal years, including fees paid indirectly through the Former Related Portfolios (for periods through May 31,
1999) and directly to Schroder (since June 1, 1999). The fees listed in the following table reflect reductions pursuant to expense limitations and/or fee waivers in effect during such periods.

-----------------------------  --------------------  --------------------  -----------------------
                               Investment Advisory   Investment Advisory
                               Fees Paid for         Fees Paid for         Investment Advisory
                               Fiscal Year Ended     Fiscal Year Ended     Fees Paid for Fiscal
Fund                           10/31/01              10/31/00              Year Ended 10/31/99
-----------------------------  --------------------  --------------------  -----------------------
Schroder International Fund    $47,760               $408,079              $565,892
-----------------------------  --------------------  --------------------  -----------------------
Schroder International         $34,595               $4,665                $0
Smaller Companies Fund
-----------------------------  --------------------  --------------------  -----------------------
Schroder U.S. Large Cap        $148,452              $118,130              $42,491
Equity Fund
-----------------------------  --------------------  --------------------  -----------------------

WAIVED FEES. For the periods shown above, a portion of the advisory fees payable to Schroder (including fees payable by the Former Related Portfolio) were waived in the following amounts pursuant to expense limitations and/or fee waivers observed by Schroder for the noted Fund during such periods.

-----------------------------  ----------------  ---------------  -----------------  --------------------
                               Fees Waived       Fees Waived      Fees Waived
                               During Fiscal     During Fiscal    During the         Fees Waived During
                               Year Ended        Year Ended       Period 6/1/99      Fiscal Year Ended
Fund                           10/31/01          10/31/00         through 10/31/99   5/31/99
-----------------------------  ----------------  ---------------  -----------------  --------------------
Schroder Emerging Markets      $213,982          $167,944         $65,719            $10,953
Fund
-----------------------------  ----------------  ---------------  -----------------  --------------------
Schroder U.S. Smaller          $100,780          $3,721           $29,847            $0
Companies Fund
-----------------------------  ----------------  ---------------  -----------------  --------------------
Schroder Ultra Fund            $33,541           $30,346          $37,550            $72,211
-----------------------------  ----------------  ---------------  -----------------  --------------------

-----------------------------  -------------------  ---------------------  ----------------------
                               Fees Waived During   Fees Waived During     Fees Waived During
                               Fiscal Year Ended    Fiscal Year Ended      Fiscal Year Ended
Fund                           10/31/01             10/31/00               10/31/99
-----------------------------  -------------------  ---------------------  ----------------------
Schroder International Fund    $246,520             $202,208               $73,657
-----------------------------  -------------------  ---------------------  ----------------------

Schroder International         $144,117             $129,685               $71,451
Smaller Companies Fund
-----------------------------  -------------------  ---------------------  ----------------------
Schroder U.S. Large Cap        $80,220              $29,632                $60,451
Equity Fund
-----------------------------  -------------------  ---------------------  ----------------------


                             ADMINISTRATIVE SERVICES

On behalf of each Fund (except Schroder U.S. Large Cap Equity Fund), the Trust has entered into an administration agreement with Schroder Fund Advisors Inc., under which Schroder Fund Advisors Inc. provides management and administrative services necessary for the operation of the Funds, including: (1) preparation of shareholder reports and communications; (2) regulatory compliance, such as reports to and filings with the SEC and state securities commissions; and (3) general supervision of the operation of the Funds, including coordination of the services performed by its investment adviser, transfer agent, custodian, independent accountants, legal counsel and others. Schroder Fund Advisors Inc. is a wholly owned subsidiary of Schroder and is a registered broker-dealer organized to act as administrator and distributor of mutual funds.

For providing administrative services, Schroder Fund Advisors Inc. is entitled to receive a monthly fee at the following annual rates (based upon each Fund's average daily net assets): 0.225% with respect to Schroder International Fund; and 0.25% with respect to Schroder Emerging Markets Fund, Schroder International Smaller Companies Fund, Schroder U.S. Smaller Companies Fund, and Schroder Ultra Fund. The administration agreement is terminable with respect to the Funds without penalty, at any time, by the Trustees upon 60 days' written notice to Schroder Fund Advisors Inc. or by Schroder Fund Advisors Inc. upon 60 days' written notice to the Trust.

Effective November 5, 2001, the Trust entered into a sub-administration and accounting agreement with SEI Investments Mutual Fund Services ("SEI"). Under that agreement, the Trust, together with all mutual funds managed by Schroder, pays fees to SEI based on the combined average daily net assets of all the funds in the Schroder complex, according to the following annual rates: 0.15% on the first $300 million of such assets, and 0.12% on such assets in excess of $300 million, subject to certain minimum charges. Each Fund pays its pro rata portion of such expenses. The sub-administration and accounting agreement is terminable by either party at the end of a three year initial term or thereafter, at any time, by either party upon 60 days' written notice to the other party. The sub-administration and accounting agreement is terminable by either party in the case of a material breach.

From June 1, 1999 to November 4, 2001, the Trust received sub-administration and accounting services from State Street Bank and Trust Company ("State Street"). State Street received fees from the Funds based on the combined average daily net assets of all the Funds in the Schroder Fund complex according to the following annual rates: 0.06% on the first $1.7 billion of such assets; 0.04% on the next $1.7 billion of such assets; and 0.02% of such assets in excess of $3.4 billion, subject to certain minimum charges. Such minimum charges were increased for the period from June 1, 2001 to November 4, 2001. Prior to June 1, 1999, Forum Administrative Services, LLC ("FAdS") provided certain administrative services to the Funds according to a different fee schedule than the schedule currently payable to Schroder Fund Advisors Inc. and SEI.

RECENT ADMINISTRATIVE FEES. During the three most recent fiscal years (and the additional period listed for Schroder Emerging Markets Fund, Schroder U.S. Smaller Companies Fund, and Schroder Ultra Fund, each of which changed their fiscal year end from May 31 to October 31 in June of 1999) the Funds paid the following fees to Schroder Fund Advisors Inc., State Street and FadS pursuant to the administration agreements in place during such periods. As SEI did not commence providing sub-administration services to the Funds until after the conclusion of the most recent fiscal year of each of the Funds, no fees paid to SEI are shown below. The fees listed in the following table reflect reductions pursuant to fee waivers and expense limitations in effect during such periods.

--------------------  --------------------  --------------------  ------------------  --------------------
                                                                  Administration      Administration
                      Administration Fees   Administration Fees   Fees Paid for the   Fees Paid for
                      Paid for Fiscal       Paid for Fiscal       Period 6/1/99       Fiscal Year Ended
Fund                  Year Ended 10/31/01   Year Ended 10/31/00   through 10/31/99    5/31/99
--------------------  --------------------  --------------------  ------------------  --------------------
Schroder              Schroder Fund         Schroder Fund         Schroder Fund       Schroder Fund
Emerging              Advisors Inc.         Advisors Inc.         Advisors Inc.       Advisors Inc.
Markets Fund          $78,208               $64,329               $0                  $0

                      State Street          State Street          State Street        FAdS  $847
                      $49,607               $37,130               $1,083
--------------------  --------------------  --------------------  ------------------  --------------------
Schroder U.S.         Schroder Fund         Schroder Fund         Schroder Fund       Schroder Fund
Smaller Companies     Advisors Inc.         Advisors Inc.         Advisors Inc.       Advisors Inc.
Fund                  $74,981               $139,750              $53,348             $139,898

                      State Street          State Street          State Street        FAdS  $41,969
                      $44,850               $58,903               $21,508
--------------------  --------------------  --------------------  ------------------  --------------------
Schroder Ultra Fund   Schroder Fund         Schroder Fund         Schroder Fund       Schroder Fund
                      Advisors Inc.         Advisors Inc.         Advisors Inc.       Advisors Inc.
                      $296,868              $124,784              $17,441             $20,443

                      State Street          State Street          State Street        FAdS  $8,177
                      $208,943              $53,552               $7,060
--------------------  --------------------  --------------------  ------------------  --------------------

---------------------  -------------------------  -------------------------  -------------------------
                       Administration Fees Paid   Administration Fees Paid   Administration Fees
                       for Fiscal Year Ended      for Fiscal Year Ended      Paid for Fiscal Year
Fund                   10/31/01                   10/31/00                   Ended 10/31/99
---------------------  -------------------------  -------------------------  -------------------------
Schroder               Schroder Fund Advisors     Schroder Fund Advisors     Schroder Fund Advisors
International Fund     Inc. $133,194              Inc.  $287,297             Inc.  $199,346

                       State Street               State Street  $132,282     State Street  $64,975
                       $78,115
                                                                             FAdS  $38,815
---------------------  -------------------------  -------------------------  -------------------------
Schroder               Schroder Fund Advisors     Schroder Fund Advisors     Schroder Fund Advisors
International          Inc.  $52,560              Inc.  $39,510              Inc.  $0
Smaller Companies
Fund                   State Street  $34,645      State Street  $20,250      State Street  $16,090

                                                                             FAdS  $2,349
---------------------  -------------------------  -------------------------  -------------------------
Schroder U.S. Large    Schroder Fund Advisors     Schroder Fund Advisors     Schroder Fund Advisors
Cap Equity Fund        Inc.  $0                   Inc.  $0                   Inc.  $0

                       State Street               State Street  $21,778      State Street  $5,922
                       $44,674
                                                                             FAdS  $7,845
---------------------  -------------------------  -------------------------  -------------------------


                                   DISTRIBUTOR

Pursuant to a Distribution Agreement with the Trust, Schroder Fund Advisors Inc. (the "Distributor"), 787 Seventh Avenue, New York, New York 10019, serves as the distributor for the Trust's continually offered shares. The Distributor pays all of its own expenses in performing its obligations under the Distribution Agreement. The Distributor is not obligated to sell any specific amount of shares of any Fund. Please see "Schroder and its Affiliates" for ownership information regarding the Distributor.

SHAREHOLDER SERVICING PLAN FOR ADVISOR SHARES. Each Fund had previously adopted a Shareholder Servicing Plan (the "Service Plan") for its Advisor Shares (except for Schroder Ultra Fund which never offered Advisor Shares). Effective June 23, 2000, the Advisor Shares of each Fund were recapitalized to Investor Shares, such that no Fund presently has any Adivsor Shares outstanding.

Schroder U.S. Smaller Companies Fund is the only Fund that made payments under the Service Plan. In June 1999, that Fund changed its fiscal year end from May 31 to October 31. For the fiscal year ended October 31, 2000, for the period June 1, 1999 through October 31, 1999, and for the fiscal year ended May 31, 1999, the Fund paid $6,211, $5,209, and $11,960, respectively, to the Distributor under the Service Plan. All such payments were, in turn, repaid by the Distributor to service organizations.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

  ALLOCATION. Schroder may deem the purchase or sale of a security to be in the best interest of a Fund or Funds as well as other clients of Schroder. In such cases, Schroder may, but is under no obligation to, aggregate all such transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, such transactions will be allocated among the clients in a manner believed by Schroder to be fair and equitable and consistent with its fiduciary obligations to each client at an average price and commission. Generally, orders are allocated on a pro rata basis. With respect to Schroder Emerging Markets and Schroder International Smaller Companies Funds, however, shares may be allocated other than on a pro rata basis when the amount completed is less than 20% of the total outstanding order.

  BROKERAGE AND RESEARCH SERVICES. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Schroder may determine to pay a particular broker varying commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States, and therefore certain portfolio transaction costs may be higher than the costs for similar transactions executed on U.S. securities exchanges. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

  Schroder places all orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain the best price and execution available. In seeking the best price and execution, Schroder considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction (taking into account market prices and trends), the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

  It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from several broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, Schroder receives research, statistical, and quotation services from many broker-dealers with which it places the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to Schroder and its affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing a Fund. The investment advisory fee paid by a Fund is not reduced because Schroder and its affiliates receive such services.

  As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), and by the Advisory Agreements, Schroder may cause a Fund to pay a broker that provides brokerage and research services to Schroder an amount of disclosed commission for effecting a securities transaction for a Fund in excess of the commission which another broker would have charged for effecting that transaction. Schroder's authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

  OTHER PRACTICES. Schroder also manages private investment companies ("hedge funds") that it markets to, among others, existing Schroder clients. These hedge funds may invest in the same securities as those invested in by the Funds. The hedge funds' trading methodologies are generally different than those of the Funds and usually include short selling and the aggressive use of leverage. At times, the hedge funds may be selling short securities held long in a Fund. In addition, portfolio managers who manage the hedge funds may manage one or more of the Funds. The hedge funds are structured so that when they reach a certain asset size, the portfolio managers will be compensated through sharing in the profits generated to Schroder by the hedge funds. In the context of this performance compensation structure, the differences in trading methodologies between the hedge fund and a Fund may result in a conflict of interest. Schroder is aware of this potential conflict of interest and has instituted procedures to assure that transactions effected on behalf of the hedge funds do not adversely impact the Funds. These procedures include the co-authorization by portfolio managers, whose compensation is independent of the profitability of the hedge funds, of transactions on behalf of the hedge funds and more frequent compliance review of transactions effected for all clients, including the Funds, in the same sector.

  The following tables show the aggregate brokerage commissions paid for the three most recent fiscal years (and the other periods shown) with respect to each Fund that incurred brokerage costs. For each Fund that invested in a Former Related Portfolio, the amounts listed represent aggregate brokerage commissions paid by such Portfolio.

---------------------  --------------------  --------------------  --------------------  ---------------------
                                                                   Brokerage
                       Brokerage             Brokerage             Commissions Paid      Brokerage
                       Commissions Paid      Commissions Paid      During the Period     Commissions Paid
                       During Fiscal Year    During Fiscal Year    6/1/99 through        During Fiscal
Year
Fund                   Ended 10/31/01        Ended 10/31/00        10/31/99(a)           Ended 5/31/99
---------------------  --------------------  --------------------  --------------------  ---------------------
Schroder Emerging      $236,506              $333,446              $73,524               $149,918
Markets Fund
---------------------  --------------------  --------------------  --------------------  ---------------------
Schroder U.S.          $104,338              $282,649              $81,772               $1,069,409
Smaller Companies
Fund
---------------------  --------------------  --------------------  --------------------  ---------------------
Schroder Ultra Fund    $1,222,680            $537,276              $44,541               $49,558
---------------------  --------------------  --------------------  --------------------  ---------------------

(a) Effective October 31, 1999, each of these Funds changed its fiscal year from May 31 to October 31.

------------------------  -----------------------  ------------------------  ------------------------------

                          Brokerage Commissions    Brokerage Commissions
                          Paid During Fiscal       Paid During Fiscal Year   Brokerage Commissions Paid
                          Year Ended               Ended                     During Fiscal Year Ended
Fund                      10/31/01                 10/31/00                  10/31/99
------------------------  -----------------------  ------------------------  ------------------------------
Schroder International    $346,830                 $597,563                  $424,870
Fund
------------------------  -----------------------  ------------------------  ------------------------------
Schroder International    $64,840                  $62,118                   $28,729
Smaller Companies Fund
------------------------  -----------------------  ------------------------  ------------------------------
Schroder U.S. Large Cap   $67,064                  $56,475                   $18,215
Equity Fund
------------------------  -----------------------  ------------------------  ------------------------------

         During their most recent fiscal years (and the other periods shown), the total brokerage commissions paid by the Funds to brokers and dealers in transactions identified for execution on the basis of research and other services provided to the Funds are summarized below.

         The following table shows information regarding Fund transactions placed with brokers and dealers during the fiscal year ended October 31, 2001 identified as having been executed on the basis of research and other services provided by the broker or dealer.

------------------------------------  ----------------------------------  -----------------------------------
                Fund                          Total Dollar Value                Commissions Paid with
                                             of Such Transactions            Respect to Such Transactions
------------------------------------  ----------------------------------  -----------------------------------
Schroder Emerging Markets Fund        $52,563                             $330 (which amount represents
                                                                          approximately 0.14% of the total
                                                                          brokerage commissions paid by the
                                                                          Fund)
------------------------------------  ----------------------------------  -----------------------------------
Schroder U.S. Large Cap Equity Fund   $5,598,742                          $6,397 (which amount represents
                                                                          approximately 10.14% of the total
                                                                          brokerage commissions paid by the
                                                                          Fund)
------------------------------------  ----------------------------------  -----------------------------------
Schroder International Smaller        $136,978                            $192 (which amount represents
Companies Fund                                                            approximately 0.30% of the total
                                                                          brokerage commissions paid by the
                                                                          Fund)
------------------------------------  ----------------------------------  -----------------------------------
Schroder U.S. Smaller Companies Fund  $2,571,632                          $3,845 (which amount represents
                                                                          approximately 3.68% of the total
                                                                          brokerage commissions paid by the
                                                                          Fund)
------------------------------------  ----------------------------------  -----------------------------------

------------------------------------  ----------------------------------  -----------------------------------
Schroder Ultra Fund                   $3,284,443                          $11,784 (which amount represents
                                                                          approximately 1.05% of the total
                                                                          brokerage commissions paid by the
                                                                          Fund)
------------------------------------  ----------------------------------  -----------------------------------


                        DETERMINATION OF NET ASSET VALUE

  The net asset value per share of each class of shares of each Fund is determined daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading.

  The Trustees have established procedures for the valuation of a Fund's securities, which are summarized below.

  Equities listed or traded on a domestic or foreign stock exchange (including the National Association of Securities Dealers' Automated Quotation System ("NASDAQ")) for which last sales information is regularly reported are valued at their last reported sales prices on such exchange on that day or, in the absence of sales that day, such securities are valued at the mean of closing bid and ask prices ("mid-market price") or, if none, the last sales price on the preceding trading day. (Where the securities are traded on more than one exchange, they are valued on the exchange on which the security is primarily traded.) Securities purchased in an initial public offering and which have not commenced trading in a secondary market are valued at cost. Unlisted securities for which over-the-counter market quotations are readily available generally are valued at the most recently reported mid-market prices. Except as noted below with regard to below investment grade and emerging markets debt instruments, fixed income securities with remaining maturities of more than 60 days are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of fixed income securities, or through obtaining independent quotes from market makers. Below investment grade and emerging markets debts instruments ("high yield debt") will ordinarily be valued at priced supplied by a Fund's pricing services based on the mean of bid and asked prices supplied by brokers or dealers; provided, however, that if the bid-asked spread exceeds five points, then that security will be valued at the bid price. Short-term fixed income securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless Schroder believes another valuation is more appropriate. Securities for which current market quotations are not readily available are valued at fair value pursuant to procedures established by the Trustees.

  Options on indices or exchange-traded fund ("ETF") shares shall be valued at the mid-market price reported as of the close of the Chicago Board of Options Exchange. Other options and futures contracts traded on a securities exchange or board of trade shall be valued at the last reported sales price or, in the absence of a sale, at the closing mid-market price. Options not traded on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the most recently reported mid-market price.

  All assets and liabilities of a Fund denominated in foreign currencies are translated into U.S. dollars based on the mid-market price of such currencies against the U.S. dollar at the time when last quoted.

  Long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities and certain foreign securities may be stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities.

  If any securities held by a Fund are restricted as to resale, Schroder will obtain a valuation based on the current bid for the restricted security from one or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security. If Schroder is unable to obtain a fair valuation for a restricted security from an independent dealer or other independent party, a pricing committee (comprised of certain directors and officers at Schroder) shall determine the bid value of such security. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

  Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Trust's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Trust's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value.

  The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Each Fund's assets will be further allocated among its constituent classes of shares on the Trust's books of account. Expenses with respect to any two or more Funds or classes may be allocated in proportion to the net asset values of the respective Funds or classes except where allocations of direct expenses can otherwise be fairly made to a specific Fund or class.

                                      TAXES

  Each Fund intends to qualify each year and elect to be taxed as a "regulated investment company" (a "RIC") under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

  As a RIC qualifying to have its tax liability determined under Subchapter M, a Fund will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to shareholders.

In order to qualify as a RIC, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities or securities of other RICs) or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses.

If a Fund does not qualify for taxation as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

In order to receive the favorable tax treatment accorded RICs and their shareholders, a Fund must in general distribute with respect to each taxable year at least 90% of its ordinary income (including net short-term capital gains) and its tax-exempt interest income, net of expenses attributable to such interest. Each Fund intends to make such distributions.

If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if a Fund is permitted so to elect and so elects), plus any retained amount from the prior years (to the extent not presently subject to tax under Subchapter M), that Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by that Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

A Fund's distributions will be taxable to you as ordinary income to the extent derived from the Fund's investment income and net short-term gains (that is, net gains from capital assets held for no more than one year). Distributions designated by a Fund as deriving from net gains on capital assets held for more than one year will be taxable to you as long-term capital gains (generally subject to a 20% tax rate), regardless of how long you have held the shares. Distributions will be taxable to you as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year the Trust will notify each shareholder of the amount and tax status of distributions paid to the shareholder by each of the Funds for the preceding year. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

Upon the disposition of shares of a Fund (whether by sale, exchange, or redemption), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Long-term capital gains will generally be taxed at a federal income tax rate of 20% (but see below for rules on "qualified 5-year gain"). In general, any loss realized upon a taxable disposition of shares will be treated as long-term capital loss if the shares have been held for more than one year, and otherwise as short-term capital loss. However, any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. In addition, any loss realized on a sale or exchange of shares will be disallowed to the extent that you replace the disposed of shares with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition.

With respect to investment income and gains received by a Fund from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income or loss and may affect the timing or amount of the Fund's distributions, including in situations where such distributions may economically represent a return of a particular shareholder's investment. Investments, if any, in "passive foreign investment companies" could subject the Fund to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a "qualified electing fund."

If a Fund is liable for foreign taxes, and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund may make an election to permit its shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. In such a case, shareholders would include in gross income from foreign sources their pro rata share of such taxes. Shareholders then may take a foreign tax credit against their U.S. federal income tax liability for the amount of such foreign taxes or else deduct such foreign taxes as an itemized deduction from gross income, subject to certain limitations (including, with respect to a foreign tax credit, a holding period requirement).

If a Fund engages in hedging transactions, including hedging transactions in options, forward or futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert capital gain into ordinary income, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

A Fund's investments, if any, in securities issued at a discount (for example, zero-coupon bonds) and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities that it otherwise would have continued to hold.

A Fund may be required to withhold up to 30.5% of certain of your dividends if you have not provided the Fund with your correct taxpayer identification number (normally your Social Security number), or if you are otherwise subject to back-up withholding. For amounts paid in 2002 and 2003, the rate is scheduled to be 30%.

For taxable years beginning after December 31, 2000, the maximum tax rates for gain from capital assets (including Fund shares) held by a non-corporate shareholder for more than 5 years ("qualified 5-year gain") are 8 percent and 18 percent (rather than 10 percent and 20 percent). The 18-percent rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2, 2001). The mark-to-market election may be disadvantageous from a federal tax perspective, and shareholders shall consult their tax advisors before making such an election.

The foregoing discussion is primarily a summary of certain federal income tax consequences of investing in a Fund based on the law as of the date of this SAI. The discussion does not address special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, financial institutions and investors making in-kind contributions to a Fund. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local and, where applicable, foreign tax consequences of investing in a Fund.

                         PRINCIPAL HOLDERS OF SECURITIES

To the knowledge of the Trust, as of January 11, 2002, no person owned beneficially more than 25% of the outstanding voting securities of any Fund, except as indicated on Appendix A hereto. These persons may be deemed to control the noted Funds. The Trust is not aware of any other person that may control a Fund.

To the knowledge of the Trust, as of January 11, 2002, the Trustees of the Trust and the officers of the Trust, as a group, owned less than 1% of the outstanding shares of each Fund, except that the Trustees and officers as a group owned approximately 15% of the outstanding shares of Schroder Ultra Fund.

To the knowledge of the Trust, as of January 11, 2002, no person owned of record, or was known to the Trust to own beneficially, more than 5% of the outstanding Investor Shares of a Fund other than as set forth on Appendix A to this Statement. Because these shareholders hold a substantial number of shares, they may be able to require that the Trust hold special shareholder meetings and may be able to determine the outcome of any shareholder vote.

                             PERFORMANCE INFORMATION

Average annual total return of a class of shares of a Fund for one-, five-, and ten-year periods (or for such shorter periods as shares of that class of shares of the Fund have been offered) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in that class of shares at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year or less is equal to the actual return during that period. Total return calculations assume reinvestment of all Fund distributions at net asset value on their respective reinvestment dates. Total return may be presented for other periods.

ALL PERFORMANCE DATA IS BASED ON PAST INVESTMENT RESULTS AND DOES NOT PREDICT FUTURE PERFORMANCE. Investment performance of a Fund's shares, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, and the Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objectives and policies.

Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. These factors should be considered when comparing the investment results of a Fund's shares to those of various classes of other mutual funds and other investment vehicles. Performance for each Fund's shares may be compared to various indices.

The table below sets forth the average annual total return of Investor Shares of the Funds for the noted periods ended October 31, 2001.


      AVERAGE ANNUAL TOTAL RETURN FOR ANNUAL PERIODS ENDED OCTOBER 31, 2001

------------------  -----------  ----------  -----------  -----------------  ----------------

                                                           SINCE INCEPTION      INCEPTION
                                                               OF FUND           DATE OF
       FUND           1 YEAR       5 YEAR      10 YEAR      (ANNUALIZED)          FUND
------------------  -----------  ----------  -----------  -----------------  ----------------
Schroder Emerging    -28.60%        N/A          N/A           -5.86%           10/31/97
Markets Fund

------------------  -----------  ----------  -----------  -----------------  ----------------
Schroder U.S.          3.25%      12.00%       16.84%            N/A             8/06/93
Smaller Companies
Fund
------------------  -----------  ----------  -----------  -----------------  ----------------
Schroder Ultra        85.74%        N/A          N/A          -91.21%           10/15/97
Fund(1)
------------------  -----------  ----------  -----------  -----------------  ----------------
Schroder             -24.96%       2.12%        6.20%           8.94%           12/19/85
International Fund

------------------  -----------  ----------  -----------  -----------------  ----------------
Schroder             -28.67%       7.52%         N/A            7.52%           11/4/96
International
Smaller Companies
Fund
------------------  -----------  ----------  -----------  -----------------  ----------------
Schroder U.S.        -28.28%       8.96%       11.53%          10.46%           10/31/70
Large Cap Equity
Fund
------------------  -----------  ----------  -----------  -----------------  ----------------

     (1) Formerly, Schroder Micro Cap Fund. Effective March 1, 2001, the Fund changed its name and certain investment limits under its principal investment strategies. Although the portfolio manager is currently managing the Fund in a manner substantially similar to the way the Fund was managed in prior periods, the Fund would not necessarily have achieved the final results and total returns listed above under its current policies.

From time to time, Schroder, SEI, or any of their affiliates that provide services to the Fund may reduce their compensation or assume expenses of a Fund in order to reduce the Fund's expenses, as described in the Trust's current Prospectus. Any such waiver or assumption would increase a Fund's total return during the period of the waiver or assumption.

                                    CUSTODIAN

JP Morgan Chase Bank, 270 Park Avenue, New York, New York ("Chase"), is the custodian of the assets of each Fund, except that State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 ("State Street"), currently serves as custodian with respect to the assets of Schroder Emerging Markets Fund. The custodian's responsibilities include safeguarding and controlling a Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a Fund's investments. The custodian does not determine the investment policies of a Fund or decide which securities a Fund will buy or sell. Prior to November 5, 2001, State Street served as custodian to each of the Funds.

The Bank of New York ("BONY"), One Wall Street, 4th Floor, New York, New York 10286, serves as custodian with respect to certain securities and other assets held by the Funds from time to time in connection with repurchase agreement transactions. BONY provides custodial services with respect to such securities substantially similar to those provided by Chase.

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Boston Financial Data Services, Inc., 66 Brooks Drive, Braintree, Massachusetts 02184, is the Trust's registrar, transfer agent and dividend disbursing agent.

                             INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, the Trust's independent accountants, provide audit services, and tax return preparation services. Their address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103.

                                 CODE OF ETHICS

The Trust, Schroder, and Schroder Fund Advisors Inc. have adopted a Code of Ethics pursuant to the requirements of the Investment Company Act. Subject to certain restrictions, this Code of Ethics permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds.

                                  LEGAL COUNSEL

Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Trust.

                              SHAREHOLDER LIABILITY

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Trust Instrument disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust's Trust Instrument provides for indemnification out of a Fund's property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

                              FINANCIAL STATEMENTS

The Reports of Independent Accountants, financial highlights, and financial statements in respect of each Fund are included in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 2001 on Form N-30D under the Investment Company Act, filed electronically with the Securities and Exchange Commission on December 31, 2001 (File No. 811-1911; Accession No. 0000950135-01-504031). The Reports, financial highlights and financial statements referred to above are incorporated by reference into this Statement of Additional Information. PricewaterhouseCoopers LLP's consent to the references to that firm in the Registration Statement is filed as an exhibit to the Registration Statement.

                                   APPENDIX A


                          HOLDERS OF OUTSTANDING SHARES

To the knowledge of the Trust, as of January 11, 2002, no other person owned of record, or was known to the Trust to own beneficially, 5% or more of the outstanding Investor Shares of any Fund, except as set forth below.


---------------------------------------------  ---------------------------------
                                                  Percentage of Outstanding
Record or Beneficial Owner                          Investor Shares Owned
---------------------------------------------  ---------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND

---------------------------------------------  ---------------------------------
Charles Schwab & Co. Inc.                                  41.55%
Special Cust AC for the Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122
---------------------------------------------  ---------------------------------
Balsa & Co (Reinvest)                                      13.74%
c/o Chase Manhattan Bank
Quality Assurance Dept.
16HCB 040
P.O. Box 2558
Houston, TX  77252-2558
---------------------------------------------  ---------------------------------
National Financial Services Corp.                           8.80%
For Exclusive Benefit of Customers
Attn: Mutual Funds Dept., 5th Floor
200 Liberty Street
1 World Financial Center
New York, NY 10281-1003
---------------------------------------------  ---------------------------------
Fidelity Investments Institutional                          7.56%
Operations Co. Inc. (FIIC) as Agent for
Certain Employee Benefit Plan
100 Magellan Way KWIC
Covington, KY  41015-1999
---------------------------------------------  ---------------------------------

SCHRODER U.S. LARGE CAP EQUITY FUND

---------------------------------------------  ---------------------------------
State Street Bank & Trust Co.                              14.67%
Trustee of the LEWCO Securities Pension
Plan T26501
Attn:  Paul Chwaliszewski
P.O. Box 351
Boston, MA  02101-0351
---------------------------------------------  ---------------------------------
Bank of New York for Various Plans                          8.84%
LEWCO Securities Corp. dated
10/1/98
The Centre at Purchase
3 Manhattanville Road
Purchase, NY 10577-2116
---------------------------------------------  ---------------------------------
BNY Clearing Services                                       8.69%
A/C 6556-5857
Post & Co. 178075
111 East Kilbourn Avenue
Milwaukee, WI 53202-6683
---------------------------------------------  ---------------------------------
Security Nominees Inc.                                      6.83%
1 State Street
New York, NY 10004-1417
---------------------------------------------  ---------------------------------

SCHRODER INTERNATIONAL FUND

---------------------------------------------  ---------------------------------
Wells Fargo Bank Minnesota NA                              21.91%
FBO North Country Health Service
#13363010
P.O. Box 1533
Minneapolis, MN  55480-1533
---------------------------------------------  ---------------------------------
Samuel & Saidye Bronfman Family FDN                        20.41%
Michael Boucher
Claridge, Inc.
1170 Peel Street, 8th Floor
Montreal, Quebec
H3B 4P2 Canada
---------------------------------------------  ---------------------------------

---------------------------------------------  ---------------------------------
Schroder Nominees Ltd.                                     10.45%
Attn: Suresh Chauhan
33 Gutter Lane, 2nd Floor
London EC2V 8AS
United Kingdom
---------------------------------------------  ---------------------------------

---------------------------------------------  ---------------------------------
Wells Fargo Bank Minnesota N.A.                            10.24%
FBO North Country Pension-Distribution
#13361820
P.O. Box 1533
Minneapolis, MN 55480-1533
---------------------------------------------  ---------------------------------
Trulin & Co.                                                9.40%
c/o Chase Lincoln First Bank N.A.
Attn: Ed Sheidlower
Rochester, NY 14603-1412
---------------------------------------------  ---------------------------------
Penlin & Co.                                                8.60%
c/o Chase Lincoln First Bank N.A.
Attn: Ed Sheidlower
Rochester, NY 14603-1412
---------------------------------------------  ---------------------------------

SCHRODER INTERNATIONAL SMALLER COMPANIES FUND

---------------------------------------------  ---------------------------------
Charles Schwab & Co. Inc.                                  50.26%
Special Cust AC for the Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122
---------------------------------------------  ---------------------------------
National Financial Services Corp.                          16.72%
For Exclusive Benefit of Customers
Attn: Mutual Funds Dept., 5th Floor
200 Liberty Street
1 World Financial Center
New York, NY 10281-1003
---------------------------------------------  ---------------------------------
Schroder Investment Management                             11.27%
Client A/C
Attn:  Suresh Chauhan
33 Gutter Lane, 2nd Floor
London EC2V8AS United Kingdom
---------------------------------------------  ---------------------------------

  SCHRODER EMERGING MARKETS FUND

---------------------------------------------  ---------------------------------
Charles Schwab & Co. Inc.                                   29.77%
Special Custodian for the Benefit of
Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122
---------------------------------------------  ---------------------------------

---------------------------------------------  ---------------------------------
USAA Federal Savings Bank                                   28.37%
Attn:  Trust Dept./David C. Sharman
P.O. Box 690827
San Antonio, TX 78269-0827
---------------------------------------------  ---------------------------------
Frost National Bank TTEE                                    18.74%
FBO USAA Employee Benefits
Association Post Retired Taxable
Frost National Bank
P.O. Box 2479
San Antonio, TX  78298-2479
---------------------------------------------  ---------------------------------
State Street Bankn Successor Trustee                        10.23%
U/A USAA Retirement Savings Plan
Attn:  Yvonne Lee
Defined Contribution Services
105 Rosemont Road #WES1N
Westwood, MA  02090-2318
---------------------------------------------  ---------------------------------
State Street Bank and Trust Company                         8.45%
FBO USAA Deferred Compensation
Dtd. 9/1/00
Attn: Robert Skinner
1 Enterprise Dr. SWSC
North Quincy, MA 02171-2126
---------------------------------------------  ---------------------------------

  SCHRODER ULTRA FUND

---------------------------------------------  ---------------------------------
Charles Schwab & Co. Inc.                                  35.81%
Special Cust AC for the Benefit of
Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122
---------------------------------------------  ---------------------------------
Ira Unschuld*                                               14%**
787 7th Avenue, 34th Floor
New York, NY 10019-6018
---------------------------------------------  ---------------------------------
National Financial SVCS Corp.                              10.19%
for Exclusive Benefit of Our Customers
Sal Vella
200 Liberty Street
New York, NY  10281-1003

---------------------------------------------  ---------------------------------

---------------------------------------------  ---------------------------------
Wexford Clearing Services Corp.                             9.58%
Tom Juda, Nancy Juda Co-TTEES
Tom Juda & Nancy Juda LIV TR
UA DTD 05/03/95
410 S. Lucerne Blvd.
Los Angeles, CA  90020-4749
---------------------------------------------  ---------------------------------
Schroder Investment Management North                        5.81%
America Inc.
Attn:  Alan Mandel
787 7th Ave., 34th Floor
New York, NY  10019-6018
---------------------------------------------  ---------------------------------

*There is significant overlap between the beneficial ownership by this person and the record ownership of shares of this Fund disclosed above for Charles Schwab & Co. Inc..

**Approximation based on an aggregation of securities beneficially owned through multiple brokerage accounts.

                                   APPENDIX B


                      RATINGS OF CORPORATE DEBT INSTRUMENTS



  MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

  FIXED-INCOME SECURITY RATINGS

  "Aaa" Fixed-income securities which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  "Aa" Fixed-income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

  "A" Fixed-income securities which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  "Baa" Fixed-income securities which are rated "Baa" are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Fixed-income securities rated "Aaa", "Aa", "A" and "Baa" are considered investment grade.

  "Ba" Fixed-income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

  "B" Fixed-income securities which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  "Caa" Fixed-income securities which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  "Ca" Fixed-income securities which are rated "Ca" present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  "C" Fixed-income securities which are rated "C" are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Rating Refinements: Moody's may apply numerical modifiers, "1", "2", and "3" in each generic rating classification from "Aa" through "B" in its municipal fixed-income security rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and a modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

  COMMERCIAL PAPER RATINGS

  Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: "Prime-1", "Prime-2", "Prime-3".

  Issuers rated "Prime-1" have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" have a strong capacity for repayment of short-term promissory obligations; and Issuers rated "Prime-3" have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

  STANDARD & POOR'S RATING SERVICES ("STANDARD & POOR'S")

  FIXED-INCOME SECURITY RATINGS

  A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

  "AAA" Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

  "AA" Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

  "A" Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

  "BBB" Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

  Fixed-income securities rated "AAA", "AA", "A" and "BBB" are considered investment grade.

  "BB" Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

  "B" Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

  "CCC" Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and the obligor is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

  "CC" The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

  "C" The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

  "CI" The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

  "NR" Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

  Fixed-income securities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions.

  Plus (+) or minus (-): The rating from "AA" TO "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

  COMMERCIAL PAPER RATINGS

  Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper.

  Issues assigned "A" ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation "1", "2", and "3" to indicate the relative degree of safety.

  "A-1" Indicates that the degree of safety regarding timely payment is very strong.

  "A-2" Indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

  "A-3" Indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

SUBJECT TO COMPLETION PRELIMINARY PROSPECTUS DATED MARCH 15, 2002

                           VANGUARD(R) INTERNATIONAL
                           EXPLORER FUND

                    INVESTOR SHARES,        2002

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2001.

STOCK

PROSPECTUS


INFORMATION CONTAINED IN THIS PROSPECTUS IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT FOR VANGUARD INTERNATIONAL EXPLORER FUND HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. THIS NEW FUND IS BEING FORMED IN CONNECTION WITH THE PROPOSED REORGANIZATION OF AN EXISTING FUND, KNOWN AS SCHRODER INTERNATIONAL SMALLER COMPANIES FUND. SHAREHOLDERS OF SCHRODER INTERNATIONAL SMALLER COMPANIES FUND MAY OR MAY NOT APPROVE THE REORGANIZATION PROPOSAL. IF THE PROPOSAL IS NOT APPROVED BY THOSE SHAREHOLDERS, THE REGISTRATION STATEMENT PREVIOUSLY FILED FOR VANGUARD INTERNATIONAL EXPLORER FUND WILL BE WITHDRAWN.

     SHARES OF VANGUARD INTERNATIONAL EXPLORER FUND MAY NOT BE SOLD, NOR MAY OFFERS TO BUY BE ACCEPTED, PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           [THE VANGUARD GROUP LOGO]

VANGUARD INTERNATIONAL EXPLORER FUND
PROSPECTUS
, 2002

An International Stock Mutual Fund

--------------------------------------------------------------------------------
CONTENTS

1 FUND PROFILE                           16 INVESTING WITH VANGUARD

4 ADDITIONAL INFORMATION                        16 Buying Shares

4 MORE ON THE FUND                              17 Redeeming Shares

10 THE FUND AND VANGUARD                        19 Exchanging Shares

10 INVESTMENT ADVISER                           20 Other Rules You Should Know

11 DIVIDENDS, CAPITAL GAINS, AND TAXES          22 Fund and Account Updates

13 SHARE PRICE                                  23 Contacting Vanguard

14 FINANCIAL HIGHLIGHTS                 GLOSSARY (inside back cover)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

FUND PROFILE


INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital growth.

PRIMARY INVESTMENT STRATEGIES

The Fund invests primarily in the common stocks of smaller companies (which generally have market capitalizations of $2.5 billion or less at the time of investment) located outside the United States.

     The Fund invests in small-capitalization companies that the adviser believes offer the potential for capital growth. In doing so, the adviser considers, among other things, a company's likelihood of above average earnings growth, whether the company's securities are attractively valued, and whether the company has any proprietary advantages.

PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

- Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Because the Fund may invest a large portion of its assets in securities of companies located in any one country, its performance may be hurt disproportionately by the poor performance of its investments in a single country.

- Currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency.

- Investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from one calendar year to another since inception.*

2

            --------------------------------------------------------
                              ANNUAL TOTAL RETURNS
            --------------------------------------------------------
               1997      -14.13
               1998       25.98
               1999       90.29
               2000       -2.68
               2001      -22.52
            --------------------------------------------------------
            The Fund's year-to-date return as of the most recent
            calendar quarter, which ended March 31, 2002, was     %.
            --------------------------------------------------------

*  Prior to         , 2002, Vanguard International Explorer Fund was organized as Schroder International Smaller Companies Fund and was sponsored by Schroder Investment Management North America Inc., its investment adviser. A reorganization brought the Fund into The Vanguard Group, while maintaining the same adviser and substantially similar investment objective and strategies.

     During the period shown in the bar chart, the highest return for a calendar quarter was 26.32% (quarter ended December 31, 1999), and the lowest return for a quarter was -20.31% (quarter ended September 30, 2001).

     The table shows how the Fund's average annual total returns compare with those of a relevant market index. The table also presents the impact of taxes on the Fund's returns. To calculate these figures, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local income taxes.

     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend upon your tax situation and may differ from those shown.

     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment because such accounts are subject to taxes only upon distribution.

     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.

-------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                            PERIODS ENDED DECEMBER 31, 2001
                                                1 YEAR       5 YEARS       SINCE INCEPTION*
                                                -------------------------------------------
VANGUARD INTERNATIONAL EXPLORER FUND
 Return Before Taxes                            -22.52%      9.19%         8.73%
 Return After Taxes on Distributions            -22.82       5.87          5.51
 Return After Taxes on
  Distributions and Sale of  Fund Shares        -13.57       6.27          5.93
SALOMON SMITH BARNEY EXTENDED
 MARKET INDEX** (reflects no
 deduction for fees, expenses, or taxes)       -16.38    %  -1.31%         1.41%
-------------------------------------------------------------------------------------------

 *November 4, 1996.

**The Salomon Smith Barney Extended Market Index (Europe Pacific Basin
   Countries)(EMI EPAC)is an unmanaged index representing the portion of the Salomon Smith Barney Broad Market Index related to companies with small index capitalization in 23 European and Pacific Basin countries. The Salomon Smith Barney EMI EPAC represents the smallest companies in each country based on total market capital having in the aggregate 20% of the cumulative available market capital in such country.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those now in effect.*

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                             None
      Sales Charge (Load) Imposed on Reinvested Dividends:                  None
      Redemption Fee:                                                       None
      Exchange Fee:                                                         None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                      %
      12b-1 Distribution Fee:                                               None
      Other Expenses:                                                           %
       TOTAL ANNUAL FUND OPERATING EXPENSES:                                0.75%

     * The information in the table has been restated to reflect current expenses rather than last year's expenses because these amounts changed materially when the Fund became a member of The Vanguard Group on ., 2002.

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

                ----------------------------------------
                 1 YEAR   3 YEARS   5 YEARS    10 YEARS
                ----------------------------------------
                   $         $        $          $
                ----------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

     All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard International Explorer Fund's estimated expense ratio for its first full year of operation as a Vanguard fund is
            %, or $ per $1,000 of average net assets. The average actively managed international equity mutual fund had expenses in 2001 of %, or $ per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.

--------------------------------------------------------------------------------

4

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

     Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                      NEWSPAPER ABBREVIATION
Distributed annually in December

INVESTMENT ADVISER                               VANGUARD FUND NUMBER
Schroder Investment Management North America
Inc., New York, NY, since inception
                                                 CUSIP NUMBER
INCEPTION DATE
November 4, 1996
                                                 TICKER SYMBOL
NET ASSETS AS OF OCTOBER 31, 2001
$

SUITABLE FOR IRAS
Yes

MINIMUM INITIAL INVESTMENT
$10,000; $1,000 for IRAs and custodial accounts
for minors
--------------------------------------------------------------------------------


MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the investment objective of the Fund is not fundamental and may be changed without a shareholder vote.

     Finally, you'll find information on other important features of the Fund.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS


Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, such stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison with such measures as earnings and book value, and these stocks typically pay above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income). Value funds, by contrast, are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations.
--------------------------------------------------------------------------------


MARKET EXPOSURE

The Fund invests primarily in the common stocks of smaller companies (which, at the time of purchase, typically have a market value of less than $2.5 billion) located outside the United States. The Fund may also invest a limited portion of its assets in the securities of issuers domiciled or doing business in emerging market countries.

     Because it invests mainly in foreign stocks, the Fund is subject to certain risks.

[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

               IN ADDITION, INVESTMENTS IN FOREIGN STOCK MARKETS CAN BE RISKIER THAN U.S. STOCK INVESTMENTS. THE PRICES OF INTERNATIONAL STOCKS AND THE PRICES OF U.S. STOCKS HAVE OFTEN MOVED IN OPPOSITE DIRECTIONS. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

     To illustrate the volatility of international stock prices, the following table shows the best, worst, and average total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

6


           ----------------------------------------------------------
                INTERNATIONAL STOCK MARKET RETURNS (1969-2001)
           ----------------------------------------------------------
                                1 YEAR  5 YEARS  10 YEARS   20 YEARS
           ----------------------------------------------------------
           Best                  69.4%   36.1%    22.0%      15.5%
           Worst                -23.4     0.4      4.4       11.0
           Average               12.3    12.2     13.5       13.5
           ----------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 2001. These average returns reflect past performance on international stocks; you should not regard them as an indication of future returns from either foreign markets as a whole or this Fund in particular.

     Note that the preceding chart does not take into account returns measured by the Select Emerging Markets Free Index, a barometer of less developed stock markets. Emerging markets can be substantially more volatile than more developed foreign markets. In addition, because the MSCI EAFE Index tracks the European and Pacific markets collectively, the above returns do not reflect the variability of returns from year to year for these markets individually, or the variability across these and other geographic regions or market sectors. To illustrate this variability, the following table shows returns for different international markets--as well as the U.S. market for comparison--from 1992 through 2001, as measured by their respective indexes. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


--------------------------------------------------------------------------------
                     STOCK MARKET RETURNS FOR DIFFERENT MARKETS*
--------------------------------------------------------------------------------
          EUROPEAN         PACIFIC          EMERGING              U.S.
            MARKET          MARKET          MARKETS**            MARKET
--------------------------------------------------------------------------------
1992        -3.92%          -18.40%            11.40%              7.62%
1993        29.25            35.69             74.84              10.08
1994         2.82            12.83             -7.31               1.32
1995        22.08             2.78              0.01              37.58
1996        21.42            -8.58             15.19              22.96
1997        23.75           -25.49            -16.37              33.36
1998        28.68             2.44            -18.39              28.58
1999        15.77            57.63             60.86              21.04
2000        -8.39           -25.78            -27.93              -9.10
2001       -20.28           -25.40             -2.77             -11.89
--------------------------------------------------------------------------------

* European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific Index; emerging markets returns are measured by the Select Emerging Markets Free Index; and U.S. market returns are measured by the Standard & Poor's 500 Index.

** The inception date of the Select Emerging Markets Free Index was May 4, 1994;
   returns shown for 1992 to 1994 are measured by the MSCI Emerging Markets Free Index.
--------------------------------------------------------------------------------

     Keep in mind, however, that these average returns reflect past performance of the various indexes; you should not consider them as an indication of future returns from the indexes, or from this Fund in particular.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                             INTERNATIONAL INVESTING

Because foreign stock and bond markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies; and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively impact the returns Americans receive from foreign investments.
--------------------------------------------------------------------------------


[FLAG] THE FUND IS SUBJECT TO COUNTRY RISK AND CURRENCY RISK. COUNTRY RISK IS THE CHANCE THAT DOMESTIC EVENTS--SUCH AS POLITICAL UPHEAVAL, FINANCIAL TROUBLES, OR NATURAL DISASTERS--WILL WEAKEN A COUNTRY'S SECURITIES MARKETS. BECAUSE THE FUND MAY INVEST A LARGE PORTION OF ITS ASSETS IN SECURITIES OF COMPANIES LOCATED IN ANY ONE COUNTRY, ITS PERFORMANCE MAY BE HURT DISPROPORTIONATELY BY THE POOR PERFORMANCE OF ITS INVESTMENTS IN A SINGLE COUNTRY. CURRENCY RISK IS THE CHANCE THAT INVESTMENTS IN A PARTICULAR COUNTRY WILL DECREASE IN VALUE IF THE U.S. DOLLAR RISES IN VALUE AGAINST THAT COUNTRY'S CURRENCY.

     The Fund invests in companies that are smaller and less well-known than larger, more widely held companies. Small companies tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

[FLAG] THE FUND IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH IT INVESTS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. AS A GROUP, SMALL-CAP STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.


SECURITY SELECTION

Schroder Investment Management North America Inc. (Schroder), adviser to the Fund, employs a fundamental investment approach that considers macroeconomic factors, while focusing primarily on company-specific factors. These company-specific factors include the company's potential for long-term growth, financial condition, quality of management, sensitivity to cyclical factors, and the relative value of the company's securities (compared to that of other companies and to the market as a whole).

     Schroder invests the Fund's assets in small-capitalization companies that Schroder believes offer the potential for capital growth. In doing so, Schroder considers, among

8


other things, an issuer's likelihood of above average earnings growth, whether the company's securities are attractively valued, and whether the company has any proprietary advantages. The Fund generally sells securities when they reach fair valuation or when significantly more attractive investment candidates become available.

     The Fund is generally managed without regard to tax ramifications.

[FLAG] THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT THE ADVISER WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE FUND INVESTS.


OTHER INVESTMENT POLICIES AND RISKS

Besides investing in stocks of foreign companies, the Fund may make certain other kinds of investments to achieve its objective.

     The Fund may enter into forward foreign currency exchange contracts to help protect its holdings against unfavorable changes in exchange rates. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts will not, however, prevent the Fund's securities from falling in value during foreign market downswings.

[FLAG] THE FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF TRADITIONAL INVESTMENTS.

     The Fund may also invest in stock futures and options contracts and warrants, which are types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for warrants (securities that permit their owners to purchase a specific number of stock shares at a predetermined price), and convertible securities (securities that may be exchanged for another asset). The Fund will not use derivatives for speculative purposes or as leveraged investments that magnify gains or losses. The Fund's obligation under futures contracts will not exceed 20% of its total assets.

     The reasons for which the Fund will invest in futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

     The Fund may invest in preferred stocks and closed-end investment companies that invest primarily in foreign securities. With preferred stocks, holders receive set dividends from the issuer; their claim on the issuer's income and assets rank before that of common stock holders, but after that of bondholders.

     The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.

- Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.

-    Each Vanguard fund reserves the right to stop offering shares at any time.

- Certain Vanguard funds charge purchase and/or redemption fees on transactions.

See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

10

TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of October 31, 2001, the average turnover rate for all foreign stock funds was approximately %, according to Morningstar, Inc.
--------------------------------------------------------------------------------


THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $500 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------



INVESTMENT ADVISER

Schroder Investment Management North America Inc., 875 Third Avenue, 22nd Floor, New York, New York, 10022, adviser to the Fund, has been a registered investment adviser, together with its predecessor, since 1980. Schroder currently serves as investment adviser to the Fund, other mutual funds, and a broad range of institutional investors. Schroder's ultimate parent, Schroders plc, and its affiliates currently engage in the asset management business, and as of December 31, 2001, had in the aggregate assets under management of approximately $160.1 billion.

     Schroder's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter. In addition, the firm's advisory fee may be increased or decreased, based on the cumulative total return of the Fund over a trailing 36-month period as compared with the cumulative total return of the Salomon Smith Barney EMI EPAC Index over the same period. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.

     For the fiscal year ended October 31, 2001, the investment advisory fees paid to Schroder represented an effective annual rate of 0.16% of the Fund's average net assets, reflecting expense limitations and/or fee waivers then in place. (Please note that these fees were calculated under a prior advisory agreement. Had the current fee schedule been in place for fiscal 2001, the investment advisory fee would have represented an effective annual rate of % of the Fund's average net assets. The current investment advisory fees are higher than those of prior years, due to the former fee waiver structure. However, the Fund's overall expense ratio is expected to decrease from 1.50% to 0.75% as a result of the Fund reorganizing into The Vanguard Group.)

     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Fund's portfolio securities and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund, subject to the adviser's obligation to seek best execution.

     In the interest of obtaining better execution of a transaction, the adviser may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Fund.

     The board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISER

Matthew Dobbs is Chair of the Schroder International Smallcap Investment Committee which is responsible for the management of the Fund. The Committee, which is comprised of senior smallcap specialists, determines the country allocation for the Fund. As Chair of the Committee, Mr. Dobbs has primary responsibility for the management and direction of the Fund's investment policy. Stock selection is primarily the responsibility of senior regional smallcap portfolio managers. Mr. Dobbs, a Senior Vice President of Schroder, has been with Schroder since 1981. Education: B.A., Worcester College, Oxford University.
--------------------------------------------------------------------------------

12

DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. You receive such earnings as either an income or a capital gains distribution. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------


BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:

- Distributions are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Fund shares.

- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

- Any dividends and short-term capital gains that you receive are taxable to you as ordinary income for federal income tax purposes.

- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

- The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for your portion of the Fund's foreign tax obligations, provided that you meet certain requirements. See your tax adviser or IRS publications for more information.

- Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 30% of any taxable distributions or redemptions from your account if you do not:

-    Provide us with your correct taxpayer identification number;

-    Certify that the taxpayer identification number is correct; and

-    Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at Vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.

TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"

Unless you are investing through a tax-deferred retirement account (such as an
IRA), you should avoid buying shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------



SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund's foreign securities trade on markets that are open.

     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.

     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also

14


may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


The Fund began fiscal year 2001 with a net asset value (price) of $15.50 per share. During the year, the Fund earned $0.05 from investment income (interest AND DIVIDENDS). There was a decline of $3.78 per share in the value of investments held or sold by the Fund, resulting in a net decline of $3.73 per share from investment operations.

Shareholders received $2.70 per share in the form of dividend AND CAPITAL GAINS distributions. A portion of each year's distributions may come from the prior year's dividends or capital gains.

The share price at the end of the year was $9.07, reflecting losses of $3.73 per share and distributions of $2.70 per share. This was a decrease of $6.43 per share (from $15.50 at the beginning of the year to $9.07 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was -28.67% for the year.

As of October 31, 2001, the Fund had approximately $21.634 million in net assets. For the year, the expense ratio, including reimbursement and waiver of fees, was 1.50% ($15.00 per $1,000 of net assets). The expense ratio excluding reimbursements and waivers of fees was 2.19% ($21.90 per $1,000 of net assets. The net investment income amounted to 0.15% of average net assets. The Fund sold and replaced securities valued at 48% of its net assets.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                   VANGUARD INTERNATIONAL EXPLORER FUND*
                                                                          PERIODS ENDED OCTOBER 31,
                                                  -------------------------------------------------------------------------
                                                      2001            2000           1999           1998          1997**
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $15.50          $14.29          $9.35          $9.22          $10.00
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS***
 Net Investment Income                                0.05           (0.05)          0.06           0.05            0.02
 Net Realized and Unrealized Gain (Loss) on
  Investments and Foreign Currency Transactions      (3.78)           3.23           5.62           0.60           (0.79)
---------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                    (3.73)           3.18           5.68           0.65           (0.77)
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                               (0.09)          (0.01)         (0.04)         (0.01)          (0.01)
 Net Realized Gain on Investments and
  Foreign Currency Transactions                      (2.61)          (1.96)         (0.70)         (0.51)            --
---------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                 (2.70)          (1.97)         (0.74)         (0.52)          (0.01)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $9.07          $15.50         $14.29          $9.35           $9.22
===========================================================================================================================
TOTAL RETURN+                                       -28.67%          22.37%         65.27%          7.88%          -7.73%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Thousands)             $21,634         $18,634         $9,836         $4,165          $6,836
RATIOS AVERAGE NEW ASSETS***
 Expenses including reimbursement/
   waiver of fees                                     1.50%           1.50%          1.50%          1.50%           1.50%++
 Expenses excluding reimbursement/
   waiver of fees                                     2.19%           2.32%          2.74%          5.26%           3.93%++
 Net investment income including reimbursement/
   waiver of fees                                     0.15%          -0.26%          0.53%          0.33%           0.21%++
 Portfolio Turnover Rate+++                             48%             86%            81%            82%             32%
===========================================================================================================================

*    The Fund was organized as Schroder International Smaller Companies Fund,
     and was not a member of The Vanguard Group. On        , 2002, the Fund
     acquired all assets and liabilities of Schroder International Smaller Companies Fund in a tax-free reorganization. The Fund had no operations prior to the reorganization.

** For the period ended November 4, 1996 (Commencement of Operations) through October 31, 1997.

*** Prior to June 1, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of the underlying portfolio, Schroder International Smaller Companies Portfolio. Commencing June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund.

+ Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown; see Note 3 to the financial statements of Schroder Capital Funds (Delaware). Total return calculations for a period of less than one year are not annualized.

++   Annualized.

+++ The portfolio turnover rates for the period ending October 31, 1997 and year ended October 31, 1998 represent the turnover of the underlying portfolio, Schroder International Smaller Companies Portfolio. For the year ending October 31, 1999, the rate represents the period from November 1, 1998 through May 31, 1999 during which time the Fund invested in the Portfolio and from June 1, 1999 through October 31, 1999 during which time the Fund held direct investments in a portfolio of securities.

16

--------------------------------------------------------------------------------
INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. A special booklet, The Vanguard Service Directory, provides details of our many shareholder services for individual investors. A separate booklet, The Compass, does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions at the end of this section.

                                  BUYING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------


BUYING SHARES


ACCOUNT MINIMUMS FOR          TO OPEN AND MAINTAIN AN ACCOUNT: $10,000 for
INVESTOR SHARES               regular accounts; $1,000 for IRAs and custodial
                              accounts for minors.

                              TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire.

                                   Vanguard reserves the right to increase or
                              decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

HOW TO BUY SHARES             BY CHECK: Mail your check and a completed account
                              registration form to Vanguard. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last account statement. Make your check payable to: The
                              Vanguard Group-- . For a list of addresses, see
                              Contacting Vanguard.

                              BY EXCHANGE PURCHASE: You can purchase shares with the proceeds of a redemption from another Vanguard fund under our exchange privilege. See Exchanging Shares.

                              BY WIRE: Call Vanguard to purchase shares by wire. See Contacting Vanguard.


YOUR PURCHASE PRICE           You buy shares at a fund's next-determined NAV
                              after Vanguard receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange
                              (generally 4 p.m., Eastern time), you will buy your shares at that day's NAV. This is known as your TRADE DATE.



PURCHASE RULES YOU            [CHECKMARK] THIRD-PARTY CHECKS. To protect the
SHOULD KNOW                   funds from check fraud, Vanguard will not accept
                              checks made payable to third parties.

                              [CHECKMARK] U.S. CHECKS ONLY. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank.

                              [CHECKMARK] LARGE PURCHASES. Vanguard reserves the right to reject any purchase request that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.

                              [CHECKMARK] NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

                              [CHECKMARK] FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange from another Vanguard fund, at anytime, for any reason.

REDEEMING SHARES


HOW TO REDEEM SHARES          Be sure to check Other Rules You Should Know
                              before initiating your request.

                              ONLINE: Request a redemption through our website at Vanguard.com.

                              BY TELEPHONE: Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.

                              BY MAIL: Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.


YOUR REDEMPTION PRICE         You redeem shares at a fund's next-determined NAV
                              after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m.,
                              Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

TYPES OF REDEMPTIONS          [CHECKMARK] CHECK REDEMPTIONS: Unless instructed
                              otherwise, Vanguard will mail you a check, normally within two business days of your trade date.

                              [CHECKMARK] EXCHANGE REDEMPTIONS: You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See our exchange privilege rules under Exchanging Shares.

                              [CHECKMARK] WIRE REDEMPTIONS: When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds to a previously designated bank account. Wire redemptions are not available for Vanguard's other funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration. Also,

18


                              wire redemptions must be requested in writing or by telephone, not online. For these funds, a $5 fee applies to wire redemptions under $5,000.

                              Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m. (2 p.m. for Vanguard Prime Money Market Fund), Eastern time, the redemption proceeds will arrive at your bank by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.

                              Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.

REDEMPTION RULES YOU          [CHECKMARK] SPECIAL ACCOUNTS. Special
SHOULD KNOW                   documentation may be required to redeem from
                              certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts.
                              Please call us before attempting to redeem from these types of accounts.

                              [CHECKMARK] POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in-kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the Fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven days. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.

                              [CHECKMARK] RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or Vanguard Fund Express(R).

                              [CHECKMARK] SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

                              [CHECKMARK] PAYMENT TO A DIFFERENT PERSON OR
                              ADDRESS. We can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantees. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

                              [CHECKMARK] NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

                              [CHECKMARK] EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days at any time. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

EXCHANGING SHARES

                              All open Vanguard funds accept exchange requests by Web (through your account registered with Vanguard.com), telephone, or mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.

                                   For the U.S. STOCK INDEX FUNDS, THE
                              INTERNATIONAL STOCK INDEX FUNDS, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, INTERNATIONAL EXPLORER, AND GROWTH AND INCOME FUND, these limits generally are as follows:

                              - No Web or telephone exchanges between 2:30 p.m. and 4 p.m., Eastern time, on business days. Any exchange request placed during these hours will be rejected. On days when the New York Stock Exchange is scheduled to close early, this end-of-day restriction will be adjusted to begin 1 1/2 hours prior to the scheduled close. (For example, if the NYSE is scheduled to close at 1 p.m., Eastern time, the cut-off for Web and phone exchanges will be 11:30 a.m. Eastern time.)

                              - No more than two exchanges OUT of a fund may be requested by Web or telephone within any 12-month period.

                              -    Each fund reserves the right to reject
                                   exchanges considered excessive.

                              For ALL OTHER VANGUARD FUNDS, the following limits generally apply:

                              - No more than two substantive "round trips" through a non-money-market fund during any 12-month period.

                              - A "round trip" is a redemption OUT of a fund (by any means) followed by a purchase back INTO the same fund (by any means).

                              -    Round trips must be at least 30 days apart.

                              - "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect management of the fund.

20

                              -    Each fund reserves the right to reject
                                   exchanges considered excessive.

                              Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange privileges of two funds, the stricter policy will apply to the transaction.


OTHER RULES YOU SHOULD KNOW

TELEPHONE TRANSACTIONS        [CHECKMARK] AUTOMATIC. In setting up your account,
                              we'll automatically enable you to do business with us by regular telephone, unless you instruct us otherwise in writing.

                              [CHECKMARK] TELE-ACCOUNT(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a personal identification number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.

                              [CHECKMARK] PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:

                                   -    Ten-digit account number.

                                   -    Complete owner name and address.

                                   -    Primary Social Security or employer
                                        identification number.

                                   - Personal Identification Number (PIN), if applicable.

                              [CHECKMARK] SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.

                              [CHECKMARK] SOME VANGUARD FUNDS DO NOT PERMIT TELEPHONE EXCHANGES BETWEEN 2:30 P.M. AND 4 P.M. To discourage market-timing, the following Vanguard funds generally do not permit telephone exchanges between 2:30 p.m. and 4 p.m. on business days: the U.S. Stock Index Funds, the International Stock Index Funds, REIT Index Fund, Balanced Index Fund, Calvert Social Index Fund, International Growth Fund, International Value Fund, International Explorer Fund, and Growth and Income Fund. Funds may be added to or deleted from this list at any time without prior notice to shareholders.

VANGUARD.COM                  [CHECKMARK] REGISTRATION. You can use your
                              personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform other transactions. To establish this service, you can register online.

                              [CHECKMARK] SOME VANGUARD FUNDS DO NOT PERMIT ONLINE EXCHANGES BETWEEN 2:30 P.M. AND 4 P.M. To discourage market-timing, the following Vanguard funds generally do not permit online exchanges between 2:30 p.m. and 4 p.m. on business days: the U.S. Stock Index Funds, the International Stock Index Funds, REIT Index Fund, Balanced Index Fund, Calvert Social Index Fund, International Growth Fund, International Value Fund, International Explorer Fund, and Growth and Income Fund. Funds may be added to or deleted from this list at any time without prior notice to shareholders.

WRITTEN INSTRUCTIONS          [CHECKMARK] "GOOD ORDER" REQUIRED. We reserve the
                              right to reject any written transaction
                              instructions that are not in "good order." This means that your instructions must include:

                                   -    The fund name and account number.

                                   -    The amount of the transaction (in
                                        dollars or shares).

                                   -    Signatures of all owners exactly as
                                        registered on the account.

                                   -    Signature guarantees, if required for
                                        the type of transaction.*

                                   -    Any supporting legal documentation that
                                        may be required.

                              * For instance, signature guarantees must be
                                provided by all registered account
                                shareholders when redemption proceeds are to be sent to a different person or address. Call Vanguard for specific signature-guarantee requirements.

RESPONSIBILITY FOR FRAUD      Vanguard will not be responsible for any account
                              losses due to fraud, so long as we reasonably believe that the person transacting on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. Contact
                              Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS               Please cash your distribution or redemption checks
                              promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES         If you experience difficulty contacting Vanguard
                              online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH                You may purchase or sell Investor Shares of most
VANGUARD THROUGH              Vanguard funds through a financial intermediary,
OTHER FIRMS                   such as a bank, broker, or investment adviser. If
                              you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies.

22


LOW-BALANCE ACCOUNTS          All Vanguard funds reserve the right to close any
                              investment-only retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares that are redeemed upon closure of the account.

                                   Vanguard deducts a $10 fee in June from each
                              nonretirement account whose balance at that time is below $2,500 ($500 for Vanguard STAR(TM) Fund). The fee is waived if your total Vanguard account assets are $50,000 or more.

FUND AND ACCOUNT UPDATES


PORTFOLIO SUMMARIES           We will send you quarterly portfolio summaries to
                              help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, and exchanges for the current calendar year.

AVERAGE COST REVIEW           For most taxable accounts, average cost review
STATEMENTS                    statements will accompany the quarterly portfolio
                              summaries. These statements show the average cost of shares that you redeemed during the current calendar year, using the average cost single category method, which is one of the methods established by the IRS.

CONFIRMATION STATEMENTS       Each time you buy, sell, or exchange shares, we
                              will send you a statement confirming the trade date and amount of your transaction.

TAX STATEMENTS                We will send you annual tax statements to assist
                              in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement plans.

ANNUAL AND SEMIANNUAL         Financial reports about Vanguard International
REPORTS                       Explorer Fund will be mailed twice a year, in
                              April and October. These comprehensive reports include overviews of the financial markets and specific information concerning the Fund:

                              - Performance assessments with comparisons to industry benchmarks.

                              -    Reports from the adviser.

                              - Financial statements with detailed listings of the Fund's holdings.

                                   To keep the Fund's costs as low as possible
                              (so that you and other shareholders can keep more of its investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of the Fund report to that address, instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Client Services Department.

CONTACTING VANGUARD


ONLINE                        VANGUARD.COM

                              -    Your best source of Vanguard news

                              -    For fund, account, and service information

                              -    For most account transactions

                              -    For literature requests

                              -    24 hours per day, 7 days per week

VANGUARD TELE-ACCOUNT(R)      -    For automated fund and account information
1-800-662-6273
(ON-BOARD)                    -    For redemptions by check, exchange (subject
                                   to certain limitations), or wire

                              -    Toll-free, 24 hours per day, 7 days per week

INVESTOR INFORMATION          -    For fund and service information
1-800-662-7447 (SHIP)
(Text telephone at            -    For literature requests
1-800-952-3335)
                              -    Business hours only


CLIENT SERVICES               -    For account information
1-800-662-2739 (CREW)
(Text telephone at            -    For most account transactions
1-800-749-7273)
                              -    Business hours only

INSTITUTIONAL DIVISION        -    For information and services for large
1-888-809-8102                     institutional investors

                              -    Business hours only

VANGUARD ADDRESSES            REGULAR MAIL (INDIVIDUALS--CURRENT CLIENTS):
                              The Vanguard Group
                              P.O. Box 1110
                              Valley Forge, PA 19482-1110

                              REGULAR MAIL (INSTITUTIONS):
                              The Vanguard Group
                              P.O. Box 2900
                              Valley Forge, PA 19482-2900

24

                              REGULAR MAIL (GENERAL INQUIRIES):
                              The Vanguard Group
                              P.O. Box 2600
                              Valley Forge, PA 19482-2600

                              REGISTERED OR EXPRESS MAIL:
                              The Vanguard Group
                              455 Devon Park Drive
                              Wayne, PA 19087-1815

FUND NUMBER                   Please use the specific fund number when
                              contacting us about Vanguard International
                              Explorer Fund--.

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets.

CURRENCY RISK
The chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

GROWTH STOCK FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. Reflecting market expectations for superior growth, these stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value.

INTERNATIONAL STOCK FUND
A mutual fund that invests in the stocks of companies located outside the United States.

INVESTMENT ADVISER
An organization that makes the day-to-day decisions regarding a fund's investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND
A mutual fund that emphasizes stocks of companies whose growth prospects are generally regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average in comparison with such measures as earnings and book value, and these stocks typically pay above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                             [SHIP]
                                                    [THE VANGUARD GROUP LOGO]
                                                       Post Office Box 2600
                                                   Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information about Vanguard International Explorer Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION
DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-07443








(C) 2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

PD--2002

                              SUBJECT TO COMPLETION
                 PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 13, 2002

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. SHARES OF VANGUARD INTERNATIONAL EXPLORER FUND AND VANGUARD MID-CAP GROWTH FUND MAY NOT BE SOLD, NOR MAY OFFERS TO BUY BE ACCEPTED, PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN A STATE IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF THAT STATE.



                                     PART B

                           VANGUARD(R) WHITEHALL FUNDS
                                   (THE TRUST)

                       STATEMENT OF ADDITIONAL INFORMATION

                                     , 2002



     This Statement is not a prospectus but should be read in conjunction with the Trust's current Prospectuses (dated February 26, 2002, for Vanguard Selected
Value Fund, and         , 2002, for Vanguard International Explorer Fund and
Vanguard Mid-Cap Growth Fund). To obtain, without charge, the Prospectuses or the most recent Annual Reports to Shareholders, which contain the Trust's financial statements as hereby incorporated by reference, please call:



                        INVESTOR INFORMATION DEPARTMENT:

                                 1-800-662-7447


                                TABLE OF CONTENTS

                                                                          PAGE
DESCRIPTION OF THE TRUST.........................................          B-1
INVESTMENT POLICIES..............................................          B-3
INVESTMENT LIMITATIONS...........................................          B-8
YIELD AND TOTAL RETURN...........................................          B-12
SHARE PRICE......................................................          B-16
PURCHASE OF SHARES...............................................          B-16
REDEMPTION OF SHARES.............................................          B-17
MANAGEMENT OF THE FUNDS..........................................          B-17
INVESTMENT ADVISORY SERVICES.....................................          B-22
PORTFOLIO TRANSACTIONS...........................................          B-29
FINANCIAL STATEMENTS.............................................          B-30
COMPARATIVE INDEXES..............................................          B-31

                            DESCRIPTION OF THE TRUST


ORGANIZATION



     The Trust was organized as a Maryland corporation in 1995, and was reorganized as a Delaware business trust in June, 1998. Prior to its reorganization as a Delaware business trust, the Trust was known as Vanguard Whitehall Funds, Inc. The Trust is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, diversified management investment company. It currently offers the following funds, each of which offers a single class of shares:


                          Vanguard Selected Value Fund
                      Vanguard International Explorer Fund
                          Vanguard Mid-Cap Growth Fund
                 (individually, a Fund; collectively, the Funds)


     The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that each Fund may issue.



SERVICE PROVIDERS



     CUSTODIAN. The Bank of New York, One Wall Street, New York, NY 10286 serves as the custodian for Vanguard Selected Value Fund. JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070 serves as the custodian for Vanguard
International Explorer Fund and      serves as the custodian for Vanguard
Mid-Cap Growth Fund. The custodians are responsible for maintaining the Funds' assets and keeping all necessary accounts and records of Fund assets.

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103, serves as the Funds' independent accountants. The accountants audit the Funds' annual financial statements and provide other related services.

     TRANSFER AND DIVIDEND-PAYING AGENT. The Funds' transfer agent and dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355.


CHARACTERISTICS OF THE FUNDS' SHARES

     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of the Funds. The Trust or any of its fund(s) may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected fund. Unless terminated by reorganization or liquidation, the Funds will continue indefinitely.

     SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The shareholders of a Fund are entitled to receive any dividends or other distributions declared for such Fund. No shares have priority or preference over any other shares of the same Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid ratably to all shareholders of the Fund according to the number of shares of such Fund held by shareholders on the record date.

     VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any class or fund; or (iii) the trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets, and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of each Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the fund affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote.

     LIQUIDATION RIGHTS. In the event of liquidation, shareholders will be entitled to receive a pro rate share of the applicable Fund's net assets.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with each Fund's shares.

     CONVERSION RIGHTS. There are no conversion rights associated with each Fund's shares.

     REDEMPTION PROVISIONS. Each Fund's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

     SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.

     CALLS OR ASSESSMENT. Each Fund's shares, when issued, are fully paid and non-assessable.


TAX STATUS OF THE FUND

     Vanguard Selected Value Fund intends to continue to qualify, and each of Vanguard International Explorer Fund and Vanguard Mid-Cap Growth Fund expects to qualify, as a "regulated investment company" under Subchapter M of the Internal Revenue Code. This special tax status means that a Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.


                               INVESTMENT POLICIES

     The following policies supplement the Funds' investment policies set forth in the Prospectuses:

     Vanguard Mid-Cap Growth Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in common stocks of medium size companies. This policy may only be changed upon 60 days notice to shareholders.

     REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements with commercial banks, brokers, or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan by the Fund collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Funds' board of trustees will monitor the Funds' repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker, or dealer party to a repurchase agreement.


     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that a

Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the adviser acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.


     ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a Fund's books.

     Each Fund may invest in restricted, privately placed securities that, under the Commission's rules, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers, or after they have been held for a number of years, they may be considered illiquid securities--meaning that they would be difficult for a Fund to convert to cash if needed.

     If a substantial market develops for a restricted security held by a Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Funds' board of trustees. This generally includes securities that are unregistered than can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. While each Fund's investment adviser determines the liquidity of restricted securities on a daily basis, the board oversees and retains ultimate responsibility for the adviser's decisions. Several factors that the board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information about the security's issuer.

     FOREIGN INVESTMENTS. Each Fund may invest up to 20% of its assets (and Vanguard International Explorer Fund will invest primarily) in securities of foreign companies. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.

     Currency Risk. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since each fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the International Explorer and Mid-Cap Growth Funds permit them to enter into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

     Country Risk. As foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although each Fund will endeavor to achieve most favorable execution costs in its portfolio transactions, commissions on many foreign stock exchanges are generally higher than commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a Fund's foreign securities will be somewhat greater than the expenses for custodial arrangements for handling U.S. securities of equal value.

     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from foreign companies held by a Fund. However, these foreign withholding taxes are not expected to have a significant impact on the Funds, since the Funds seek long-term capital appreciation and any income should be considered incidental.

     Emerging Market Investments. Vanguard International Explorer Fund is permitted to invest a limited portion of its assets in the securities of issuers domiciled or doing business in emerging market countries. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries.

These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

     Federal Tax Treatment of Non-U.S. Transactions. Special rules govern the Federal income tax treatment of certain transactions denominated in foreign currency or determined by reference to the value of one or more foreign currencies. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle.

     The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended, and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts the Fund may make or enter into will be subject to the special currency rules described above.

     Foreign Tax Credit. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. If, at the close of its fiscal year, more than 50% of Vanguard International Explorer Fund's total assets are invested in securities of foreign issuers, the Fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a tax credit or deduction on their tax returns. If shareholders meet certain holding period requirements with respect to Fund shares, an offsetting tax credit may be available. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain foreign taxes. In either case, a shareholder's tax statement will show more taxable income or capital gains than were actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

     FUTURES AND OPTIONS CONTRACTS. Each Fund may enter into stock futures contracts, options, and options on futures contracts for several reasons: to maintain cash investments while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency. To the extent required by law, a fund will establish a segregated account containing liquid assets at least equal in value to the amount of any obligation assumed by the fund under a futures contract.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been sold, or selling a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. Each Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. Each Fund intends to use futures contracts only for bona fide hedging purposes.

     Regulations of the CFTC applicable to the Funds require that all of their futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of a Fund's portfolio. The Funds will only sell futures contracts to protect securities they own against price declines or purchase contracts to protect against an increase in the price of securities they intend to purchase. As evidence of this hedging interest, the Funds expect that approximately 75% of all futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Funds upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Funds' exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of portfolio securities.

     Restrictions on the Use of Futures Contracts. A Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.

     Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge. Each Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Funds are engaged in only for hedging purposes, the investment advisers do not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. A Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     Federal Tax Treatment of Futures Contracts. Each Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts held as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term depending on the holding period of the contract. Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

     In order for a Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or foreign currencies or other income derived with respect to the Fund's business of investing in such securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

     Each Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the transactions.

     LENDING OF SECURITIES. Each Fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its securities, a Fund will be attempting to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The terms and the structure and the aggregate amount of such loans must be consistent with the 1940 Act, and the Rules or interpretations of the Commission thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the Fund's total assets (although Vanguard Mid-Cap Growth Fund has an operating policy of limiting the amount of loans to not more than 25% of the value of the total assets of the Fund), and require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and (d) the Fund receive reasonable interest on the loan which may include the Fund's investing any cash collateral in interest bearing short-term investments, any distribution on the loaned securities and any increase in their market value. Loan arrangements made by each Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Funds' board of trustees.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company trustees. In addition, voting rights pass with the loaned securities, but if a material event occurs that affects the securities on loan, the fund must call the loan and vote the securities.

     VANGUARD INTERFUND LENDING PROGRAM. The Commission has issued an exemptive order permitting the Funds and other Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the Commission's exemptive order.

     WHEN-ISSUED SECURITIES. When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems this to be appropriate.

     SHORT SALES. To the extent permitted under "Investment Restrictions" below and in the Prospectus, Vanguard International Explorer Fund may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

     The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. The Fund's loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

     TEMPORARY INVESTMENTS. Each Fund may take temporary defensive measures that are inconsistent with the Fund's normal investment policies and strategies in response to adverse market, economic, political or other conditions. Such measures could include investments in (a) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (b) shares of other investment companies which have investment objectives consistent with those of the Funds; (c) repurchase agreements involving any such securities; and (d) other money market instruments. There is no limit on the extent to which a Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


                             INVESTMENT LIMITATIONS


VANGUARD SELECTED VALUE FUND

The Fund is subject to the following FUNDAMENTAL investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (i) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (ii) shares representing more than 50% of the Fund's net assets.

     BORROWING. The Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. The Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.

     COMMODITIES. The Fund may not invest in commodities, except that the Fund may invest in stock futures contracts, stock options, and options on stock futures contracts. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures contracts. Additionally, no more than 20% of the Fund's total assets may be invested in swap agreements at any time.

     DIVERSIFICATION. With respect to 75% of its total assets, the Fund may not:
(i) purchase more than 10% of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.

     ILLIQUID SECURITIES. The Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

     INDUSTRY CONCENTRATION. The Fund may not invest more than 25% of its total assets in any one industry.

     INVESTING FOR CONTROL. The Fund may not invest in a company for purposes of controlling its management.

     INVESTMENT COMPANIES. The Fund may not invest in any other investment company, except through a merger, consolidation or acquisition of assets approved by the Fund's shareholders, or to the extent permitted by Section 12 of the 1940 Act. Investment companies whose shares the Fund acquires pursuant to
Section 12 must have investment objectives and investment policies consistent with those of the Fund.

     LOANS. The Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed or customarily purchased by institutional investors, by lending its portfolio securities, or through Vanguard's interfund lending program.

     MARGIN. The Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

     PLEDGING ASSETS. The Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

     REAL ESTATE. The Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.

     SENIOR SECURITIES. The Fund may not issue senior securities, except in compliance with the 1940 Act.

     UNDERWRITING. The Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.

     UNSEASONED COMPANIES. The Fund may not invest more than 5% of its assets in companies that have less than three years operating history (including the operating history of any predecessors).

     PUTS AND CALLS. The Fund may not purchase or sell put options or call options, except as provided in the prospectus.


VANGUARD INTERNATIONAL EXPLORER FUND

The Fund is subject to the following FUNDAMENTAL investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (i) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (ii) shares representing more than 50% of the Fund's net assets.

     BORROWING. The Fund may borrow money or issue senior securities only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     COMMODITIES. The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling or entering into securities or other instruments backed by physical commodities, foreign currencies, foreign currency forward contracts, foreign currency options, futures contracts, options on futures contracts, swap agreements, or other derivative instruments, subject to compliance with applicable provisions of the federal securities and commodities laws.

     DIVERSIFICATION. The Fund may not change its classification as a "management company" or its subclassifications as an "open-end company" and as a "diversified company" as each such term is defined in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     INDUSTRY CONCENTRATION. The Fund may not concentrate its investments in a particular industry or group of industries, within the meaning of the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     LOANS. The Fund may make loans only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     REAL ESTATE. The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities issued by any company engaged in the real estate business.

     SENIOR SECURITIES. The Fund may borrow money or issue senior securities only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     UNDERWRITING. The Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.

     The Fund also has the following operational, NON-FUNDAMENTAL policies:

     BORROWING. The Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. The Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.

     COMMODITIES. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures contracts and no more than 20% of the Fund's total assets may be obligated under futures contracts, options, swap agreements, or other derivative instruments at any time.

     ILLIQUID SECURITIES. The Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

     INDUSTRY CONCENTRATION. The fundamental investment limitation governing concentration of the Fund's investments in a particular industry or group of industries shall not be deemed to (1) limit the ability of the Fund to invest in securities issued by any company or group of companies located in any country or group of countries, or (2) limit the ability of the Fund to invest in obligations issued or guaranteed by any government, or any agency or instrumentality of any government, of any country.

     LOANS. The Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed or customarily purchased by institutional investors, by lending its portfolio securities, or through Vanguard's interfund lending program.

     MARGIN. The Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

     PLEDGING ASSETS. The Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

     PUTS AND CALLS. The Fund may not purchase or sell put options or call options, except as provided in the prospectus.


VANGUARD MID-CAP GROWTH FUND

The Fund is subject to the following FUNDAMENTAL investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (i) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (ii) shares representing more than 50% of the Fund's net assets.

     BORROWING. The Fund may borrow money or issue senior securities only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     COMMODITIES. The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling or entering into securities or other instruments backed by physical commodities, foreign currencies, foreign currency forward contracts, foreign currency options, futures contracts, options on futures contracts, swap agreements, or other derivative instruments, subject to compliance with applicable provisions of the federal securities and commodities laws.

     DIVERSIFICATION. The Fund may not change its classification as a "management company" or its subclassifications as an "open-end company" and as a "diversified company" as each such term is defined in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     INDUSTRY CONCENTRATION. The Fund may not concentrate its investments in a particular industry or group of industries, within the meaning of the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     LOANS. The Fund may make loans only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     REAL ESTATE. The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities issued by any company engaged in the real estate business.

     SENIOR SECURITIES. The Fund may borrow money or issue senior securities only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     UNDERWRITING. The Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.

     The Fund also has the following operational, non-fundamental policies:

     BORROWING. The Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. The Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.

     COMMODITIES. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures contracts and no more than 20% of the Fund's total assets may be obligated under futures contracts, options, swap agreements, or other derivative instruments at any time.

     INDUSTRY CONCENTRATION. The fundamental investment limitation governing concentration of the Fund's investments in a particular industry or group of industries shall not be deemed to (1) limit the ability of the Fund to invest in securities issued by any company or group of companies located in any country or group of countries, or (2) limit the ability of the Fund to invest in obligations issued or guaranteed by any government, or any agency or instrumentality of any government, of any country.

     ILLIQUID SECURITIES. The Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

     INVESTING FOR CONTROL. The Fund may not investment in a company for purposes of controlling its management.

     INVESTMENT COMPANIES. The Fund may invest in any other investment company only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     LOANS. The Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed or customarily purchased by institutional investors, by lending its portfolio securities, or through Vanguard's interfund lending program.

     MARGIN. The Fund may purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

     PLEDGING ASSETS. The Fund may not pledge, mortgage, or hypothecate more than 15% of its nets assets.

     PURCHASES ON MARGIN. The Fund may not purchase securities on margin.

     PUTS AND CALLS. The Fund may not purchase or sell put options or call options, except as provided in the prospectus.

     SHORT SALES. The Fund may not sell securities short.

     The above-mentioned investment limitations for each Fund are considered at the time investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. None of these limitations prevents a Fund from participating in The Vanguard Group, Inc. (Vanguard). As a member of The Vanguard Group of Investment Companies, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.


                             YIELD AND TOTAL RETURN


     The yield of Vanguard Selected Value Fund and Vanguard Mid-Cap Growth Fund for the 30-day period ended October 31, 2001, was x.xx% and x.xx%, respectively. The average annual total returns (both before and after taxes) of each Fund for certain periods ended October 31, 2001, are set forth below:


                                         1 YEAR ENDED   5 YEARS ENDED        SINCE
                                          10/31/2001      10/31/2001      INCEPTION**
                                          ----------      ----------      -----------
VANGUARD SELECTED VALUE FUND*
Return Before Taxes                           x.xx%          x.xx%            x.xx%
Return After Taxes on Distributions           x.xx           x.xx             x.xx
Return After Taxes on
Distributions and Sale of Fund Shares         x.xx           x.xx             x.xx
VANGUARD INTERNATIONAL
EXPLORER FUND
Return Before Taxes                           x.xx%          x.xx%            x.xx%
Return After Taxes on Distributions           x.xx           x.xx             x.xx
Return After Taxes on
Distributions and Sale of Fund Shares         x.xx           x.xx             x.xx
VANGUARD MID-CAP GROWTH FUND
Return Before Taxes                           x.xx%          x.xx%            x.xx%
Return After Taxes on Distributions           x.xx           x.xx             x.xx
Return After Taxes on
Distributions and Sale of Fund Shares         x.xx           x.xx             x.xx


* Reflective of the 1% fee that is assessed on redemptions of shares purchased on or after August 7, 2001, and held for less than five years.

** February 15, 1996, for Selected Value Fund; November 4, 1996, for International Explorer Fund; and December 31, 1997, for Mid-Cap Growth Fund.

AVERAGE ANNUAL TOTAL RETURN

     Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years or the life of the fund, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of the fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in fund shares. Average annual total returns are quoted to the nearest hundredth of one percent.

AVERAGE ANNUAL TOTAL RETURN (BEFORE TAXES)

     Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                              T = (ERV/P)[to the power (1/N)]- 1

  Where:

          T    = average annual total return
          P    = a hypothetical initial investment of $1,000
          n    = number of years
          ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, and 10-year periods (or fraction portion thereof)

Instructions:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period. Adjustments may be made for subsequent re-characterizations of distributions.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

     We calculate a fund's average annual total return (after taxes on distributions) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:

                            T = (ATV [sub]D/P)[to the power(1/N)] - 1

   Where:

        T         = average annual total return (after taxes on distributions)
        P         = a hypothetical initial investment of $1,000
        n         = number of years

        ATV[sub]D = ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption

Instructions:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund--less the taxes due on such distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period.
      If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus. Assume that the redemption has no tax consequences.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

     We calculate a fund's average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:

                           T = (ATV [sub]DR/P)[to the power (1/N)]-1

  Where:

      T            = average annual total return (after taxes on distributions and redemption)
      P            = a hypothetical initial investment of $1,000
      n            = number of years
      ATV[sub]DR   = ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption

Instructions:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund--less the taxes due on such distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees.

     Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

6. Determine the ending value by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

     (a) Calculate the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges as specified by Instruction 5).

     (b) The fund should separately track the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, include the distribution net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis should be adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

     (c) The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption should be separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The fund should not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character should be determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

     (d) Calculate the capital gains taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax law should be used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as the tax character (e.g., short-term or long-term) of any resulting gains or losses. Assume that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.


CUMULATIVE TOTAL RETURN


     Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                 C = (ERV/P) - 1

  Where:

          C   = cumulative total return
          P   = a hypothetical initial investment of $1,000
          ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

SEC YIELD

     Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          YIELD = 2[((A-B)/CD+1)[to the power 6] - 1]

  Where:

          a    = dividends and interest earned during the period
          b    = expenses accrued for the period (net of reimbursements)
          c    = the average daily number of shares outstanding during the period that were entitled to receive dividends
          d    = the maximum offering price per share on the last day of the period


                                   SHARE PRICE


     Each Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.

     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


                               PURCHASE OF SHARES


     The purchase price of shares of each Fund is the net asset value per share next determined after the order is received. The net asset value per share is calculated as of the regular close of the Exchange on each day the Exchange is open for business. An order received prior to the close of the Exchange will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.

     Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts, such as employee benefit plans, or under circumstances where certain economies can be achieved in sales of the Fund's shares.

                              REDEMPTION OF SHARES


     Each Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     Each Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

     There is no charge for share redemptions from International Explorer and P Funds. For Selected Value Fund, there is a 1% fee assessed on redemptions of shares purchased on or after August 7, 2001, and held for less than five years, and there is a 2% fee assessed on redemptions of shares purchased on or after August 7, 2001, and held for less than one year. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.

     We will always redeem your oldest shares first. In addition, in the event that you transfer your shares to a different account registration, the shares will retain their redemption fee status. If you transfer less than 100% of your account, we will carry over the redemption fee status of your shares on a proportionate basis.

     For example, assume that John and Mary Doe hold 200 Fund shares in a jointly registered account, with 150 shares (75% of the total shares) currently subject to the redemption fee, and 50 shares (25% of the total shares) currently exempt from the redemption fee. If the Does transfer 50 of their 200 shares to an account registered in one of their individual names, 25% of the transferred shares (or, 12.5 shares) will be exempt from the redemption fee, and 75% of the transferred shares (or 37.5 shares) will continue to be subject to the redemption fee. Following the share transfer, the jointly registered account will hold 150 shares, with 25% of those shares (or, 37.5 shares) exempt from the redemption fee, and 75% of those shares (or, 112.5 shares) still subject to the redemption fee. This same procedure would apply if, rather than transferring shares to a different account registration, the Does were to convert a portion of their shares to a different share class.

     All shares become exempt from the redemption fee based on their initial purchase date, regardless of whether such shares are subsequently transferred to a different account registration or converted to a different share class.

     From time to time, the Fund may waive or modify redemption fees for certain categories of investors.


                             MANAGEMENT OF THE FUNDS


THE VANGUARD GROUP

     Each Fund is a member of The Vanguard Group of Investment Companies which consists of more than 100 funds. Through their jointly-owned subsidiary, The Vanguard Group, Inc. (Vanguard), the Funds and the other funds in The Vanguard Group obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses which are allocated among the funds under procedures approved by the trustees of each fund. In addition, each fund bears its own direct expenses such as legal, auditing, and custodian fees.

     The Funds' officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own any securities of any external adviser for the funds.

     Vanguard, Vanguard Marketing Corporation, the funds' advisers, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the funds, but places substantive and procedural restrictions on their trading activities. For example, the Codes require that access persons of the funds receive advance approval for every securities trade to ensure that there is no conflict with the trading activities of the funds.

     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the funds. The amounts which each of the funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. The Amended and Restated Funds' Service Agreement provides as follows: (a) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (b) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. At October 31, 2001, Vanguard Selected Value Fund had contributed capital of $185,000, to Vanguard, representing 0.02%, of the Fund's net assets, and 0.20% of Vanguard's capitalization. Vanguard International Explorer Fund and Vanguard Mid-Cap Growth Fund had not commenced operations as a Vanguard fund as of October 31, 2001.

     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Vanguard funds by third parties.

     DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., provides all distribution and marketing activities for the funds in the Group. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of The Vanguard Group. The trustees review and approve the amount to be spent annually on distribution activities and the manner and amount to be spent on each fund. The trustees also determine whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon their relative net assets. The remaining one half of these expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a Group. Provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for The Vanguard Group, and that no fund shall incur annual distribution expenses in excess of
0.20 of 1% of its average month-end net assets.

     During the fiscal years ended October 31, 1999, 2000, and 2001, Vanguard Selected Value Fund incurred approximately $854,000, $706,000, and $2,304,000, respectively, of The Vanguard Group's management and administrative (including transfer agency), distribution, and marketing expenses.

     Prior to joining the Vanguard Group, Vanguard International Explorer Fund was party to administrative agreements, under which, for the fiscal years ended October 31, 1999, 2000, and 2001, the Fund paid the following administrative fees, net of waivers: $18,439, $59,760, and $87,205, respectively.

     Prior to joining the Vanguard Group, Vanguard Mid-Cap Growth Fund was party to an administrative agreement, under which, for the fiscal years ended October 31, 1999, 2000, and 2001, the Fund paid the following administrative fees:
$45,625, $45,552, and $, respectively.

     Prior to joining the Vanguard Group, Vanguard Mid-Cap Growth Fund was party to a distribution agreement, under which, for the fiscal year ended October 31, 2001, the aggregate sales commissions received by the Distributor were $. For
the fiscal year ended October 31, 2001, the Fund paid $       under its
distribution plan, of which $ was paid as compensation to broker-dealers, $
was compensation to sales personnel, $      was for reimbursement of advertising
and marketing materials, $ was for reimbursement of printing and postage expenses, and $ was for miscellaneous other expenses.

     Prior to joining the Vanguard Group, Vanguard Mid-Cap Growth Fund was party to a shareholder services plan under which, for the fiscal year ended October 31, 2001, the Fund paid $ in shareholder servicing fees.

     Each Fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund's management and administrative expenses and are not reflected in these totals.

     INVESTMENT ADVISORY SERVICES. Vanguard also provides investment advisory services to many Vanguard funds. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard.


OFFICERS AND TRUSTEES


     The officers of the Funds manage their day-to-day operations under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds and choose the Funds' officers. Each trustee serves each Fund until its termination; until the trustee's retirement, resignation, death; or otherwise as specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of each Fund. Each trustee also serves as a director of The Vanguard Group, Inc.

     The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.


                                                                                                                       NUMBER OF
                                                                                                                     VANGUARD FUNDS
                          POSITION(S) HELD        TRUSTEE/OFFICER       PRINCIPAL OCCUPATION(S) DURING                OVERSEEN BY
NAME, DATE OF BIRTH          WITH FUND               SINCE                    THE PAST FIVE YEARS                   TRUSTEE/OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
John J. Brennan*          Chairman of the          May, 1987         Chairman of the Board, Chief Executive                106
(July 29, 1954)           Board, Chief                               Officer, and Director(Trustee) of The
                          Executive Officer                          Vanguard Group, Inc. and each of the
                          and Trustee                                investment companies served by The
                                                                     Vanguard Group, Inc.

-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Charles D. Ellis          Trustee                  January, 2001     The Partners of '63 (pro bono ventures in             106
(October 23, 1937)                                                   education); Senior Advisor to Greenwich
                                                                     Associates (international business strategy
                                                                     consulting); Successor Trustee of Yale
                                                                     University; Overseer of the Stern School
                                                                     of Business at New York University;
                                                                     Trustee of the Whitehead Institute for
                                                                     Biomedical Research.

Rajiv L. Gupta            Trustee                  December, 2001    Chairman and Chief Executive Officer                   84
(December 23, 1945)                                                  (since October, 1999), Vice Chairman
                                                                     (January-September 1999), and Vice
                                                                     President (prior to September, 1999) of
                                                                     Rohm and Haas Co. (chemicals); Director
                                                                     of Technitrol, Inc. (electronic components)
                                                                     and AgereSystems (communication
                                                                     components); Board Member of American
                                                                     Chemistry Council; Trustee of Drexel
                                                                     University.

JoAnn Heffernan Heisen    Trustee                  July, 1998        Vice President, Chief Information Officer,            106
(January 25, 1950)                                                   and Member of the Executive Committee of
                                                                     Johnson & Johnson (pharmaceuticals/ consumer
                                                                     products); Director of the Medical Center
                                                                     at Princeton and Women's Research and
                                                                     Education Institute.


*  Officers of the Fund are "Interested persons" as defined in the 1940 Act.

                                                                                                                       NUMBER OF
                                                                                                                     VANGUARD FUNDS
                          POSITION(S) HELD        TRUSTEE/OFFICER       PRINCIPAL OCCUPATION(S) DURING                OVERSEEN BY
NAME, DATE OF BIRTH          WITH FUND               SINCE                    THE PAST FIVE YEARS                   TRUSTEE/OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
Burton G. Malkiel         Trustee                  May, 1977         Chemical Bank Chairman's Professor of                 106
(August 28, 1932)                                                    Economics, Princeton University; Director of
                                                                     Prudential Insurance Co. of America,  BKF
                                                                     Capital (investment management), The Jeffrey
                                                                     Co. (holding company), and NeuVis, Inc.
                                                                     (software company).

Alfred M. Rankin, Jr.     Trustee                  January, 1993     Chairman, President, Chief Executive                  108
(October 8, 1941)                                                    Officer, and Director of NACCO Industries,
                                                                     Inc. (forklift trucks/housewares/lignite);
                                                                     Director of Goodrich Corporation
                                                                     (industrial products/aircraft systems and
                                                                     services).  Director of the Standard
                                                                     Products Company (supplier for
                                                                     automotive industry) until 1998.

J. Lawrence Wilson        Trustee                  April, 1985       Retired Chairman and Chief Executive                  108
(March 2, 1936)                                                      Officer of Rohm and Haas Co. (chemicals);
                                                                     Director of Cummins Inc. (diesel engines),
                                                                     The Mead Corp. (paper products),
                                                                     and AmerisourceBergen Corp.
                                                                     (pharmaceutical distribution); Trustee of
                                                                     Vanderbilt University.

-----------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
R. Gregory Barton*        Secretary                June, 2001        Managing Director and General Counsel                 108
(April 25, 1951)                                                     of The Vanguard Group, Inc. (since
                                                                     September, 1997); Secretary of The
                                                                     Vanguard Group, Inc. and of each of the
                                                                     investment companies served by The
                                                                     Vanguard Group, Inc. (since June, 2001);
                                                                     Principal of The Vanguard Group, Inc.
                                                                     (prior to September, 1997).

Thomas J. Higgins*        Treasurer                July, 1998        Principal of The Vanguard Group, Inc.;                108
(May 21, 1957)                                                       Treasurer of each of the investment
                                                                     companies served by The Vanguard
                                                                     Group, Inc. (since July, 1998).


*Officers of the Fund are "Interested persons" as defined in the 1940 Act.

     Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including The Vanguard Group, Inc., subscribe to programs of research-based consulting. Vanguard has paid Greenwich subscription fees amounting to less than $200,000 since January 1, 1999. Vanguard's subscription rates are similar to those of other subscribers.

     Board Committees: Each Fund's board has the following committees:

- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of the Funds and The Vanguard Group, Inc. All independent trustees serve as members of the committee. The committee held three meetings during the Funds' last fiscal year.

- Compensation Committee: This committee oversees the compensation programs established by the Funds and The Vanguard Group, Inc., for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held two meetings during the Funds' last fiscal year.

- Nominating Committee: This committee nominates candidates for election to the board of directors of The Vanguard Group, Inc. and the board of trustees of the Funds (collectively, the "Vanguard boards"). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held two meetings during the Fund's last fiscal year.


     The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.


TRUSTEES' OWNERSHIP OF FUND SHARES


     All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of the Funds and of all Vanguard funds served by the trustee as of December 31, 2001. As a group, the Funds' trustees and officers own less than 1% of the outstanding shares of the Fund.


                                                DOLLAR RANGE OF    AGGREGATE DOLLAR RANGE
                                                  FUND SHARES      OF VANGUARD FUND SHARES
NAME OF FUND            NAME OF TRUSTEE         OWNED BY TRUSTEE      OWNED BY TRUSTEE
------------------------------------------------------------------------------------------
Vanguard Selected       John J. Brennan               None             Over $100,000
  Value Fund            Charles D. Ellis              None             Over $100,000
                        Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen        None             Over $100,000
                        Burton G. Malkiel             None             Over $100,000
                        Alfred M. Rankin, Jr.         None             Over $100,000
                        J. Lawrence Wilson            None             Over $100,000

TRUSTEE COMPENSATION

     The same individuals serve as trustees of all Vanguard funds (with three exceptions, which are noted in the table on page B-20), and each fund pays a proportionate share of the trustees' compensation. The funds employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the funds.

     INDEPENDENT TRUSTEES. The funds compensate their independent trustees--that is, the ones who are not also officers of the fund--in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

     "INTERESTED" TRUSTEES. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of The Vanguard Group, Inc.

     COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

                            VANGUARD WHITEHALL FUNDS
                               COMPENSATION TABLE


                                                       PENSION OR
                                                       RETIREMENT
                                                    BENEFITS ACCRUED                                TOTAL
                               AGGREGATE          AS PART OF VANGUARD                           COMPENSATION
                             COMPENSATION           SELECTED VALUE         ESTIMATED ANNUAL    FROM ALL VANGUARD
NAMES OF TRUSTEE             FROM VANGUARD              FUND'S              BENEFITS UPON       FUNDS PAID TO
                          SELECTED VALUE FUND(1)     EXPENSES(1)              RETIREMENT           TRUSTEE(2)
----------------------------------------------------------------------------------------------------------------
John J. Brennan                  None                 None                      None                    None
Charles D. Ellis(3)              $ 81                 None                      None                $104,000
Rajiv L. Gupta(4)                 N/A                  N/A                       N/A                     N/A
JoAnn Heffernan Heisen            100                  $11                   $23,607                 104,000
Bruce K. MacLaury(5)              104                   10                    78,176                  99,000
Burton G. Malkiel                 100                   10                    90,680                 104,000
Alfred M. Rankin, Jr.             100                    7                    46,267                 104,000
James O. Welch, Jr.(5)            100                   12                    97,720                 104,000
J. Lawrence Wilson                100                    4                    67,240                 119,000

(1) The amounts shown in this column are based on Vanguard Selected Value Fund's fiscal year ended October 31, 2001. Vanguard International Explorer Fund and Vanguard Mid-Cap Growth Fund did not commence operation until, 2002.

(2) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 106 Vanguard funds (104 in the case of Mr. Malkiel; 86 in the case of Mr. MacLaury; and 84 in the case of Mr. Gupta) for the 2001 calendar year.

(3)  Mr. Ellis joined the Fund's board effective January 1, 2001.

(4)  Mr. Gupta joined the Fund's board effective December 31, 2001.

(5) Mr. MacLaury and Mr. Welch retired from the Fund's board effective December 31, 2001.

                          INVESTMENT ADVISORY SERVICES



VANGUARD SELECTED VALUE FUND

     Vanguard Selected Value Fund is managed by Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley), One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204 under the terms of an agreement. The investment philosophy of Barrow, Hanley is to use fundamental research to identify undervalued stocks. James P. Barrow has been designated as portfolio manager for the assets of the Fund. Jim has managed portfolio investments since 1963; with Barrow, Hanley since 1979.

     For the services rendered by Barrow, Hanley, the Fund pays Barrow, Hanley a base advisory fee (the Basic Fee), at the end of each quarter, adjusted by a performance fee adjustment reflecting the investment performance of the Fund relative to the total return of the Russell Midcap Index and the Russell Midcap Value Index. The Russell Midcap Index and the Russell Midcap Value Index are prepared by Frank Russell Company (which is not affiliated with the Fund or any of the Fund's affiliates). The Russell Midcap Index is composed of the 800 smallest stocks (by market capitalization) in the Russell 1000 Index. The Russell Midcap Value Index measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. Barrow, Hanley's fees are calculated according to the following rules:

     (a) TOTAL QUARTERLY FEE PAYABLE. The total quarterly fee payable by the Fund to Barrow, Hanley is the Basic Fee for the quarter plus the adjustment (which may be negative).

     (b) BASIC FEE FOR THE QUARTER. The Basic Fee for the quarter is calculated by applying a quarterly rate based on the following annual percentage rates to the average month-end assets of the Fund for the quarter:

        NET ASSETS                           ANNUAL RATE
        ----------                           -----------
        First $100 million. . . . .             0.40%
        Next $200 million . . . . .             0.35%
        Next $300 million . . . . .             0.25%
        Next $400 million . . . . .             0.20%
        Over $1 billion . . . . . .             0.15%

     (c)PERFORMANCE ADJUSTMENT. The adjustment is based on the cumulative investment performance of the Fund over a trailing 36-month period relative to that of the Russell Midcap Index (the Prior Index), prior to August 1, 2001, and the Russell Midcap Value Index (the Index), on and after August 1, 2001, over the same period. The adjustment, which will be based upon the relative applicability of the Prior Index and the Index (such applicable performance index, the Benchmark), applies as follows:

        CUMULATIVE 36-MONTH PERFORMANCE OF THE                   ADJUSTMENT AS A
        BHMS PORTFOLIO VS. BENCHMARK                        PERCENTAGE OF BASIC FEE*
        ----------------------------                        ------------------------
        Equal to or greater than +12%...................              +50%
        Equal to or greater than +6% but less than +12%.              +25%
        Equal to or greater than -6% but less than +6%..                0%
        Greater than -12% but less than -6%.............              -25%
        Equal to or less than -12%......................              -50%

---------

* For purposes of the adjustment calculation, the basic fee is calculated by applying the above rate schedule against the average net assets of the Fund over the same period for which the performance is measured

     The Index will not be fully operable as the sole Benchmark used to determine the adjustment until the quarter ending July 31, 2004. Until that date, the adjustment will be determined by linking the investment performance of the Prior Index with that of the Index over a trailing 36-month period as follows:

     (a) QUARTER ENDED OCTOBER 31, 2001. The adjustment was determined by linking the investment performance of the Prior Index for the eleven quarters ended July 31, 2001, with that of the Index for the one quarter ended October 31, 2001.

     (b) QUARTER ENDED JANUARY 31, 2002. The adjustment was determined by linking the investment performance of the Prior Index for the ten quarters ended July 31, 2001, with that of the Index for the two quarters ended January 31, 2002.

     (c) QUARTER ENDING APRIL 30, 2002. The adjustment will be determined by linking the investment performance of the Prior Index for the nine quarters ended July 31, 2001, with that of the Index for the three quarters ending April 30, 2002.

     (d) QUARTER ENDING JULY 31, 2002. The adjustment will be determined by linking the investment performance of the Prior Index for eight quarters ended July 31, 2001, with that of the Index for the four quarters ending July 31, 2002.

     (e) QUARTER ENDING OCTOBER 31, 2002. The adjustment will be determined by linking the investment performance of the Prior Index for the seven quarters ended July 31, 2001, with that of the Index for the five quarters ending October 31, 2002.

     (f) QUARTER ENDING JANUARY 31, 2003. The adjustment will be determined by linking the investment performance of the Prior Index for the six quarters ended July 31, 2001, with that of the Index for the six quarters ending January 31, 2003.

     (g) QUARTER ENDING APRIL 30, 2003. The adjustment will be determined by linking the investment performance of the Prior Index for the five quarters ended July 31, 2001, with that of the Index for the seven quarters ending April 30, 2003.

     (h) QUARTER ENDING JULY 31, 2003. The adjustment will be determined by linking the investment performance of the Prior Index for four quarters ended July 31, 2001, with that of the Index for the eight quarters ending July 31, 2003.

     (i) QUARTER ENDING OCTOBER 31, 2003. The adjustment will be determined by linking the investment performance of the Prior Index for the three quarters ended July 31, 2001, with that of the Index for the nine quarters ending October 31, 2003.

     (j) QUARTER ENDING JANUARY 31, 2004. The adjustment will be determined by linking the investment performance of the Prior Index for the two quarters ended July 31, 2001, with that of the Index for the ten quarters ending January 31, 2004.

     (k) QUARTER ENDING APRIL 30, 2004. The adjustment will be determined by linking the investment performance of the Prior Index for the one quarter ended July 31, 2001, with that of the Index for the eleven quarters ending April 30, 2004.

     (l) QUARTER ENDING JULY 31, 2004. The Index will be fully operable as the sole Benchmark for determining the adjustment.

     CALCULATING RELATIVE INVESTMENT PERFORMANCE. The investment performance of the Fund for a period, expressed as a percentage of the net asset value per share of the Fund at the beginning of such period, shall be the sum of: (i) the change in the net asset value per share of the Fund during such period; (ii) the value of the cash distributions per share of the Fund having an ex-dividend date occurring within such period; and (iii) the value of capital gains taxes per share paid or payable by the Fund on undistributed realized long-term capital gains accumulated to the end of such period. The investment record of the Russell Midcap Index, or the Russell Midcap Value Index, for a period will be calculated by adding (i) the change in the level of the Index during the period, and (ii) the value of cash distributions having an ex-dividend date occurring within such period made by companies within the Index. For the fiscal years ended October 31, 1999, 2000, and 2001, the Fund incurred investment advisory fees of $668,000, $622,000, and $1,841,000 (before a performance-based decrease of $294,000, $358,000, and $156,000, respectively).

     RELATED INFORMATION CONCERNING BARROW, HANLEY. Barrow, Hanley, a Nevada corporation, is an investment management firm founded in 1979 which provides investment advisory services to individuals, employee benefit plans, investment companies, and other institutions. Barrow, Hanley is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc. As of October 31, 2001, Barrow, Hanley provided investment advisory services to clients having assets with an approximate value of $27 billion.


VANGUARD INTERNATIONAL EXPLORER FUND

     Vanguard International Explorer Fund employs Schroder Investment Management North America Inc. (Schroder), 875 Third Avenue, 22nd Floor, New York, NY 10022-6225, to manage the Fund's assets (the "Schroder Portfolio") under the terms of an agreement.

     For the services to be rendered by Schroder as provided in the Investment Advisory Agreement between the Fund and the adviser, the Fund will pay to Schroder at the end of each of the Fund's fiscal quarters an amount (the Adjusted Fee) equal to a basic fee (Basic Fee) plus a performance adjustment amount (the Adjustment Amount). For purposes of the calculations, both the Basic Fee and the Adjustment Amount will incorporate an asset-based Fee (the Asset
Fee) that is determined by applying a quarterly rate, calculated based on the following annual percentage rate schedule, to the average month-end net assets of the Schroder Portfolio over the applicable time period:


    ANNUAL
  PERCENTAGE       AVERAGE MONTH-END NET
     RATE                  ASSETS
     ----                  ------
    0.30%        On the first $500 million
    0.22%        On the next $500 million
    0.15%        Over $1 billion


     The Basic Fee is equal to the Asset Fee as computed over the fiscal quarter for which the Adjusted Fee is being calculated (the Relevant Fiscal Quarter).

     Subject to the transition rules described below, the Adjustment Amount is equal to the product of an adjustment percentage (the Adjustment Percentage) and the Asset Fee as computed over the 36-month period ending with the Relevant Fiscal Quarter (the Relevant 36-Month Period). The Adjustment Percentage will vary based on the investment performance of the Schroder Portfolio relative to the investment performance of the

Salomon Smith Barney Extended Market EPAC Index (the Index) as determined for the Relevant 36-Month Period.

     The Adjustment Percentage applies as follows:


        CUMULATIVE PERFORMANCE OF THE SCHRODER PORTFOLIO
        VS. INDEX OVER RELEVANT 36-MONTH PERIOD              ADJUSTMENT PERCENTAGE
        ---------------------------------------              ---------------------
        Less than -12%......................                        -50%
        From -12% up to and including -6%                           -25%
        Between -6% and +6%.................                         0%
        From +6% up to and including +12%                           +25%
        More than +12%......................                        +50%

     The Adjustment Amount will not be fully incorporated into the determination of the Adjusted Fee until the close of the quarter ending July 31, 2005. Until that date, the following transition rules will apply:

     1. DATE OF REORGANIZATION THROUGH APRIL 30, 2003. The Adjusted Fee will be equal to the Basic Fee. No Adjustment Amount will apply during this period.

     2. MAY 1, 2003 THROUGH JULY 31, 2005. Beginning May 1, 2003, the Adjusted Fee will be equal to the Basic Fee plus the Adjustment Amount as calculated on the following basis. The Adjustment Amount for the Relevant Fiscal Quarter will be determined on a progressive basis with regards to the number of months elapsed between July 31, 2002, and the end of the Relevant Fiscal Quarter (the progressive adjustment period). During the progressive adjustment period, the Asset Fee for purposes of calculating the Adjustment Amount will be determined with respect to the period from July 31, 2002, through and including the end of the Relevant Fiscal Quarter. Similarly, the Adjustment Percentage will be calculated with respect to the cumulative performance of the Fund and the Index from August 1, 2002, through and including the end of the Relevant Fiscal Quarter. For these purposes, the endpoints and size of the range over which a positive or negative Adjustment Percentage applies and the corresponding maximum adjusted percentage will be multiplied by a fractional time-elapsed Adjustment Percentage. The fraction will equal the number of months elapsed since July 31, 2002, divided by thirty-six.

     Example: Assume that Schroder's compensation is being calculated for the quarter ended January 31, 2004, and that the cumulative performance of the Schroder Portfolio versus the Index for the applicable period is +4%. In this case, an Adjustment Percentage of 12.5% of the Asset Fee calculated over the 18-month period would apply. Each performance breakpoint would be scaled by 18/36 = 0.5, and the performance Adjustment Percentage would also be scaled by 18/36 = 0.5. Hence, 4% cumulative outperformance for the 18 months ending January 31, 2004, would result in a 12.5% adjustment. (Note that this example reflects rounding. In practice, calculations will be extended to the eighth decimal point. Performance shortfalls versus the Index are treated in a symmetric manner to the example provided.)

     3. ON AND AFTER AUGUST 1, 2005. The Adjusted Fee will be equal to the Basic Fee plus the Adjustment Amount as determined for the relevant 36-month period.

     During the fiscal years ended October 31, 1999, 2000, and 2001, Vanguard International Explorer Fund incurred the following investment advisory fees:**

                                     1999        2000        2001
                                     ----        ----        ----
         Basic Fee............    $     0     $  4,665     $34,595
         Advisory Fee Waived       77,451      129,685     144,117

** These fees were paid under a prior investment advisory fee structure.

     RELATED INFORMATION CONCERNING SCHRODER. Schroder is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which currently engages through its subsidiary firms in the asset management business. Affiliates of Schroder U.S. Holdings Inc. (or their predecessors) have been investment managers since 1927. Schroder U.S. Holdings Inc. is an indirect, wholly owned U.S. subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates currently engage in the asset management business, and as of December 31, 2001, had under management assets of approximately $160.1 billion.


VANGUARD MID-CAP GROWTH FUND

     The Fund employs Provident Investment Counsel (Provident), 300 North Lake Avenue, Pasadena, CA 91101, under the terms of an agreement.

     For the services rendered by Provident, the Fund pays to Provident at the end of each of the Fund's fiscal quarters an amount (the Adjusted Fee) equal to a Basic Fee (the Basic Fee) plus a performance Adjustment Amount (the Adjustment Amount). For purposes of the calculations, both the Basic Fee and the Adjustment Amount will incorporate an asset-based fee (the Asset Fee) that is determined by applying a quarterly rate, calculated based on the following annual percentage rate schedule, to the average month-end net assets of the Provident Portfolio over the applicable time period:

            ANNUAL
          PERCENTAGE      AVERAGE MONTH-END NET
             RATE                 ASSETS
             ----                 ------
            0.500%       On the first $50 million
            0.250%       On the next $200 million
            0.175%       On the next $750 million
            0.125%       Over $1 billion

     The Basic Fee is equal to the Asset Fee as computed over the fiscal quarter for which the Adjusted Fee is being calculated (the Relevant Fiscal Quarter).

     Subject to the transition rules described below, the Adjustment Amount is equal to the product of an Adjustment Percentage and the Asset Fee as computed over the 36-month period ending with the Relevant Fiscal Quarter (the relevant 36-month period). The Adjustment Percentage will change proportionately with the investment performance of the Provident Portfolio relative to the investment performance of the Russell Mid-Cap Growth Index (the Index) as determined for the Relevant 36-Month Period.

     The Adjustment Percentage applies as follows:


        CUMULATIVE PERFORMANCE OF PROVIDENT
        PORTFOLIO VS. INDEX OVER RELEVANT                       ADJUSTMENT
        36-MONTH PERIOD                                         PERCENTAGE
        -----------------------------------          --------------------------------
        Less than -7.5%....................                        -60%
        From -7.5% up to and including 0%..           Linear increase from -60% to 0%
        Greater than 0% and up to +7.5%....           Linear increase from 0% to +60%
        More than +7.5%....................                        +60%

     The Adjustment Amount will not be fully incorporated into the determination of the Adjusted Fee until the close of the quarter ending July 31, 2005. Until that date, the following transition rules will apply:

     (a) DATE OF REORGANIZATION THROUGH APRIL 30, 2003. The Adjusted Fee will be equal to the Basic Fee. No Adjustment Amount will apply during this period.

     (b) MAY 1, 2003 THROUGH JULY 31, 2005. Beginning May 1, 2003, the Adjusted Fee will be equal to the Basic Fee plus the Adjustment Amount as calculated on the following basis. The Adjustment Amount for the Relevant Fiscal Quarter will be determined on a progressive basis with regards to the number of months elapsed between July 31, 2002, and the end of the Relevant Fiscal Quarter (progressive adjustment period). During the progressive adjustment period, the Asset Fee for purposes of calculating the Adjustment Amount will be determined with respect to the period from July 31, 2002, through and including the end of the Relevant Fiscal Quarter. Similarly, the Adjustment Percentage will be calculated with respect to the cumulative performance of the Fund and the Index from August 1, 2002, through and including the end of the Relevant Fiscal Quarter. For these purposes, the endpoints and size of the range over which a positive or negative Adjustment Percentage applies and the corresponding maximum adjusted percentage will be multiplied by a fractional time-elapsed Adjustment Percentage. The fraction will equal the number of months elapsed since July 31, 2002, divided by thirty-six.

     Example: Assume that Provident's compensation is being calculated for the quarter ended January 31, 2004, and that the cumulative performance of the Fund versus the Index for the applicable period is +3%. In this case, an Adjustment Percentage of 24% of the Asset Fee calculated over the 18-month period would apply. This would be calculated as [(a/c) x d], where a equals the percentage amount by which the performance of the Fund has exceeded the Index (e.g., 3%), c equals the size of the adjusted range over which the linear adjustment applies, and d is the adjusted maximum Adjustment Percentage. The adjusted range in this case is determined as [(18/36) x 0%] to [(18/36) x 7.5%] = 0% to 3.75%. The size of the adjusted range is then 3.75% minus 0% = c. The maximum Adjustment Percentage is determined as [(18/36) x 60%] = 30% = d. The Adjustment Amount as a percentage of the Basic Fee is then computed as [(3/3.75) x 30%] = 24%. (Note that this example reflects rounding. In practice, calculations will be extended to the eighth decimal point. Performance shortfalls versus the Index are treated in a symmetric manner to the example provided.)

     (c) ON AND AFTER AUGUST 1, 2005. The Adjusted Fee will be equal to the Basic Fee plus the Adjustment Amount as determined for the relevant 36-month period.

     During the fiscal years ended October 31, 1999, 2000, and 2001, Vanguard Mid-Cap Growth Fund incurred the following investment advisory fees:**


                                     1999        2000        2001
                                     ----        ----        ----
         Basic Fee..........      $58,869    $226,135     $xx,xxx
         Advisory Fee Waived       58,869     104,920      xx,xxx


     The adviser formerly provided certain administrative services to the Fund pursuant to Administration Agreements, and earned a fee for providing such services. During the fiscal years ended October 31, 1999, 2000, and 2001, the adviser earned $16,589, $52,271, and $*), respectively.

** These advisory and administrative fees were paid under prior fee structures.

     RELATED INFORMATION CONCERNING PROVIDENT. Provident is an indirect, wholly owned subsidiary of Old Mutual plc, a public limited company based in the United Kingdom. Old Mutual is a financial services group with a substantial life assurance business in South Africa and other southern African countries and an integrated, international portfolio of activities in asset management, banking, and general insurance. As of December 31, 2001, Provident had under management assets of approximately $xxx billion.


DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS.

     Vanguard Selected Value Fund's current agreement with its adviser is renewable for successive one-year periods, and Vanguard International Explorer Fund and Vanguard Mid-Cap Growth Fund's current agreements with their advisers in effect for initial to-year periods, and are renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Fund's board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) by vote of the board of trustees of the Fund on sixty (60) days' written notice to the adviser, (2) by a vote of a majority of the Fund's outstanding voting securities on sixty (60) days' written notice (thirty (30) days' for Vanguard Mid-Cap Growth Fund) to the adviser, or
(3) by the adviser upon ninety (90) days' written notice to the Fund.


BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT.

     Each fund's board of trustees is responsible for overseeing the performance of the Fund's investment advisers and determining whether to renew the Fund's investment advisory arrangements. The board has a standing request that Vanguard and the advisers provide the board with certain information the board has deemed important to evaluating the short- and long-term performance of the advisers. This information includes a monthly Fund performance analysis and status report from Vanguard and quarterly self-evaluations by the advisers. Vanguard also provides the board with written analyses of each adviser's performance on a periodic basis. Each Fund's portfolio managers also meet with the board from time to time to discuss the management and performance of the Fund and respond to the board's questions concerning the performance of the advisers.

     When the board considers whether to renew an investment advisory contract, the board takes into account numerous factors, including:

-    The nature, extent and quality of the services provided by the adviser.

-    The investment performance of the Fund's assets managed by the adviser.

-    The fair market value of the services provided by the adviser.

- A comparative analysis of expense ratios of, and advisory fees paid by, similar funds.

- The extent to which the adviser has realized or will realize economies of scale as the Fund grows.

- Other sources of revenue to the adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant.

- The adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the Fund are conducted and brokers are selected.

     The primary factors underlying the board's determination to renew each Fund's advisory agreements were as follows:

VANGUARD SELECTED VALUE FUND (BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.):

     The board determined that the performance results of the Fund were reasonable, as compared with relevant performance standards, including: (a) the Russell Midcap Index; (b) the average mid-cap value fund (derived from data provided by Lipper Inc.); and (c) other appropriate market indexes.

- The board assessed that the advisory fee paid by the Fund was reasonable based on the average advisory fee for the Fund's Lipper peer group. The board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the Fund increases and a performance adjustment that is designed to benefit shareholders by aligning the adviser's fee with the investment returns delivered to shareholders.

- The board evaluated the adviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the Fund on both a short-term and long-term basis. The board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreement with Barrow, Hanley.

     Vanguard has adopted specific policies regarding the adviser's selection of brokers. For additional information, please see the Portfolio Transactions section of this Statement of Additional Information.


VANGUARD INTERNATIONAL EXPLORER FUND (SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.):

-    The board  determined that performance  results for Schroder International
     Smaller  Companies  Fund,  the name of the Fund prior to           , 2002,
     when the Fund was reorganized and became a member of The Vanguard Group, were reasonable as compared with the relevant performance standards, including the performance results of: (a) Salomon Smith Barney Extended Market EPAC Index for the same periods; (b) the average actively managed international equity mutual fund (derived from data provided by Lipper Inc.), and (c) other appropriate market indexes.

- The board assessed that the advisory fee to be paid by the Fund was reasonable based on the average advisory fee for the Fund's Lipper peer group. The board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the adviser's portfolio increases and a performance adjustment that is designed to benefit shareholders by aligning the adviser's fee with the investment returns delivered to shareholders.

- The board evaluated the adviser's investment staff and portfolio management process and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Fund's shareholders was to approve the agreement with Schroder.


VANGUARD MID-CAP GROWTH FUND (PROVIDENT INVESTMENT COUNSEL):

-    The board determined that performance results Provident Investment Counsel
     Mid Cap Fund A, the name of the Fund prior to         , 2002, when the Fund
     was reorganized and became a member of The Vanguard Group, were reasonable as compared with the relevant performance standards, including the performance results of: (a) Russell Midcap Growth Index for the same periods; (b) the average mid-cap growth mutual fund (derived from data provided by Lipper Inc.), and (c) other appropriate market indexes.

- The board assessed that the advisory fee to be paid by the Fund was reasonable based on the average advisory fee for the Fund's Lipper peer group. The board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the adviser's portfolio increases and a performance adjustment that is designed to benefit shareholders by aligning the adviser's fee with the investment returns delivered to shareholders.

- The board evaluated the adviser's investment staff and portfolio management process and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Fund's shareholders was to approve the agreement with Provident.


                             PORTFOLIO TRANSACTIONS


     Barrow, Hanley, Schroder, and Provident are authorized to (with the approval of the board of trustees) select the brokers or dealers that will execute the purchases and sales of portfolio securities for the respective Fund. The investment advisory agreements direct the advisers to use their best efforts to obtain the best available price and most favorable execution as to all transactions. Each investment adviser has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

     In placing portfolio transactions, each investment adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund and/or the investment adviser. Each investment adviser considers such information useful in the performance of its obligations under the agreement, but is unable to determine the amount by which such services may reduce its expenses.

     The investment advisory agreements also incorporate the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the board of trustees, each investment adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the adviser to the Funds and the other funds in the Group.

     Currently, it is each Fund's policy that each investment adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. An investment adviser will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to an investment adviser and/or the Fund. However, the investment advisers have informed the Fund that they generally will not pay higher commission rates specifically for the purpose of obtaining research services.

     Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisers. If such securities that are compatible with the investment policies of the Funds and one or more of an adviser's other clients and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by that adviser and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of the adviser in a manner deemed equitable by the adviser. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Fund's board of trustees.

     During the fiscal years ended October 31, 1999, 2000, and 2001, the Funds paid the following approximate amounts in brokerage commissions.



    FUND                             1999        2000         2001
    ----                             ----        ----         ----
    Selected Value Fund            $717,000    $343,000    $2,710,000
    International Explorer Fund      29,000      62,000        65,000
    Mid-Cap Growth Fund              22,000      53,000        xx,000


5% SHAREHOLDERS

     As of March 31, 2002, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the outstanding shares of the Vanguard International Explorer Fund. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers:


    SHAREHOLDER                      PERCENTAGE
    -----------                      ----------
                                       x.x%



     As of March 31, 2002, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the outstanding shares of the Vanguard Mid-Cap Growth Fund. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers:


    SHAREHOLDER                      PERCENTAGE
    -----------                      ----------
                                        x.x%



                              FINANCIAL STATEMENTS



     Vanguard Selected Value Fund's Financial Statements for the fiscal year ended October 31, 2001, appearing in the Fund's 2001 Annual Report Shareholders, and the report thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The financial statements of Schroder International Smaller Companies Fund for the fiscal year ended October 31, 2001, including notes thereto and the report of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are also incorporated by reference in this
Statement of Additional Information. (Prior to          , 2002, Vanguard
International Explorer Fund was organized as Schroder International Smaller Companies Fund.) The financial statements of Provident Mid Cap Fund A for the fiscal year ended October 31, 2001, including notes thereto and the report of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are also incorporated by reference in this Statement of Additional Information.
(Prior to         , 2002, Vanguard Mid-Cap Growth Fund was organized as
Provident Mid Cap Fund A.) For a more complete discussion of the performance, please see each Fund's Annual Report to Shareholders, which may be obtained without charge.


                               COMPARATIVE INDEXES


     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

     Each of the investment company members of The Vanguard Group, including Vanguard Selected Value Fund use one or more of the following unmanaged indexes for comparative performance purposes.

STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX--includes stocks selected by Standard & Poor's Index Committee to include leading industries and to reflect the U.S. stock market.

STANDARD & POOR'S MIDCAP 400 INDEX--is composed of 400 medium sized domestic stocks.

STANDARD & POOR'S SMALL CAP 600/BARRA VALUE INDEX--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

STANDARD & POOR'S SMALL CAP 600/BARRA GROWTH INDEX--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.


WILSHIRE 5000 TOTAL MARKET INDEX--consists of more than 6,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.


WILSHIRE 4500 COMPLETION INDEX--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard & Poor's 500 Index.

RUSSELL 3000 STOCK INDEX--a diversified portfolio of approximately 3,000 common stocks accounting for over 90% of the market value of publicly traded stocks in the U.S.

RUSSELL 2000 STOCK INDEX--composed of the 2,000 smallest stocks contained in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization.

RUSSELL 2000 VALUE INDEX--contains stocks from the Russell 2000 Index with a less-than-average growth orientation.

RUSSELL 1000 VALUE INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

RUSSELL MIDCAP INDEX--composed of all medium and medium/small companies in the Russell 1000 Index.

RUSSELL MIDCAP GROWTH INDEX--measures the performance of those Russell Midcap Index companies with higher price/book ratios and higher predicted growth rates.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX--is an arithmetic average of the performance of over 1,000 securities listed on the stock exchanges of countries in Europe, Australia, Asia, and the Far East.

SALOMON SMITH BARNEY EXTENDED MARKET EPAC INDEX--tracks the bottom 20% by total market capitalization of the Europe Pan Asia Index.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX--consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN BROTHERS LONG-TERM TREASURY BOND INDEX--is a market weighted index that contains individually priced U.S. Treasury securities with maturities of ten years or greater.

LEHMAN BROTHERS CREDIT (Baa) BOND INDEX--all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than one year and with more than $100 million outstanding. This index includes over 1,500 issues.

LEHMAN BROTHERS LONG CREDIT BOND INDEX--is a subset of the Lehman Brothers Credit Bond Index.

STANDARD & POOR'S PREFERRED INDEX--is a yield index based upon the average yield of four high-grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated Baa- or better. The Index has a market value of over $5 trillion.

LEHMAN BROTHERS CREDIT A OR BETTER BOND INDEX--consists of all publicly issued, investment-grade corporate bonds rated A or better, of all maturity levels.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CREDIT INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between one and five years. The index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CREDIT INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between five and ten years. The index has a market value of over $800 billion.

LEHMAN BROTHERS LONG (10+) GOVERNMENT/CREDIT INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than ten years. The index has a market value of over $1.1 trillion.

LIPPER SMALL-CAP GROWTH FUND AVERAGE--an industry benchmark of average mutual funds that by prospectus or portfolio practice invest primarily in growth companies with market capitalizations less than $1 billion at the time of purchase.

LIPPER BALANCED FUND AVERAGE--an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

                                                                   SAI934 062002

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

                                          December 15, 2001

Dear Shareholder:

We are pleased to present the Annual Report to shareholders of the Schroder Mutual Funds for the twelve months ended October 31, 2001. This report includes comments from portfolio managers, performance information, schedules of investments, and other relevant information regarding the Schroder Mutual Funds. We encourage you to read the report, and we thank you for making Schroders part of your investment program.

The fiscal year was a challenging period for equity markets across the globe. Negative investor sentiment dominated equity markets, and concerns about global economic growth intensified. The U.S. economy slowed markedly late in 2000, and the Federal Reserve shifted its policy and began lowering interest rates. The stimulative effects of these cuts were not enough to overcome the severe weakness in the technology and telecommunications sectors, as weak corporate profits and earnings disappointments persisted through most of the fiscal year.

The economic weakness in the U.S. and Japan led to a sharp sell-off in Japanese and Asian equity markets. European markets -- initially perceived to be less vulnerable to the global economic slowdown -- stumbled as well, as projections of corporate profits and economic growth were scaled back and the European Central Bank failed to take action to help stimulate growth.

Global economic recovery undoubtedly has been delayed by the events of September 11, and it appears likely that it will take some time for the full extent of the disruption to global economic activity to be revealed. We believe that the markets will continue to be volatile well into 2002.

                                          Sincerely,

                                          /s/ Catherine A. Mazza

                                          Catherine A. Mazza
                                          President

The views expressed in the following report were those of each respective Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date this annual report is first published or any time thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice; investors should consult their own investment professionals as to their individual investment programs. Certain securities described in these reports may no longer be held by the Funds and therefore no longer appear in the Schedules of Investments as of October 31, 2001.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 15, 2001)

PERFORMANCE

Schroder Emerging Markets Fund's Investor Shares had a total return of -28.60% for the 12 months ended October 31, 2001. The Morgan Stanley Capital International Emerging Markets Free Index (the "Index") returned -23.46% over the same period.

The main detractor from the Fund's performance during the period was stock selection, especially in Asia, namely in Korea and Taiwan. Within Asia, overweighted positions in technology stocks in Korea (Hynix Semiconductor) and Taiwan (Winbond Electronics, Taiwan Semiconductor Manufacturing and United Microelectronics) were significant detractors from performance. Overweighted positions in the telecommunications sector in Brazil (Embratel, Tele Norte Leste, and Telesp Celular) and China (China Unicom) also hurt the Fund's performance. These negative returns were partially offset by the Fund's overweighted exposure in the Indian pharmaceutical sector (Dr Reddy's Labs). Argentina's economy was very weak as a result of continued threats of default. The Fund's significantly large underweight position in Argentina contributed positively to performance. The Fund's underweighted allocation in Greece, prior to its exit from the Index at the end of May, also benefited the Fund.

MARKET BACKGROUND

Emerging markets provided disappointing returns over the period. In addition to their sensitivity to the weakening global economic environment, emerging markets suffered from investors' increased risk aversion and financing concerns, exacerbated by country-specific problems in Turkey and Argentina. In the first half of 2001, the emerging markets generally benefited from several U.S. interest rate cuts. As the year progressed, however, economic data from the U.S. suggested that manufacturing demand and consumer confidence were beginning to slow. The terrorist attacks on the U.S. in September dealt a severe blow to markets that were already concerned about an economic slowdown. The overall impact of these attacks on the world economy was negative, and all equity markets felt the effects of slowing global growth and a poor earnings outlook. However, we anticipate a U.S. economic recovery in the second half of 2002, in which case we would expect emerging markets to be a major beneficiary.

PORTFOLIO REVIEW

As mentioned above, overweighted positions in Asia and the technology sector within Asia, proved to be the main detractor from performance. The Fund had started to increase its position in cyclicals to take advantage of the expected recovery in global economic conditions. However, the September 11 terrorist attacks on the U.S. reinforced the market's previous concerns about the slowdown in economic growth, and the Fund's performance suffered accordingly.

After September 11, we reduced some of the Fund's more aggressive positions in the portfolio, but remain positioned for an economic recovery in the second half of 2002. Given the near-term uncertainty surrounding macroeconomic forecasts and the earnings outlook, our current policy depends mostly on our stock convictions. We maintained the Fund's overweighted positions in high-quality cyclical stocks, but also focused on stocks that we believe have resilience in the current economic environment and growth prospects that are somewhat independent of conditions in the U.S.

In Asia, the Fund maintained a modest overweight in Korea, as that country continued to be supported by domestic demand, which should be sustained by stimulative monetary and fiscal policy. The Fund remained underweighted in Taiwan, which was hurt by its weaker banking system and continued to suffer from declining exports. In light of our revised forecasts for global recovery, we reduced specific export-related stocks, especially Korean and Taiwanese technology stocks. We concentrated the Fund's positions into the larger quality stocks such as Samsung Electronics and TSMC, which we believed to be best positioned to weather the expected slowdown.

In Latin America, the outlook for Argentina worsened. Political tensions increased following recent elections, and the government alliance was weakened. The market waited for details of a new financing package, and the delay led to rumors of dollarization (the replacement of the Peso with the U.S. dollar). Default looked very likely, and the Fund remained underweighted. The threat of contagion from the crisis in Argentina plagued Brazil, but Brazil appeared

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

stronger internally, with improving foreign investment and a strengthening current account. Brazil should continue to receive help from the IMF and World Bank. We continued the Fund's neutral position with respect to Brazil, but would anticipate adding to exposure on further weakness. Mexico remained one of our favored markets despite its slowing growth. The Fund took profits from certain Mexican stocks following earlier outperformance but maintained its overweighted allocation, with stock selection focused on companies with a domestic orientation. We believe Mexico should benefit sharply from any turnaround in the U.S. economy. Structurally it is much stronger than Brazil.

In Europe, the Middle East and Africa (EMEA), we maintained the Fund's overweighted position in Russia because of its fiscal and current account surpluses and positive reform momentum. The Fund moved toward an underweighted allocation in oil stocks, reflecting a worsening outlook for oil prices, and concentrated its position in stocks driven by domestic demand, such as telecommunications and utilities names. We also increased the Fund's exposure to South Africa, adding to companies that we believe can benefit from a weaker rand. Turkey was very volatile over the period, but recently strengthened due to expected new financing because of its political and strategic importance in the Middle East. In the short-term, we remain cautious regarding Turkey, because any further financing package will increase the country's debt to GDP ratio, and regardless of any funding, debt restructuring is still needed.

OUTLOOK

We believe the key issue for emerging markets remains the outlook for the U.S. economy. The strength of the U.S. equity rally toward the end of the period may suggest that markets are expecting a V-shaped U.S. recovery; however, uncertainty remains as to what form it will take. We do not expect markets to return to their September lows, but recognize that they will remain uncertain. U.S. trade flows declined as a result of the terrorist attacks, and consumer spending has grown weaker. At the margin, therefore, we reduced some of the more aggressive positions in the Fund. Even still, the Fund remains broadly positioned for economic recovery, and we continue to believe that medium-term growth will improve. Valuations of many emerging markets stocks are at historic lows and appear relatively cheap on a longer-term basis, especially when compared with developed markets stocks.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
 SCHRODER EMERGING MARKETS FUND VS. MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI)
                       EMERGING MARKETS FREE (EMF) INDEX
[COMPARISON CHART]

                                                                   EMERGING MARKETS FUND                  MSCI EMF INDEX
                                                                   ---------------------                  --------------
10/97                                                                    10000.00                           10000.00
                                                                         10010.00                           10000.00
                                                                          9670.00                            9635.12
                                                                         10050.00                            9867.31
                                                                          9370.00                            9093.42
                                                                         10140.00                           10042.50
                                                                         10440.00                           10478.40
04/98                                                                    10470.00                           10364.20
                                                                          9040.00                            8943.89
                                                                          8220.00                            8005.71
                                                                          8630.00                            8259.54
                                                                          6400.00                            5871.38
                                                                          6740.00                            6243.83
10/98                                                                     7360.00                            6901.32
                                                                          7930.00                            7475.29
                                                                          8388.99                            7366.95
                                                                          8358.89                            7248.10
                                                                          8318.75                            7318.60
                                                                          9442.63                            8283.12
04/99                                                                    10857.50                            9307.91
                                                                         10656.80                            9253.76
                                                                         12232.30                           10304.00
                                                                         12252.30                           10024.10
                                                                         12402.80                           10115.30
                                                                         12031.50                            9772.96
10/99                                                                    12232.50                            9981.05
                                                                         13094.80                           10876.00
                                                                         15088.50                           12259.20
                                                                         15287.70                           12332.30
                                                                         15633.20                           12495.10
                                                                         16241.30                           12556.10
04/00                                                                    14123.40                           11365.90
                                                                         13630.70                           10896.00
                                                                         13997.60                           11279.80
                                                                         13242.70                           10699.70
                                                                         13483.80                           10752.30
                                                                         11995.00                            9813.46
10/00                                                                    10998.90                            9101.96
                                                                          9782.42                            8306.45
                                                                          9971.22                            8506.63
                                                                         11428.60                            9677.99
                                                                         10201.90                            8920.21
                                                                          9164.34                            8044.24
04/01                                                                     9709.62                            8441.63
                                                                          9930.03                            8542.08
                                                                          9751.29                            8366.97
                                                                          8912.68                            7838.18
                                                                          8703.23                            7760.58
                                                                          7319.41                            6559.24
10/01                                                                     7854.46                            6966.57

The MSCI EMF Index is an unmanaged market capitalization index of companies representative of the market structure of 25 emerging countries in Europe, Latin America and the Pacific Basin. The Index reflects actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners. For periods prior to November 30, 1998, returns represent MSCI EMF (ex-Malaysia).

PERFORMANCE INFORMATION

                                                             ONE YEAR ENDED       INCEPTION TO
                                                            OCTOBER 31, 2001    OCTOBER 31, 2001*
                                                            ----------------    -----------------
Schroder Emerging Markets Fund -- Investor Shares.........      -28.60%              -5.86%

*Average annual total return from commencement of Fund operations (October 31,
1997)

"Total Return" is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                             TOP 5 EQUITY HOLDINGS

           SECURITY             % OF NET ASSETS
-----------------------------------------------
Telefonos De Mexico ADR               4.3%
Samsung Electronics                   4.0
Taiwan Semiconductor
  Manufacturing                       3.7
China Mobile (Hong Kong)              2.7
SK Telecom                            2.5

                             GEOGRAPHIC ALLOCATION
------------------------------------------------------

                                   % OF NET
                                    ASSETS
-----------------------------------------------
Asia/Far East                        45.7%
Latin America                        23.4
Africa                               10.9
Europe                               10.9
Mid East                              3.3
Short-Term Investment and Other
  Assets                              5.8

                                                                     [Pie Chart]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 15, 2001)

PERFORMANCE

Schroder International Fund's Investor Shares had a total return of -24.96% for the 12 months ended October 31, 2001. The Fund's benchmark, the Morgan Stanley Capital International EAFE Index, returned -24.96% for the same period.

Country positioning and good stock selection within sectors were positive contributors to performance in the period, although these gains were offset by the Fund's sectoral composition. An emphasis on attractively valued cyclical growth areas, established early in 2001, detracted from the Fund's performance, despite global monetary easing, as the outlook for corporate profitability remained weak and deteriorated further with the terrorist attacks of September
11. Currency hedging added value, as the Fund was partially protected against its exposure to a weakening yen.

MARKET BACKGROUND

In the latter part of 2000, signs of economic weakness mounted in the U.S. and parts of Asia, in response to tight monetary policy and persistently high oil prices. The U.S. Federal Reserve began to reduce interest rates aggressively at the beginning of 2001. Initially, markets responded favorably, particularly those in the Pacific ex-Japan region, given its interest rate sensitivity, and in many emerging markets, where some valuations appeared to discount a hard economic landing. Initial expectations of a swift economic recovery in the U.S. in 2001 appeared increasingly unfounded, however, as corporate profitability remained weak, particularly in the technology and telecommunications areas.

Continental Europe disappointed expectations that it would lead global economic growth in 2001. Growing evidence of weakness in the region's largest economies prompted forecasts to be revised downward, and persistently high inflation, compounded by the weakness of the euro, constrained the European Central Bank's
(ECB) policy response. The ECB's continued intransigence over rate cuts despite signs of moderating inflation and more recently, increasing political pressure, tempered investor enthusiasm toward European equities.

In contrast, the Bank of Japan adopted an easier monetary stance in March 2001 with a small discount rate cut, which boosted sentiment regarding the likelihood of a much-needed change in policy. The election of a reform-minded Prime Minister in July improved the prospect of meaningful reform in Japan, although early enthusiasm for the new Koizumi administration waned, as investors became impatient with the lack of concrete reform measures.

The devastating terrorist attacks on the United States in early September had a decisive impact on equity markets, causing a sharp increase in investors' risk aversion and the postponement of expectations of economic recovery. This initially reinforced investors' preference for defensive areas of the equity markets at the expense of more economically sensitive sectors, a trend much in evidence during the year. During October 2001, however, investors were encouraged by a significant increase in monetary and fiscal stimulus in response to the terrorism and by the prospect that economic recovery, albeit delayed by the events, might eventually be more vigorous than previously anticipated.

The 12-month period was marked by unusually large divergences in sector returns. For most of the year, defensive sectors, such as consumer staples, healthcare and utilities outperformed, and technology and telecommunications sectors lagged. Cyclical sectors generally performed well, spurred by cheap valuations at the start of the period and an anticipated economic recovery in 2002.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

PORTFOLIO REVIEW

The Fund benefited from country positioning relative to its benchmark in fiscal 2001, particularly its underweighted position in Japan at the beginning of the period. We believed that in the absence of efforts to combat deflation, corporate profitability would remain poor in Japan and that a significant change in policy would be necessary for Japan to extricate itself from decade-long financial woes. In March 2001, however, we increased the Fund's Japanese weighting nearer to a neutral position, given the radical change in monetary policy by the Bank of Japan, which aimed at countering deflation, and the rise to power of the reformist Prime Minister Koizumi.

The Fund's overweighted position in continental Europe in the latter part of 2000 also added value, as the region appeared relatively insulated from the global slowdown. In light of the ECB's tight monetary policy, we moved the Fund to an underweighted position in continental Europe, reflecting the belief that the region had greater potential to disappoint in the near term than did areas of Asia.

Stock selection within sectors added value, particularly in the industrials, materials and financial sectors. Notwithstanding beneficial stock selection, the Fund's overall performance was held back by unfavorable sectional composition. Although the Fund remained very defensively positioned in the last three months of 2000, we increased the Fund's exposure to the technology and telecommunications sectors in the first calendar quarter of 2001, thereby detracting from relative performance. Investors continued to seek refuge in defensive areas, despite increasingly full valuations, as the return to profitability for most technology stocks remained in doubt.

The September 11 attacks caused us to lower our expectations for a recovery in corporate profitability, and this change was reflected in a number of revisions to the Fund's sector positioning. In particular, we reduced the Fund's exposure to the consumer discretionary sector during the period. In addition to increased economic and political uncertainty, unemployment reached historically high levels in the U.S. and Japan, and it appears likely that consumer-driven companies will suffer accordingly. Within the technology sector, we had already begun to sell positions for which visibility remained poor -- particularly in the telecommunications equipment industry -- as a return to profitability appeared unlikely in the near term. Conversely, we utilized some recent weakness in the consumer staples and utilities sectors to rebuild the Fund's defensive exposure, believing these areas offered the most reliable profit outlook in the near term.

OUTLOOK

Global economic recovery undoubtedly has been delayed by the events of September 11, and it appears likely that it will take some time for the full extent of the disruption to global economic activity to be revealed. Nevertheless, equity prices generally rose in the month after the attacks. As a result, we do not believe that valuations currently reflect the likelihood of a further deterioration in economic conditions or the increased uncertainty attached to the global economic and geopolitical outlook. We believe it is prudent to adopt a more neutral stance for the Fund until the prospects for the global economy become clearer, and we have begun to position the Fund accordingly.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
SCHRODER INTERNATIONAL FUND VS. MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE
                                     INDEX
[COMPARISON CHART]

                                                                     INTERNATIONAL FUND                  MSCI EAFE INDEX
                                                                     ------------------                  ---------------
10/91                                                                    10000.00                           10000.00
                                                                          9519.00                            9535.12
                                                                          9955.92                           10028.70
                                                                          9980.81                            9817.74
                                                                          9855.05                            9468.61
                                                                          9541.66                            8845.84
                                                                          9848.90                            8889.21
                                                                         10401.40                            9486.15
                                                                         10144.50                            9038.45
                                                                          9849.31                            8809.24
                                                                          9974.39                            9363.44
                                                                          9773.91                            9181.36
10/92                                                                     9510.01                            8703.45
                                                                          9447.25                            8788.01
                                                                          9556.83                            8835.71
                                                                          9537.72                            8837.07
                                                                          9746.60                            9106.11
                                                                         10290.50                            9901.46
                                                                         10986.10                           10842.90
                                                                         11087.20                           11073.70
                                                                         11055.00                           10902.70
                                                                         11440.80                           11286.10
                                                                         12181.00                           11896.80
                                                                         12307.70                           11630.10
10/93                                                                    12889.90                           11990.30
                                                                         12415.50                           10943.70
                                                                         13926.50                           11735.70
                                                                         14721.70                           12729.00
                                                                         14396.40                           12695.00
                                                                         13748.50                           12149.00
                                                                         14141.70                           12666.30
                                                                         14154.50                           12595.10
                                                                         13995.90                           12774.10
                                                                         14224.10                           12898.50
                                                                         14808.70                           13205.30
                                                                         14459.20                           12790.60
10/94                                                                    14706.40                           13217.60
                                                                         14043.20                           12584.30
                                                                         13888.10                           12664.70
                                                                         13080.80                           12179.60
                                                                         13030.80                           12145.90
                                                                         13745.20                           12903.80
                                                                         14159.60                           13390.90
                                                                         14409.60                           13233.20
                                                                         14466.80                           13002.80
                                                                         15216.90                           13814.10
                                                                         14759.70                           13289.90
                                                                         15231.20                           13551.00
10/95                                                                    14938.30                           13188.70
                                                                         15038.30                           13557.80
                                                                         15494.70                           14105.80
                                                                         15889.00                           14166.20
                                                                         16061.50                           14215.30
                                                                         16299.80                           14518.90
                                                                         16768.10                           14943.30
                                                                         16768.10                           14670.00
                                                                         16916.00                           14754.50
                                                                         16357.30                           14324.90
                                                                         16480.50                           14358.20
                                                                         16809.20                           14741.90
10/96                                                                    16439.50                           14592.90
                                                                         17063.80                           15175.30
                                                                         17032.80                           14982.00
                                                                         16858.30                           14460.80
                                                                         17304.20                           14699.00
                                                                         17401.20                           14753.60
                                                                         17488.40                           14834.20
                                                                         18661.40                           15800.90
                                                                         19563.00                           16674.50
                                                                         19882.90                           16946.70
                                                                         18118.50                           15681.40
                                                                         19107.30                           16560.20
10/97                                                                    17808.30                           15287.30
                                                                         17478.70                           15132.30
                                                                         17601.70                           15265.10
                                                                         18293.70                           15963.60
                                                                         19374.90                           16987.70
                                                                         20164.10                           17511.20
                                                                         20564.20                           17650.20
                                                                         20704.70                           17565.60
                                                                         20553.30                           17699.50
                                                                         20629.00                           17880.00
                                                                         18218.00                           15665.50
                                                                         17677.40                           15185.70
10/98                                                                    18488.30                           16769.60
                                                                         19364.10                           17630.30
                                                                         19981.40                           18326.60
                                                                         20404.80                           18273.90
                                                                         20126.90                           17839.30
                                                                         20643.00                           18585.00
                                                                         21291.40                           19339.30
                                                                         20590.10                           18344.80
                                                                         21357.60                           19061.20
                                                                         21953.10                           19628.20
                                                                         21794.30                           19701.10
                                                                         21529.60                           19900.70
10/99                                                                    22522.10                           20647.50
                                                                         23726.40                           21366.70
                                                                         26173.10                           23286.10
                                                                         25620.80                           21808.00
                                                                         27017.10                           22396.00
                                                                         26944.20                           23264.40
                                                                         25826.00                           22041.90
                                                                         26015.10                           21504.60
                                                                         26857.90                           22345.10
                                                                         26320.20                           21411.50
                                                                         25826.20                           21598.70
                                                                         24678.00                           20548.40
10/00                                                                    24329.30                           20064.70
                                                                         24227.10                           19314.30
                                                                         25574.10                           20001.90
                                                                         25824.80                           20009.90
                                                                         23260.30                           18515.20
                                                                         21299.50                           17259.80
                                                                         23286.80                           18445.60
                                                                         22003.70                           17764.90
                                                                         20619.60                           17036.60
                                                                         20318.60                           16741.80
                                                                         19841.10                           16311.60
                                                                         17678.40                           14662.50
10/01                                                                    18256.50                           15058.40

The MSCI EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia and the Far East, and reflects dividends reinvested net of non-recoverable withholding tax.

PERFORMANCE INFORMATION

                                            ONE YEAR ENDED     FIVE YEARS ENDED    TEN YEARS ENDED
                                           OCTOBER 31, 2001    OCTOBER 31, 2001    OCTOBER 31, 2001
                                           ----------------    ----------------    ----------------
Schroder International Fund -- Investor
  Shares.................................      -24.96%              2.12%(a)            6.20%(a)

(a) Average annual total return.

"Total Return" is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                             TOP 5 EQUITY HOLDINGS

           SECURITY             % OF NET ASSETS
-----------------------------------------------
Roche Holding                         2.3%
Vodafone Group                        2.3
BP                                    2.2
HBOS                                  1.8
British Telecommunications            1.8

                             GEOGRAPHIC ALLOCATION
------------------------------------------------------

Europe                                  57.6%
Japan                                   20.7
Far East ex-Japan                        1.9
North America                            0.7
Short-Term Investments
  and Other Net Assets                  19.1

                                                                     [Pie CHART]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 15, 2001)

PERFORMANCE

Schroder International Smaller Companies Fund's Investor Shares had a total return of -28.67% for the 12 months ended October 31, 2001. The Fund's benchmark, the Salomon Smith Barney Extended Market Index (EPAC) returned -19.14% over the same period.

The Fund's outperformance of the Index during fiscal 2000 largely reversed during the 2001 fiscal year. Stock selection, primarily in continental Europe, was the main detractor from the Fund's relative performance in fiscal 2001. In the Pacific ex-Japan markets, our focus upon Hong Kong and Singapore also detracted from the Fund's performance. Stock selection in Japan was positive, as it was in the United Kingdom, albeit to a lesser extent. The Fund's partial hedging of its yen exposure also helped relative performance.

MARKET BACKGROUND

In the latter part of 2000, signs of economic weakness mounted in the U.S. and parts of Asia in response to tight monetary policy and persistently high oil prices. The U.S. Federal Reserve began to reduce interest rates aggressively at the beginning of 2001. Initially, markets responded favorably, particularly those in the Pacific ex-Japan region, given its interest rate sensitivity, and in many emerging markets, where some valuations appeared to discount a hard economic landing. Initial expectations of a swift economic recovery in the U.S. in 2001 appeared increasingly unfounded, however, as corporate profitability remained weak, particularly in the technology and telecommunications areas which suffered significant retrenchment as a result of a reduction in corporate spending in information technology and telecommunications. Over the period, the information and telecommunications sectors within the EPAC-EMI Index fell by over 60%.

Continental Europe disappointed expectations that it would lead global economic growth in 2001. Growing evidence of weakness in the region's largest economies prompted forecasts to be revised downward, and persistently high inflation, compounded by the weakness of the euro, constrained the European Central Bank's
(ECB) policy response. The ECB's continued intransigence over interest rate cuts despite signs of moderating inflation and more recently, increasing political pressure, tempered investor enthusiasm toward European equities.

In contrast, the Bank of Japan adopted an easier monetary stance in March 2001 with a small discount rate cut, which boosted sentiment regarding the likelihood of a much-needed change in policy. The election of a reform-minded Prime Minister in July improved the prospect of meaningful reform in Japan, although early enthusiasm for the new Koizumi Administration waned, as investors became impatient with the lack of concrete reform measures. Over the period as a whole, Japanese smaller companies held up better than their large cap counterparts as their valuations were more modest and they were generally less exposed to global economic concerns.

The devastating terrorist attacks on the United States in early September had a decisive impact on equity markets, causing a sharp increase in investors' risk aversion and the postponement of expectations of economic recovery. This initially reinforced investors' preference for defensive areas of the equity markets at the expense of more economically sensitive sectors, a trend much in evidence during the year. During October 2001 however, investors were encouraged by a significant increase in monetary and fiscal stimulus in response to the attacks and by the prospect that economic recovery, albeit delayed by the events, might eventually be more vigorous than previously anticipated.

The 12-month period was marked by unusually large divergences in sector returns. For most of the year, defensive sectors, such as consumer staples, healthcare and utilities outperformed, and technology and telecommunications sectors lagged. Cyclical sectors generally performed well, spurred by cheap valuations at the start of the period and an anticipated economic recovery in 2002.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

PORTFOLIO REVIEW

The performance of Continental European equities over the period was disappointing as growth decelerated faster and further than generally expected. The unwillingness of the ECB to take actions to stimulate growth was an overhang on the markets for the period. Stock selection in Continental Europe remained the largest single area of exposure within the Fund, and we continued to emphasize that region. Areas of focus included outsourcing (new holdings in A Novo and Internatio-Muller) and healthcare (Unilabs, Thiel Logistik, Capio), where companies have benefited from rising demand and government initiatives to contain costs. We also added to the Fund's industrial services exposure, through purchases of ISS, Group 4 Falck, and SG Surveillance.

We remained cautious on Japan and the U.K. While we recognized the inexpensive valuations of small capitalization companies in Japan, the overall economic situation dictated caution. The Fund avoided companies with exposure to the technology and capital spending cycle, while favoring companies with relatively good earnings visibility, which resulted in a positive contribution to performance from Japan. New purchases included Belluna, a niche mail order retailer, and Toppan Forms, a specialist printer that benefited from increased outsourcing, particularly in the financial industry.

The Fund remained underweighted in the U.K. We continued to be cautious on the technology, telecommunication and general manufacturing sectors. During the period, we reduced the Fund's exposure to the media sector through the sale of Scottish Radio Holdings and partial sales of Johnstone Press and Sterling Publishing.

OUTLOOK

Although small capitalization equities outperformed large-capitalization during the 2001 fiscal year, international small capitalization stocks still fell sharply during the period. We believe that current valuations are attractive relative to local bond markets, and the sharp increases in free liquidity worldwide should support small cap equity prices going forward. However, the outlook for corporate earnings remains critical. Cost cutting remains crucial in the face of the likely deceleration in consumption growth that, in recent periods, has been surprisingly resilient in the major economies.

The Fund continues to be biased toward growth, focusing on companies with relatively solid earnings visibility and strong balance sheets. We do not see value in purely defensive sectors, but believe that, overall, international small capitalization companies now are generally undervalued in relation to the potential impact of global economic recovery in the latter half of 2002.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
               SCHRODER INTERNATIONAL SMALLER COMPANIES FUND VS.
     SALOMON SMITH BARNEY EXTENDED MARKET INDEX (EMI) (EUROPE PACIFIC BASIN
                                   COUNTRIES)
[COMPARISON CHART]

                                                              INTERNATIONAL SMALLER COMPANIES     SALOMON SMITH BARNEY EMI EPAC
                                                                            FUND                              INDEX
                                                              -------------------------------     -----------------------------
11/96                                                                    10000.00                           10000.00
                                                                          9970.00                           10147.00
                                                                          9917.78                            9962.32
                                                                          9527.48                            9697.33
                                                                          9677.59                            9874.79
                                                                          9637.56                            9765.18
04/97                                                                     9357.34                            9619.68
                                                                          9997.84                           10226.70
                                                                         10288.10                           10468.70
                                                                          9947.81                           10264.60
                                                                          9477.44                            9803.65
                                                                          9567.51                            9931.82
10/97                                                                     9227.24                            9542.09
                                                                          8756.87                            9161.70
                                                                          8516.77                            8938.51
                                                                          9176.82                            9356.59
                                                                          9687.82                           10049.60
                                                                         10241.40                           10522.20
04/98                                                                    10763.10                           10606.50
                                                                         11306.00                           10851.50
                                                                         11263.40                           10545.80
                                                                         11529.60                           10520.90
                                                                         10060.40                            9287.35
                                                                          9528.14                            9006.88
10/98                                                                     9953.97                            9649.97
                                                                         10294.60                            9967.80
                                                                         10729.40                           10202.00
                                                                         10925.10                           10162.00
                                                                         11477.70                            9974.10
                                                                         12076.30                           10330.80
04/99                                                                    13077.90                           10860.40
                                                                         12962.80                           10570.50
                                                                         14574.50                           10928.00
                                                                         15886.90                           11349.10
                                                                         16393.40                           11523.10
                                                                         16163.20                           11485.90
10/99                                                                    16462.20                           11390.50
                                                                         18430.80                           11790.60
                                                                         20417.00                           12545.40
                                                                         22793.50                           12216.60
                                                                         26755.00                           12652.60
                                                                         25703.60                           12762.00
04/00                                                                    22755.40                           11959.70
                                                                         21235.80                           11757.70
                                                                         22508.60                           12518.70
                                                                         21911.20                           12079.70
                                                                         22677.50                           12400.20
                                                                         22067.00                           11784.20
10/00                                                                    20131.70                           11145.10
                                                                         19262.00                           10731.60
                                                                         19870.70                           11152.20
                                                                         20202.60                           11252.60
                                                                         19236.90                           10830.60
                                                                         17638.30                            9962.03
04/01                                                                    18666.60                           10650.40
                                                                         18254.10                           10600.40
                                                                         17461.80                           10207.10
                                                                         16655.10                            9939.65
                                                                         16338.70                            9932.70
                                                                         13915.60                            8646.41
10/01                                                                    14359.50                            9010.43

The Salomon Smith Barney EMI EPAC Index is an unmanaged index representing the portion of the Salomon Smith Barney Broad Market Index related to companies with small index capitalization in approximately 22 European and Pacific Basin countries. The Salomon Smith Barney EMI EPAC Index represents the smallest companies in each country based on the total market capital having in the aggregate 20% of the cumulative available market capital in such country.

PERFORMANCE INFORMATION

                                                             ONE YEAR ENDED       INCEPTION TO
                                                            OCTOBER 31, 2001    OCTOBER 31, 2001*
                                                            ----------------    -----------------
Schroder International Smaller Companies Fund -- Investor
  Shares..................................................      -28.67%               7.52%

*Average annual total return from commencement of Fund operations (November 4,
1996)

"Total Return" is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                             TOP 5 EQUITY HOLDINGS

           SECURITY             % OF NET ASSETS
-----------------------------------------------
Reed Health Group                     2.2%
BPP Holdings                          1.9
Findel                                1.9
Venture Manufacturing                 1.4
Hong Kong Exchanges & Clearing        1.4

                             GEOGRAPHIC ALLOCATION
------------------------------------------------------

                                % OF NET ASSETS
-----------------------------------------------
Europe.........................      69.9%
Japan..........................      20.8
Far East ex-Japan..............       7.9
Mid-East.......................       0.2
Short-Term Investments and.....       1.2
  Other Net Assets

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ULTRA FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 15, 2001)

PERFORMANCE

The most recent fiscal year was a very successful one for Schroder Ultra Fund. The Fund's strategy of investing aggressively in underfollowed and under-appreciated smaller companies, while hedging its downside risk with a combination of short sales and defensive cash positions, generated a total return of 85.74% on the Fund's Investor Shares for the 12 months ended October 31, 2001, far outpacing the Fund's benchmark, the Russell 2000 Index, which returned -12.70% and the S&P 500 which returned -24.90% for the same period.

MARKET BACKGROUND

During the year ended October 31, 2001, negative investor sentiment dominated U.S. equity markets as concerns about a slowing economy and declining corporate profits mounted. After a number of earnings warnings and a sliding stock market in late 2000, the Federal Reserve surprised investors with a 50 basis point rate cut in early January 2001. While this sparked a sharp short term rally, the equity markets, and particularly tech stocks, sold off once again in February, as disappointing earnings outweighed the psychological boost of a series of interest rate cuts. After a sharp rally in April and May, smaller companies performance stalled out in June, and then began to decline through a summer marked with continued earnings warnings. The tragic events of September 11 further hurt smaller companies, as investors sought safety and liquidity in an uncertain world environment. Toward the end of the period, smaller companies began to rally as further rate cuts caused investors to rotate out of more defensive healthcare names and into early cycle names in the consumer and technology sectors.

PORTFOLIO REVIEW

During the most recent fiscal year the Fund benefited from investments across a variety of industries. Among the Fund's best performers were Corinthian Colleges, a rapidly growing operator of post-secondary schools; Serologicals, a provider of life biological products to life science companies; D&K Healthcare Resources, a drug distributor; Movie Gallery, an owner of video rental stores; Metalsolv, a provider of software to telecommunications companies and Chicos FAS, a women's apparel retailer. All of these investments had one unifying theme: they are all profitable companies whose strong fundamentals attracted increased investor attention and thus a higher price earnings multiple. As always, we remained valuation conscious, taking profits when we thought these, or any of the Fund's other investments were fully priced and returning to them again when we saw profitable opportunities. While this resulted in high portfolio turnover, we feel it was an important contributor to our success.

The Fund's hedging strategies also contributed to its success this year. By selectively shorting individual stocks, as well as using puts on index options, we were able to hedge significant market risk in the Fund, limiting losses in down markets. In addition, for much of the period, the Fund maintained significant cash positions to be redeployed when the markets begin to rally once again.

While most of the Fund's investments were successful this year, some were not. Earnings disappointments in companies such as ACT Manufacturing, Integrated Electrical Services and Media 100 all resulted in sizeable losses. Fortunately, the Fund had far more profitable investments than losers, and so the Fund ended the year with a positive total return.

OUTLOOK

Looking forward, we continue to search for companies that can grow their earnings independently of the economic cycle. While the near term economic outlook is murky, we believe that declining interest rates and oil prices should help stimulate economic growth at sometime in the future. In the meantime, the Fund will continue to operate as it always has, hedging its downside while looking for undervalued, underfollowed and misunderstood companies that we believe can offer superior earnings growth and price performance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ULTRA FUND
--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                   SCHRODER ULTRA FUND VS. RUSSELL 2000 INDEX
[COMPARISON CHART]

                                                                         ULTRA FUND                     RUSSELL 2000 INDEX
                                                                         ----------                     ------------------
10/97                                                                     10000.00                          10000.00
                                                                          10260.00                           9561.00
                                                                          10370.00                           9498.85
                                                                          10778.40                           9665.08
                                                                          10747.80                           9512.38
                                                                          12124.40                          10215.30
                                                                          13592.80                          10636.20
04/98                                                                     14632.90                          10694.70
                                                                          14541.10                          10118.30
                                                                          14683.90                          10139.50
                                                                          14765.40                           9319.23
                                                                          13582.60                           7509.43
                                                                          14265.80                           8097.42
10/98                                                                     15275.30                           8427.80
                                                                          16352.10                           8869.41
                                                                          17573.50                           9418.43
                                                                          18344.20                           9543.70
                                                                          19814.60                           8770.66
                                                                          19553.70                           8907.48
04/99                                                                     21735.60                           9705.59
                                                                          23929.30                           9847.29
                                                                          24830.50                          10292.40
                                                                          25909.60                          10010.40
                                                                          25506.40                           9639.99
                                                                          27878.00                           9641.92
10/99                                                                     29158.70                           9681.45
                                                                          30581.60                           9987.39
                                                                          34254.70                          11118.00
                                                                          35716.10                          10939.00
                                                                          46636.40                          12745.00
                                                                          48515.10                          11905.10
04/00                                                                     53156.30                          11188.40
                                                                          52481.80                          10536.10
                                                                          61731.90                          11454.90
                                                                          62502.80                          11086.00
                                                                          71463.90                          11931.90
                                                                          71849.30                          11581.10
10/00                                                                     74177.90                          11065.70
                                                                          75398.40                           9929.28
                                                                          85052.20                          10782.20
                                                                          91990.30                          11344.00
                                                                          90943.60                          10599.80
                                                                          94472.50                          10081.50
04/01                                                                    102009.00                          10869.80
                                                                         109336.00                          11137.20
                                                                         115915.00                          11521.50
                                                                         118278.00                          10898.10
                                                                         122943.00                          10546.10
                                                                         123631.00                           9126.63
10/01                                                                    137836.00                           9660.54

The Russell 2000 Index is a market capitalization weighted broad based index of 2000 small capitalization U.S. companies.

PERFORMANCE INFORMATION

                                                              ONE YEAR ENDED       INCEPTION TO
                                                             OCTOBER 31, 2001    OCTOBER 31, 2001
                                                             ----------------    ----------------
Schroder Ultra Fund(a) -- Investor Shares..................       85.74%              91.21%(b)

(a) Formerly Schroder Micro Cap Fund.
(b) Average annual total return from commencement of operations (October 15,
    1997)

"Total Return" is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                             TOP 5 EQUITY HOLDINGS

           SECURITY             % OF NET ASSETS
-----------------------------------------------
Hollywood Entertainment               3.8%
D & K Healthcare Resources            3.2
Bio-Rad Laboratories                  2.6
Actuant                               2.6
MCSi                                  2.2

                                 TOP 5 SECTORS

            SECTOR              % OF NET ASSETS
-----------------------------------------------
Health Care                          21.3%
Consumer Discretionary               13.2
Banks & Finance                       5.4
Technology                            5.0
Capital Goods                         4.2

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 15, 2001)

PERFORMANCE

For the 12 months ended October 31, 2001, Schroder U.S. Large Cap Equity Fund's Investor Shares had a total return of -28.28%. The Fund's benchmark, the S&P 500 Index returned -24.90% over the same period.

A modest positive contribution from sector weights relative to the benchmark was not enough to offset the adverse effect of individual stock selections made for the Fund. Stock selection was weakest in the telecommunications services and industrials sectors and was strongest in technology.

MARKET BACKGROUND

After a disheartening end to 2000 and continued weakness through March 2001, a mid-spring equity rally proved short-lived. Concerns continued to mount that the anticipated deterioration in corporate profits had been underestimated and that accommodative fiscal and monetary policy would not be enough to head off recession. The September 11 terrorist attacks on the Pentagon and World Trade Center had a truly profound affect on both the nation and the outlook for the economy and financial markets. For the equity markets, a necessarily more bearish view regarding near-term economic growth and corporate profits reversed the more positive sentiment that had developed during the second fiscal quarter of 2001. Consequently, consumer staples and healthcare, sectors in which earnings are typically less susceptible to the negative impact of recessionary economic conditions, significantly outperformed more economically sensitive sectors. Following September 11, there was a renewed appetite for quality and liquidity inherent in many of the largest-capitalization issues that make up the Fund's portfolio. The biggest headwind to relative performance had been the general underperformance of these stocks through much of the fiscal year. Despite the sharp decline in absolute performance, relative performance improved during September under these conditions. For the near-term, we believe that the market will likely remain highly volatile, and high quality, large capitalization companies should continue to find favor.

PORTFOLIO REVIEW

For most of the fiscal year, smaller capitalization and lower-quality stocks that were already depressed were favored at the expense of large capitalization and higher-quality issues, as investors focused on minimizing downside risk, with little regard for long-term growth prospects. The combination of these market conditions and the Fund's focus on large capitalization names with potential for long-term earnings growth detracted from performance. We anticipate that the change in market sentiment following the September 11 attacks and the more attractive valuations of large capitalization issues relative to their smaller market capitalization counterparts will provide a more positive environment for the Fund's performance in the coming months.

The largest contributors to relative performance were in the technology sector. Electronic Data Systems benefited from the less cyclical and, therefore, more defensive nature of its businesses. That position was sold by the Fund to take advantage of the stock's strong outperformance. International Business Machines, likewise, furnished strong relative performance, again from the large contribution that its services business makes toward total revenues. Microsoft also outperformed, as it benefited from the settlement of the antitrust lawsuit brought by the Federal Government and a potentially favorable product cycle. In healthcare, Baxter International benefited, as the company continued to produce consistent earnings and its increased capacity to manufacture Factor 8 for the treatment of hemophilia is expected to boost revenues. Sun Microsystems detracted from the Fund's relative performance as it fell victim to the economic cycle and the bias against the largest-capitalization companies. General Electric also underperformed in the wake of Chairman Jack Welch's retirement. Following GE's laggard performance, the Fund added to its holdings in that company on the view that over the near and intermediate term, earnings should be less vulnerable than many of its industrial peers. The Fund maintained its position in Sun Microsystems because we believe that the company's industry leadership will eventually be rewarded when cyclical

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

pressures abate. Qwest Communications also underperformed, and the Fund sold its position in that stock following reports that suggested commercial services revenues would be much weaker than expected.

OUTLOOK

An increasing body of evidence suggested that the economy was disappointingly weak even before the horrific events of September 11. Therefore, even without the negative fallout from the terrorist attacks, our previous forecast of 2.5% real GDP growth in the second half of the 2001 calendar year appeared too optimistic. Now, consumer spending looks to be stalling, and capital spending is likely to be even softer than otherwise would have been the case. We anticipate that real GDP will likely decline modestly in the fourth quarter of 2001 and perhaps again in the first quarter of 2002. We anticipate modest acceleration thereafter as the impact of fiscal and monetary stimulus should be tempted by ongoing labor market weakness, high consumer and corporate debt burdens, the negative wealth effect, and a low savings rate.

As investors wrestle with the threat to earnings from lower economic activity set against dramatic increases in liquidity and stronger future growth, we continue to focus on the fundamental health of the companies held in the Fund's portfolio and their prices both relative to that outlook and to their peers and the market. For example, we eliminated positions in Boeing on the view that the terrorist incidents significantly changed the fundamental outlook for the aerospace industry and for Boeing's commercial airline business. We believe that the airline industry will experience a sustained decline in passenger rates and capacity regardless of increased liquidity and the potential for a recovery in the economy. A sharp reduction in the number of passengers, the elimination of several routes, and the strong possibility of bankruptcies within the industry will likely result in a drop-off in orders for the foreseeable future, suggesting that Boeing will trade at or less than its historically low valuations. Our objective continues to be to utilize our research resources to identify attractively priced, high-quality, large capitalization companies with good earnings growth prospects.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN SCHRODER U.S. LARGE CAP EQUITY FUND VS. STANDARD & POOR'S (S&P) 500 INDEX
[COMPARISON CHART]

                                                                 U.S. LARGE CAP EQUITY FUND               S&P 500 INDEX
                                                                 --------------------------               -------------
10/91                                                                     10000.00                           10000.00
                                                                           9644.00                            9595.80
                                                                          10931.50                           10693.60
                                                                          10697.50                           10496.20
                                                                          10886.90                           10630.30
                                                                          10686.60                           10422.50
                                                                          10831.90                           10726.70
                                                                          10954.30                           10785.10
                                                                          10474.50                           10628.40
                                                                          11055.80                           11057.00
                                                                          10999.50                           10833.80
                                                                          11459.20                           10959.10
10/92                                                                     11773.20                           10998.30
                                                                          12187.60                           11370.10
                                                                          12595.90                           11520.00
                                                                          12645.00                           11604.00
                                                                          12470.50                           11760.60
                                                                          13054.20                           12014.70
                                                                          12669.10                           11720.10
                                                                          13103.60                           12035.90
                                                                          12917.50                           12075.80
                                                                          12780.60                           12018.00
                                                                          13441.40                           12400.50
                                                                          13678.00                           12309.70
10/93                                                                     14065.00                           12560.50
                                                                          13852.60                           12442.70
                                                                          14168.50                           12596.20
                                                                          14314.40                           13019.40
                                                                          14250.00                           12667.40
                                                                          13440.60                           12115.10
                                                                          13716.10                           12270.20
                                                                          13716.10                           12471.40
                                                                          13263.50                           12165.90
                                                                          13522.10                           12564.90
                                                                          14056.30                           13080.00
                                                                          13651.50                           12760.90
10/94                                                                     13781.10                           13048.00
                                                                          13070.00                           12573.10
                                                                          13430.80                           12759.10
                                                                          13499.30                           13089.60
                                                                          14085.10                           13600.10
                                                                          14344.30                           14001.30
                                                                          14619.70                           14413.00
                                                                          15068.50                           14989.50
                                                                          15362.40                           15337.20
                                                                          16207.30                           15846.40
                                                                          16051.70                           15886.00
                                                                          16483.50                           16556.40
10/95                                                                     16224.70                           16496.80
                                                                          17000.20                           17221.00
                                                                          17195.80                           17553.40
                                                                          17653.20                           18150.20
                                                                          17713.20                           18319.00
                                                                          18228.60                           18494.90
                                                                          18347.10                           18766.80
                                                                          18684.70                           19250.90
                                                                          18445.50                           19324.10
                                                                          17611.80                           18470.00
                                                                          18168.30                           18859.70
                                                                          19360.20                           19921.50
10/96                                                                     19379.50                           20471.30
                                                                          21166.30                           22018.90
                                                                          20889.10                           21583.00
                                                                          22088.10                           22931.90
                                                                          22187.50                           23110.80
                                                                          20887.30                           22158.60
                                                                          21612.10                           23481.50
                                                                          22811.60                           24902.10
                                                                          23735.40                           26017.70
                                                                          25608.20                           28088.70
                                                                          24058.90                           26515.80
                                                                          25134.30                           27968.80
10/97                                                                     24508.50                           27034.70
                                                                          25432.40                           28286.40
                                                                          25758.00                           28772.90
                                                                          25245.40                           29092.30
                                                                          27335.70                           31189.80
                                                                          28841.90                           32786.70
                                                                          28980.30                           33117.90
                                                                          27780.50                           32548.30
                                                                          29355.70                           33869.70
                                                                          28395.80                           33507.30
                                                                          22847.20                           28662.20
                                                                          24834.90                           30499.40
10/98                                                                     26685.10                           32979.00
                                                                          28123.50                           34977.50
                                                                          31411.10                           36992.20
                                                                          33072.80                           38538.50
                                                                          31412.50                           37340.00
                                                                          31930.80                           38833.60
                                                                          32502.40                           40336.40
                                                                          32606.40                           39384.50
                                                                          35513.90                           41570.30
                                                                          33956.30                           40273.30
                                                                          33540.90                           40076.00
                                                                          33021.70                           38977.90
10/99                                                                     34943.60                           41445.20
                                                                          36033.80                           42294.80
                                                                          41123.80                           44777.50
                                                                          37480.20                           42529.70
                                                                          41003.40                           41725.90
                                                                          43057.60                           45806.70
                                                                          43057.60                           44427.90
                                                                          40237.30                           43517.10
                                                                          40766.10                           44592.00
                                                                          40354.70                           43896.40
                                                                          43526.60                           46622.30
                                                                          41734.60                           44160.70
10/00                                                                     41483.40                           43975.20
                                                                          38384.60                           40509.90
                                                                          38718.50                           40708.40
                                                                          39640.00                           42153.60
                                                                          36036.80                           38309.20
                                                                          33943.00                           35884.20
                                                                          36373.30                           38672.40
                                                                          36373.30                           38931.50
                                                                          35198.50                           37989.40
                                                                          34445.20                           37609.50
                                                                          32013.40                           35255.10
                                                                          29583.60                           32410.00
10/01                                                                     29752.20                           33029.10

The S&P 500 Index is a market capitalization value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

PERFORMANCE INFORMATION

                                            ONE YEAR ENDED     FIVE YEARS ENDED    TEN YEARS ENDED
                                           OCTOBER 31, 2001    OCTOBER 31, 2001    OCTOBER 31, 2001
                                           ----------------    ----------------    ----------------
Schroder U.S. Large Cap Equity
  Fund -- Investor Shares................      -28.28%              8.96%(a)            11.53%(a)

(a) Average annual total return.

"Total Return" is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                             TOP 5 EQUITY HOLDINGS

           SECURITY             % OF NET ASSETS
-----------------------------------------------
Microsoft                             4.6%
Pfizer                                4.5
Citigroup                             4.3
General Electric                      4.3
Exxon Mobil                           3.8

                                 TOP 5 SECTORS

           SECURITY             % OF NET ASSETS
-----------------------------------------------
Financial Services                   19.1%
Health Care                          16.0
Capital Goods                         8.1
Consumer Staples                      7.9
Telecommunications                    6.9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 15, 2001)

PERFORMANCE

Schroder U.S. Smaller Companies Fund's Investor Shares had a total return of 3.25% for the 12 months ended October 31, 2001. The Fund's benchmark, the Russell 2000 Index, returned -12.70% for the same period.

During the period, small-capitalization stocks outpaced large-capitalization stocks, as measured by the S&P 500 Index, which declined -24.90%. We believe that the Fund's strong relative performance reflects its emphasis on identifying companies with solid fundamentals and strong earnings growth.

MARKET BACKGROUND

For much of the period under review, negative investor sentiment dominated U.S. equity markets, as concerns about the softening macroeconomic environment mounted. After a number of earnings warnings and a sliding stock market in late 2000, the Federal Reserve surprised investors with a 50 basis point rate cut in early January 2001. While this sparked a sharp short term rally, the equity market, and particularly tech stocks, sold off once again in February, as disappointing earnings outweighed the psychological boost of a series of interest rate cuts. After a sharp rally in April and May, smaller companies performance stalled out in June, and then began to decline through a summer marked with continued earnings warnings. The tragic events of September 11 further hurt smaller companies, as investors sought safety and liquidity in an uncertain world environment. Toward the end of the period, smaller companies began to rally as further rate cuts caused investors to rotate out of more defensive healthcare names and into early cycle names in the consumer and technology sectors.

PORTFOLIO REVIEW

Healthcare was the Fund's best-performing sector during the period, followed by business services. Technology was the worst-performing sector.

Stock selection within the healthcare sector helped the Fund to outperform the benchmark during the period. Bergen Brunswig, a supplier of pharmaceutical and specialty healthcare products, was the Fund's top healthcare performer. In business services, the Fund's exposure to Global Payments proved beneficial. That company supported its January IPO with strong earnings reports and acquisitions. The Fund's investments in the technology sector were generally disappointing. For example, APW, a provider of electronics manufacturing services, detracted from the Fund's performance, as the stock depreciated significantly following disappointing corporate earnings. The Fund continued to focus on its residual bottom-up stock selection approach. The Fund remained overweight in healthcare and consumer cyclicals. During the period, the Fund accumulated positions in Mohawk Industries (carpets and rugs), Plexus(commercial services) and Covance (contract research organization). The Fund sold positions in Advance PCS (health improvement services) and Abercrombie & Fitch (specialty retailer).

OUTLOOK

Looking ahead, a great deal of uncertainty remains in the equity markets. The events of September 11 have caused real economic implications in the U.S. and other economies, but we believe the longer-term economic ramifications should be small. In the near term, we expect that corporate profits will be weak and we believe the markets will continue to be volatile as the political and economic impact unfolds. We will continue to search for companies that can grow their earnings independently of the economic cycle. While the near-term outlook is murky, we believe that declining interest rates and oil prices should help stimulate economic growth sometime in the near future. In the meantime, the Fund will continue to operate as it always has, investing in underfollowed and misunderstood companies that we believe can offer superior earnings growth.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN SCHRODER U.S. SMALLER COMPANIES FUND VS. RUSSELL 2000 INDEX
[COMPARISON CHART]

                                                                U.S. SMALLER COMPANIES FUND             RUSSELL 2000 INDEX
                                                                ---------------------------             ------------------
08/93                                                                     10000.00                           10000.00
                                                                          10350.00                           10432.00
                                                                          10820.00                           10726.20
10/93                                                                     10990.00                           11001.90
                                                                          10710.00                           10639.90
                                                                          11202.30                           11003.80
                                                                          11655.60                           11349.30
                                                                          11806.70                           11308.40
                                                                          11222.40                           10711.30
04/94                                                                     11373.50                           10774.50
                                                                          11343.30                           10653.90
                                                                          11141.90                           10291.60
                                                                          11272.80                           10460.40
                                                                          11917.50                           11043.10
                                                                          11665.70                           11006.60
10/94                                                                     11897.40                           10963.70
                                                                          11383.60                           10520.80
                                                                          11700.60                           10803.80
                                                                          11752.80                           10667.60
                                                                          12379.60                           11111.40
                                                                          12755.70                           11302.50
04/95                                                                     13090.00                           11553.50
                                                                          13382.60                           11752.20
                                                                          13957.10                           12362.10
                                                                          15116.80                           13074.20
                                                                          15680.90                           13344.80
                                                                          16224.10                           13583.70
10/95                                                                     15816.70                           12976.50
                                                                          16683.80                           13521.50
                                                                          17443.50                           13878.50
                                                                          17360.40                           13863.20
                                                                          17835.40                           14295.70
                                                                          18785.30                           14587.40
04/96                                                                     19972.80                           15367.80
                                                                          21160.20                           15973.30
                                                                          20459.60                           15316.80
                                                                          18916.00                           13979.60
                                                                          19497.80                           14791.80
                                                                          20614.00                           15370.30
10/96                                                                     20459.60                           15133.60
                                                                          21124.60                           15757.10
                                                                          21331.00                           16170.00
                                                                          21720.40                           16493.40
                                                                          21720.40                           16094.20
                                                                          20941.50                           15334.60
04/97                                                                     21012.30                           15377.50
                                                                          23472.90                           17087.50
                                                                          24836.00                           17820.60
                                                                          26022.00                           18649.20
                                                                          26588.50                           19076.30
                                                                          28376.40                           20472.70
10/97                                                                     27084.10                           19573.90
                                                                          26871.70                           19446.70
                                                                          27060.20                           19787.00
                                                                          26537.90                           19474.40
                                                                          28298.10                           20913.50
                                                                          30058.20                           21775.20
04/98                                                                     30096.90                           21894.90
                                                                          28549.50                           20714.80
                                                                          28588.20                           20758.30
                                                                          26615.30                           19079.00
                                                                          21392.80                           15373.80
                                                                          21934.40                           16577.60
10/98                                                                     22766.10                           17254.00
                                                                          24139.40                           18158.10
                                                                          24563.00                           19282.00
                                                                          24078.40                           19538.50
                                                                          22508.00                           17955.90
                                                                          22527.40                           18236.00
04/99                                                                     24000.80                           19869.90
                                                                          24815.10                           20160.00
                                                                          26385.40                           21071.30
                                                                          26036.40                           20493.90
                                                                          24621.20                           19735.60
                                                                          24698.80                           19739.60
10/99                                                                     24795.10                           19820.50
                                                                          26210.40                           20446.80
                                                                          27780.70                           22761.40
                                                                          27586.20                           22395.00
                                                                          29660.70                           26092.40
                                                                          32819.60                           24372.90
04/00                                                                     32898.30                           22905.70
                                                                          31579.10                           21570.20
                                                                          33537.00                           23451.20
                                                                          33188.20                           22696.00
                                                                          36658.40                           24427.80
                                                                          36134.90                           23709.60
10/00                                                                     34894.40                           22654.50
                                                                          32860.00                           20327.90
                                                                          36454.90                           22074.00
                                                                          37049.20                           23224.10
                                                                          35837.60                           21700.60
                                                                          34579.70                           20639.50
04/01                                                                     37100.60                           21595.00
                                                                          38551.20                           22126.30
                                                                          39310.70                           22889.70
                                                                          38976.60                           21651.30
                                                                          38072.30                           20952.00
                                                                          34889.40                           18131.80
10/01                                                                     36054.80                           19192.60

The Russell 2000 Index is a market capitalization weighted broad based index of 2000 small capitalization U.S. companies.

PERFORMANCE INFORMATION

                                            ONE YEAR ENDED     FIVE YEARS ENDED      INCEPTION TO
                                           OCTOBER 31, 2001    OCTOBER 31, 2001    OCTOBER 31, 2001
                                           ----------------    ----------------    ----------------
Schroder U.S. Smaller Companies
  Fund -- Investor Shares................       3.25%               12.00%(a)           16.84%(b)

(a) Average annual total return.
(b) Average annual total return from commencement of Fund operations (August 6,
    1993)

"Total Return" is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                             TOP 5 EQUITY HOLDINGS

           SECURITY             % OF NET ASSETS
-----------------------------------------------
RenaissanceRe Holdings                1.6%
Hilb, Rogal & Hamilton                1.6
Michaels Stores                       1.5
Amphenol                              1.5
Performance Food Group                1.4

                                 TOP 5 SECTORS

           SECURITY             % OF NET ASSETS
-----------------------------------------------
Consumer Discretionary               19.3%
Healthcare                           18.3
Finance                              11.5
Technology                            8.8
Technology -- Semiconductors          5.7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 15, 2001)

PERFORMANCE

Schroder MidCap Value Fund's Investor Shares had a total return of -9.30% for the fiscal year ended October 31, 2001. The Fund's benchmark, the S&P MidCap 400 Index, returned -12.44% during the same period.

MARKET BACKGROUND

Fiscal 2001 was a difficult investment environment for all asset classes. In fact, small- and mid-cap stocks significantly outperformed large cap equities. The S&P 500 Index returned -24.90% in the 12 months ended October 31, 2001. The NASDAQ Composite Index declined by a stunning 49.70% and the Russell 2000 Index declined by 12.70% over the same period. The speculative equity frenzy, which abated in March 2000, continued to correct through the fiscal year, addressing the significant overvaluation of equities in general, and large cap growth stocks, especially technology issues, in particular. Fanned by a rapid deceleration in global economies, corporate earnings crumbled over the 12-month period, exacerbating valuation woes. The Federal Reserve cut interest rates aggressively since January 2001. By late summer, there were some signs that the cuts were working and that the economy was stabilizing. The shocking terrorist attacks on America on September 11, however, had swift and harsh market repercussions. Consumer confidence quickly eroded, layoffs were announced, and earnings warnings and cuts were numerous. The U.S. economy is now in a full-blown recession that is likely to last into 2002.

PORTFOLIO REVIEW

The Fund's performance was strong through May. The Fund's positions in the technology, business services, energy related and certain financial sectors were under pressure through the summer months and then were hard-hit when the market reopened after the September 11 attacks. The Fund's healthcare, consumer staples, defense, and selective financial holdings had better relative performance over the period, but were unable to offset the losses and volatility of the Fund's other holdings. The Fund's relatively limited number of holdings -- approximately 30 stocks about equally weighted -- can be detrimental in an abruptly declining market.

In the aftermath of September 11, we scoured the portfolio for lower-quality balance sheets and poorer relative outlooks. We took advantage of heightened liquidity and plunging prices of high-quality companies to upgrade some of the Fund's holdings. Since the market reopened on September 17, we added 11 new stocks to the Fund across many different industries. For example, we added Harris (defense electronics) and McGraw Hill (publishing), companies for which we believe earnings visibility is relatively better than the market as a whole. The Fund also accumulated positions in selective technology issues such as Symantec, where valuations had plummeted, but the balance sheet appeared strong and the firm's underlying technology is utilized to protect U.S. assets and fight the war against terrorism.

The Fund remained overweighted in energy and oil service, sectors that were volatile for much of the year. However, we believe that current valuations of energy and oil stocks are compelling by all historic measures, and at some point, we believe that oil may become a "chess piece" in an extended war against terrorism. The market volatility gave the Fund the opportunity to buy what we believe are well managed, attractively positioned companies at very attractive prices. We will continue this upgrading process for as long as the market volatility presents these types of opportunities. When stability returns to the market, we believe that these companies will be positioned to deliver superior investment performance.

OUTLOOK

The stock market is a discounting mechanism, and the post-September 11 markets reacted by swiftly pricing in a lot of the bad news. If and when market conditions stabilize, with very stimulative monetary and fiscal policy being administered, we believe that many attractively valued companies will be available. During this uncertain time, we believe that our valuation discipline and our bottom-up stock selection process, which attempt to identify undervalued, misunderstood, and ignored mid-cap companies, will help to generate above-average long-term returns.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN SCHRODER MIDCAP VALUE FUND VS. STANDARD & POOR'S (S&P) MIDCAP 400 INDEX
                         AND RUSSELL MIDCAP VALUE INDEX
[COMPARISON CHART]

                                                                                                          RUSSELL MIDCAP VALUE
                                                    MIDCAP VALUE FUND         S&P MIDCAP 400 INDEX                INDEX
                                                    -----------------         --------------------        --------------------
08/97                                                   10000.00                    10000.00                    10000.00
                                                        10320.00                     9988.00                     9883.20
                                                        10880.40                    10562.30                    10496.20
10/97                                                   10360.30                    10102.80                    10177.10
                                                        10360.30                    10252.40                    10520.50
                                                        10700.10                    10650.20                    10923.10
                                                        10449.70                    10447.80                    10710.80
                                                        11349.50                    11312.90                    11426.50
                                                        11989.60                    11823.10                    12014.70
04/98                                                   11989.60                    12038.30                    11947.60
                                                        11439.20                    11496.60                    11668.60
                                                        11308.80                    11569.00                    11705.70
                                                        10559.10                    11120.10                    11112.30
                                                         8199.11                     9050.66                     9549.65
                                                         8799.28                     9895.99                    10107.00
10/98                                                    9718.81                    10780.70                    10761.50
                                                        10418.60                    11318.70                    11139.80
                                                        10933.20                    12685.90                    11478.30
                                                        10422.70                    12192.50                    11210.70
                                                         9992.20                    11553.60                    10964.30
                                                        10471.80                    11875.90                    11120.90
04/99                                                   11711.70                    12812.90                    12174.20
                                                        11601.60                    12868.00                    12224.90
                                                        11731.50                    13556.50                    12364.40
                                                        11362.00                    13269.10                    12054.80
                                                        10831.40                    12813.90                    11638.20
                                                        10590.90                    12418.00                    11049.20
10/99                                                   10881.10                    13051.30                    11375.10
                                                        11081.10                    13736.50                    11166.50
                                                        11834.50                    14552.40                    11465.60
                                                        10994.20                    14142.10                    10779.80
                                                        10794.10                    15132.00                    10329.00
                                                        12354.90                    16398.60                    11581.10
04/00                                                   12755.20                    15824.60                    11627.40
                                                        13145.40                    15628.40                    11827.30
                                                        12985.30                    15858.10                    11386.50
                                                        13165.40                    16108.70                    11652.60
                                                        14505.90                    17906.40                    12367.00
                                                        13815.60                    17784.60                    12485.50
10/00                                                   13545.50                    17181.70                    12722.80
                                                        12965.70                    15884.50                    12557.40
                                                        13991.30                    17099.70                    13665.00
                                                        14002.50                    17481.00                    13615.80
                                                        13771.50                    16484.60                    13558.60
                                                        13363.80                    15259.80                    13183.00
04/01                                                   14565.30                    16942.90                    13908.10
                                                        15260.00                    17337.70                    14303.10
                                                        14764.10                    17268.40                    14111.40
                                                        13981.60                    17011.10                    14055.00
                                                        13342.60                    16454.80                    13797.80
                                                        11578.70                    14407.80                    12481.50
10/01                                                   12251.50                    15046.10                    12547.60

The S&P MidCap 400 Index is a market weighted composite index of 400 stocks in the middle capitalization sector of the U.S. equities market.

The Frank Russell Company produces a series of equity indices. All indices are market cap-weighted and are subsets of the Russell 3000 Index, which is comprised of the 3000 largest U.S. companies and represents approximately 98% of the investible U.S. equity market. In addition to the indices that are solely based on market capitalization criteria, Russell also produces indices that segment the market cap indices into growth and value style indices that are based on price-to-book values and forecasted growth values.

The Russell MidCap Value Index measures the performance of companies in the Russell MidCap Index (the smallest 800 stocks of the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

PERFORMANCE INFORMATION

                                                             ONE YEAR ENDED       INCEPTION TO
                                                            OCTOBER 31, 2001    OCTOBER 31, 2001*
                                                            ----------------    -----------------
Schroder MidCap Value Fund -- Investor Shares.............       -9.30%               4.89%

*Average annual total return from commencement of Fund operations (August 1,
1997)

"Total Return" is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

                             TOP 5 EQUITY HOLDINGS

           SECURITY             % OF NET ASSETS
-----------------------------------------------
Symantec                              4.1%
Harris                                3.9
KeySpan                               3.8
Northrop Grumman                      3.8
Principal Financial Group             3.7

                                 TOP 5 SECTORS

           SECURITY             % OF NET ASSETS
-----------------------------------------------
Technology                           20.8%
Consumer Cyclicals                   11.2
Insurance                            11.2
Energy                                9.7
Health Care                           9.7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 15, 2001)

PERFORMANCE

Schroder Small Capitalization Value Fund's Investor Shares had a total return of 5.17% for the fiscal year ended October 31, 2001. By comparison, the Fund's benchmark, the Russell 2000 Index, had a -12.70% return for the fiscal year.

For the six months ended October 31, 2001, the Fund had a -5.06% total return versus an -11.13% return for the Russell 2000 Index.

MARKET BACKGROUND

Fiscal 2001 was a difficult investment environment for all asset classes. In fact, small- and mid-cap stocks significantly outperformed large cap equities. The S&P 500 Index returned -24.90% in the 12 months ended October 31, 2001. The NASDAQ Composite declined by a stunning 49.70% and the S&P MidCap 400 Index dropped by 12.44% over the same period. The speculative equity frenzy, which abated in March 2000, continued to correct through the fiscal year, addressing the significant overvaluation of equities in general, and large cap growth stocks -- especially technology issues -- in particular. Fanned by a rapid deceleration in global economies, corporate earnings crumbled over the 12-month period, exacerbating valuation woes. The Federal Reserve has cut interest rates aggressively since January 2001. By late summer, there were some signs that the cuts were working and that the economy was stabilizing. The shocking terrorist attacks on America on September 11, however, had swift and harsh market repercussions; consumer confidence quickly eroded, layoffs were announced, and earnings warnings and cuts were numerous. The U.S. economy is now in a full-blown recession that we believe is likely to last into 2002.

PORTFOLIO REVIEW

Our investment discipline seeks to identify undervalued companies measured against peer companies and to find a catalyst that will cause the undervaluation to be recognized by the market over a one to two-year time frame. Moreover, in a decelerating economy, we seek companies with relatively defensible earnings streams. Prior to September 11, the Fund had holdings in defense companies, education, and healthcare, because we believe that valuations in these areas were attractive and earnings visibility was above average in a weakening economy. The Fund remained underweight in technology all year and decreased its holdings in capital goods and basic materials, especially related to the commercial aerospace industry. Companies such as Harris (defensive electronics), Alliant Techsystems (defensive electronics), Scholastic (educational publications), and Barr Laboratories (generic drugs) held up well in the period since the attacks. Companies such as Titanium Metals which supplies titanium for commercial aircraft and Penton Media, a large conference organizer, did not hold up as well and were sold in the aftermath of September 11. The Fund was overweighted in energy and oil service all year, sectors that have been volatile for much of the year. However, we believe that current valuations of energy and oil stocks are compelling by all historic measures and, at some point, we believe that oil may become a "chess piece" in an extended war against terrorism.

In the aftermath of September 11, we scoured the portfolio for lower-quality balance sheets and poorer relative outlooks. We took advantage of heightened liquidity and plunging prices of high-quality companies to upgrade some of the Fund's holdings. Between the time the market reopened on September 17 and the end of the fiscal period, we added nine new names to the Fund across many different industries. The market volatility gave us a chance to buy what we believe are well managed, attractively positioned companies at very attractive prices. We will continue this process for as long as the market volatility presents these types of opportunities. When stability returns to the market, we believe that these companies will deliver superior investment performance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

OUTLOOK

The stock market is a discounting mechanism, and the post-September 11 equity markets reacted by swiftly pricing in a lot of the bad news. If and when market conditions stabilize, with very stimulative monetary and fiscal policy being administered, we believe that many attractively valued companies will be available. During this uncertain time, we believe our valuation discipline and our bottom-up stock selection process, which attempt to identify undervalued, misunderstood, and ignored smaller companies, will continue to generate above-average long-term returns.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
        SCHRODER SMALL CAPITALIZATION VALUE FUND VS. RUSSELL 2000 INDEX
                          AND RUSSELL 2000 VALUE INDEX
[COMPARISON CHART]

                                               SMALL CAPITALIZATION VALUE
                                                          FUND                 RUSSELL 2000 INDEX       RUSSELL 2000 VALUE INDEX
                                               --------------------------      ------------------       ------------------------
02/94                                                  10000.00                     10000.00
                                                        9880.00                      9982.00
                                                        9660.00                      9454.95
04/94                                                   9800.01                      9510.73
                                                        9690.00                      9404.21
                                                        9460.01                      9084.47
                                                        9520.00                      9233.46
                                                        9800.00                      9747.76
                                                        9810.00                      9715.59
10/94                                                   9770.00                      9677.70
                                                        9299.99                      9286.72
                                                        9490.46                      9536.54
                                                        9210.45                      9416.37
                                                        9540.19                      9808.10
                                                        9743.11                      9976.80
04/95                                                  10023.20                     10198.30
                                                       10383.30                     10373.70                    10383.30
                                                       10643.30                     10912.10                    10683.20
                                                       11193.60                     11540.60                    11073.00
                                                       11353.60                     11779.50                    11402.00
                                                       11363.80                     11990.40                    11572.20
10/95                                                  10774.00                     11454.40                    11110.00
                                                       11374.20                     11935.50                    11551.50
                                                       11710.90                     12250.60                    11909.40
                                                       11521.20                     12237.10                    11988.50
                                                       12171.80                     12618.90                    12176.30
                                                       12321.50                     12876.30                    12431.90
04/96                                                  13242.00                     13565.20                    12771.20
                                                       13592.90                     14099.70                    13094.60
                                                       12782.70                     13520.20                    12939.90
                                                       11742.20                     12339.90                    12251.90
                                                       12602.90                     13056.80                    12783.50
                                                       13042.80                     13567.50                    13132.50
10/96                                                  13062.30                     13358.50                    13284.80
                                                       14053.80                     13908.90                    13999.70
                                                       14511.90                     14273.30                    14454.10
                                                       15038.70                     14558.80                    14676.40
                                                       15071.80                     14206.50                    14815.70
                                                       14589.50                     13535.90                    14418.40
04/97                                                  15116.10                     13573.80                    14630.30
                                                       16608.10                     15083.20                    15795.00
                                                       17573.00                     15730.30                    16594.20
                                                       18680.20                     16461.80                    17290.70
                                                       19459.10                     16838.70                    17565.10
                                                       20412.60                     18071.30                    18733.20
10/97                                                  19392.00                     17278.00                    18223.80
                                                       19118.50                     17165.70                    18423.60
                                                       19174.00                     17466.10                    19048.10
                                                       18470.30                     17190.10                    18703.50
                                                       19837.10                     18460.50                    19834.20
                                                       20930.10                     19221.00                    20638.60
04/98                                                  21072.50                     19326.80                    20740.60
                                                       19848.20                     18285.00                    20006.40
                                                       19431.30                     18323.40                    19893.30
                                                       18259.60                     16841.10                    18335.10
                                                       14602.20                     13570.50                    15463.60
                                                       15656.50                     14633.10                    16336.90
10/98                                                  16802.60                     15230.10                    16821.90
                                                       17466.30                     16028.20                    17277.30
                                                       17983.30                     17020.30                    17818.90
                                                       17215.40                     17246.70                    17414.40
                                                       15559.30                     15849.70                    16225.50
                                                       15612.20                     16097.00                    16091.70
04/99                                                  17413.80                     17539.30                    17560.70
                                                       18382.00                     17795.30                    18100.50
                                                       19084.20                     18599.70                    18755.90
                                                       18952.50                     18090.10                    18310.90
                                                       18156.50                     17420.70                    17641.60
                                                       17613.60                     17424.20                    17288.90
10/99                                                  17375.90                     17495.70                    16943.00
                                                       17627.70                     18048.50                    17030.80
                                                       18850.90                     20091.60                    17554.10
                                                       17908.40                     19768.10                    17095.10
                                                       18780.50                     23031.90                    18139.90
                                                       21009.80                     21514.10                    18225.00
04/00                                                  20539.20                     20218.90                    18332.90
                                                       20857.50                     19040.20                    18053.10
                                                       21716.20                     20700.50                    18580.60
                                                       22574.90                     20033.90                    19199.80
                                                       23863.00                     21562.50                    20058.20
                                                       23752.30                     20928.50                    19944.40
10/00                                                  22408.80                     19997.20                    19873.60
                                                       21550.60                     17943.50                    19468.20
                                                       25052.50                     19484.90                    21561.00
                                                       25157.80                     20500.00                    22156.10
                                                       24337.60                     19155.20                    22125.10
                                                       23376.30                     18218.50                    21771.10
04/01                                                  24825.60                     19641.40                    22779.10
                                                       25925.40                     20124.60                    23364.50
                                                       25173.60                     20818.90                    24329.50
                                                       25453.00                     19692.60                    23784.50
                                                       25348.60                     19056.50                    23701.30
                                                       22172.40                     16491.50                    21084.70
10/01                                                  23551.60                     17456.20                    21635.00

The Frank Russell Company produces a series of equity indices. All indices are market cap-weighted and are subsets of the Russell 3000 Index, which is comprised of the 3000 largest U.S. companies and represents approximately 98% of the investible U.S. equity market. In addition to the indices that are solely based on market capitalization criteria, Russell also produces indices that segment the market cap indices into growth and value style indices that are based on price-to-book values and forecasted growth values.

The Russell 2000 Index is a market capitalization weighted broad based index of 2000 small capitalization U.S. companies.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

PERFORMANCE INFORMATION

                                            ONE YEAR ENDED     FIVE YEARS ENDED      INCEPTION TO
                                           OCTOBER 31, 2001    OCTOBER 31, 2001    OCTOBER 31, 2001
                                           ----------------    ----------------    ----------------
Schroder Small Capitalization Value
  Fund -- Investor Shares................       5.17%               12.53%(a)           11.77%(b)

(a) Average annual total return.
(b) Average annual total return from commencement of Fund operations (February 16, 1994)

"Total Return" is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

                             TOP 5 EQUITY HOLDINGS

           SECURITY             % OF NET ASSETS
-----------------------------------------------
Harris                                4.3%
Alliant Techsystems                   4.1
Alpharma                              4.0
Storage Technology                    4.0
Scholastic                            3.6

                                 TOP 5 SECTORS

            SECTOR              % OF NET ASSETS
-----------------------------------------------
Technology                           18.6%
Energy                               15.0
Health Care                          14.8
Capital Goods                         8.6
Banks & Finance                       6.8

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2001

  Shares                                 Value $
  ------                                 -------
             COMMON STOCKS - 87.6%
             ARGENTINA - 0.1%
     4,000   Quilmes Industrial
              (Quinsa) ADR                  40,000
                                       -----------
             BRAZIL - 6.6%
     3,000   Aracruz Celulose ADR           52,500
     3,820   Brasil Telecom
              Participacoes ADR            106,960
    16,300   Companhia de Bebidas
              (Ambev) ADR                  264,712
    16,100   Companhia Vale do Rio
              Doce ADR                     317,328
    17,500   Embratel Participacoes
              ADR                           47,250
     7,700   Pao De Acucar CBD ADR         116,886
    32,450   Petroleo Brasileiro ADR       626,428
    25,908   Tele Norte Leste
              Participacoes ADR            263,225
     6,700   Telesp Celular
              Participacoes ADR             33,835
     7,500   Votorantim Celulose e
              Papel ADR                    112,702
                                       -----------
                                         1,941,826
             CHILE - 2.1%
     8,200   Banco de A. Edwards ADR       124,451
     4,900   Banco Santander Chile
              ADR                           79,135
    15,400   Compania De Telecom
              Chile ADR (1)                158,620
     8,800   Distribution Y Servicio
              D&S ADR                       95,480
     5,900   Embotelladora Andina ADR       42,952
    11,463   Empresa Nacional De
              Electricidad ADR              99,728
                                       -----------
                                           600,366
             CHINA - 1.2%
   972,000   China Petroleum &
              Chemical (Sinopec)           150,784
   160,000   Huaneng Power
              International                 98,461
   608,000   PetroChina                    114,584
                                       -----------
                                           363,829
             CZECH REPUBLIC - 0.9%
    14,078   Cesky Telecom GDR             109,809
    31,500   CEZ                            64,144
     3,855   Komercni Banka (1)            100,191
                                       -----------
                                           274,144

  Shares                                 Value $
  ------                                 -------
             EGYPT - 0.2%
     7,830   Mobilnil                       67,959
                                       -----------
             HONG KONG - 4.4%
    90,000   China Merchants Holdings
              International                 57,115
   262,500   China Mobile (Hong Kong)
              (1)                          795,909
    85,000   CNOOC                          83,365
   328,000   Legend Holdings               137,717
   507,000   Pacific Century
              CyberWorks                   134,875
    37,000   Shanghai Industrial
              Holdings                      62,378
                                       -----------
                                         1,271,359
             HUNGARY - 1.9%
     8,100   Magyar Olaj - es Gaz GDS      128,385
    12,110   Matav Rt. ADR                 188,310
     2,670   OTP Bank Rt. GDR              140,042
     1,830   Richter Gedeon GDS             99,458
                                       -----------
                                           556,195
             INDIA - 2.0%
     5,500   HDFC Bank ADR (1)              83,710
    10,500   ITC GDR                       152,250
    13,000   Mahanagar Telephone
              Nigam ADR (1)                 70,214
    21,100   Reliance Industries GDR
              (2)                          241,595
     2,200   Videsh Sanchar Nigam ADR       21,340
                                       -----------
                                           569,109
             INDONESIA - 1.0%
   274,000   PT Hanjaya Mandala
              Sampoerna                     78,473
   791,200   Telekomunikasi Indonesia      213,378
                                       -----------
                                           291,851
             ISRAEL - 3.1%
    69,300   Bank Hapoalim                 134,556
    37,500   Bank Leumi Le-Israel           66,948
    69,000   BEZEQ Israeli
              Telecommunication (1)         72,945
     8,549   Check Point Software
              Technologies (1)             252,366
     1,690   IDB Development                39,243
     2,730   Orbotech (1)                   58,859
     4,480   Teva Pharmaceutical
              Industries ADR               276,864
                                       -----------
                                           901,781

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001

  Shares                                 Value $
  ------                                 -------
             COMMON STOCKS
             KOREA - 14.8%
    14,000   Hyundai Mobis                 156,757
     9,300   Hyundai Motor                 149,374
    43,700   Hyundai Securities (1)        246,340
    12,378   Kookmin Bank (1)              322,593
    22,100   Korea Electric Power
              (KEPCO)                      348,139
    11,600   Korea Telecom ADR             241,744
     4,200   KT Freetel (1)                113,514
    25,550   LG Electronics                265,365
    13,590   Pohang Iron & Steel ADR       233,068
     8,780   Samsung Electronics         1,176,316
     9,760   Samsung Securities (1)        252,856
    11,370   Shinhan Financial Group
              (1)                           97,896
     3,800   SK Telecom                    720,386
                                       -----------
                                         4,324,348
             MALAYSIA - 4.0%
    99,250   Malayan Banking               185,439
   170,000   Public Bank                   117,657
   328,000   Resorts World                 448,837
   106,000   Telekom Malaysia              244,076
    74,000   Tenaga Nasional               168,445
                                       -----------
                                         1,164,454
             MEXICO - 12.2%
    25,550   America Movil ADR             383,250
    47,626   Cemex                         218,775
     4,100   Coca-Cola Femsa ADR            82,369
    55,170   Fomento Economico Mexico      172,630
    27,300   Grupo Financiero Banorte
              (1)                           44,113
   472,700   Grupo Financiero BBVA
              Bancomer (1)                 358,663
     1,523   Grupo Iusacell ADR (1)          3,975
   132,190   Grupo Modelo                  304,328
     6,230   Grupo Televisa GDS (1)        189,703
    36,875   Telefonos De Mexico ADR     1,255,962
   254,170   Wal-Mart De Mexico            549,987
                                       -----------
                                         3,563,755
             PHILIPPINES - 0.8%
   992,000   Ayala Land                     84,019
    88,000   Manila Electric "B"
              Shares                        55,900
    13,200   Philippine Long Distance
              Telephone                     96,554
                                       -----------
                                           236,473

  Shares                                 Value $
  ------                                 -------
             POLAND - 1.7%
     7,470   Bank Pekao GDR (1)            135,879
     5,700   Bank Zachodni (1)              59,065
     2,630   BRE Bank                       68,774
     5,724   Powszechny Bank
              Kredytowy GDR                134,686
    25,482   Telekomunikacja Polska
              GDR                           93,009
                                       -----------
                                           491,413
             RUSSIA - 4.4%
    18,700   AO Mosenergo ADR               59,466
    17,800   Gazprom ADR                   153,080
     5,002   Lukoil ADR                    221,995
     3,287   Mobile Telesystems ADR
              (1)                           93,088
     8,640   Norilsk Nickel ADR (1)        108,000
    31,530   Surgutneftegaz ADR            399,958
    24,153   Unified Energy Systems
              GDR                          236,699
                                       -----------
                                         1,272,286
             SOUTH AFRICA - 10.9%
    59,200   ABSA Group                    208,483
   254,300   African Bank Investments      236,029
    12,472   Anglo American Platinum       407,736
    38,000   Barloworld                    200,735
   114,300   Dimension Data Holdings
              (1)                          124,274
   503,900   FirstRand                     409,433
    37,000   M-Cell                         58,675
 1,034,401   Metro Cash & Carry            202,988
    68,300   Naspers                       131,132
   593,600   Profurn (1)                    32,742
   338,100   Sanlam                        315,601
    25,600   Sappi                         238,964
    71,200   Sasol                         621,570
                                       -----------
                                         3,188,362
             TAIWAN - 11.0%
   138,000   Acer Communications &
              Multimedia                   115,117
    34,600   Ambit Microsystems            138,801
    22,050   Arima Computer                  8,686
   101,000   Asustek Computer              345,199
   320,000   Bank Sinopac                  128,834
   114,450   China Trust Commercial
              Bank                          58,012
    56,000   Compeq Manufacturing           55,797
    66,000   D-Link                         55,212
   176,000   Fubon Insurance               151,913
    51,000   Hon Hai Precision
              Industry                     189,081

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2001

  Shares                                 Value $
  ------                                 -------
             COMMON STOCKS
             TAIWAN - (CONTINUED)
    13,000   MediaTek                      111,832
    56,500   Realtek Semiconductor         166,104
   611,752   Taiwan Semiconductor
              Manufacturing              1,080,866
   537,760   United Microelectronics       442,357
   294,000   United World Chinese
              Commercial Bank              173,718
                                       -----------
                                         3,221,529
             THAILAND - 2.3%
   319,000   Advanced Info Service         296,097
    82,000   Bangkok Bank (1)               77,488
    19,000   Siam Cement (1)               205,681
   218,000   Thai Farmers Bank (1)          81,671
                                       -----------
                                           660,937
             TURKEY - 2.0%
 4,673,838   Anadolu Efes Biracilik
              ve Malt Sanayii               92,537
21,549,260   Haci Omer Sabanci
              Holding                       69,077
 4,223,500   Koc Holding                    75,657
 1,429,300   Migros Turk T.A.S              88,938
18,293,760   Turkcell Iletisim
              Hizmetleri                    90,836
30,566,813   Turkiye Is Bankasi
              (Isbank)                     109,510
38,023,500   Yapi Ve Kredi Bankasi          69,307
                                       -----------
                                           595,862
                                       -----------
             TOTAL COMMON STOCKS
              (Cost $30,236,426)        25,597,838
                                       -----------
             PREFERRED STOCKS - 2.4%
             BRAZIL - 2.4%
37,807,686   Banco Bradesco                144,143
 2,516,000   Banco Itau                    160,496
18,810,000   Centrais Electricas
              Brasileiras                  232,911
23,730,000   Gerdau SA Siderurgia          166,820
                                       -----------
                                           704,370
                                       -----------
             TOTAL PREFERRED STOCKS
              (Cost $815,853)              704,370
                                       -----------

  Shares                                 Value $
  ------                                 -------
             WARRANTS - 4.2%
             INDIA - 3.7%
    14,800   Dr. Reddy's Laboratory
              (1)                          322,673
    64,600   Hindustan Lever (1)           293,087
     2,615   Infosys Technology (1)        158,828
    15,400   Ranbaxy Laboratories (1)      230,492
    18,100   State Bank of India (1)        70,794
                                       -----------
                                         1,075,874
             KOREA - 0.5%
    10,400   Korea Tobacco & Ginseng
              (1)                          149,500
                                       -----------
             TOTAL WARRANTS
              (Cost $1,060,930)          1,225,374
                                       -----------
             SHORT-TERM INVESTMENT - 3.4%
   995,186   SSgA U.S. Government
              Money Market Fund,
              2.49% (3)
             (Cost $995,186)               995,186
                                       -----------
             TOTAL INVESTMENTS
              (Cost
              $33,108,395) - 97.6%      28,522,768
             OTHER ASSETS LESS
              LIABILITIES - 2.4%           697,724
                                       -----------
             TOTAL NET
              ASSETS - 100%            $29,220,492
                                       ===========

(1)       Denotes non-income producing security.
(2)       Pursuant to Rule 144A of the
          Securities Act of 1933, this security
          may be resold in transactions exempt
          from registration, normally to
          qualified institutional buyers. At
          October 31, 2001, this security
          aggregated $241,595 or 0.83% of the
          assets of the Fund.
(3)       Interest rate shown is 7-day yield as
          of October 31, 2001.
ADR  --   American Depository Receipts
GDR  --   Global Depository Receipts
GDS  --   Global Depository Shares

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2001

 Shares                                  Value $
 ------                                  -------
            COMMON STOCKS - 80.9%
            AUSTRALIA - 1.0%
  83,214    Telstra                        208,688
                                       -----------
            BELGIUM - 1.3%
   3,760    Delhaize Le Lion               206,576
     310    Electrabel                      64,915
                                       -----------
                                           271,491
            CANADA - 0.7%
  16,641    Noranda                        144,216
                                       -----------
            FINLAND - 3.0%
   3,722    Nokia                           77,873
  22,881    Stora Enso                     278,209
   8,160    UPM-Kymmene                    265,313
                                       -----------
                                           621,395
            FRANCE - 9.0%
   1,909    Compagnie de Saint-Gobain      265,642
   2,998    Compagnie Generale des
             Etablissements Michelin
             Series B                       92,697
   2,762    Etablissements
             Economiques du Casino
             Guichard-Perrachon            206,847
   1,444    L'Air Liquide                  194,823
   3,192    Lafarge                        283,754
   3,048    Pechiney                       140,006
   1,867    Total Fina                     262,320
   2,425    Valeo                           82,996
     540    Vivendi Environnement           20,844
   6,986    Vivendi Universal              326,556
                                       -----------
                                         1,876,485
            GERMANY - 4.5%
   1,523    Adidas-Salomon                  86,006
   1,477    Deutsche Bank                   82,198
  16,777    Deutsche Telekom               259,748
   3,582    Metro                          117,788
   1,761    Preussag                        42,713
   2,294    SAP                            237,604
   2,725    Volkswagen                     104,553
                                       -----------
                                           930,610
            ITALY - 1.4%
  48,147    Banca di Roma                  107,110
  11,282    Fiat S.p.A                     183,919
                                       -----------
                                           291,029

 Shares                                  Value $
 ------                                  -------
            JAPAN - 20.7%
   3,450    Aiful                          270,577
  24,000    Ajinomoto                      259,793
   6,000    Fuji Photo Film                198,031
  27,000    Fujitsu                        199,845
  32,000    Hitachi                        218,292
   3,000    Honda Motor                    107,594
   4,000    Ito-Yokado                     176,463
      28    Japan Telecom                   87,611
      19    Japan Tobacco                  124,178
  15,000    Mitsubishi                     114,946
  17,000    Mitsui                         100,274
  19,000    NEC                            172,297
  34,000    Nikko Cordial                  183,604
      10    Nippon Telegraph &
             Telephone                      41,175
      47    Nippon Unipac                  234,222
      16    NTT DoCoMo                     216,984
     600    Oriental Land                   44,361
   1,000    Sankyo                          19,444
  20,000    Sharp                          206,854
   2,100    Sony                            79,433
  23,000    Sumitomo Mitsui Banking        142,241
   4,200    Tokyo Electron                 172,591
  21,000    Toppan Printing                195,409
   9,600    Toyota Motor                   232,932
      19    UFJ Holdings (1)                84,751
  13,000    Yamato Transport               243,740
  27,000    Yasuda Fire & Marine
             Insurance                     193,889
                                       -----------
                                         4,321,531
            NETHERLANDS - 2.2%
   3,798    ASM Lithography Holding
             (1)                            54,731
   3,620    DSM                            117,863
   3,474    ING Groep                       86,671
   4,027    Royal Dutch Petroleum          204,924
                                       -----------
                                           464,189
            PORTUGAL - 0.5%
  41,910    EDP-Electricidade de
             Portugal                      100,784
                                       -----------
            SINGAPORE - 0.9%
  46,000    Chartered Semiconductor
             Manufacturing (1)              88,256
 113,000    Singapore
             Telecommunications            107,162
                                       -----------
                                           195,418

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001

 Shares                                  Value $
 ------                                  -------
            COMMON STOCKS
            SPAIN - 4.0%
   5,140    Bankinter                      155,085
  13,660    Endesa                         209,152
   8,780    Gas Natural SDG                157,761
  25,650    Telefonica (1)                 308,180
                                       -----------
                                           830,178
            SWEDEN - 5.5%
  15,858    Atlas Copco Series A           323,578
  17,846    Electrolux                     214,793
  11,148    Sandvik                        235,858
   9,630    Securitas "B" Shares           160,729
  51,204    Telefonaktiebolaget LM
             Ericsson "B" Shares           222,442
                                       -----------
                                         1,157,400
            SWITZERLAND - 5.7%
   6,362    Novartis                       238,251
   7,004    Roche Holding                  485,769
     370    Swisscom                       102,760
   2,990    Syngenta (1)                   152,898
   4,313    UBS (1)                        200,610
                                       -----------
                                         1,180,288
            UNITED KINGDOM - 20.5%
  15,315    ARM Holdings (1)                77,509
  47,860    BAE Systems                    232,473
   2,133    Barclays                        64,212
  17,025    BOC Group                      231,501
  57,650    BP                             465,314
  22,235    British Land                   143,897
  74,111    British
             Telecommunications            375,073
  10,914    GlaxoSmithKline                293,636
  33,278    Hanson                         227,946
  34,061    HBOS                           383,896
  49,706    Kingfisher                     231,320
  12,037    Lloyds TSB Group               121,488
  10,370    Prudential                     108,584
  55,773    Rentokil Initial               200,749
  12,304    Rio Tinto                      199,694
   1,010    Severn Trent                    10,480
  19,580    Shell Transport & Trading      146,647
  32,376    Tate & Lyle                    139,134
  17,231    The Great Universal
             Stores                        122,038

 Shares                                  Value $
 ------                                  -------
            UNITED KINGDOM - (CONTINUED)
   2,000    United Utilities                18,091
 206,967    Vodafone Group                 478,577
                                       -----------
                                         4,272,259
                                       -----------
            TOTAL COMMON STOCKS
             (Cost $19,591,392)         16,865,961
                                       -----------
            SHORT-TERM INVESTMENTS - 9.3%
 967,656    SSgA Money Market Fund
             2.55% (2)                     967,656
 967,656    SSgA U.S. Government
             Money Market Fund 2.49%
             (2)                           967,656
                                       -----------
            TOTAL SHORT-TERM INVESTMENTS
             (Cost $1,935,312)           1,935,312
                                       -----------
Principal
Amount $
---------
            REPURCHASE AGREEMENT - 8.3%
1,742,000   State Street Bank and
             Trust Company, 1.50%,
             11/01/01 repurchase
             agreement, dated
             10/31/01 with a
             repurchase price of
             $1,742,073,
             collateralized by a
             $1,450,000 United States
             Treasury Bond, 6.875%
             due 08/15/25, valued at
             $1,782,608
             (Cost $1,742,000)           1,742,000
                                       -----------
            TOTAL INVESTMENTS
             (Cost $23,268,704) - 98.5% 20,543,273
            OTHER ASSETS LESS
             LIABILITIES - 1.5%            306,401
                                       -----------
            TOTAL NET
             ASSETS - 100%             $20,849,674
                                       -----------
                                       -----------

(1) Denotes non-income producing security.
(2) Interest rate shown is 7-day yield as of October 31, 2001.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2001

                       FORWARD FOREIGN CURRENCY CONTRACTS

                               CONTRACTS TO SELL

                                                   Underlying      Unrealized
                                                   Face Amount    Appreciation
Contract Date        Currency           Units       of Value     (Depreciation)*
-------------        --------           -----      -----------   ---------------
  11/14/01      Great Britain Pound    1,463,000   $2,168,103       $ 42,071
  11/20/01         Japanese Yen      228,513,500    1,959,807         90,548
  11/21/01         Japanese Yen      176,245,000    1,458,511         16,720
  12/19/01         Japanese Yen       17,384,000      149,078          6,615
  12/19/01         Japanese Yen       27,417,000      234,590          9,905
                                                   ----------       --------
                                                   $5,970,089       $165,859
                                                   ----------       --------
                                                   ----------       --------

                                CONTRACTS TO BUY

  11/14/01             Euro            2,359,639    2,168,103        (44,010)
  11/20/01         Japanese Yen       16,420,000      136,583         (2,266)
  11/20/01         Japanese Yen       61,075,000      505,328         (5,730)
  11/20/01         Japanese Yen       23,674,000      193,701              0
  12/19/01         Japanese Yen       16,939,000      141,094         (2,277)
  12/19/01         Japanese Yen        9,857,000       82,393         (1,614)
                                                   ----------       --------
                                                   $3,227,202       $(55,897)
                                                   ----------       --------
                                                   ----------       --------

* Does not include foreign currency spot contracts sold with unrealized appreciation of $1,162 or foreign currency spot contracts purchased with unrealized appreciation of $115 and unrealized depreciation of $359.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2001

 Shares                                  Value $
 ------                                  -------
            COMMON STOCKS - 98.1%
            CHINA - 1.4%
  446,000   Beijing Datang Power
             Generation "H" Shares         162,961
  192,000   Travelsky Technology "H"
             Shares (1)                    143,999
                                       -----------
                                           306,960
            DENMARK - 3.1%
    3,500   Carlsberg                      149,010
    2,496   Group 4 Falck                  295,853
    4,785   ISS (1)                        225,710
                                       -----------
                                           670,573
            FINLAND - 1.9%
   10,378   Alma Media (2)                 145,020
   25,360   Comptel Oyj                     74,233
    3,304   KCI Konecranes
             International                  81,239
    4,810   TietoEnator Oyj                107,871
                                       -----------
                                           408,363
            FRANCE - 9.5%
   13,180   A Novo                         178,061
    3,700   Eiffage                        221,941
   25,880   Elior                          164,096
    8,260   ESI Group (1)                   57,954
    8,410   Essilor International          235,493
   12,550   Genesys (1)                    169,324
   12,000   GFI Informatique               115,645
    1,700   HF (2)                          58,948
    2,231   Infogrames Entertainment
             (1)                            21,520
    9,500   Linedata Services (2)          148,880
    4,230   Marionnaud Parfumeries
             (1)                           192,395
    1,638   Nicox (1)                       73,838
    2,300   R2I Sante (1)(2)(3)              9,425
    2,357   Societe Pour
             L'Informatique                 53,072
    1,981   Technip                        224,097
    6,810   Tessi (1)(2)                   137,391
                                       -----------
                                         2,062,080
            GERMANY - 5.4%
   12,000   BKN International (1)(2)        46,474
    3,093   Card Guard (1)                 118,671
    2,444   Energiekontor                  119,328
    5,320   Gehe                           199,327
    1,974   MLP                            132,276
    9,250   Primacom (1)                    33,575
    3,090   Rhoen Klinikum                 151,676
    1,540   Solarworld                      57,978

 Shares                                  Value $
 ------                                  -------
            GERMANY - (CONTINUED)
   16,690   Takkt (2)                       78,167
    6,000   Techem (1)                     121,049
   10,250   UMS United Medical
             Systems International
             (1)(2)                        117,705
                                       -----------
                                         1,176,226
            HONG KONG - 2.4%
  230,000   Hong Kong Exchanges &
             Clearing                      309,614
  201,000   i-CABLE Communications
             (1)                           110,807
  840,000   Tan Chong International        107,692
                                       -----------
                                           528,113
            IRELAND - 1.1%
   49,800   Anglo Irish Bank               151,154
    5,280   SmartForce ADR (1)              86,909
                                       -----------
                                           238,063
            ISRAEL - 0.2%
   11,474   Oridion Systems (1)             51,296
                                       -----------
            ITALY - 4.5%
   10,315   Bayerische Vita (4)             70,613
   16,740   Class Editori                   50,357
   29,400   De Rigo ADR (2)                188,160
    5,930   Gruppo Coin (1)                 44,864
   33,900   Lottomatica (1)                163,043
   59,800   Merloni Elettrodomestici       270,375
   13,000   Permasteelisa                  175,044
                                       -----------
                                           962,456
            JAPAN - 20.8%
    1,000   Airport Facilities               3,807
   10,000   ARC Land Sakamoto              126,629
      400   Bellsystem24                   164,046
    4,600   Belluna                        146,187
    6,000   Charle Co                       33,626
   10,000   Daibiru                         66,419
   15,000   Diamond City                   104,285
   93,000   e-LUX (1)                      124,603
    9,000   Eiden                           41,910
   23,300   Exedy (2)                      132,104
    8,000   Fujitsu Devices                 56,860
    5,000   Fujitsu Support & Service
             (FSAS)                        126,629
   10,000   Glory                          182,182
    9,500   Idec Izumi                      51,767
    6,000   Inaba Denkisangyo               70,585

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001

 Shares                                  Value $
 ------                                  -------
            COMMON STOCKS
            JAPAN - (CONTINUED)
    3,000   International Trading          112,740
   15,000   Japan Airport Terminal         122,667
    2,100   Kadokawa Shoten
             Publishing                     32,940
    3,700   Katokichi                       75,871
    6,000   Komeri                         140,190
    1,900   Kosaido                         18,161
   17,000   Leopalace21 (1)                 68,747
   11,000   Mandom                         168,049
    7,000   Meiko Shokai (2)                60,047
        7   Mobilephone
             Telecommunications
             International                   8,521
    1,900   Nippon System Development       97,635
    6,000   Nippon Thompson                 27,401
   18,000   Nissan Fire & Marine
             Insurance                      89,702
    2,600   Nissin                          45,774
       14   Office Building Fund of
             Japan (1)                      65,422
    3,500   Origin Toshu                    95,217
    2,400   Otsuka Kagu                    130,387
   54,000   Rengo                          146,465
    3,600   Resorttrust                     96,761
    1,900   Sammy (Ordinary Shares)         54,483
    1,900   Sammy (1)                       53,241
   14,000   Sanken Electric                 59,475
   19,000   Sanyo Chemical Industries      130,697
    3,200   Sanyo Shinpan Finance           91,761
       16   Shoeisha                        60,063
       77   Sky Perfect
             Communications (1)             71,084
        1   Sotec                            1,021
    3,500   Sumida                          51,468
   35,000   Sumitomo Warehouse             117,520
    4,000   Tachihi Enterprise (2)          85,127
    2,000   Tanaka Chemical                  8,496
   12,000   Toho Real Estate                45,096
    1,000   Tohoku Pioneer                  24,509
    3,000   Tokyo Individualized
             Educational Institute          96,810
    6,500   Tokyo Ohka Kogyo                87,619
    5,200   Toppan forms                   101,957
    8,000   Touei Housing                   93,852
    3,500   Trusco Nakayama                 41,089
   12,500   Tsubaki Nakashima              115,906

 Shares                                  Value $
 ------                                  -------
            JAPAN - (CONTINUED)
       24   ValueClick Japan                23,332
   12,000   Yushiro Chemical Industry       56,174
                                       -----------
                                         4,505,116
            LUXEMBOURG - 2.0%
    2,600   SBS Broadcasting (1)            39,390
    1,925   Societe Europeenne des
             Satellites                    209,787
    9,700   Thiel Logistik (1)             181,980
                                       -----------
                                           431,157
            NETHERLANDS - 5.6%
   16,994   Fox Kids Europe (1)            195,915
    8,160   Imtech-Muller                  150,295
   10,050   Koninklijke Numico             262,498
    5,630   OPG Groep                      190,153
   11,942   Ordina Beheer                  116,162
    4,000   Qiagen                          72,413
   24,851   Vedior                         228,300
                                       -----------
                                         1,215,736
            SINGAPORE - 4.1%
  267,500   Lindeteves-Jacoberg             76,251
  103,000   NatSteel Broadway               88,645
  421,000   Nera Telecommunications        130,391
  182,000   SIA Engineering                105,753
   80,000   Singapore Airport
             Terminal Services              51,309
  185,000   Singapore Computer
             Systems (2)                   121,694
   59,000   Venture Manufacturing          312,102
                                       -----------
                                           886,145
            SPAIN - 2.2%
   30,828   Amadeus Global Travel
             Distribution Series A         166,872
    6,800   Grupo Auxiliar
             Metalurgico (1)                90,030
    9,825   Sogecable (1)                  221,225
                                       -----------
                                           478,127
            SWEDEN - 4.9%
   12,500   Assa Abloy Series B            142,809
    5,700   Biacore International (1)      155,969
   37,250   Capio (1)                      234,677
   12,385   D. Carnegie (1)                122,280
   16,970   Europolitan Holdings           102,125
    5,720   Micronic Laser Systems
             (1)                            52,172

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2001

 Shares                                  Value $
 ------                                  -------
            COMMON STOCKS
            SWEDEN - (CONTINUED)
   29,382   Observer                       121,564
   10,920   OM Gruppen                     117,571
                                       -----------
                                         1,049,167
            SWITZERLAND - 3.9%
       30   Lindt & Spruengli              172,333
      336   Lonza                          193,425
    1,380   SEZ Holding (1)                 50,708
    1,149   SGS Societe Generale de
             Surveillance Holding          176,619
   18,550   TEMENOS Group (1)               70,434
    5,890   Unilabs                        167,731
                                       -----------
                                           831,250
            UNITED KINGDOM - 25.1%
    9,000   4imprint                        15,706
  285,607   ALPHA Airports Group           223,463
   60,000   Arriva                         254,793
   57,000   Blick                          169,438
   65,000   BPP Holdings                   404,114
  141,787   Carillion                      302,971
   55,000   Clinton Cards                  130,978
  100,000   Communisis (1)                 168,699
   60,000   Dairy Crest Group              301,040
  100,000   Findel                         401,387
   22,500   Go-Ahead Group                 162,791
   12,500   Goldshield Group               111,799
   25,128   Iceland Group                   54,267
   30,000   Johnston Press                 130,058
  197,500   Low & Bonar                    150,793
  112,500   Marlborough Stirling           253,594
    5,695   NDS Group ADR (1)(2)           119,310
   28,000   Penna Consulting               108,642
  200,000   Photo-Me International         160,700
   20,000   PSD Group                      113,435
  250,000   Reed Health Group (1)(2)       472,647
   90,000   Regent Inns                    210,728
   30,000   Renishaw                       167,972
   30,000   Scipher (1)                     36,212
  100,000   Sterling Publishing Group       23,996
  100,000   Taylor Woodrow                 211,964
   25,000   Wembley                        243,232
   75,000   Yule Catto                     204,958
   60,000   Zetters Group (1)(2)           118,758
                                       -----------
                                         5,428,445
                                       -----------

 Shares                                  Value $
 ------                                  -------
            TOTAL COMMON STOCKS
             (Cost $26,602,593)         21,229,273
                                       -----------
            PREFERRED STOCK - 0.7%
            GERMANY - 0.7%
    8,550   Hugo Boss (Cost $173,812)      157,787
                                       -----------
            SHORT-TERM
             INVESTMENT - 5.1%
1,091,946   SSgA U.S. Government
             Money Market Fund, 2.49%
             (5) (Cost $1,091,946)       1,091,946
                                       -----------
            TOTAL INVESTMENTS
             (Cost
             $27,868,351) - 103.9%      22,479,006
            LIABILITIES IN EXCESS OF
             OTHER ASSETS - (3.9%)        (845,118)
                                       -----------
            TOTAL NET ASSETS - 100%    $21,633,888
                                       -----------
                                       -----------

(1)       Denotes non-income producing security.
(2)       Illiquid security.
(3)       Includes 2,300 warrants to purchase
          additional shares of the Company with
          no present value.
(4)       Includes 10,315 rights to purchase
          additional shares of the Company with
          a value of $192.
(5)       Interest rate shown is 7-day yield as
          of October 31, 2001.
ADR  --   American Depository Receipts

                       FORWARD FOREIGN CURRENCY CONTRACTS

                               CONTRACTS TO SELL

                                            Underlying
                                            Face Amount    Unrealized
Contract Date     Currency       Units       of Value     Appreciation*
-------------     --------       -----      -----------   -------------
  11/20/01      Japanese Yen  188,357,000   $1,591,660       $50,884
  11/21/01      Japanese Yen  181,785,220    1,504,359        17,246
                                            ----------       -------
                                            $3,096,019       $68,130
                                            ----------       -------
                                            ----------       -------

* Does not include foreign currency spot contracts sold with unrealized appreciation of $2,959 and unrealized depreciation of $474 or foreign currency spot contracts purchased with unrealized depreciation of $143.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ULTRA FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2001

  Shares                                Value $
  ------                                -------
             COMMON STOCKS - 57.5%
             BANKS & FINANCE - 5.4%
      424    Bank of Bermuda                18,232
   35,000    Brown & Brown               2,009,000
   15,000    Quaker City Bancorp (1)       454,350
  240,000    Senior Housing
              Properties Trust           3,048,000
  150,000    Willis Group Holdings
              (1)                        3,493,500
                                      ------------
                                         9,023,082
             BUSINESS SERVICES - 1.4%
   50,000    Stericycle (1)              2,400,000
                                      ------------
             CAPITAL GOODS - 4.2%
  161,800    Actuant (1)                 4,294,172
   70,000    Advanced Technical
              Products (1)               1,917,300
   50,000    Aftermarket Technology
              (1)                          844,000
                                      ------------
                                         7,055,472
             CONSUMER DISCRETIONARY - 13.2%
  495,400    Acclaim Entertainment
              (1)                        2,328,380
   20,000    Action Performance (1)        524,200
   60,000    Corinthian Colleges (1)     2,191,800
  155,250    Gart Sports (1)             2,794,500
   80,000    Haverty Furniture           1,000,000
  400,000    Hollywood Entertainment
              (1)                        6,436,000
   20,000    Pep Boys-Manny, Moe &
              Jack                         235,000
  130,000    Racing Champions (1)        1,159,600
   20,000    RARE Hospitality
              International (1)            364,600
  150,000    Tuesday Morning (1)         2,007,000
  157,000    Wet Seal (1)                3,194,950
                                      ------------
                                        22,236,030
             CONSUMER STAPLES - 0.8%
   84,800    Carriage Services (1)         507,952
   59,500    Spartan Stores (1)            769,335
                                      ------------
                                         1,277,287
             ENERGY - 2.0%
   60,000    Maverick Tube (1)             726,000
   33,000    Offshore Logistics (1)        658,350
   33,900    Unit (1)                      371,205

  Shares                                Value $
  ------                                -------
             ENERGY - (CONTINUED)
   50,000    Universal Compression
              Holdings (1)               1,399,500
   20,000    Veritas DGC (1)               307,200
                                      ------------
                                         3,462,255
             HEALTH CARE - 21.3%
   77,500    AmeriPath (1)               2,178,525
   26,500    Anthem (1)                  1,109,820
   60,000    Axcan Pharma (1)              644,400
   70,000    Bio-Rad Laboratories
              (1)                        4,340,000
   10,000    Cross Country (1)             203,900
   95,000    D & K Healthcare
              Resources                  5,320,000
    7,500    Dynacare (1)                   98,250
   12,900    Hanger Orthopedic Group
              (1)                           80,625
   30,000    IMPATH (1)                  1,106,100
   60,000    Kindred Healthcare (1)      3,300,000
   58,500    National Healthcare (1)       936,000
    7,500    Ocular Sciences (1)           171,750
   36,000    Odyssey Healthcare (1)        621,000
  165,000    Option Care (1)             2,829,750
   14,100    PDI (1)                       394,659
  350,000    Radiologix (1)              2,625,000
  100,000    Sola International (1)      1,598,000
   10,600    SRI/Surgical Express
              (1)                          260,548
  140,000    Sybron Dental
              Specialties (1)            2,870,000
  120,000    Unilab (1)                  2,841,600
  130,000    United Surgical
              Partners (1)               2,340,000
                                      ------------
                                        35,869,927
             MEDIA - 0.8%
   35,000    Clear Channel
              Communications (1)         1,334,200
                                      ------------
             TECHNOLOGY - 5.0%
   20,000    BEI Technologies              322,000
  106,700    C&D Technologies            2,210,824
  170,000    MCSi (1)                    3,740,000
  100,000    Merix (1)                   1,688,000
   25,000    Newport                       389,750
                                      ------------
                                         8,350,574

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ULTRA FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001

  Shares                                Value $
  ------                                -------
             COMMON STOCKS
             TECHNOLOGY-CELLULAR/
              TELECOMMUNICATIONS - 0.7%
   10,000    Catapult Communications
              (1)                          226,500
   53,000    EMS Technologies (1)          893,050
                                      ------------
                                         1,119,550
             TECHNOLOGY-SEMICONDUCTORS - 1.7%
  115,000    Applied Micro Circuits
              (1)                        1,268,450
   40,000    Integrated Device
              Technology (1)             1,114,000
   50,000    LogicVision (1)               450,000
                                      ------------
                                         2,832,450
             TECHNOLOGY-SOFTWARE - 0.3%
   20,000    HNC Software (1)              346,000
    5,000    Manhattan Associates
              (1)                          150,200
                                      ------------
                                           496,200
             TRANSPORTATION - 0.7%
    2,500    P.A.M. Transportation
              Services (1)                  24,375
   25,000    Roadway                       681,250
   25,000    Yellow (1)                    550,000
                                      ------------
                                         1,255,625
                                      ------------
             TOTAL COMMON STOCKS
              (Cost $80,331,874)        96,712,652
                                      ------------
             OPTIONS - 1.8%
   90,000    Russell 2000 Index Put
              Nov/430 (1)                1,030,500
   10,000    Russell 2000 Index Put
              Nov/450 (1)                  251,500
   40,000    Russell 2000 Index Put
              Nov/440 (1)                  698,000
   20,000    Russell 2000 Index Put
              Dec/450 (1)                  601,000
   20,000    Russell 2000 Index Put
              Dec/440 (1)                  486,600
                                      ------------
             TOTAL OPTIONS
              (Cost $3,738,400)          3,067,600
                                      ------------

  Shares                                Value $
  ------                                -------

             SHORT-TERM INVESTMENTS - 9.3%
7,793,244    SSgA Money Market Fund
              2.55% (2)                  7,793,244
7,793,245    SSgA U.S. Government
              Money Market Fund
              2.49% (2)                  7,793,245
                                      ------------
             TOTAL SHORT-TERM
              INVESTMENTS
              (Cost $15,586,489)        15,586,489
                                      ------------
Principal
Amount $
---------
             GOVERNMENT AND AGENCY
              SECURITIES - 16.9%
28,000,000   United States Treasury
              Bills
              2.14%, 11/29/2001         27,953,396
  500,000    United States Treasury
              Bills 2.15%,
              01/10/2002 (3)               497,910
                                      ------------
             TOTAL GOVERNMENT AND
              AGENCY SECURITIES
              (Cost $28,451,306)        28,451,306
                                      ------------
             REPURCHASE AGREEMENT - 15.8%
26,644,000   State Street Bank and
              Trust Company, 1.50%,
              11/01/01 repurchase
              agreement, dated
              10/31/01 with a
              repurchase price of
              $26,645,110,
              collateralized by a
              $23,135,000 United
              States Treasury Bond,
              6.250% due 05/15/30,
              valued at $27,178,905
              (Cost $26,644,000)        26,644,000
                                      ------------
             TOTAL INVESTMENTS
              (Cost $154,752,069) -
               101.3%                  170,462,047
                                      ------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ULTRA FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2001

                                        Value $
                                        -------
             SECURITIES SOLD SHORT
              AT VALUE (4) - (0.5%)       (780,150)
             LIABILITIES IN EXCESS
              OF OTHER ASSETS -
               (0.8%)                   (1,400,301)
                                      ------------
             TOTAL NET ASSETS - 100%  $168,281,596
                                      ------------
                                      ------------

(1) Denotes non-income producing security.
(2) Interest rate shown is 7-day yield as of October 31, 2001.
(3) This security has been segregated by the Custodian Bank to cover a security sold short.
(4) The security sold short, Resources Connection, is valued at $780,150 with proceeds of $701,202.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2001

 Shares                                 Value $
 ------                                 -------
           COMMON STOCKS - 99.0%
           BASIC MATERIALS - 2.6%
 13,800    International Paper            494,040
                                      -----------
           CAPITAL GOODS - 8.1%
  2,600    Deere                           96,174
 22,800    General Electric               830,148
 13,100    Tyco International             643,734
                                      -----------
                                        1,570,056
           COMMUNICATIONS EQUIPMENT - 1.4%
 16,200    Cisco Systems (1)              274,104
                                      -----------
           COMPUTER HARDWARE - 6.2%
 17,000    Hewlett-Packard                286,110
  4,500    International Business
            Machines                      486,315
  4,600    Lexmark International
            Class A (1)                   205,850
 22,800    Sun Microsystems (1)           231,420
                                      -----------
                                        1,209,695
           COMPUTER SOFTWARE - 5.8%
 15,400    Microsoft (1)                  895,510
 17,700    Oracle (1)                     240,012
                                      -----------
                                        1,135,522
           CONSUMER CYCLICALS - 6.0%
  5,800    Federated Department
            Stores (1)                    185,542
 14,500    Lowe's Companies               494,450
  9,500    Wal-Mart Stores                488,300
                                      -----------
                                        1,168,292
           CONSUMER STAPLES - 7.9%
 10,600    Gillette                       329,554
 11,600    PepsiCo                        565,036
  3,000    Procter & Gamble               221,340
 10,000    Safeway (1)                    416,500
                                      -----------
                                        1,532,430
           ENERGY - 5.7%
 18,900    Exxon Mobil                    745,605
  7,400    Schlumberger                   358,308
                                      -----------
                                        1,103,913
           FINANCIAL SERVICES - 19.1%
  7,060    American International
            Group                         554,916
  7,900    Bank of New York               268,679
 18,532    Citigroup                      843,577
  6,200    Federal National Mortgage
            Association                   501,952

 Shares                                 Value $
 ------                                 -------
           FINANCIAL SERVICES - (CONTINUED)
 15,900    FleetBoston Financial          522,474
  3,800    Marsh & Mclennan               367,650
  7,200    Merrill Lynch                  314,712
 18,900    U.S. Bancorp                   336,042
                                      -----------
                                        3,710,002
           HEALTH CARE - 16.0%
  9,300    Abbott Laboratories            492,714
  7,900    American Home Products         441,057
 10,100    Baxter International           488,537
  9,900    Medtronic                      398,970
 20,675    Pfizer                         866,282
 10,600    Pharmacia                      429,512
                                      -----------
                                        3,117,072
           MEDIA - 5.6%
 18,450    AOL Time Warner (1)            575,825
 14,300    Comcast Class A (1)            512,512
                                      -----------
                                        1,088,337
           TECHNOLOGY - SEMICONDUCTORS - 4.5%
  8,500    Applied Materials (1)          289,935
 15,100    Intel                          368,742
  5,700    Linear Technology              221,160
                                      -----------
                                          879,837
           TELECOMMUNICATIONS - 6.9%
 10,900    AT&T                           166,225
 13,800    AT&T Wireless Services
            (1)                           199,272
 11,500    BellSouth                      425,500
 17,132    Qwest Communications
            International                 221,859
  6,900    Sprint (1)                     153,870
  3,600    Verizon Communications         179,316
                                      -----------
                                        1,346,042
           UTILITIES - 3.2%
  6,000    El Paso                        294,360
  7,700    Exelon                         323,939
                                      -----------
                                          618,299
                                      -----------
           TOTAL COMMON STOCKS
            (Cost $21,614,429)         19,247,641
                                      -----------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2001

 Shares                                 Value $
 ------                                 -------
           SHORT-TERM INVESTMENT - 1.3%
260,725    SSgA U.S. Government
            Money Market Fund 2.49%
            (2) (Cost $260,725)           260,725
                                      -----------
           TOTAL INVESTMENTS
            (Cost $21,875,154) -
             100.3%                    19,508,366
           LIABILITIES IN EXCESS OF
            OTHER ASSETS - (0.3%)         (60,947)
                                      -----------
           TOTAL NET ASSETS -  100%   $19,447,419
                                      -----------
                                      -----------

(1) Denotes non-income producing security.
(2) Interest rate shown is 7-day yield as of October 31, 2001.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2001

 Shares                                  Value $
 ------                                  -------
            COMMON STOCKS - 84.3%
            BUSINESS SERVICES - 5.3%
  16,100    Alliance Data Systems (1)      257,600
   8,000    Arbitron (1)                   216,000
   9,800    Certegy (1)                    279,300
   8,580    Global Payments                256,971
   6,300    National Data                  221,760
  13,800    United Rentals (1)             251,850
                                       -----------
                                         1,483,481
            CAPITAL GOODS - 4.0%
   1,950    Alliant Techsystems (1)        170,157
   3,900    American Axle &
             Manufacturing Holdings
             (1)                            65,910
   2,700    Flowserve (1)                   63,126
   4,400    Global Power Equipment
             Group (1)                      65,956
   6,300    Mettler-Toledo
             International (1)             289,233
   7,700    Pentair                        244,475
   2,300    SPX (1)                        229,080
                                       -----------
                                         1,127,937
            CONSUMER DISCRETIONARY - 19.3%
   9,700    American Eagle Outfitters
             (1)                           265,780
  10,950    Applebee's International       329,595
   3,600    Barnes & Noble (1)             132,300
  13,900    Borders Group (1)              216,701
   6,100    CBRL Group                     153,171
   9,439    CEC Entertainment (1)          365,667
  11,900    Clayton Homes                  166,600
  20,800    Dal-Tile International
             (1)                           337,168
   8,300    Ethan Allen Interiors          265,683
   8,500    Footstar (1)                   283,900
   4,300    Furniture Brands
             International (1)             103,243
   7,343    Jack in The Box (1)            180,638
   8,200    Michaels Stores (1)            421,234
   4,700    Mohawk Industries (1)          203,040
   4,400    O'Reilly Automotive (1)        124,344
   8,300    Reebok International (1)       172,308
  10,792    Rent-A-Center (1)              294,082
  17,010    Ruby Tuesday                   293,252
  18,500    Tommy Hilfiger (1)             212,565
   7,600    Valassis Communications
             (1)                           237,120
  15,000    Venator Group                  217,500

 Shares                                  Value $
 ------                                  -------
            CONSUMER DISCRETIONARY - (CONTINUED)
  13,200    Wolverine World Wide           194,436
   8,700    Zale (1)                       248,994
                                       -----------
                                         5,419,321
            CONSUMER STAPLES - 2.5%
   7,600    Constellation Brands (1)       311,904
  13,100    Performance Food Group
             (1)                           385,009
                                       -----------
                                           696,913
            ENERGY - 4.3%
   7,260    BJ Services (1)                185,784
   2,900    Cal Dive International
             (1)                            60,581
  13,400    Grant Prideco (1)              121,806
  55,800    Grey Wolf (1)                  161,262
  13,738    Hanover Compressor (1)         378,894
  13,400    Key Energy Services (1)        116,580
  10,600    Patterson-UTI Energy (1)       191,012
                                       -----------
                                         1,215,919
            FINANCE - 11.5%
   6,200    Affiliated Managers Group
             (1)                           382,540
   7,500    AmeriCredit (1)                116,250
   6,000    AmerUs Group                   181,620
  13,700    Federated Investors            357,570
   9,900    Greater Bay Bancorp            225,621
   7,700    Hilb, Rogal & Hamilton         446,061
   2,200    IndyMac Bancorp (1)             56,496
   1,200    Leucadia National               34,776
   4,300    Manufactured Home
             Communities                   131,365
   6,600    Metris                         106,986
   6,800    North Fork Bancorporation      189,720
   1,800    Pacific Century Financial       41,940
   4,800    RenaissanceRe Holdings         463,104
   3,100    StanCorp Financial Group       137,640
   1,000    White Mountains Insurance
             Group                         347,000
                                       -----------
                                         3,218,689
            HEALTH CARE - 18.3%
   5,700    AmerisourceBergen (1)          362,292
  10,500    Apogent Technologies (1)       245,910
  15,000    Apria Healthcare Group
             (1)                           345,000
   6,600    Beckman Coulter                280,302
  38,800    Beverly Enterprises (1)        290,612
   7,600    Charles River
             Laboratories
             International (1)             255,360

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001

 Shares                                  Value $
 ------                                  -------
            COMMON STOCKS
            HEALTH CARE - (CONTINUED)
  14,300    Covance (1)                    262,405
  20,200    DaVita (1)                     367,640
   1,900    Dentsply International          85,481
   7,600    Edwards Lifesciences (1)       193,040
  10,900    Henry Schein (1)               367,875
   3,500    Laboratory Corporation of
             America Holdings (1)          301,700
  11,800    Manor Care (1)                 275,648
   6,331    Medicis Pharmaceutical
             Class A (1)                   365,235
  13,300    Omnicare                       264,404
   3,200    Patterson Dental (1)           121,600
   6,800    Province Healthcare (1)        187,340
   2,386    Quest Diagnostics (1)          155,997
   3,200    RehabCare Group (1)             81,280
   4,300    Universal Health Services
             (1)                           173,677
   2,600    Varian Medical Systems
             (1)                           174,460
                                       -----------
                                         5,157,258
            TECHNOLOGY - 8.8%
   3,300    Affiliated Computer
             Services (1)                  290,565
   9,200    Amphenol (1)                   409,860
  10,300    Belden                         206,103
   7,100    CTS                            114,665
   8,286    Perkinelmer                    222,976
  10,600    Plantronics (1)                220,268
     600    Plexus (1)                      15,000
   4,300    ProQuest (1)                   147,060
   5,500    Symantec (1)                   302,445
  14,400    Tektronix                      283,680
   6,400    Varian (1)                     162,176
   2,100    Zebra Technologies (1)          96,747
                                       -----------
                                         2,471,545
            TECHNOLOGY - SEMICONDUCTORS - 5.7%
   7,900    Adaptec                         95,195
  22,400    Aeroflex (1)                   328,608

 Shares                                  Value $
 ------                                  -------
            TECHNOLOGY - SEMICONDUCTORS -
             (CONTINUED)
   5,100    Alpha Industries (1)           118,728
   5,700    Exar (1)                       128,478
   8,900    Lattice Semiconductor (1)      155,750
   8,500    Micrel (1)                     213,775
  14,800    Oak Technology (1)             147,852
   7,700    Semtech (1)                    290,675
   4,400    Varian Semiconductor
             Equipment Associates (1)      132,176
                                       -----------
                                         1,611,237
            TECHNOLOGY - SOFTWARE - 1.2%
   4,000    Autodesk                       132,880
  14,000    Progress Software (1)          207,060
                                       -----------
                                           339,940
            TRANSPORTATION - 1.3%
  11,300    Ryder Systems                  211,310
   5,500    Teekay Shipping                152,020
                                       -----------
                                           363,330
            UTILITIES - 2.1%
   4,900    Black Hills                    134,554
  13,807    El Paso Electric (1)           187,775
   5,200    Kinder Morgan                  258,076
                                       -----------
                                           580,405
                                       -----------
            TOTAL COMMON STOCKS
             (Cost $21,320,092)         23,685,975
                                       -----------
            SHORT-TERM INVESTMENTS - 9.0%
1,264,215   SSgA Money Market Fund
             2.55% (2)                   1,264,215
1,264,214   SSgA U.S. Government
             Money Market Fund 2.49%
             (2)                         1,264,214
                                       -----------
            TOTAL SHORT-TERM
             INVESTMENTS
             (Cost $2,528,429)           2,528,429
                                       -----------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2001

Principal
Amount $                                 Value $
---------                                -------
            REPURCHASE AGREEMENT - 6.1%
1,714,000   State Street Bank and
             Trust Company,
             1.50%,11/01/01
             repurchase agreement,
             dated 10/31/01 with a
             repurchase price of
             $1,714,071,
             collateralized by a
             $1,675,000 United States
             Treasury Bond, 6.000%
             due 07/31/02 valued at
             $1,750,375. (Cost
             $1,714,000)                 1,714,000
                                       -----------
            TOTAL INVESTMENTS
             (Cost
             $25,562,521) - 99.4%       27,928,404
            OTHER ASSETS LESS
             LIABILITIES - 0.6%            167,717
                                       -----------
            TOTAL NET ASSETS - 100%    $28,096,121
                                       -----------
                                       -----------

(1) Denotes non-income producing security.
(2) Interest rate shown is 7-day yield as of October 31, 2001.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2001

 Shares                                 Value $
 ------                                 -------
           COMMON STOCKS - 91.5%
           BANKS & FINANCE - 8.9%
 12,500    Huntington Bancshares          192,875
  8,100    Stilwell Financial             162,891
  8,000    Willis Group Holdings (1)      186,320
                                       ----------
                                          542,086
           BASIC INDUSTRIES - 4.7%
  2,600    Ecolab                          91,468
  6,300    Monsanto                       197,190
                                       ----------
                                          288,658
           CAPITAL GOODS - 7.0%
  2,300    Northrop Grumman               229,885
  2,000    SPX (1)                        199,200
                                       ----------
                                          429,085
           CONSUMER CYCLICALS - 11.2%
  8,200    Brinker International (1)      208,280
 12,500    Crown Castle International
            (1)                           146,250
  3,600    McGraw-Hill                    189,288
  9,500    Staples (1)                    138,510
                                       ----------
                                          682,328
           CONSUMER STAPLES - 3.5%
  7,100    Kellogg                        216,550
                                       ----------
           ENERGY - 9.7%
  8,300    BJ Services (1)                212,397
  4,800    Devon Energy                   183,840
  5,700    Weatherford International
            (1)                           195,111
                                       ----------
                                          591,348
           HEALTH CARE - 9.7%
  5,200    Anthem (1)                     217,776
 14,600    HEALTHSOUTH (1)                190,092
  3,800    Watson Pharmaceuticals (1)     181,184
                                       ----------
                                          589,052
           INSURANCE - 11.2%
  5,500    Cincinnati Financial           204,600
  6,600    First American                 109,890
 10,800    Phoenix (1)                    138,780
 10,100    Principal Financial Group
            (1)                           227,250
                                       ----------
                                          680,520
           TECHNOLOGY - 20.8%
 12,300    Ceridian (1)                   202,827
 10,900    Conexant Systems (1)           110,635
  7,000    Harris                         239,960

 Shares                                 Value $
 ------                                 -------
           TECHNOLOGY - (CONTINUED)
  2,900    NCR (1)                        102,805
  7,000    SCI Systems (1)                142,170
  4,500    Symantec (1)                   247,455
  5,200    Teradyne (1)                   119,860
  4,700    Thermo Electron                 99,358
                                       ----------
                                        1,265,070
           UTILITIES - 4.8%
  7,000    KeySpan                        232,260
  3,900    Reliant Resources (1)           61,035
                                       ----------
                                          293,295
                                       ----------
           TOTAL COMMON STOCKS
            (Cost $5,201,703)           5,577,992
                                       ----------
           SHORT-TERM INVESTMENTS - 9.1%
278,494    SSgA Money Market Fund
            2.55% (2)                     278,494
278,494    SSgA U.S. Government Money
            Market Fund 2.49% (2)         278,494
                                       ----------
           TOTAL SHORT-TERM INVESTMENTS
           (Cost $556,988)                556,988
                                       ----------
Principal
Amount $
---------
            REPURCHASE AGREEMENT - 3.5%
 212,000    State Street Bank and
             Trust Company, 1.50%,
             11/01/01 repurchase
             agreement, dated 10/31/01
             with a repurchase price
             of $212,009,
             collateralized by a
             $180,000 United States
             Treasury Bond, 6.875% due
             08/15/25, valued at
             $221,289 (Cost $212,000)      212,000
                                        ----------
            TOTAL INVESTMENTS
             (Cost $5,970,691) -104.1%   6,346,980
            LIABILITIES IN EXCESS OF
             OTHER ASSETS - (4.1%)        (252,842)
                                        ----------
            TOTAL NET ASSETS - 100%     $6,094,138
                                        ----------
                                        ----------

(1) Denotes non-income producing security.
(2) Interest rate shown is 7-day yield as of October 31, 2001.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2001

 Shares                                  Value $
 ------                                  -------
            COMMON STOCKS - 92.3%
            BANKS & FINANCE - 6.8%
   24,300   Cullen/Frost Bankers           655,128
   26,600   Waddell & Reed Financial       678,034
    8,200   Washington Federal             185,730
   22,000   Wilmington Trust             1,249,600
                                       -----------
                                         2,768,492
            BASIC INDUSTRIES - 6.3%
   88,200   Calgon Carbon                  814,968
   58,400   Delta and Pine Land          1,054,120
   11,300   OM Group                       684,215
                                       -----------
                                         2,553,303
            CAPITAL GOODS - 8.6%
   19,050   Alliant Techsystems(1)       1,662,303
    2,500   Insituform Technologies
             Class A(1)                     47,900
   58,400   Terex(1)                       946,664
   32,300   Tetra Tech(1)                  835,924
                                       -----------
                                         3,492,791
            CONSUMER CYCLICALS - 5.8%
      500   Hispanic Broadcasting(1)         8,380
   53,500   Quanta Services(1)             813,200
   34,292   Scholastic(1)                1,532,852
                                       -----------
                                         2,354,432
            CONSUMER STAPLES - 5.7%
   85,000   Dial                         1,417,800
   22,300   Scotts Class A(1)              898,913
                                       -----------
                                         2,316,713
            ENERGY - 15.0%
   46,400   Cal Dive International(1)      969,296
   33,100   Forest Oil                     906,940
  117,800   Grant Prideco(1)             1,070,802
   43,900   National-Oilwell(1)            813,028
   48,900   Plains Resources(1)          1,334,970
   55,600   Pure Resources(1)              984,120
                                       -----------
                                         6,079,156
            HEALTH CARE - 14.8%
   59,000   Alpharma                     1,634,300
   16,300   Barr Laboratories(1)         1,186,640
   92,000   Dendrite International(1)      912,640
   17,100   Haemonetics(1)                 651,510
   20,400   IDEXX Laboratories(1)          514,080
   38,700   Syncor International(1)      1,122,300
                                       -----------
                                         6,021,470

 Shares                                  Value $
 ------                                  -------
            INSURANCE - 4.8%
   25,900   Max Re Capital(1)              427,350
   39,600   Protective Life              1,090,980
   20,200   Selective Insurance Group      433,896
                                       -----------
                                         1,952,226
            TECHNOLOGY - 18.6%
  127,700   Borland Software(1)          1,428,963
   29,600   EDO                            797,720
   51,200   Harris                       1,755,136
   32,900   KEMET(1)                       588,252
   86,200   Storage Technology(1)        1,617,974
   53,100   Titan(1)                     1,387,503
                                       -----------
                                         7,575,548
            UTILITIES - 5.9%
   46,000   Philadelphia Suburban        1,311,000
   57,650   Southern Union               1,099,962
                                       -----------
                                         2,410,962
                                       -----------
            TOTAL COMMON STOCKS
             (Cost $30,877,198)         37,525,093
                                       -----------
            SHORT-TERM INVESTMENTS - 7.6%
1,292,482   SSgA Money Market Fund
             2.55%(2)                    1,292,482
1,799,010   SSgA U.S. Government
             Money Market Fund
             2.49%(2)                    1,799,010
                                       -----------
            TOTAL SHORT-TERM
             INVESTMENTS
             (Cost $3,091,492)           3,091,492
                                       -----------
            TOTAL INVESTMENTS
             (Cost
             $33,968,690) - 99.9%       40,616,585
            OTHER ASSETS LESS
             LIABILITIES - 0.1%             38,389
                                       -----------
            TOTAL NET ASSETS -  100%   $40,654,974
                                       -----------
                                       -----------

(1) Denotes non-income producing security
(2) Interest rate shown is 7-day yield as of October 31, 2001.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2001

                                                                           INTERNATIONAL
                                              EMERGING                        SMALLER
                                               MARKETS     INTERNATIONAL     COMPANIES        ULTRA
                                                FUND           FUND            FUND            FUND
                                              --------     -------------   -------------      -----
ASSETS
  Investments in securities, at
     value - Note 2........................  $28,522,768    $18,801,273     $22,479,006    $143,818,047
  Repurchase agreements....................           --      1,742,000              --      26,644,000
  Cash.....................................           --            906              --             404
  Foreign currency, at value...............      751,501          4,607             637              --
  Dividends and tax reclaims receivable....       20,013        112,275          58,541          74,200
  Interest receivable......................        3,919          4,412           3,460          34,323
  Receivable for securities sold...........      194,522        618,699       2,388,043       7,306,799
  Receivable for foreign currency contracts
     sold..................................           --        167,136          71,089              --
  Receivable for Fund shares sold..........        1,416             --          22,918         137,749
  Deferred organizational costs............          195             --              --              --
  Prepaid expenses.........................       18,750         22,239          24,253           9,934
  Due from Investment Advisor - Note 3.....       49,172             --          28,215          33,541
                                             -----------    -----------     -----------    ------------
          TOTAL ASSETS.....................   29,562,256     21,473,547      25,076,162     178,058,997
LIABILITIES
  Securities sold short, at value - Note
     2.....................................           --             --              --         780,150
  Payable for securities purchased.........      256,440        343,700              --       8,638,990
  Payable for foreign currency contracts
     purchased.............................           --         56,256             617              --
  Payable to sub-custodian.................           --         20,074              --              --
  Payable for Fund shares redeemed.........       16,060         82,501       3,411,100           6,000
  Advisory fee payable - Note 3............       24,212          8,074           4,229         170,451
  Administration fee payable - Note 3......        6,078          4,037           5,243          34,090
  Accrued expenses and other liabilities...       38,974        109,231          21,085         147,720
                                             -----------    -----------     -----------    ------------
          TOTAL LIABILITIES................      341,764        623,873       3,442,274       9,777,401
                                             -----------    -----------     -----------    ------------
       NET ASSETS..........................  $29,220,492    $20,849,674     $21,633,888    $168,281,596
                                             ===========    ===========     ===========    ============
NET ASSETS
  Capital paid-in..........................  $47,682,572    $31,697,358     $28,669,582    $ 88,530,383
  Undistributed (distributions in excess
     of) net investment income.............      (19,358)     2,081,342         292,406              --
  Accumulated net realized gain (loss) on
     investments and foreign currency
     transactions..........................  (13,851,365)   (10,313,996)     (2,001,873)     64,120,183
  Net unrealized appreciation
     (depreciation) on investments and
     foreign currency translations.........   (4,591,357)    (2,615,030)     (5,326,227)     15,631,030
                                             -----------    -----------     -----------    ------------
          NET ASSETS.......................  $29,220,492    $20,849,674     $21,633,888    $168,281,596
                                             ===========    ===========     ===========    ============
Investor Class:
  Net asset value, offering and redemption
     price per share.......................  $      7.49    $      7.26     $      9.07    $      46.07
Total shares outstanding at end of
  period...................................    3,900,652      2,871,120       2,385,414       3,652,765
Cost of securities including repurchase
  agreements...............................  $33,108,395    $23,268,704     $27,868,351    $154,752,069
Proceeds from securities sold not yet
  purchased................................           --             --              --         701,202
Cost of foreign currency...................  $   751,280    $   (15,426)    $       637    $         --

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

       U.S. LARGE     U.S. SMALLER      MIDCAP          SMALL
       CAP EQUITY      COMPANIES        VALUE       CAPITALIZATION
          FUND            FUND           FUND         VALUE FUND
       ----------     ------------      ------      --------------
       $19,508,366    $26,214,404     $6,134,980     $40,616,585
                --      1,714,000        212,000              --
                --            673            446              --
                --             --             --              --
            17,557          4,721          3,871          12,911
               448          5,499          1,123           6,626
                --        380,308        120,596         932,572
                --             --             --              --
             2,556        175,186          1,378          71,494
                --             --          1,088              --
             6,696          9,495          1,164          20,793
             3,996         13,197         47,143              --
       -----------    -----------     ----------     -----------
        19,539,619     28,517,483      6,523,789      41,660,981
                --             --             --              --
                --        348,577        381,152         900,179
                --             --             --              --
                --             --             --              --
            25,918          1,947             --          25,021
             8,600         11,322          4,493          32,890
                --          5,661             --              --
            57,682         53,855         44,006          47,917
       -----------    -----------     ----------     -----------
            92,200        421,362        429,651       1,006,007
       -----------    -----------     ----------     -----------
       $19,447,419    $28,096,121     $6,094,138     $40,654,974
       ===========    ===========     ==========     ===========
       $25,397,022    $23,063,976     $5,069,638     $30,424,402
                --             --             --              --
        (3,582,815)     2,666,262        648,211       3,582,677
        (2,366,788)     2,365,883        376,289       6,647,895
       -----------    -----------     ----------     -----------
       $19,447,419    $28,096,121     $6,094,138     $40,654,974
       ===========    ===========     ==========     ===========
       $      3.55    $     15.17     $    11.11     $     13.50
         5,473,254      1,851,801        548,539       3,011,639
       $21,875,154    $25,562,521     $5,970,691     $33,968,690
                --             --             --              --
       $        --    $        --     $       --     $        --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2001

                                                                                INTERNATIONAL
                                                   EMERGING                        SMALLER
                                                   MARKETS      INTERNATIONAL     COMPANIES        ULTRA
                                                     FUND           FUND            FUND           FUND
                                                     ----       -------------   -------------      -----
INVESTMENT INCOME
  Dividend income..............................  $    558,179   $    814,497     $   314,127    $   599,259
  Interest income..............................        81,699        170,702          66,561      1,262,108
  Litigation income (a)........................            --             --              --             --
  Foreign taxes withheld.......................       (47,617)       (61,365)        (32,887)       (10,581)
                                                 ------------   ------------     -----------    -----------
      TOTAL INCOME.............................       592,261        923,834         347,801      1,850,786
EXPENSES
  Investment advisory fees - Note 3............       312,834        294,280         178,712      1,484,261
  Administrative fees - Note 3.................        78,208        133,194          52,560        296,868
  Subadministration fees - Note 3..............        49,607         78,115          34,645        208,943
  Custodian fees...............................       177,521        128,847          96,659        137,406
  Audit fees...................................        16,954         41,492           9,672         83,070
  Legal fees...................................        16,954         39,433           9,672         70,216
  Printing expenses............................        36,193         33,624          19,944         28,099
  Trustees fees - Note 5.......................        11,372         21,968           6,376         29,153
  Transfer agent fees..........................        20,722         25,577          31,891         31,414
  Organizational expenses......................           193             --           3,046             --
  Registration fees............................        14,685         17,579          11,314         19,677
  Insurance....................................         3,686         14,011           2,143          9,855
  Other........................................         4,267          4,431           2,847          8,343
                                                 ------------   ------------     -----------    -----------
      TOTAL EXPENSES...........................       743,196        832,551         459,481      2,407,305
  Expenses borne by Investment Adviser - Note
    3..........................................      (213,982)      (216,908)       (123,086)       (33,541)
  Expenses waived by Investment Adviser - Note
    3..........................................            --        (29,612)        (21,031)            --
  Interest expense.............................         1,238             --              --             --
                                                 ------------   ------------     -----------    -----------
      NET EXPENSES.............................       530,452        586,031         315,364      2,373,764
                                                 ------------   ------------     -----------    -----------
      NET INVESTMENT INCOME (LOSS).............        61,809        337,803          32,437       (522,978)
                                                 ------------   ------------     -----------    -----------
REALIZED AND UNREALIZED GAIN
  LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments sold
    (b)........................................   (10,173,939)   (11,508,036)     (1,974,460)    65,024,999
  Net realized gain (loss) on foreign currency
    transactions...............................      (255,712)     1,963,341         307,992        (27,880)
                                                 ------------   ------------     -----------    -----------
      Net realized gain (loss) on investments
         and
         foreign currency transactions.........   (10,429,651)    (9,544,695)     (1,666,468)    64,997,119
                                                 ------------   ------------     -----------    -----------
  Change in net unrealized appreciation
    (depreciation) on investments..............       (86,666)      (979,995)     (5,712,703)     8,631,610
  Change in net unrealized appreciation
    (depreciation) on foreign currency
    translations...............................        (5,224)      (103,079)          3,878             --
                                                 ------------   ------------     -----------    -----------
      Net change in unrealized appreciation
         (depreciation) on investments and
         foreign currency translations.........       (91,890)    (1,083,074)     (5,708,825)     8,631,610
                                                 ------------   ------------     -----------    -----------
      NET GAIN (LOSS)..........................   (10,521,541)   (10,627,769)     (7,375,293)    73,628,729
                                                 ------------   ------------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS....................  $(10,459,732)  $(10,289,966)    $(7,342,856)   $73,105,751
                                                 ============   ============     ===========    ===========

(a) Represents amounts recovered from settlement of litigation with respect to securities previously held by the Funds.
(b) Includes capital gains taxes for sales of Thailand securities in the amount of $2,745 for Schroder Emerging Markets Fund.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

        U.S. LARGE     U.S. SMALLER      MIDCAP           SMALL
        CAP EQUITY      COMPANIES         VALUE       CAPITALIZATION
           FUND            FUND           FUND          VALUE FUND
        ----------     ------------      ------       --------------
       $    351,414    $   100,977     $    70,349     $   346,915
             32,033        106,633          20,811         103,746
             50,437          2,295              --              --
                (19)            --              --              --
       ------------    -----------     -----------     -----------
            433,865        209,905          91,160         450,661
            228,672        150,037          66,790         458,484
                 --         74,981              --              --
             44,674         44,850          11,516          74,489
             92,610        113,578          84,550          98,315
             24,499         22,566           4,201          28,578
             12,847          8,469           4,201          29,939
             28,642         25,645          29,804          33,662
             10,552          9,088           2,278          14,680
             58,023         43,007          19,807          38,432
                 --          4,369           5,665              --
             23,361         15,919          21,950          13,334
              5,884         31,240           1,000           6,502
              7,818          3,977           2,461           6,776
       ------------    -----------     -----------     -----------
            537,582        547,726         254,223         803,191
             (3,996)      (100,780)       (154,312)             --
            (76,224)            --              --              --
                 --             --              --              --
       ------------    -----------     -----------     -----------
            457,362        446,946          99,911         803,191
       ------------    -----------     -----------     -----------
            (23,497)      (237,041)         (8,751)       (352,530)
       ------------    -----------     -----------     -----------
         (3,566,452)     9,129,825         653,281       5,726,390
                 --             --              --              --
       ------------    -----------     -----------     -----------
         (3,566,452)     9,129,825         653,281       5,726,390
       ------------    -----------     -----------     -----------
         (6,798,033)    (8,433,977)     (1,227,677)     (2,701,063)
                 --             --              --              --
       ------------    -----------     -----------     -----------
         (6,798,033)    (8,433,977)     (1,227,677)     (2,701,063)
       ------------    -----------     -----------     -----------
        (10,364,485)       695,848        (574,396)      3,025,327
       ------------    -----------     -----------     -----------
       $(10,387,982)   $   458,807     $  (583,147)    $ 2,672,797
       ============    ===========     ===========     ===========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED OCTOBER 31, 2001


                                                                        INTERNATIONAL
                                           EMERGING                        SMALLER
                                           MARKETS      INTERNATIONAL     COMPANIES        ULTRA
                                             FUND           FUND            FUND            FUND
                                             ----           ----        -------------       ----
INCREASE (DECREASE) IN NET ASSETS
  From Operations:
     Net investment (loss) income......  $     61,809   $     337,803   $     32,437    $   (522,978)
     Net realized gain (loss) on
       investments and foreign currency
       transactions....................   (10,429,651)     (9,544,695)    (1,666,468)     64,997,119
     Change in net unrealized
       appreciation (depreciation) on
       investments and foreign currency
       translations....................       (91,890)     (1,083,074)    (5,708,825)      8,631,610
                                         ------------   -------------   ------------    ------------
     Net increase (decrease) in net
       assets resulting from
       operations......................   (10,459,732)    (10,289,966)    (7,342,856)     73,105,751
                                         ------------   -------------   ------------    ------------
  Dividends and Distributions to
     Investor Shareholders:
     From net investment income........            --      (1,859,233)      (102,007)             --
     From net realized capital gains...            --     (41,526,854)    (2,869,833)    (36,592,388)
                                         ------------   -------------   ------------    ------------
                                                   --     (43,386,087)    (2,971,840)    (36,592,388)
                                         ------------   -------------   ------------    ------------
INVESTOR SHARE TRANSACTIONS:
  Sales of shares......................    26,457,678      51,879,232     38,366,675      36,951,610
  Reinvestment of distributions........            --      41,341,524      2,875,643      36,039,115
  Redemptions of shares................   (18,330,700)   (124,057,747)   (27,927,812)    (22,207,817)
                                         ------------   -------------   ------------    ------------
     Total increase (decrease) from
       Investor Share transactions.....     8,126,978     (30,836,991)    13,314,506      50,782,908
                                         ------------   -------------   ------------    ------------
  Total increase (decrease) in net
     assets............................    (2,332,754)    (84,513,044)     2,999,810      87,296,271
NET ASSETS
  Beginning of Period..................    31,553,246     105,362,718     18,634,078      80,985,325
                                         ------------   -------------   ------------    ------------
  End of Period........................  $ 29,220,492   $  20,849,674   $ 21,633,888    $168,281,596
                                         ============   =============   ============    ============
Undistributed (distributions in excess
  of) net investment income............  $    (19,358)  $   2,081,342   $    292,406    $         --
                                         ============   =============   ============    ============
CHANGES IN FUND SHARES
INVESTOR SHARE TRANSACTIONS:
  Sales of shares......................     2,913,205       4,998,528      3,458,902       1,123,491
  Reinvestment of distributions........            --       4,201,374        232,657       1,343,239
  Redemption of shares.................    (2,019,294)    (12,624,111)    (2,508,168)       (567,339)
                                         ------------   -------------   ------------    ------------
  Net increase (decrease) in Investor
     Shares............................       893,911      (3,424,209)     1,183,391       1,899,391
                                         ============   =============   ============    ============

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


     U.S. LARGE     U.S. SMALLER       MIDCAP           SMALL
     CAP EQUITY      COMPANIES         VALUE        CAPITALIZATION
        FUND            FUND            FUND          VALUE FUND
        ----        ------------       ------       --------------
    $    (23,497)   $   (237,041)   $     (8,751)    $   (352,530)
      (3,566,452)      9,129,825         653,281        5,726,390
      (6,798,033)     (8,433,977)     (1,227,677)      (2,701,063)
    ------------    ------------    ------------     ------------
     (10,387,982)        458,807        (583,147)       2,672,797
    ------------    ------------    ------------     ------------
              --              --          (4,226)              --
              --      (9,983,529)       (730,900)     (11,197,381)
    ------------    ------------    ------------     ------------
              --      (9,983,529)       (735,126)     (11,197,381)
    ------------    ------------    ------------     ------------
       1,215,390      15,197,592       1,260,444       19,219,026
              --       9,844,243         667,099       10,717,533
     (19,707,084)    (51,057,974)     (2,675,981)     (33,997,202)
    ------------    ------------    ------------     ------------
     (18,491,694)    (26,016,139)       (748,438)      (4,060,643)
    ------------    ------------    ------------     ------------
     (28,879,676)    (35,540,861)     (2,066,711)     (12,585,227)
      48,327,095      63,636,982       8,160,849       53,240,201
    ------------    ------------    ------------     ------------
    $ 19,447,419    $ 28,096,121    $  6,094,138     $ 40,654,974
    ============    ============    ============     ============
    $         --    $         --    $         --     $         --
    ============    ============    ============     ============
         271,190         972,058         100,573        1,383,799
              --         673,802          55,041          809,481
      (4,551,263)     (3,327,868)       (211,733)      (2,472,424)
    ------------    ------------    ------------     ------------
      (4,280,073)     (1,682,008)        (56,119)        (279,144)
    ============    ============    ============     ============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED OCTOBER 31, 2000

                                                                                               INTERNATIONAL
                                                                EMERGING                          SMALLER
                                                                MARKETS       INTERNATIONAL      COMPANIES
                                                                  FUND            FUND             FUND
                                                                --------      -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
  From operations:
    Net investment income (loss)............................  $   (158,054)   $     693,923    $    (40,973)
    Net realized gain (loss) on investments and foreign
      currency transactions.................................    (3,419,443)      43,684,157       2,913,756
    Change in net unrealized appreciation (depreciation) on
      investments and foreign currency transactions.........    (4,862,790)     (26,211,815)     (1,005,208)
                                                              ------------    -------------    ------------
    Net increase (decrease) in net assets resulting from
      operations............................................    (8,440,287)      18,166,265       1,867,575
  Dividends and Distributions to Investor Shareholders:
    From net investment income..............................       (71,978)        (589,679)         (5,696)
    From net realized capital gains.........................      (292,305)     (12,889,783)     (1,351,877)
    From return of capital..................................            --               --              --
  Dividends and Distributions to Advisor Shareholders:
    From net investment income..............................            --               --              --
    From net realized capital gains.........................            --               --              --
                                                              ------------    -------------    ------------
                                                                  (364,283)     (13,479,462)     (1,357,573)
                                                              ------------    -------------    ------------
INVESTOR SHARE TRANSACTIONS:
    Sales of shares.........................................    56,195,530      255,035,992      28,691,256
    Reinvestment of distributions...........................       364,283       12,350,145       1,269,385
    Redemptions of shares...................................   (19,364,379)    (324,330,164)    (21,672,515)
    Issuance of merger shares -- Note 9.....................            --               --              --
                                                              ------------    -------------    ------------
    TOTAL INCREASE (DECREASE) FROM INVESTOR SHARE
      TRANSACTIONS..........................................    37,195,434      (56,944,027)      8,288,126
                                                              ------------    -------------    ------------
ADVISOR SHARE TRANSACTIONS:
    Sales of shares.........................................            --               --              --
    Reinvestment of distributions...........................            --               --              --
    Redemptions of shares...................................            --               --              --
                                                              ------------    -------------    ------------
    TOTAL INCREASE (DECREASE) FROM ADVISOR SHARE
      TRANSACTIONS..........................................            --               --              --
                                                              ------------    -------------    ------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS.................    28,390,864      (52,257,224)      8,798,128
                                                              ------------    -------------    ------------
NET ASSETS
    Beginning of period.....................................     3,162,382      157,619,942       9,835,950
                                                              ------------    -------------    ------------
    End of period...........................................  $ 31,553,246    $ 105,362,718    $ 18,634,078
                                                              ============    =============    ============
  Undistributed (distributions in excess of) net investment
    income..................................................  $    (25,207)   $   1,639,430    $     42,076
                                                              ============    =============    ============
CHANGES IN FUND SHARES
INVESTOR SHARE TRANSACTIONS:
    Sales of shares.........................................     4,147,126       14,344,933       1,624,433
    Reinvestment of distributions...........................        27,064          723,076          82,740
    Redemption of shares....................................    (1,427,077)     (18,035,607)     (1,193,338)
    Issuance of merger shares -- Note 9.....................            --               --              --
                                                              ------------    -------------    ------------
  Net increase (decrease) in Investor Shares................     2,747,113       (2,967,598)        513,835
                                                              ============    =============    ============
ADVISOR SHARE TRANSACTIONS:
    Sales of shares.........................................            --               --              --
    Reinvestment of distributions...........................            --               --              --
    Redemption of shares....................................            --               --              --
                                                              ------------    -------------    ------------
  Net increase (decrease) in Advisor Shares.................            --               --              --
                                                              ============    =============    ============

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      U.S. LARGE     U.S. SMALLER       MIDCAP           SMALL
          ULTRA       CAP EQUITY      COMPANIES         VALUE        CAPITALIZATION
          FUND           FUND            FUND            FUND          VALUE FUND
          ----        -----------    ------------    ------------    --------------
       $  (198,550)   $  (154,489)   $   (286,334)   $     (2,797)    $   (225,794)
        36,292,965      4,197,430      10,252,989       1,107,354       14,748,939
         5,630,333     (2,977,776)      7,939,225       1,015,085          854,034
       -----------    -----------    ------------    ------------     ------------
        41,724,748      1,065,165      17,905,880       2,119,642       15,377,179
                --             --              --          (3,008)              --
        (5,813,221)    (5,718,509)             --              --       (2,491,082)
                --       (730,929)             --              --               --
                --             --              --              --               --
                --             --              --              --           (5,686)
       -----------    -----------    ------------    ------------     ------------
        (5,813,221)    (6,449,438)             --          (3,008)      (2,496,768)
       -----------    -----------    ------------    ------------     ------------
        26,653,984      3,152,992      30,111,189       7,713,138       27,008,941
         5,642,897      5,064,753              --           3,006        2,463,098
        (7,818,665)    (5,917,223)    (24,922,951)    (12,851,860)     (49,318,023)
                --     37,300,982              --              --               --
       -----------    -----------    ------------    ------------     ------------
        24,478,216     39,601,504       5,188,238      (5,135,716)     (19,845,984)
       -----------    -----------    ------------    ------------     ------------
                --             --       2,274,004              --           77,147
                --             --              --              --            5,686
                --             --      (8,714,849)         (3,184)        (212,105)
       -----------    -----------    ------------    ------------     ------------
                --             --      (6,440,845)         (3,184)        (129,272)
       -----------    -----------    ------------    ------------     ------------
        60,389,743     34,217,231      16,653,273      (3,022,266)      (7,094,845)
       -----------    -----------    ------------    ------------     ------------
        20,595,582     14,109,864      46,983,709      11,183,115       60,335,046
       -----------    -----------    ------------    ------------     ------------
       $80,985,325    $48,327,095    $ 63,636,982    $  8,160,849     $ 53,240,201
       ===========    ===========    ============    ============     ============
       $        --    $        --    $         --    $      1,711     $         --
       ===========    ===========    ============    ============     ============
           887,828        574,897       1,847,371         662,824        1,953,764
           280,741        936,388              --             264          193,640
          (252,899)    (1,075,751)     (1,611,841)     (1,085,562)      (3,451,165)
                --      7,220,033              --              --               --
       -----------    -----------    ------------    ------------     ------------
           915,670      7,655,567         235,530        (422,474)      (1,303,761)
       ===========    ===========    ============    ============     ============
                --             --         146,819              --            5,657
                --             --              --              --              451
                --             --        (524,652)           (342)         (16,012)
       -----------    -----------    ------------    ------------     ------------
                --             --        (377,833)           (342)          (9,904)
       ===========    ===========    ============    ============     ============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND - INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                   FOR        FOR
                                      FOR THE        FOR THE        FOR THE        THE        THE
                                       YEAR           YEAR          PERIOD        YEAR       PERIOD
                                       ENDED          ENDED          ENDED        ENDED      ENDED
                                      OCTOBER        OCTOBER        OCTOBER        MAY        MAY
                                        31,            31,            31,          31,        31,
                                       2001           2000         1999 (A)       1999      1998 (F)
                                    -----------    -----------    -----------    -------    --------
NET ASSET VALUE, BEGINNING OF
  PERIOD..........................    $ 10.49        $ 12.18        $10.62       $ 9.04      $10.00
                                      -------        -------        ------       ------      ------
INVESTMENT OPERATIONS (b)
  Net Investment Income (Loss)....       0.02          (0.18)        (0.03)        0.03        0.02
  Net Realized and Unrealized Gain
     (Loss) on Investments and
     Foreign Currency
     Transactions.................      (3.02)         (0.90)         1.59         1.58       (0.98)
                                      -------        -------        ------       ------      ------
  TOTAL FROM INVESTMENT
     OPERATIONS...................      (3.00)         (1.08)         1.56         1.61       (0.96)
                                      -------        -------        ------       ------      ------
DISTRIBUTIONS FROM
  Net Investment Income...........         --          (0.12)           --        (0.03)         --
  Net Realized Gain on Investments
     and Foreign Currency
     Transactions.................         --          (0.49)           --           --          --
                                      -------        -------        ------       ------      ------
  Total Distributions.............         --          (0.61)           --        (0.03)         --
                                      -------        -------        ------       ------      ------
NET ASSET VALUE, END OF PERIOD....    $  7.49        $ 10.49        $12.18       $10.62      $ 9.04
                                      =======        =======        ======       ======      ======
TOTAL RETURN (c)..................     (28.60)%       (10.00)%       14.69%       17.88%      (9.60)%
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets at End of Period
     (000's)......................    $29,220        $31,553        $3,162       $2,218      $   18
  Ratios to Average Net Assets:
     (b)
     Expenses including
       reimbursement/waiver of
       fees.......................       1.70%          1.70%         1.70%(d)     1.65%       1.70%(d)
     Expenses excluding
       reimbursement/waiver of
       fees.......................       2.38%          2.35%         7.84%(d)    10.74%         --(e)
     Net investment income (loss)
       including
       reimbursement/waiver of
       fees.......................       0.20%         (0.61)%       (0.59)%(d)    0.51%       1.72%(d)
  Portfolio Turnover Rate (g).....        144%           192%          160%         177%(h)      23%(h)

(a) Effective October 31, 1999, the Fund changed its fiscal year end from May 31 to October 31.
(b) Prior to September 17, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of the underlying Portfolio, Schroder EM Core Portfolio. Since September 20, 1999, the income, expenses and gains/losses were directly accrued to the Fund.
(c) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(d) Annualized.
(e) Amount is not meaningful due to short period of operations.
(f) For the period October 31, 1997 (Commencement of Operations) through May 31, 1998.
(g) The portfolio turnover rates for the period ending May 31, 1998 and year ended May 31, 1999 represent the turnover of the underlying Portfolio, Schroder EM Core Portfolio. For the period ending October 31, 1999, the rate represents the period from June 1, 1999 through September 17, 1999 during which time the Fund invested in the Portfolio and from September 20, 1999 through October 31, 1999, during which time the Fund held direct investments in a portfolio of securities.
(h) Not annualized.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND - INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                     FOR THE YEAR ENDED OCTOBER 31,
                                           ---------------------------------------------------
                                            2001       2000       1999       1998       1997
                                            ----       ----       ----       ----       ----
NET ASSET VALUE, BEGINNING OF PERIOD.....  $ 16.74   $  17.02   $  17.10   $  18.37   $  20.01
                                           -------   --------   --------   --------   --------
INVESTMENT OPERATIONS (a)
  Net Investment Income..................     0.09       0.15       0.07       0.23       0.14
  Net Realized and Unrealized Gain (Loss)
     on Investments and Foreign Currency
     Transactions........................    (2.38)      1.24       3.20       0.34       1.31
                                           -------   --------   --------   --------   --------
  TOTAL FROM INVESTMENT OPERATIONS.......    (2.29)      1.39       3.27       0.57       1.45
                                           -------   --------   --------   --------   --------
DISTRIBUTIONS FROM
  Net Investment Income..................    (0.31)     (0.07)     (0.18)     (0.29)     (0.46)
  Net Realized Gain on Investments and
     Foreign Currency Transactions.......    (6.88)     (1.60)     (3.17)     (1.55)     (2.63)
                                           -------   --------   --------   --------   --------
  Total Distributions....................    (7.19)     (1.67)     (3.35)     (1.84)     (3.09)
                                           -------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD...........  $  7.26   $  16.74   $  17.02   $  17.10   $  18.37
                                           =======   ========   ========   ========   ========
TOTAL RETURN (b).........................   (24.96)%     8.02%     21.82%      3.82%      8.33%
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets at End of Period (000's)....  $20,850   $105,363   $157,620   $129,955   $191,219
  Ratios to Average Net Assets: (a)
     Expenses including
       reimbursement/waiver of fees......     0.99%      0.99%      0.99%      0.99%      0.99%
     Expenses excluding
       reimbursement/waiver of fees......     1.41%      1.14%      1.06%      1.08%      1.06%
     Net investment income including
       reimbursement/waiver of fees......     0.57%      0.54%      0.60%      1.14%      0.67%
  Portfolio Turnover Rate (c)............      146%       132%        85%        53%        36%

(a) From the period November 1, 1996 to May 31, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of its underlying Portfolio, Schroder International Equity Portfolio. Since June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund.
(b) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3).
(c) The portfolio turnover rates for the years October 31, 1997 and October 31, 1998, represent the turnover of the underlying Portfolio, Schroder International Equity Portfolio. For the year ending October 31, 1999, the rate represents the period from November 1, 1998 through May 31, 1999 during which time the Fund invested in the Portfolio and from June 1, 1999 though October 31, 1999 during which time the Fund held direct investments in a portfolio of securities.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND - INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                        FOR THE
                                                                                        PERIOD
                                                FOR THE YEAR ENDED OCTOBER 31,           ENDED
                                            --------------------------------------    OCTOBER 31,
                                             2001       2000       1999      1998      1997 (a)
                                             ----       ----       ----      ----     -----------
NET ASSET VALUE, BEGINNING OF PERIOD......  $ 15.50    $ 14.29    $ 9.35    $ 9.22      $10.00
                                            -------    -------    ------    ------      ------
INVESTMENT OPERATIONS (b)
  Net Investment Income (Loss)............     0.05      (0.05)     0.06      0.05        0.02
  Net Realized and Unrealized Gain (Loss)
     on Investments and Foreign Currency
     Transactions.........................    (3.78)      3.23      5.62      0.60       (0.79)
                                            -------    -------    ------    ------      ------
  TOTAL FROM INVESTMENT OPERATIONS........    (3.73)      3.18      5.68      0.65       (0.77)
                                            -------    -------    ------    ------      ------
DISTRIBUTIONS FROM
  Net Investment Income...................    (0.09)     (0.01)    (0.04)    (0.01)      (0.01)
  Net Realized Gain on Investments and
     Foreign Currency Transactions........    (2.61)     (1.96)    (0.70)    (0.51)         --
                                            -------    -------    ------    ------      ------
  Total Distributions.....................    (2.70)     (1.97)    (0.74)    (0.52)      (0.01)
                                            -------    -------    ------    ------      ------
NET ASSET VALUE, END OF PERIOD............  $  9.07    $ 15.50    $14.29    $ 9.35      $ 9.22
                                            =======    =======    ======    ======      ======
TOTAL RETURN (c)..........................   (28.67)%    22.37%    65.27%     7.88%      (7.73)%
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets at End of Period (000's).....  $21,634    $18,634    $9,836    $4,165      $6,836
  Ratios to Average Net Assets: (b)
     Expenses including
       reimbursement/waiver of fees.......     1.50%      1.50%     1.50%     1.50%       1.50%(d)
     Expenses excluding
       reimbursement/waiver of fees.......     2.19%      2.32%     2.74%     5.26%       3.93%(d)
     Net investment income (loss)
       including reimbursement/waiver of
       fees...............................     0.15%     (0.26)%    0.53%     0.33%       0.21%(d)
  Portfolio Turnover Rate (e).............       48%        86%       81%       82%         32%(f)

(a) For the period November 4, 1996 (Commencement of Operations) through October 31, 1997.
(b) Prior to June 1, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of the underlying Portfolio, Schroder International Smaller Companies Portfolio. Since June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund.
(c) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(d) Annualized.
(e) The portfolio turnover rates for the period ending October 31, 1997 and year ended October 31, 1998 represent the turnover of the underlying Portfolio, Schroder International Smaller Companies Portfolio. For the year ending October 31, 1999, the rate represents the period from November 1, 1998 through May 31, 1999 during which time the Fund invested in the Portfolio and from June 1, 1999 through October 31, 1999 during which time the Fund held direct investments in a portfolio of securities.
(f)  Not Annualized.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ULTRA FUND - INVESTOR SHARES*
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                   FOR        FOR
                                      FOR THE        FOR THE        FOR THE        THE        THE
                                       YEAR           YEAR          PERIOD        YEAR       PERIOD
                                       ENDED          ENDED          ENDED        ENDED      ENDED
                                    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    MAY 31,    MAY 31,
                                       2001           2000         1999 (a)       1999      1998 (d)
                                    -----------    -----------    -----------    -------    --------
NET ASSET VALUE, BEGINNING OF
  PERIOD..........................   $  46.19        $ 24.59        $ 20.18      $ 14.26     $10.00
                                     --------        -------        -------      -------     ------
INVESTMENT OPERATIONS
  Net Investment Income (Loss)....      (0.14)         (0.11)         (0.06)       (0.13)     (0.04)
  Net Realized and Unrealized Gain
     (Loss) on Investments........      23.15          28.83           4.47         8.28       4.50
                                     --------        -------        -------      -------     ------
  TOTAL FROM INVESTMENT
     OPERATIONS...................      23.01          28.72           4.41         8.15       4.46
                                     --------        -------        -------      -------     ------
DISTRIBUTIONS FROM
  Net Investment Income...........         --             --             --           --         --
  Net Realized Gain on
     Investments..................     (23.13)         (7.12)            --        (2.23)     (0.20)
                                     --------        -------        -------      -------     ------
  Total Distributions.............     (23.13)         (7.12)            --        (2.23)     (0.20)
                                     --------        -------        -------      -------     ------
NET ASSET VALUE, END OF PERIOD....   $  46.07        $ 46.19        $ 24.59      $ 20.18     $14.26
                                     ========        =======        =======      =======     ======
TOTAL RETURN......................      85.74%        154.40%(b)      21.85%(b)    64.56%(b)   45.41%(b)
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets at End of Period
     (000's)......................   $168,282        $80,985        $20,596      $14,317     $6,340
  Ratios to Average Net Assets:
     Expenses including
       reimbursement/waiver of
       fees.......................       2.00%          2.00%          2.00%(c)     2.00%      2.00%(c)
     Expenses excluding
       reimbursement/waiver of
       fees.......................       2.03%          2.06%          2.53%(c)     3.27%      6.02%(c)
     Net investment income (loss)
       including
       reimbursement/waiver of
       fees.......................      (0.44)%        (0.40)%        (0.73)%(c)   (1.10)%    (0.77)%(c)
  Portfolio Turnover Rate.........        619%           725%           173%(e)      341%       166%(e)

(a) Effective October 31, 1999, the Fund changed its fiscal year end from May 31 to October 31.
(b) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(c)  Annualized.
(d) The Fund commenced operations on October 15, 1997.
(e) Not annualized.
 * Effective March 1, 2001, the Fund changed its name and certain investment limits under its principal investment strategies. Although the portfolio manager is currently managing the Fund in a manner substantially similar to the way the Fund was managed in prior periods, the performance results shown above would not necessarily have been achieved under the Fund's current policies.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND - INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                        FOR THE YEAR ENDED OCTOBER 31,
                                               ------------------------------------------------
                                                2001       2000      1999      1998      1997
                                                ----       ----      ----      ----      ----
NET ASSET VALUE, BEGINNING OF PERIOD.........  $  4.95    $  6.73   $  7.79   $  9.82   $  9.76
                                               -------    -------   -------   -------   -------
INVESTMENT OPERATIONS
  Net Investment Income (Loss)...............       --(a)   (0.02)    (0.06)    (0.06)    (0.01)
  Net Realized and Unrealized Gain (Loss) on
     Investments.............................    (1.40)      1.26      2.00      0.78      2.20
                                               -------    -------   -------   -------   -------
  TOTAL FROM INVESTMENT OPERATIONS...........    (1.40)      1.24      1.94      0.72      2.19
                                               -------    -------   -------   -------   -------
DISTRIBUTIONS FROM
  Net Investment Income......................       --         --        --        --     (0.02)
  Net Realized Gain on Investments...........       --      (2.68)    (3.00)    (2.75)    (2.11)
  Return of Capital..........................       --      (0.34)       --        --        --
                                               -------    -------   -------   -------   -------
  Total Distributions........................       --      (3.02)    (3.00)    (2.75)    (2.13)
                                               -------    -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD...............  $  3.55    $  4.95   $  6.73   $  7.79   $  9.82
                                               =======    =======   =======   =======   =======
TOTAL RETURN (b).............................   (28.28)%    18.73%    30.95%     8.87%    26.49%
RATIOS AND SUPPLEMENTARY DATA:
  Net Assets at End of Period (000's) (c)....  $19,447    $48,327   $14,110   $12,540   $13,861
  Ratios to Average Net Assets:
     Expenses including reimbursement/waiver
       of fees...............................     1.50%      1.40%     1.50%     1.50%     1.50%
     Expenses excluding reimbursement/waiver
       of fees...............................     1.76%      1.55%     1.99%     1.85%     1.68%
     Net investment income including
       reimbursement/waiver of fees..........    (0.08)%    (0.79)%   (0.93)%   (0.71)%   (0.09)%
  Portfolio Turnover Rate....................       62%       195%       87%      209%       44%

(a) Amount was less than $(0.01) per share.
(b) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3).
(c) Net assets as of October 31, 2000 reflect the Fund's acquisition of the net assets of Schroder Large Capitalization Equity Fund as of September 11, 2000. See Note 9.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND - INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                        FOR THE       FOR THE       FOR THE                           FOR
                                         YEAR          YEAR         PERIOD           FOR THE          THE
                                         ENDED         ENDED         ENDED         YEAR ENDED        PERIOD
                                        OCTOBER       OCTOBER       OCTOBER          MAY 31,         ENDED
                                          31,           31,           31,       -----------------   MAY 31,
                                         2001          2000        1999 (a)      1999      1998     1997 (f)
                                        -------       -------      --------      ----      ----     --------
NET ASSET VALUE, BEGINNING OF
  PERIOD............................    $ 18.01       $ 12.79       $ 12.80     $ 14.76   $ 13.26   $ 17.23
                                        -------       -------       -------     -------   -------   -------
INVESTMENT OPERATIONS (b)
  Net Investment Income (Loss)......      (0.13)        (0.08)        (0.03)      (0.09)    (0.06)    (0.02)
  Net Realized and Unrealized Gain
     (Loss) on Investments..........       0.59          5.30          0.02       (1.84)     2.82      1.88
                                        -------       -------       -------     -------   -------   -------
  TOTAL FROM INVESTMENT
     OPERATIONS.....................       0.46          5.22         (0.01)      (1.93)     2.76      1.86
                                        -------       -------       -------     -------   -------   -------
DISTRIBUTIONS FROM
  Net Investment Income.............         --            --            --          --        --        --
  Net Realized Gain (Loss) on
     Investments....................      (3.30)           --            --       (0.03)    (1.26)    (5.83)
                                        -------       -------       -------     -------   -------   -------
  Total Distributions...............      (3.30)           --            --       (0.03)    (1.26)    (5.83)
                                        -------       -------       -------     -------   -------   -------
NET ASSET VALUE, END OF PERIOD......    $ 15.17       $ 18.01       $ 12.79     $ 12.80   $ 14.76   $ 13.26
                                        =======       =======       =======     =======   =======   =======
TOTAL RETURN (C)....................       3.25%        40.81%        (0.08)%    (13.08)%   21.63%    14.73%
RATIOS AND SUPPLEMENTAL DATA
  Net Assets at End of Period
     (000's)........................    $28,096       $63,637       $42,177     $47,870   $51,679   $26,104
  Ratios to Average Net Assets: (b)
     Expenses including
       reimbursement/waiver of
       fees.........................       1.49%         1.18%         1.35%(d)    1.42%     1.37%     1.49%(d)
     Expenses excluding
       reimbursement/waiver of
       fees.........................       1.83%         1.18%         1.35%(d)    1.45%     1.37%     1.87%(d)
     Net investment income (loss)
       including
       reimbursement/waiver of
       fees.........................      (0.79)%       (0.55)%       (0.54)%(d)   (0.65)%   (0.51)%   (0.42)%(d)
  Portfolio Turnover Rate (e).......        105%          172%           52%(g)     119%       55%       34%(g)

(a) Effective October 31, 1999, the Fund changed it's fiscal year end from May 31 to October 31.
(b) From November 1, 1996 to May 31, 1999, the Fund recognized its proportionate share of income, expenses, and gains/losses of its underlying Portfolio, Schroder U.S. Smaller Companies Portfolio. Since June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund.
(c) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(d) Annualized.
(e) The portfolio turnover rates for the periods November 1, 1996 through May 31, 1999, represent the turnover of the underlying Portfolio, Schroder U.S. Smaller Companies Portfolio. The rates for subsequent periods represent the turnover of the Fund, which held direct investments in a portfolio of securities.
(f) Effective May 31, 1997, the Fund changed its fiscal year end from October 31 to May 31.
(g) Not annualized.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND - INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                        PERIOD
                                                            YEAR ENDED                   ENDED
                                                           OCTOBER 31,                  OCTOBER
                                               ------------------------------------       31,
                                                2001     2000      1999      1998      1997 (a)
                                                ----     ----      ----      ----      --------
NET ASSET VALUE, BEGINNING OF PERIOD.........  $13.50   $10.88    $  9.72   $ 10.36     $ 10.00
                                               ------   ------    -------   -------     -------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss)...............   (0.02)   (0.01)        --     (0.01)         --
  Net Realized and Unrealized Gain (Loss) on
     Investments.............................   (1.13)    2.63       1.16     (0.63)       0.36
                                               ------   ------    -------   -------     -------
  TOTAL FROM INVESTMENT OPERATIONS...........   (1.15)    2.62       1.16     (0.64)       0.36
                                               ------   ------    -------   -------     -------
LESS DISTRIBUTIONS:
  From Net Investment Income.................   (0.01)      --(b)      --        --          --
  From Net Realized Capital Gains............   (1.23)      --         --        --          --
                                               ------   ------    -------   -------     -------
  Total Distributions........................   (1.24)      --         --        --          --
                                               ------   ------    -------   -------     -------
NET ASSET VALUE, END OF PERIOD...............  $11.11   $13.50    $ 10.88   $  9.72     $ 10.36
                                               ======   ======    =======   =======     =======
TOTAL RETURN (e).............................   (9.30)%  24.11%     11.98%    (6.18)%      3.60%
Net Assets at End of Period (000's)..........  $6,094   $8,161    $11,179   $10,484     $10,066
Ratios to Average Net Assets
  Expenses including reimbursement/waiver of
     fees....................................    1.35%    1.35%      1.35%     1.35%       1.35%(d)
  Expenses excluding reimbursement/waiver of
     fees....................................    3.43%    2.59%      2.28%     2.47%       4.33%(d)
  Net investment income (loss) including
     reimbursement/waiver of fees............   (0.12)%  (0.03)%    (0.03)%   (0.06)%     (0.13)%(d)
  Portfolio Turnover Rate....................     149%     141%       175%      166%         12%(c)

(a) For the period August 1, 1997 (Commencement of investment operations) through October 31, 1997.
(b) Amount was less than $0.01 per share.
(c) Not Annualized.
(d) Annualized.
(e) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND - INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                            YEAR ENDED OCTOBER 31,
                                               -------------------------------------------------
                                                2001        2000      1999      1998      1997
                                                ----        ----      ----      ----      ----
NET ASSET VALUE, BEGINNING OF PERIOD.........  $ 16.18     $ 13.10   $ 12.91   $ 17.67   $ 13.05
                                               -------     -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Loss........................    (0.12)      (0.09)    (0.08)    (0.02)    (0.05)
  Net Realized and Unrealized Gain (Loss) on
     Investments.............................     0.89        3.74      0.51     (2.05)     5.65
                                               -------     -------   -------   -------   -------
  TOTAL FROM INVESTMENT OPERATIONS...........     0.77        3.65      0.43     (2.07)     5.60
                                               -------     -------   -------   -------   -------
LESS DISTRIBUTIONS:
  From Net Investment Income.................       --          --        --        --        --
  From Net Realized Capital Gains............    (3.45)      (0.57)    (0.24)    (2.69)    (0.98)
                                               -------     -------   -------   -------   -------
  Total Distributions........................    (3.45)      (0.57)    (0.24)    (2.69)    (0.98)
                                               -------     -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD...............  $ 13.50     $ 16.18   $ 13.10   $ 12.91   $ 17.67
                                               =======     =======   =======   =======   =======
TOTAL RETURN.................................     5.17%      28.98%     3.40%   (13.29)%   48.46%
Net Assets at End of Period (000's)..........  $40,655     $53,240   $60,206   $67,814   $96,709
Ratios to Average Net Assets
  Expenses including reimbursement/waiver of
     fees....................................     1.66%       1.44%     1.50%     1.29%     1.32%
  Expenses excluding reimbursement/waiver of
     fees....................................     1.66%       1.44%     1.50%     1.29%     1.32%
  Net investment income (loss) including
     reimbursement/waiver of fees............    (0.73)%     (0.39)%   (0.54)%   (0.14)%   (0.36)%
  Portfolio Turnover Rate....................       92%        104%      102%       88%       77%

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2001

NOTE 1 -- ORGANIZATION

Schroder Capital Funds (Delaware) ("SCFD"), is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SCFD was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. SCFD has an unlimited number of authorized shares which are divided into seven separate investment portfolios, six of which are included in this report: Schroder Emerging Markets Fund, Schroder International Fund, Schroder International Smaller Companies Fund, Schroder Ultra Fund, Schroder U.S. Large Cap Equity Fund and Schroder U.S. Smaller Companies Fund (collectively, the "SCFD Funds").

Schroder Series Trust ("SST"), is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into two separate investment portfolios -- Schroder MidCap Value Fund and Schroder Small Capitalization Value Fund (collectively, the "SST Funds" and, together with SCFD, the "Funds").

As of March 1, 2001, Schroder Micro Cap Fund changed its name to Schroder Ultra Fund. On September 19, 2001, Schroder Total Return Fixed Income Fund, a series of SST, was closed at the end of the business day and was liquidated.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds which are in conformity with accounting principles generally accepted in the United States of America.

VALUATION OF INVESTMENTS: Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and ask prices ("mid-market price") or, if none, the last sale price on the preceding trading day. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Prices used for valuations generally are provided by independent pricing services. Options on indices or exchange-trade fund (ETF) shares are valued at the closing mid-market price. Short-term investments, having a maturity of 60 days or less, are valued at amortized cost, which approximates market value, unless the investment adviser believes another valuation is more appropriate. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Funds' Boards of Trustees ("Trustees").

REPURCHASE AGREEMENTS: When entering into repurchase agreements, it is each Fund's policy (other than Schroder U.S. Large Cap Equity Fund which is prohibited from investing in repurchase agreements) that the Fund take into its possession, through its custodian, the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2001

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on securities in certain foreign countries are accrued on realized gains and unrealized appreciation.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded on an accrual basis. Discounts and premiums on fixed income securities are accreted and amortized on the effective interest method. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions.

EXPENSES: Expenses are recorded on an accrual basis. Most of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on average net assets or another appropriate methodology.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders from net investment income and from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

DEFERRED ORGANIZATION COSTS: Costs incurred by the Funds in connection with their organizations are amortized on a straight-line basis over a five-year period.

FEDERAL INCOME TAXES: It is the policy of the Funds for each Fund to qualify as a "regulated investment company" by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that, among other things, they distribute substantially all of their taxable income, including realized capital gains, for the fiscal year. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds will not be subject to a federal excise tax.

As of October 31, 2001, the Funds listed below had net tax basis capital loss carryforwards, for federal income tax purposes, that may be applied against future taxable gains until their expiration date as follows:

                                                                    EXPIRATION
                                                                       DATES
FUND                                                    AMOUNT      OCTOBER 31,
----                                                    ------      -----------
Schroder Emerging Markets Fund......................  $2,912,590       2008
                                                      $9,323,377       2009
Schroder International Fund.........................  $9,620,366       2009
Schroder International Smaller Companies Fund.......  $1,911,634       2009
Schroder U.S. Large Cap Equity Fund.................  $3,389,363       2009

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for losses deferred due to wash sales, net operating losses, passive foreign investment companies, tax treatment of foreign currency, excise tax regulations and gains resulting from redemptions in-kind.

Schroder Small Capitalization Value Fund utilizes earnings and profits distributed to shareholders on redemption of these shares as a part of the dividends paid deduction for income tax purposes.

--------------------------------------------------------------------------------

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SCHRODER MUTUAL FUNDS
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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2001

At October 31, 2001, the Funds reclassified the following amounts between paid in capital, undistributed net investment income and accumulated undistributed net realized gain/loss:

                                                                   INCREASE (DECREASE)   INCREASE (DECREASE)
                                             INCREASE (DECREASE)    UNDISTRIBUTED NET        ACCUMULATED
                                               PAID IN CAPITAL      INVESTMENT INCOME    REALIZED GAIN (LOSS)
                                             -------------------   -------------------   --------------------
Schroder Emerging Markets Fund.............      $  (194,842)          $  (55,960)           $   250,802
Schroder International Fund................       (1,665,162)           1,963,342               (298,180)
Schroder International Smaller Companies
  Fund.....................................               --              319,900               (319,900)
Schroder Ultra Fund........................               (1)             522,978               (522,977)
Schroder U.S. Large Cap Equity Fund........          (73,934)              23,497                 50,437
Schroder U.S. Smaller Companies Fund.......        5,589,080              237,041             (5,826,121)
Schroder MidCap Value Fund.................           (8,751)              11,266                 (2,515)
Schroder Small Capitalization Fund.........        1,286,180              352,530             (1,638,710)

These reclassifications had no impact on the net asset value of the Funds and are designated to present each Fund's capital accounts on a tax basis.

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.

DERIVATIVE INSTRUMENTS: Certain Funds may purchase and sell a variety of "derivative" instruments (for example options or futures) in order to gain exposure to particular securities or markets, in connection with hedging transactions, and to increase total return. A Fund's use of derivative instruments involves the risk the instrument may not work as intended due to unanticipated developments in market conditions or other causes. Derivatives often involve the risk that the other party to the transaction will be unable to close out the position at any particular time or at an acceptable price. When a Fund uses certain types of derivative instruments for investment purposes, it could lose more than the original cost of the investment and its potential loss could be unlimited. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial.

--------------------------------------------------------------------------------
                                        62
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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2001

REDEMPTIONS IN-KIND: The following Funds had redemptions-in-kind during the year ended October 31, 2001, which are included in total redemptions on the Statement of Changes in Net Assets:

FUND                                                            AMOUNT       SHARES
----                                                            ------       ------
Schroder International Fund.................................  $25,904,638   2,856,079
Schroder U.S. Smaller Companies Fund........................   28,835,125   1,968,268

Schroder International Fund and Schroder U.S. Smaller Companies Fund realized $1,573,068 of net capital losses and $5,925,795 of net capital gains, respectively, resulting from in-kind redemptions -- in which shareholders exchange Fund shares for securities held by the Fund rather than for cash. Because net gains are not taxable to the Fund, and are not distributed to shareholders, they are reclassified from accumulated net realized gains/(losses) to paid-in capital.

SECURITIES SOLD SHORT: Securities sold, not yet purchased, represent an obligation of the Schroder Ultra Fund to make a future delivery of a specific security and, correspondingly, create an obligation to purchase the security at prevailing market prices (or deliver the security, if owned by the Fund) at the later delivery date. As a result, these short sales create the risk that the Fund's ultimate obligation to satisfy the delivery requirements may exceed the amount recorded in the accompanying statement of assets and liabilities.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and will be effective for the Fund's fiscal year beginning November 1, 2001. The Funds expect that the impact of the implementation of the new audit guide will not be material to the financial statements and do not anticipate any changes to current accounting policies followed by the Funds.

NOTE 3 -- INVESTMENT ADVISORY FEES AND ADMINISTRATION AGREEMENTS

The Funds have entered into investment advisory agreements with Schroder Investment Management North America Inc., ("SIMNA"). Under these agreements, SIMNA provides investment management services and is entitled to receive for its services compensation, payable monthly, at the following annual rates based on average daily net assets of each Fund taken separately: 1.00% for Schroder Emerging Markets Fund; 0.50% up to $100 million, 0.40% of the next $150 million, and 0.35% in excess of $250 million for Schroder International Fund; 0.85% for Schroder International Smaller Companies Fund; 1.25% for Schroder Ultra Fund; 0.75% of the first $100 million, and 0.50% in excess of $100 million for Schroder U.S. Large Cap Equity Fund; 0.50% up to $100 million, 0.40% of the next $150 million, and 0.35% in excess of $250 million for Schroder U.S. Smaller Companies Fund; 0.90% for Schroder MidCap Value Fund; and 0.95% for Schroder Small Capitalization Value Fund. SIMNA has contractually agreed to limit the investment advisory fees payable to it by Schroder International Fund through October 31, 2002 to the annual rate of 0.45% of that Fund's average daily net assets. In addition, through January 16, 2002, or shortly thereafter, SIMNA has agreed to waive 0.10% of the advisory fees payable by Schroder International Smaller Companies Fund. SIMNA has also agreed to limit the advisory fees paid to it by Schroder U.S. Large Cap Equity Fund to 0.50% through January 16, 2002, or shortly thereafter.

The administrator of each series of SCFD (other than Schroder U.S. Large Cap Equity Fund) is Schroder Fund Advisors Inc. ("Schroder Advisors") a wholly owned subsidiary of SIMNA. For its services, Schroder Advisors is entitled to receive compensation at an annual rate payable monthly of: 0.225% of the average daily net assets of Schroder International Fund; and 0.25% of the average daily net assets of Schroder Emerging Markets Fund, Schroder International Smaller Companies Fund, Schroder Ultra Fund and Schroder U.S. Smaller Companies Fund.

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                                        63
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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2001

Effective November 5, 2001, SCFD entered into a sub-administration and accounting agreement with SEI Investments Mutual Fund Services ("SEI") and Schroder Advisors and SST entered into an administration and accounting agreement with SEI. From June 1, 1999 to November 4, 2001, the Funds received sub-administration and accounting services from State Street Bank and Trust Company ("State Street"). Under the agreement with SEI, the Funds, together with all mutual funds managed by Schroder, pay fees to SEI based on the combined average daily net assets of all the funds in the Schroder complex, according the following annual rates: 0.15% on the first $300 million of such assets and 0.12% on such assets in excess of $300 million, subject to certain minimum charges. Each Fund pays its pro rata portion of such expenses.

From June 1, 1999 to November 4, 2001, State Street received fees from the Funds based in the combined average daily net assets of all the Funds in the Schroder Fund complex according to the following annual rates: 0.06% on the first $1.7 billion of such assets; 0.04% on the next $1.7 billion of such assets; and 0.02% of such assets in excess of $3.4 billion, subject to certain minimum charges. Such minimum charges were increased for the period June 1, 2001 to November 4, 2001.

In order to limit the Fund's expenses, SIMNA and Schroder Advisors were contractually obligated to reduce their compensation (and, if necessary, to pay certain expenses of each of the Funds) for the fiscal year ended October 31, 2001, to the extent a Fund's Investor Shares total operating expenses exceeded the following annual rates (based on average net assets of each Fund's Investor Shares taken separately): Schroder Emerging Markets Fund: 1.70%; Schroder International Fund: 0.99%; Schroder International Smaller Companies Fund: 1.50%; Schroder Ultra Fund: 2.00%; Schroder U.S. Large Cap Equity Fund: 1.50%; Schroder U.S. Smaller Companies Fund: 1.49%; Schroder MidCap Value Fund: 1.35%; and Schroder Small Capitalization Value Fund: 1.70%. Except as noted in the following sentence, these contractural expense limitations will be extended through October 31, 2002. Effective January 16, 2002 (or shortly thereafter), the expense limitation for Schroder International Fund will increase to 1.25% and there will be no limitation on the expenses of Schroder Ultra Fund, Schroder U.S. Large Cap Equity Fund or Schroder U.S. Smaller Companies Fund.

NOTE 4 -- REDEMPTION FEE:

Schroder International Fund imposes a 2.00% redemption fee on shares redeemed (including in connection with an exchange) three months or less from their date of purchase. This charge is designed to cover transaction costs that the Fund incurs (directly and indirectly) as a result of its sale of portfolio securities. The fee, which is not a sales charge, is retained by the Fund and not paid to Schroder Advisors or any other entity. The redemption fees are included in the Statement of Changes in Net Assets shares redeemed amount, and are included as part of Capital Paid-in on the Statement of Assets and Liabilities. The redemption fee applies only to Fund shares purchased on or after November 1, 2000. The redemption fees paid to the Fund for the year ended October 31, 2001 was $173,591.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES

TRUSTEES' FEES: The Funds pay no compensation to Trustees who are interested persons of the Trusts, SIMNA or Schroder Advisors. For their services as Trustees of all open-end investment companies distributed by Schroder Advisors, Trustees who are not interested persons of the Funds, SIMNA or Schroder Advisors receive an annual retainer of $11,000 and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of such Funds receive an additional $1,000 per year. Payment of the annual retainer will be allocated among the various Funds based on their relative net assets. Payment of meeting fees will be allocated only among those Funds to which the meeting relates.

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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2001

NOTE 6 -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Fund, for the year ended October 31, 2001 were as follows:

                                         NON-                            NON-
                                      GOVERNMENT      GOVERNMENT      GOVERNMENT     GOVERNMENT
                                      PURCHASES       PURCHASES         SALES          SALES
                                     ------------    ------------    ------------    ----------
Schroder Emerging Markets Fund.....  $ 51,531,223    $          0    $ 42,431,645    $        0
Schroder International Fund........    79,289,353               0     135,729,783             0
Schroder International Smaller
  Companies Fund...................    21,494,892               0       9,246,083             0
Schroder Ultra Fund................   519,529,472               0     555,342,292             0
Schroder U.S. Large Cap Equity
  Fund.............................    18,637,867               0      35,691,043     1,256,573
Schroder U.S. Smaller Companies
  Fund.............................    31,089,639               0      64,308,135             0
Schroder MidCap Value Fund.........    10,530,324               0      12,109,714             0
Schroder Small Capitalization Value
  Fund.............................    42,230,649               0      57,407,279             0

At October 31, 2001 the identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation were as follows:

                                                            GROSS UNREALIZED           NET UNREALIZED
                                                     ------------------------------    APPRECIATION/
                                  IDENTIFIED COST    APPRECIATION    (DEPRECIATION)    (DEPRECIATION)
                                  ---------------    ------------    --------------    --------------
Schroder Emerging Markets
  Fund..........................   $ 34,747,751      $   994,582      $(7,219,565)      $(6,224,983)
Schroder International Fund.....     23,962,334          707,655       (4,126,716)       (3,419,061)
Schroder International Smaller
  Companies Fund................     27,958,590        1,218,874       (6,698,458)       (5,479,584)
Schroder Ultra Fund.............    155,131,044       17,114,062       (1,783,059)       15,331,003
Schroder U.S. Large Cap Equity
  Fund..........................     22,068,606          961,639       (3,521,879)       (2,560,240)
Schroder U.S. Smaller Companies
  Fund..........................     25,602,164        3,586,050       (1,259,810)        2,326,240
Schroder MidCap Value Fund......      5,970,691          590,731         (214,442)          376,289
Schroder Small Capitalization
  Value Fund....................     34,109,364        7,739,339       (1,232,118)        6,507,221

NOTE 7 -- PORTFOLIO INVESTMENT RISKS

Schroder International Fund and Schroder International Smaller Companies Fund each has a relatively large number of portfolio securities invested in companies domiciled in the United Kingdom, France and Japan. The Funds may be more susceptible to political, social and economic events adversely affecting those countries than securities not so invested.

Schroder Emerging Markets Fund may invest more than 25% of its total assets in issuers located in any one country. To the extent that it does so, the Fund is susceptible to a range of factors that could adversely affect that country, including political and economic developments and foreign exchange-rate fluctuations. As a result of investing substantially in a

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2001

single country, the value of the Fund's assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration. The Fund invests in countries with limited or developing capital markets. Investments in these markets may involve greater risk than investments in more developed markets.

Option contracts involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Options also involve the risk that the other party to the transaction will be unable to meet its obligation or that the Funds will be unable to close out the position at any particular time or at an acceptable price.

NOTE 8 -- BENEFICIAL INTEREST

The following table shows the number of shareholders each owning beneficially or of record 5% or more of shares of a Fund outstanding as of October 31, 2001 and the total percentage of shares of the Fund held by such shareholders.

                                                              5% OR GREATER SHAREHOLDERS
                                                              --------------------------
                                                              NUMBER     % OF FUND HELD
                                                              -------    ---------------
Schroder Emerging Markets Fund..............................     5           99.62%
Schroder International Fund.................................     6           76.22%
Schroder International Smaller Companies Fund...............     3           79.05%
Schroder Ultra Fund.........................................     5           66.78%
Schroder U.S. Large Cap Equity Fund.........................     5           53.92%
Schroder U.S. Smaller Companies Fund........................     4           68.71%
Schroder MidCap Value Fund..................................     4           78.31%
Schroder Small Capitalization Value Fund....................     7           51.23%

NOTE 9 -- MERGER

As of the close of business on September 11, 2000, Schroder U.S. Diversified Growth Fund acquired all the net assets of Schroder Large Capitalization Fund, a series of Schroder Series Trust, pursuant to a plan of reorganization approved by the shareholders of Schroder Large Capitalization Fund on September 8, 2000. The merged Fund is now named Schroder U.S. Large Cap Equity Fund. The acquisition was completed by a tax-free exchange, the details of which are outlined in the following schedule:

                                                        AT CLOSE OF BUSINESS SEPTEMBER 11, 2000
                                                  ---------------------------------------------------
                                                      LARGE
                                                  CAPITALIZATION    U.S. DIVERSIFIED
                                                   EQUITY FUND           GROWTH         MERGED ASSETS
                                                  --------------    ----------------    -------------
Net Assets......................................   $37,300,982        $15,239,808        $52,540,790
Unrealized Appreciation.........................   $ 4,796,338        $ 1,078,258        $ 5,876,596
Shares Outstanding..............................     3,274,659          2,949,839         10,169,872
Net Asset Value Per Share.......................   $     11.39        $      5.17        $      5.17

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                                        66
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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
OCTOBER 31, 2001

NOTE 10 -- LINE OF CREDIT

The Funds and other Schroder Funds managed by SIMNA (the "Participants"), shared in a $30 million unsecured revolving credit facility with State Street for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants were charged an annual commitment fee of 0.10%, which was allocated, pro rata based upon net assets, among each of the Participants. Interest was calculated based on the federal funds rate plus 0.50% at the time of the borrowing. To the extent permitted by a Fund's investment policies and to the extent amounts remain available for borrowing under the facility, each Fund was able to borrow up to a maximum of 33 percent of its respective net assets under the agreement. For the year ended October 31, 2001, Schroder Emerging Markets Fund borrowed $11,977,791 under the facility at an average annualized interest rate of 3.71%, and paid $1,238 in interest with respect to such borrowings. None of the other Funds had borrowings against the line of credit.

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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of Schroder Capital Funds (Delaware) and Schroder Series Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schroder Emerging Markets Fund, Schroder International Fund, Schroder International Smaller Companies Fund, Schroder Ultra Fund, (formerly Schroder Micro Cap Fund), Schroder U.S. Large Cap Equity Fund and Schroder U.S. Smaller Companies Fund (six portfolios of Schroder Capital Funds (Delaware)), and Schroder MidCap Value Fund and Schroder Small Capitalization Value Fund (constituting Schroder Series Trust)(collectively the "Funds") at October 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United State of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for Schroder Series Trust for each of the periods ending on or before October 31, 1999, were audited by other independent accountants whose report dated December 14, 1999, expressed an unqualified opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 21, 2001

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                                        68

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SCHRODER MUTUAL FUNDS
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SHAREHOLDER MEETING (UNAUDITED)

A meeting of the Shareholders of four series of Schroder Capital Funds (Delaware) was held on December 13, 2001 at the offices of the Trust, 787 Seventh Avenue, New York, New York. The matters voted upon by Shareholders and the resulting votes are presented below:

SCHRODER EMERGING MARKETS FUND

PROPOSAL I. O. Proposal to revise the Fund's fundamental policy regarding issuing shares senior to the Fund's shares of beneficial interest.

VOTES

     FOR       AGAINST   ABSTAIN
     ---       -------   -------
3,000,767.415   0.000     0.000

PROPOSAL II. Proposal to amend the Trust Instrument to eliminate the requirement of shareholder approval for the termination of certain Series of the Trust.

VOTES

     FOR       AGAINST   ABSTAIN
     ---       -------   -------
3,000,767.415   0.000     0.000

SCHRODER INTERNATIONAL FUND

PROPOSAL I. A. Proposal to eliminate the Fund's fundamental policy regarding short sales.

VOTES

     FOR        AGAINST     ABSTAIN
     ---        -------     -------
2,030,821.275  1,291.403  526,372.000

PROPOSAL I. B. Proposal to revise the Fund's fundamental policy regarding borrowing.

VOTES

     FOR        AGAINST     ABSTAIN
     ---        -------     -------
2,031,683.275  429.403    526,372.000

PROPOSAL I. C. Proposal to eliminate the Fund's fundamental policy regarding pledging or otherwise encumbering assets.

VOTES

     FOR       AGAINST    ABSTAIN
     ---       -------    -------
2,031,326.216  786.462  526,372.000

PROPOSAL I. D. Proposal to eliminate the Fund's fundamental policy regarding investments in oil, gas or other mineral leases, rights or royalty contracts.

VOTES

     FOR       AGAINST    ABSTAIN
     ---       -------    -------
2,031,683.275  429.403  526,372.000

PROPOSAL I. E. Proposal to eliminate the Fund's fundamental policy regarding investments made for the purpose of gaining control of a company's management.

VOTES

     FOR       AGAINST    ABSTAIN
     ---       -------    -------
2,031,683.275  429.403  526,372.000

PROPOSAL I. F. Proposal to revise the Fund's fundamental policy regarding limits on acquiring voting securities of any one issuer.

VOTES

         FOR           AGAINST    ABSTAIN
         ---           -------    -------
2,031,683.275          429.403  526,372.000

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                                        69

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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

PROPOSAL I. G. Proposal to revise the Fund's fundamental policy regarding limits on investing assets of the Fund in any one issuer.

VOTES

         FOR            AGAINST      ABSTAIN
         ---            -------      -------
1,957,951.199          74,161.479  526,372.000

PROPOSAL I. H. Proposal to revise the Fund's fundamental policy regarding investing in commodities or commodity contracts.

VOTES

         FOR           AGAINST    ABSTAIN
         ---           -------    -------
2,031,326.216          786.462  526,372.000

PROPOSAL I. I. Proposal to eliminate the Fund's fundamental policy regarding purchasing securities on margin.

VOTES

         FOR            AGAINST     ABSTAIN
         ---            -------     -------
2,030,821.275          1,291.403  526,372.000

PROPOSAL I. J. Proposal to eliminate the Fund's policy regarding puts and calls.

VOTES

         FOR           AGAINST    ABSTAIN
         ---           -------    -------
2,031,683.275          429.403  526,372.000

PROPOSAL I. K. Proposal to revise the Fund's fundamental policy regarding lending portfolio securities.

VOTES

         FOR           AGAINST    ABSTAIN
         ---           -------    -------
2,031,683.275          429.403  526,372.000

PROPOSAL I. L. Proposal to eliminate the Fund's fundamental policy regarding investing in warrants.

VOTES

         FOR           AGAINST    ABSTAIN
         ---           -------    -------
2,031,683.275          429.403  526,372.000

PROPOSAL I. M. Proposal to eliminate the Fund's fundamental policy regarding the purchase of securities of closed-end investment companies.

VOTES

         FOR            AGAINST      ABSTAIN
         ---            -------      -------
1,958,813.199          73,299.479  526,372.000

PROPOSAL I. N. Proposal to eliminate the Fund's fundamental policy regarding investments in illiquid securities.

VOTES

         FOR            AGAINST      ABSTAIN
         ---            -------      -------
1,958,813.199          73,299.479  526,372.000

PROPOSAL II Proposal to amend the Trust Instrument to eliminate the requirement of shareholder approval for the termination of certain Series of the Trust.

VOTES

         FOR            AGAINST     ABSTAIN
         ---            -------     -------
2,026,038.828          6,073.850  526,372.000

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                                        70

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SCHRODER MUTUAL FUNDS
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SCHRODER INTERNATIONAL SMALLER COMPANIES FUND

PROPOSAL I. H. Proposal to revise the Fund's fundamental policy regarding investing in commodities or commodity contracts.

VOTES

         FOR             AGAINST     ABSTAIN
         ---             -------     -------
1,084,837.291          129,742.093  33,256.132

PROPOSAL I. O. Proposal to revise the Fund's fundamental policy regarding issuing shares senior to the Fund's shares of beneficial interest.

VOTES

         FOR           AGAINST    ABSTAIN
         ---           -------    -------
1,087,881.593          128,770.  31,183.432

PROPOSAL II. Proposal to amend the Trust Instrument to eliminate the requirement of shareholder approval for the termination of certain Series of the Trust.

VOTES

         FOR             AGAINST     ABSTAIN
         ---             -------     -------
1,057,264.400          161,951.150  28,619.966

SCHRODER U. S. SMALLER COMPANIES FUND

PROPOSAL I. C. Proposal to eliminate the Fund's fundamental policy regarding pledging or otherwise encumbering assets.

VOTES

         FOR            AGAINST     ABSTAIN
         ---            -------     -------
893,779.781            38,837.691  21,516.708

PROPOSAL I. D. Proposal to eliminate the Fund's fundamental policy regarding investments in oil, gas or other mineral leases, rights or royalty contracts.

VOTES

         FOR            AGAINST     ABSTAIN
         ---            -------     -------
901,204.995            29,992.882  22,936.303

PROPOSAL I. E. Proposal to eliminate the Fund's fundamental policy regarding investments made for the purpose of gaining control of a company's management.

VOTES

         FOR            AGAINST     ABSTAIN
         ---            -------     -------
905,759.736            25,654.153  22,720.291

PROPOSAL I. I. Proposal to eliminate the Fund's fundamental policy regarding purchasing securities on margin.

VOTES

         FOR            AGAINST     ABSTAIN
         ---            -------     -------
889,948.158            41,126.614  23,059.408

PROPOSAL I. J. Proposal to eliminate the Fund's fundamental policy regarding puts and calls.

VOTES

         FOR            AGAINST     ABSTAIN
         ---            -------     -------
904.259.210            27,154.679  22,720.291

PROPOSAL II. To amend the Trust Instrument eliminating the requirement of shareholder approval in terminating certain series of the Trust.

VOTES

         FOR            AGAINST     ABSTAIN
         ---            -------     -------
877,680.694            52,997.154  23,456.332

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                                        71

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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended October 31, 2001:

The Funds listed below designated the following amounts as long term capital gain dividends:

Schroder International Fund.................................  $34,035,673
Schroder International Smaller Companies Fund...............    1,679,030
Schroder Ultra Fund.........................................      237,814
Schroder U.S. Smaller Companies Fund........................    4,459,419
Schroder MidCap Value Fund..................................      733,415
Schroder Small Capitalization Value Fund....................    4,829,765

The Funds listed below have designated the following amounts as foreign tax credits for federal income tax purposes:

Schroder International Fund.................................  $61,365
Schroder International Smaller Companies Fund...............   32,887

These credits will affect only those shareholders of the Funds who are holders on the dividend record date in December 2001. Accordingly, shareholders will receive more detailed information along with their Form 1099-DIV in January 2002.

On December 21, 2001, the Funds made the following per share distribution to shareholders of record December 20, 2001:

                                                    NET INVESTMENT     SHORT TERM      LONG TERM
                                                        INCOME        CAPITAL GAIN    CAPITAL GAIN
                                                    --------------    ------------    ------------
Schroder International Smaller Companies Fund.....     $0.1411          $     --        $    --
Schroder Ultra Fund...............................          --           18.5963         1.6733
Schroder U.S. Large Cap Equity Fund...............      0.0100                --             --
Schroder U.S. Smaller Companies Fund..............          --            0.4852         0.8614
Schroder MidCap Value Fund........................          --                --         0.9275
Schroder Small Capitalization Value Fund..........          --                --         1.0996

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                                        72

PRIVACY STATEMENT

In the course of doing business with Schroders and the Schroder Mutual Funds, you share nonpublic personal and financial information with us. Schroders respects your right to privacy. We understand that you have entrusted us with this private information and we recognize the importance of protecting unnecessary or unauthorized access to it.

We may collect nonpublic personal information about you when you communicate or transact business with us or with our service providers in writing, electronically, or by telephone. For example, information may come from applications, requests for forms or literature (such as name, address, account or tax identification number), and your transactions and account positions with us (such as the types and amounts of investments and bank account information). On occasion, such information may come from those providing services to us or from your own brokerage or other financial services firm.

We do not sell your personal or financial information to any third parties.

We do not disclose your personal or financial information to non-affiliated third parties unless one of the following limited exceptions applies:

- We disclose personal information to companies that help us maintain, process or service your transactions or account(s) or financial products or services effected by or through us, including companies that perform administrative, transfer agency, custodial, brokerage or proxy solicitation services for us.

- We may disclose personal and financial information, such as account and transaction data, to companies which assist us in marketing or client servicing. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose.

- We may disclose or report personal information in limited circumstances where we believe in good faith that disclosure is required or permitted under law, for example, to cooperate with regulators or law enforcement authorities, or for institutional risk control.

- We may disclose personal information if you request or authorize us to do so.

We maintain physical, electronic, and procedural safeguards to protect your personal information. Within Schroders, access to such information is limited to those who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Finally, our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

We intend to observe these policies with respect to current and former Schroders customers and shareholders of the Schroder Mutual Funds.

If you identify any inaccuracy in your personal information or you need to make a change to that information, please contact us in writing so that we may promptly update our records.

This Privacy Policy applies to the Schroder Mutual Funds, Schroder Fund Advisors
                                    Inc. and
               Schroder Investment Management North America Inc.

--------------------------------------------------------------------------------

    INVESTMENT ADVISOR   Schroder Investment Management North America Inc.
                         787 Seventh Avenue, 34th Floor
                         New York, NY 10019

              TRUSTEES   Sharon L. Haugh, Chairman
                         Catherine A. Mazza, Vice Chairman
                         David N. Dinkins
                         Peter E. Guernsey
                         John I. Howell
                         Peter S. Knight
                         William L. Means
                         Clarence F. Michalis
                         Hermann C. Schwab

     ADMINISTRATOR AND   Schroder Fund Advisors Inc.
           DISTRIBUTOR   787 Seventh Avenue, 34th Floor
                         New York, NY 10019

TRANSFER & SHAREHOLDER   Boston Financial Data Services, Inc.
       SERVICING AGENT

             CUSTODIAN   State Street Bank and Trust Company

               COUNSEL   Ropes & Gray

    INDEPENDENT PUBLIC   PricewaterhouseCoopers LLP
           ACCOUNTANTS

                         The information contained in this report is intended for the general information of the shareholders of the Trusts. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which contains important information concerning the Trusts.


                         SCHRODER CAPITAL FUNDS (DELAWARE)
                         SCHRODER SERIES TRUST
                         P.O. BOX 8507
                         BOSTON, MA 02266
                         (800) 464-3108

                         WS/SF1201AR




[SCHRODERS LOGO]

                            VANGUARD WHITEHALL FUNDS

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                    FORM N-14

                                     PART C


OTHER INFORMATION


ITEM 15. INDEMNIFICATION.

The Registrant's organizational documents contain provisions indemnifying Trustees and Officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and Officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or Officer. However, this provision does not cover any liability to which a Trustee or Officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and Officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or Officer's office with the Registrant.



ITEM 16. EXHIBITS.

            (1)      Declaration of Trust of the Vanguard Whitehall
                     Funds is herein incorporated by reference to
                     Exhibit 1 of Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A filed on June 30, 1998.
            (2) By-laws of the Vanguard Whitehall Funds are herein incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A filed on June
                     30, 1998.
            (3)      Not applicable.
            (4) Form of Agreement and Plan of Reorganization and Liquidation is filed herewith.
            (5)      Not applicable.
            (6) Investment advisory agreement between Vanguard Whitehall Funds and Schroder Investment Management North America Inc., dated ., 2002 is filed herewith.
            (7) Amended and Restated Fund's Service Agreement is herein incorporated by reference to Registrant's Registration Statement on Form N-1A.
            (8)      Not applicable.

ITEM 16. EXHIBITS.


            (9) Custodian Agreement is herein incorporated by reference to Registrant's Registration Statement on Form N-1A.
            (10)     Not applicable.
            (11) Opinion and Consent of Morgan Lewis that shares will be validly issued, fully paid and non-assessable.
            (12) Form of Opinion and Consent of Morgan Lewis as to tax matters and consequences is filed herewith.
            (13)     Not applicable.
            (14)     Consent of PricewaterhouseCoopers LLP is filed herewith.
            (15)     Not applicable.
            (16) Power of Attorney for Heidi Stam is herein incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement of Vanguard Variable Insurance Fund
                     (File No. 33-32216) filed on January 28, 2002.
            (17) (a) Prospectus for Schroder International Smaller Companies
                     Fund dated January 28, 2002 is filed herewith.
            (17) (b) Statement of Additional Information for Schroder
                     International Smaller Companies Fund dated January 28, 2002 is filed herewith.
            (17) (c) Annual Report to Shareholders including the Audited
                     Financial Statements dated October 31, 2001 for the Schroder Funds are filed herewith.
            (17) (d) Preliminary Prospectus for Vanguard International Explorer
                     Fund is filed herewith.
            (17) (e) Preliminary Statement of Additional Information for
                     Vanguard International Explorer Fund is filed herewith.


ITEM 17. UNDERTAKINGS.

Not applicable.

                                   SIGNATURES


     As required by the Securities Act of 1933 this Registration Statement has been signed on behalf of the Registrant in Philadelphia on the 18th day of March, 2002.

     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacity on the dates indicated.



VANGUARD WHITEHALL FUNDS
Registrant


           SIGNATURE                     TITLE                        DATE
--------------------------------------------------------------------------------

By: /S/ JOHN J. BRENNAN         President, Chairman, Chief        March 18, 2002
   ---------------------------  Executive Officer, and Trustee
       (Heidi Stam)
      John J. Brennan*


By: /S/ CHARLES D. ELLIS        Trustee                           March 18, 2002
   ---------------------------
        (Heidi Stam)
       Charles D. Ellis*


By: /S/ RAJIV L. GUPTA          Trustee                           March 18, 2002
   ---------------------------
        (Heidi Stam)
       Rajiv L. Gupta*


By: /S/ JOANN HEFFERNAN HEISEN  Trustee                           March 18, 2002
   ---------------------------
        (Heidi Stam)
       JoAnn Heffernan Heisen*


By: /S/ BURTON G. MALKIEL       Trustee                           March 18, 2002
   ---------------------------
        (Heidi Stam)
       Burton G. Malkiel*


By: /S/ ALFRED M. RANKIN, JR.   Trustee                           March 18, 2002
   ---------------------------
        (Heidi Stam)
       Alfred M. Rankin, Jr.*


By: /S/ J. LAWRENCE WILSON      Trustee                           March 18, 2002
   ---------------------------
        (Heidi Stam)
       J. Lawrence Wilson*


By: /S/ THOMAS J. HIGGINS       Treasurer and Principal           March 18, 2002
   ---------------------------  Financial Officer and Principal
        (Heidi Stam)            Accounting Officer
       Thomas J. Higgins*


*By Power of Attorney. See File Number 33-32216, filed on January 29, 2002.
 Incorporated by Reference.

                                INDEX TO EXHIBITS


Form of Agreement and Plan of Reorganization and Liquidation        EX-99.B4

Investment advisory agreement between Vanguard Whitehall Funds
and Schroder Investment Management North America Inc.               EX-99.B6

Opinion and Consent of Morgan Lewis that shares will be
validly issued, fully paid and non-assessable                       EX-99.B11

Form of Opinion and Consent of Morgan Lewis as to tax
matters and consequences                                            EX-99.B12

Consent of PricewaterhouseCoopers is filed herewith                 EX-99.B14

Prospectus for Schroder International Smaller Companies
Fund dated January 28, 2002                                         EX-99.B17(a)

Statement of Additional Information for Schroder
International Small Companies Fund dated January 28, 2002           EX-99.B17(b)

Annual Report to Shareholders including the Audited
Financial Statements dated October 31, 2001 for the
Schroder Funds                                                      EX-99.B17(c)

Preliminary Prospectus for Vanguard International Explorer Fund     EX-99.B17(d)

Preliminary Statement of Additional Information for Vanguard
International Explorer Fund                                         EX-99.B17(e)